PROSPECTUS

FEBRUARY 1, 2007

TIAA-CREF
INSTITUTIONAL MUTUAL FUNDS
Institutional Class

•	Growth Equity Fund	•	Small-Cap Growth Index Fund

•	Growth & Income Fund	•	Small-Cap Value Index Fund

•	International Equity Fund	•	Small-Cap Blend Index Fund

•	Large-Cap Growth Fund	•	International Equity Index Fund

•	Large-Cap Value Fund	•	Social Choice Equity Fund

•	Mid-Cap Growth Fund	•	Real Estate Securities Fund

•	Mid-Cap Value Fund	•	Managed Allocation Fund II

•	Small-Cap Equity Fund	•	Bond Fund

•	Large-Cap Growth Index Fund	•	Bond Plus Fund II

•	Large-Cap Value Index Fund	•	Short-Term Bond Fund II

•	Equity Index Fund	•	High-Yield Fund II

•	S&P 500 Index Fund	•	Tax-Exempt Bond Fund II

•	Mid-Cap Growth Index Fund	•	Inflation-Linked Bond Fund

•	Mid-Cap Value Index Fund	•	Money Market Fund

•	Mid-Cap Blend Index Fund

This prospectus describes the Institutional Class shares offered by twenty-nine investment portfolios of the TIAA-CREF Institutional Mutual Funds, or “Funds.”

An investment in TIAA-CREF Institutional Mutual Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds, or the Funds could perform more poorly than other investments.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information	3	Money Market Fund	35

Overview of the Funds	3	Money Market Fund	35

General Information About the Funds	4	Past Performance	36

The Equity Funds	5	Fees and Expenses	48

Risks of Investing in the		Investment Objectives, Strategies
Equity Funds	5	and Risks	52

Active Equity Funds	7	Investment Management Styles	52

Growth Equity Fund	7	More About Benchmarks and
Growth & Income Fund	8	Other Indices	52
International Equity Fund	9
Large-Cap Growth Fund	10	Additional Investment Strategies	57
Large-Cap Value Fund	11
Mid-Cap Growth Fund	12	Equity Funds	57
Mid-Cap Value Fund	13	The Real Estate Securities Fund	58
Small-Cap Equity Fund	13	The Fixed-Income Funds	58
		The Money Market Fund	59
Index Funds	14
		Portfolio Holdings	59
Large-Cap Growth Index Fund	15
Large-Cap Value Index Fund	15	Portfolio Turnover	59
Equity Index Fund	16
S&P 500 Index Fund	16	Share Classes	59
Mid-Cap Growth Index Fund	16
Mid-Cap Value Index Fund	16	Management of the Funds	60
Mid-Cap Blend Index Fund	17
Small-Cap Growth Index Fund	17	The Funds’ Investment Adviser	60
Small-Cap Value Index Fund	17	Portfolio Management Teams	63
Small-Cap Blend Index Fund	17	Other Services	73
International Equity Index Fund	18
		Distribution Arrangements	74
Specialty Equity Fund	18
		Calculating Share Price	74
Social Choice Equity Fund	19
		Dividends and Distributions	76
Real Estate Securities Fund	21
		Taxes	77
Balanced Fund	22
		Your Account: Buying, Selling
Managed Allocation Fund II	22	or Exchanging Shares	80

Fixed-Income Funds	25	How to Purchase Shares	80
		How to Redeem Shares	84
Risks of Investing in the		How to Exchange Shares	86
Fixed-Income Funds	25	Other Investor Information	87
Bond Fund	26	Market Timing/Excessive Trading
Bond Plus Fund II	28	Policy	90
Short-Term Bond Fund II	29
High-Yield Fund II	30	Glossary	92
Tax-Exempt Bond Fund II	32
Inflation-Linked Bond Fund	33	Financial Highlights	93

SUMMARY INFORMATION
OVERVIEW OF THE FUNDS

     The twenty-nine Funds of the TIAA-CREF Institutional Mutual Funds offered in this Prospectus are divided into five general types:

Twenty Equity Funds that invest primarily in equity securities. The Equity Funds consist of three subcategories of Equity Funds reflecting different investment management techniques. They are:

Active Equity Funds:

Growth Equity Fund

Growth & Income Fund

International Equity Fund

Large-Cap Growth Fund

Large-Cap Value Fund

Mid-Cap Growth Fund

Mid-Cap Value Fund

Small-Cap Equity Fund

Index Funds:

Large-Cap Growth Index Fund

Large-Cap Value Index Fund

Equity Index Fund

S&P 500 Index Fund

Mid-Cap Growth Index Fund

Mid-Cap Value Index Fund

Mid-Cap Blend Index Fund

Small-Cap Growth Index Fund

Small-Cap Value Index Fund

Small-Cap Blend Index Fund

International Equity Index Fund

Specialty Equity Fund:

Social Choice Equity Fund

The Real Estate Securities Fund, which invests primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

A Balanced Fund that invests primarily in other mutual funds through a “fund of funds” approach:

Managed Allocation Fund II

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 3

Six Fixed-Income Funds, which invest primarily in fixed-income securities:

Bond Fund

Bond Plus Fund II

High-Yield Fund II

Inflation-Linked Bond Fund

Short-Term Bond Fund II

Tax-Exempt Bond Fund II

The Money Market Fund, which invests primarily in high-quality, short-term money market instruments.

General Information About the Funds

     This Prospectus describes twenty-nine Funds offered by the TIAA-CREF Institutional Mutual Funds. Each Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and attendant risks. An investor should consider each Fund separately to determine if it is an appropriate investment. The investment objective of each Fund, the investment strategies by which it seeks its objective, and its non-fundamental investment restrictions, may be changed by the Board of Trustees of the TIAA-CREF Institutional Mutual Funds (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

     The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. We will notify you before we make such a change.

     As noted in the investment strategy descriptions below, most of the Funds have a policy of investing at least 80% of their assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by their names. The term “equity securities” means an ownership interest, or the right to acquire an ownership interest, in an issuer. For purposes of the 80% policy of the Funds, the term includes common stocks, preferred stocks, convertible securities, warrants, and other securities which, by their terms, are convertible to common stock. Except for Tax-Exempt Bond Fund II, shareholders will receive at least 60 days’ prior notice before changes are made to this policy. For Tax-Exempt Bond Fund II, this policy can only be changed by a vote of its shareholders.

     Each Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

     The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.

     No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program.

4 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

The Equity Funds

     This prospectus includes twenty Funds that invest primarily in equity securities. There are three subcategories of Equity Funds: Active Equity Funds, Index Funds and Specialty Equity Funds.

     Risks of Investing in the Equity Funds

     In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the Funds that hold equity securities may decrease. There is no guarantee that a Fund will meet its investment objective.

     An investment in an Equity Fund, or any Fund’s equity investments, will be subject to the following principal investment risks described below:

  Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that a Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. This is known as market risk. Equity markets tend to be cyclical, with periodswhen prices generally rise and periods when prices generally decline. Foreignequity markets tend to reflect local economic and financial conditions and,therefore, trends often vary from country to country and region to region.

  Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

     The Funds that make foreign investments, particularly the International Equity and International Equity Index Funds, are subject to:

  Foreign Investment Risk—The risk of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 5

     The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

     The Funds that are managed according to a growth or value investment style are subject to:

  Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Funds, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a Fund’s growth investing or value investing style falls out of favor with investors for a period of time.

     The Funds that are managed according to a growth investment style are subject to:

  Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

     The Funds that are managed according to a value investment style are subject to:

  Value Investing Risk—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired.

     The Index Funds are subject to:

  Index Risk. This is the risk that a Fund’s performance will not match its index for any period of time. Although each Index Fund attempts to closely track the investment performance of its respective index, an Index Fund may not duplicate the exact composition of its index. In addition, unlike a Fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, none of the Index Funds can guarantee that its performance will match its index for any period of time.

6 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

     The Funds that invest in mid- and small-cap securities, particularly the Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Mid-Cap Growth Index, Mid-Cap Value Index, Mid-Cap Blend Index, Small-Cap Growth Index, Small-Cap Value Index and Small-Cap Blend Index Funds, as well as the Managed Allocation Fund II, are subject to:

  Small-Cap/Mid-Cap Risk—Securities of small and mid-sized companies may experience steeper fluctuations in price than the securities of larger companies. They may also have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities.

     No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

Active Equity Funds

     Growth Equity Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities that present the opportunity for growth. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The Fund may invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. The Fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index, the Russell 1000® Growth Index (Russell 1000 is a trademark and a service mark of the Frank Russell Company). This quantitative technique, when used, helps the portfolio management team control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

     Special Investment Risks: The Fund is subject to market risk, company risk, style risk and foreign investment risk. It is also subject to special risks of growth investing. In addition, by focusing on the securities of larger companies, the Fund carries with it the risk that it may have fewer opportunities to identify securities

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 7

that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Further, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Fund’s performance is often more volatile than the overall stock market, and it could significantly underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

     Who May Want to Invest: The Fund may be appropriate for investors who want a favorable long-term total return through capital appreciation but are willing to tolerate fluctuations in value and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

     Growth & Income Fund

     Investment Objective: The Fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in (1) income-producing equity securities or (2) other securities defined by its benchmark index, the Standard & Poor’s 500 (“S&P 500®”) Index. We seek to construct a portfolio whose weighted average market capitalization is similar to the Fund’s benchmark index. The Fund focuses on equity securities of larger, well-established, mature growth companies that we believe are attractively valued, show the potential to appreciate faster than the rest of the market, and offer a growing stream of dividend income. Mainly, we look for companies that are leaders in their respective industries, with sustainable competitive advantages. We also look for companies with management teams that are dedicated to creating shareholder value. The Fund also may invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign investments when we believe these companies offer more attractive investment opportunities. By investing in a combination of equity securities that provide opportunity for capital appreciation and dividend income, the Fund seeks to produce total returns that are in line or above that of the S&P 500® Index. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the S&P 500® Index. These quantitative techniques, when employed, help the portfolio management team control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested at all times.

     Special Investment Risks: The Fund is subject to market risk, company risk, and modest foreign investment risk. There are also special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. In addition, by focusing on the securities of larger companies, the Fund may have fewer opportunities to identify securities that the market

8 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

misprices and these companies may grow more slowly than the economy as a whole or not at all. As with any mutual fund, you can lose money by investing in this Fund.

     Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income but who also can accept the risk of market fluctuations and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

     International Equity Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of foreign issuers. The Fund has a policy of maintaining investments of equity securities of foreign issuers located in at least three countries other than the United States. The active managers select individual stocks, and let the Fund’s country and regional asset allocations evolve from their stock selection. We do, however, regularly manage the Fund’s sector and country exposure against the Fund’s benchmark index, the Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE® Index”), in order to control risk. The Fund may invest in emerging markets to varying degrees, depending on the prevalence of stock specific opportunities. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies.

     The Fund looks for companies of all sizes with:

  sustainable earnings growth;

  focused management with successful track records;

  unique and easy-to-understand franchises (brands);

  stock prices that do not fully reflect the stock’s potential value, based on current earnings; assets, and long-term growth prospects; and

  consistent generation of free cash flow.

     The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative investment technique, when used, helps the portfolio management team control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested at all times.

     Special Investment Risks: The Fund is subject to substantial foreign investment risk and above-average market risk and company risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The stock prices of smaller, lesser-known companies may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this Fund.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 9

     Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties in interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

     The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

     Who May Want to Invest: The Fund may be appropriate for investors who seek high long-term total returns, understand the advantages of diversification across international markets, who are willing to tolerate the greater risks of foreign investments and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

     Large-Cap Growth Fund

     Investment Objective: The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in large-cap equity securities that present the opportunity for growth. For purposes of the Fund’s 80% investment policy, “large-cap” securities are securities of issuers included in the Russell 1000® Index at the time of purchase. (Russell 1000® is a trademark and service mark of the Frank Russell Company.) Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The Fund may invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. The Fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The Fund may invest up to 20% of its

10 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark, the Russell 1000® Growth Index. This quantitative technique, when used, helps the portfolio management team control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

     Special Investment Risks: The Fund is subject to market risk, company risk, style risk and foreign investment risk. It is also subject to special risks of growth investing. In addition, by focusing on the securities of larger companies, the Fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Further, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Fund’s performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

     Who May Want to Invest: The Fund may be appropriate for investors who want a favorable long-term total return through capital appreciation but are willing to tolerate fluctuations in value and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

     Large-Cap Value Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of large domestic companies, as defined by the Fund’s benchmark index (the Russell 1000® Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

     The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

  analyses of historical valuations of the same security;

  valuations of comparable securities in the same sector or the overall market;

  various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

  free cash flow generated by the company.

     The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio management team control risk exposures by suggesting security selections that

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 11

may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

     Special Investment Risks: The Fund is subject to market risk, company risk and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk and the risks of value investing. As with any mutual fund, you can lose money by investing in this Fund.

     Who May Want to Invest: The Fund may be appropriate for investors who are looking for long-term total return through capital appreciation using a value investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

     Mid-Cap Growth Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Growth Index), that present the opportunity for growth.

     The Fund seeks equity securities of companies believed to have prospects for strong earnings or sales growth. The Fund invests in equity securities of companies that are in new and emerging areas of the economy, that have distinctive products or services, and that are growing faster than the overall equity market. The Fund may also invest in companies that we believe to be undervalued based on current earnings, assets or growth prospects. These investments could include companies likely to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

     We also use proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark index based on relative value, price or potential earnings growth. The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio management team control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

     Special Investment Risks: The Fund is subject to market risk, substantial company risk, moderate foreign investment risk and mid-cap risk. The Fund also is subject to substantial style risk, in that growth investing may fall out of favor with investors, as well as the special risks of growth investing. As with any mutual fund, you can lose money by investing in this Fund.

12 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

     Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a growth investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

     Mid-Cap Value Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

     The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

  analyses of historical valuations of the same security;

  valuations of comparable securities in the same sector or the overall market;

  various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

  free cash flow generated by the company.

     The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio management team control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

     Special Investment Risks: The Fund is subject to market risk, substantial company risk, mid-cap risk, and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk and the risks of value investing. As with any mutual fund, you can lose money by investing in this Fund.

     Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a value investment style, and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

     Small-Cap Equity Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 13

     The Fund seeks to add incremental return over its stated benchmark index, the Russell 2000® Index, while also managing the relative risk of the Fund versus its benchmark index. The Fund uses proprietary mathematical models based on financial and investment theories to evaluate and score a broad universe of stocks in which the Fund invests. These models typically weigh many different variables, including:

  the valuation of the individual stock versus the market or its peers;

  future earnings and sustainable growth prospects; and

  the price and volume trends of the stock.

     The score is used to form the portfolio, along with the following additional inputs:

  weightings of the stock, and its corresponding sector, in the benchmark;

  correlations between the performance of the stocks in the universe; and

  trading costs.

     The overall goal is to build a portfolio of stocks that outperform the Fund’s stated benchmark index, while also managing the relative risk of the Fund versus its benchmark index.

     The Fund’s strategy is based upon our understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in the portfolio management team’s analysis.

     Special Investment Risks: The Fund is subject to market risk, very substantial company risk and small-cap risk. As with any mutual fund, you can lose money by investing in this Fund.

     Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and who are comfortable with the risks of investing in small domestic companies.

Index Funds

     Each of the Index Funds seeks a favorable long-term total return from a diversified portfolio of equity securities selected to track the various U.S. or foreign markets of publicly-traded stocks, as represented by a broad stock market index. The Index Funds may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index. Each of the Index Funds is described below.

     Principal Investment Strategy: Each Index Fund is designed to track various U.S. or foreign equity markets as a whole or a segment of these markets. Each Fund primarily invests its net assets in equity securities selected to track a designated broad stock market index. Because the return of an index is not reduced by investment and other operating expenses, a Fund’s ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses. The use of a particular index by an Index Fund is not a fundamental policy of the Fund and may be changed without shareholder approval.

14 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

     Special Investment Risks: Generally, the Index Funds are subject to the same risks as the Equity Funds noted above. In particular, each Index Fund is subject to substantial market and index risk as well as modest company risk. Although each Index Fund attempts to closely track the investment performance of its index, it does not duplicate the composition of the index and is subject to certain investment and operating expenses, which the index does not have. Therefore, none of the Index Funds can guarantee that its performance will match its index for any period of time.

     Who May Want to Invest: Each of the Index Funds may be appropriate for investors who seek a mutual fund with investment performance that attempts to closely track the performance of its designated index.

     The index for each Index Fund is shown in the table below. These indices are described in detail below in “More About Benchmark and Other Indices.”

Index Fund	Index
Large-Cap Growth Index Fund	Russell 1000® Growth Index
Large-Cap Value Index Fund	Russell 1000® Value Index
Equity Index Fund	Russell 3000® Index
S&P 500 Index Fund	S&P 500® Index
Mid-Cap Growth Index Fund	Russell Midcap® Growth Index
Mid-Cap Value Index Fund	Russell Midcap® Value Index
Mid-Cap Blend Index Fund	Russell Midcap® Index
Small-Cap Growth Index Fund	Russell 2000® Growth Index
Small-Cap Value Index Fund	Russell 2000® Value Index
Small-Cap Blend Index Fund	Russell 2000® Index
International Equity Index Fund	MSCI EAFE® Index

     Large-Cap Growth Index Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index.

     Fund Benchmark: Russell 1000® Growth Index.

     Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Large-Cap Growth Index Fund is subject to style risk, in that growth investing may fall out of favor with investors, and the special risks associated with growth investing.

     Large-Cap Value Index Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index.

     Fund Benchmark: Russell 1000® Value Index.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 15

     Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Large-Cap Value Index Fund is subject to style risk and the risks of value investing.

     Equity Index Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

     Fund Benchmark: Russell 3000® Index.

     Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Equity Index Fund is subject to more than moderate company risk. The prices of equity securities of smaller, lesser-known companies, which make up a small portion of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited operating histories and lack management depth. Such securities also may be thinly-traded.

     S&P 500 Index Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.

     Fund Benchmark: S&P 500® Index.

     Additional Special Investment Risks: An investment in securities of larger companies carries with it the risk that the company (and its earnings) may grow more slowly than the economy as a whole, or not at all. Also, larger companies may fall out of favor with the investing public for reasons unrelated to their businesses or economic fundamentals.

     Mid-Cap Growth Index Fund

     Investment Objective: The Fund seeks a favorable long-term return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on a market index.

     Fund Benchmark: Russell Midcap® Growth Index.

     Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Mid-Cap Growth Index Fund is subject to style risk, in that growth investing may fall out of favor with investors, the special risks associated with growth investing, and mid-cap risk.

     Mid-Cap Value Index Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on a market index.

16 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

     Fund Benchmark: Russell Midcap® Value Index.

     Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Mid-Cap Value Index Fund is subject to style risk, the risks of value investing and mid-cap risk.

     Mid-Cap Blend Index Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on a market index.

     Fund Benchmark: Russell Midcap® Index.

     Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Mid-Cap Blend Index Fund is subject to more than modest company risk and mid-cap risk.

     Small-Cap Growth Index Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies based on a market index.

     Fund Benchmark: Russell 2000® Growth Index.

     Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Small-Cap Growth Index Fund is subject to very substantial company risk and to style risk, because growth investing may fall out of favor with investors. It is also subject to the special risks associated with growth investing and small-cap risk. The Fund is exposed to the risks of investing in equity securities of smaller companies.

     Small-Cap Value Index Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on a market index.

     Fund Benchmark: Russell 2000® Value Index.

     Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Small-Cap Value Index Fund is subject to very substantial company risk, style risk in that value investing may fall out of favor with investors, the risks of value investing and small-cap risk.

     Small-Cap Blend Index Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index.

     Fund Benchmark: Russell 2000® Index.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 17

     Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Small-Cap Blend Index Fund is subject to very substantial company risks and small-cap risk.

     International Equity Index Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index.

     Fund Benchmark: MSCI EAFE® Index.

     Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the International Equity Index Fund is subject to very substantial foreign investment risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.

     In addition, investing in securities traded on foreign exchanges or in foreign markets can involve risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties in interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

     The risks noted above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging countries.

Specialty Equity Fund

     TIAA-CREF Institutional Mutual Funds includes the following Specialty Equity Fund: the Social Choice Equity Fund.

18 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

     Social Choice Equity Fund

     Investment Objective: The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

     Principal Investment Strategies: The Fund invests primarily in equity securities that meet its social criteria. The Fund attempts to track the return of the U.S. stock market as represented by the Russell 3000® Index, while investing only in companies whose activities are consistent with the Fund’s social criteria. It does this by investing in companies included in the KLD Research & Analytics, Inc.’s (“KLD”) Broad Market Social IndexSM (the “KLD BMS Index”),1 which is a subset of companies in the Russell 3000® Index screened to eliminate companies that do not meet certain “social” criteria.

     Companies that are currently excluded from the KLD BMS Index include:

  Companies that derive any revenues from the manufacture of alcohol or tobacco products, and retailers that derive significant revenues from the sale of alcohol or tobacco;

  Companies that derive any revenues from gambling;

  Companies that derive any revenue from the manufacture of firearms and/or ammunition, and retailers that derive significant revenues from the sale of firearms and/or ammunition;

  Companies that derive significant revenues from the production of military weapons; and

  Electric utilities that own interests in nuclear power plants.

     The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area do not automatically eliminate the company from the KLD BMS Index. Instead, KLD bases its screening decisions both on the company’s social performance in these areas relative to its industry peers, and the general social and environmental impact of the industries to which each company belongs. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the KLD BMS Index:

1

The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD. KLD is not responsible for and has not reviewed the Fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

KLD’s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD makes no express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the KLD Indexes or any data or any security (or combination thereof) included therein.

The KLD BMS IndexSM is derived from the constituents of the Russell 3000® Index. The Russell 3000® Index is a trademark/service mark of the Frank Russell Company (“FRC”). The use of the Russell 3000® Index as the universe for the KLD BMS Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD BMS Index or of the investment in any or all of the securities upon which the Russell Indexes or KLD Indexes are based.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 19

  Safe and useful products, including a company’s record with respect to product safety, marketing practices, commitment to quality and research and development;

  Employee relations, including a company’s record with respect to labor matters, workplace safety, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans;

  Human rights, including relations with indigenous peoples, non-U.S. labor relations, and operations in countries that KLD considers to have widespread and well-documented labor rights abuses;

  Corporate citizenship, including a company’s record with respect to philanthropic activities, community relations, and impact of operations on communities;

  Corporate Governance, including executive compensation, tax disputes, and accounting practices;

  Environmental performance, including a company’s record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

  Diversity, including a company’s record with respect to promotion of women and minorities, equal employment opportunities, family friendly employee benefits, and contracts with women and minority suppliers.

     The KLD BMS Index is reconstituted once a year based on an updated list of the companies comprising the Russell 3000® Index. As of December 31, 2006 the KLD BMS Index was comprised of approximately 2084 companies in the Russell 3000® Index that passed certain exclusionary and qualitative screens.

     The Fund may invest in U.S. Government securities and in securities issued by foreign governments or their agencies or instrumentalities as approved by our Corporate Governance and Social Responsibility Committee. The Fund may also buy futures contracts and other derivative instruments for hedging and for cash management purposes. The Fund may invest up to 15% of its total assets in foreign investments.

     Special Investment Risks: The Fund is subject to market risk, company risk, and moderate index risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this Fund may forgo some market opportunities available to Funds that don’t use these criteria. As with any mutual fund, you can lose money by investing in this Fund.

     Who May Want to Invest: The Fund may be appropriate for investors who seek a broadly-based equity investment that excludes companies based on certain “social” criteria.

20 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

Real Estate Securities Fund

     Real Estate Securities Fund

     Investment Objective: The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The Fund is actively managed using a research-oriented process with a focus on cash flows, asset values and our belief of management’s ability to increase shareholder value. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry.

     An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

     The Fund also may invest up to 10% of its total assets in real estate securities of foreign issuers and up to 20% of its total assets in equity and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the Fund is the Dow Jones Wilshire Real Estate Securities Index.

     Special Investment Risks: The Fund is subject to the special risks of real estate investing, described below. It is also subject to interest rate risk, income risk, substantial market risk and very substantial company risk, as described under “Risks of Investing in the Equity Funds” above and “Risks of Investing in the Fixed-Income Funds” below. Further, because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

     There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 21

associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

     In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating meaning that a specific term of existence is provided for in their trust documents. In acquiring the securities of REITs, the Fund runs the risk that they will sell them at an inopportune time.

     The Fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. As with any mutual fund, you can lose money by investing in this Fund.

     No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program.

     Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income, who are looking to diversify their investments by investing in real estate securities, and who are willing to accept the risk of investing in real estate securities.

Balanced Fund

     This Prospectus includes one Fund that is a Balanced Fund: Managed Allocation Fund II.

     Managed Allocation Fund II

     Investment Objective: The Fund seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The Fund will pursue this goal through a “fund of funds” approach, whereby the Fund will make investments primarily in other mutual funds.

22 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

     Principal Investment Strategy: The Fund may invest in shares of underlying funds such as: (1) the TIAA-CREF Institutional Mutual Funds’ other investment funds; (2) the TIAA-CREF Mutual Funds, which are affiliated funds of the TIAA-CREF Institutional Mutual Funds; and (3) other mutual funds or other permissible investment pools or products that may be selected by the Board of Trustees from time to time. The Managed Allocation Fund II may invest in underlying funds or products other than those listed above at any time in the future without obtaining shareholder approval. These additional underlying funds or products may have different investment objectives and styles from those currently held by the Fund and may change the risk profile of the Fund. We will notify you where the addition of underlying funds or products would have a material effect on the composition of the Fund’s investment portfolio.

     Generally, the Fund will seek to meet its objective by investing: (1) approximately 60% of its net assets in equity funds including up to 5% of its net assets in real estate funds; and (2) approximately 40% of its net assets in fixed-income funds.

     The Fund currently intends to invest in the following equity funds:

  Large-Cap Growth Fund, which invests primarily in a diversified portfolio of common stocks that present the opportunity for growth, such as stocks of large-cap companies in new and emerging areas of the economy and companies with distinctive products or promising markets.

  International Equity Fund, which invests primarily in a broadly diversified portfolio of foreign equity investments.

  Large-Cap Value Fund, which invests primarily in equity securities of large domestic companies that appear undervalued by the market based on a evaluaion of their potentional worth.

  Small-Cap Equity Fund, which invests primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations that appear to have favorable prospects for significant long-term capital appreciation.

  Growth & Income Fund, which invests primarily in a broadly diversified portfolio of income-producing equity securities selected for their investment potential.

For the real estate securities component of its asset allocation strategy, the Managed Allocation Fund II currently intends to invest in the Real Estate Securities Fund, which invests primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as REITs.

     The Fund currently intents to invest in the following fixed-income funds:

  Bond Plus Fund II, which divides its portfolio into two segments, one of which invests in a broad range of investment-grade debt securities, and the other of which seeks enhanced returns through investments in illiquid or non-investment grade securities.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 23

  Short-Term Bond Fund II, which invests primarily in a broad range of U.S. Treasury and agency securities, and corporate bonds with maturities from 1-5 years.

  High-Yield Fund II, which invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loans and notes, as well as convertible securities and preferred stocks.

  Inflation-Linked Bond Fund, which invests primarily in inflation-linked bonds—fixed-income securities whose returns are designed to track a specified inflation index over the life of the security.

     As a result of its investments in the underlying funds, the Managed Allocation Fund II’s returns will reflect investments in a mix of domestic stocks of companies of all sizes, foreign equities, real estate securities, and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities. To maintain an appropriate allocation among the underlying funds, we monitor the foreign and domestic equity markets, as well as overall financial and economic conditions. If the Fund’s portfolio management team believe that the relative attractiveness of the markets in which the equity and fixed-income funds are invested changes, they can adjust the percentage of investments in these funds up or down by up to 5%. At any given time the Fund plans on holding between 0 to 5% of its net assets in real estate funds. The Fund’s benchmark is a composite comprised of the benchmarks of each underlying fund based on the Fund’s allocations.

     The composition of the Fund’s fixed-income portion will vary depending on the shape of the yield curve. This means that when there is not much difference between the yield on short-term and long-term bonds, the Fund will increase its investments in the Short-Term Bond Fund II. The Fund will have less than 5% of assets in the High-Yield Fund II.

     The Fund might sometimes be even more heavily weighted toward equities or fixed-income, if we believe market conditions warrant. For example, we might increase the Fund’s holdings in fixed-income funds in periods when we believe the equity markets will decline.

     For flexibility in meeting redemptions, expenses, and the timing of new investments, and as a short-term defense during periods of unusual volatility, the Fund can also invest in government securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), short-term paper, or shares of the Money Market Fund. For temporary defensive purposes, the Managed Allocation Fund II may invest without limitation in such securities. We cannot guarantee that this strategy will be successful.

     Special Investment Risks: The Fund shares the risks associated with the types of securities held by each of the underlying funds in which it invests, including market risk, company risk, foreign investment risk, interest rate risk, credit risk, call risk, and prepayment and extension risk.

     It is possible that the interests of the Managed Allocation Fund II could diverge from the interests of one or more of the underlying funds in which it invests. That could create a conflict of interest between the Managed Allocation Fund II and its

24 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

underlying funds, in which case it could be difficult for the trustees of the TIAA-CREF Institutional Mutual Funds to fulfill their fiduciary duties to each fund, since they oversee both the Fund and the underlying funds. The Board believes it has structured each Fund to avoid these concerns. However, it is still possible that proper action for the Managed Allocation Fund II could sometimes hurt the interests of an underlying fund, or vice versa. If that happens, Teachers Advisors, Inc. (“Advisors”), the Fund’s investment adviser, and the Board of Trustees will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Advisors and the Board of Trustees will, in any case, closely and continuously monitor each Fund’s investments to avoid these concerns as much as possible.

     Who May Want to Invest: The Fund may be appropriate for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund is suitable for investors with medium- to long-term time horizons and who seek capital appreciation and investment income through broad diversification.

Fixed-Income Funds

     TIAA-CREF Institutional Mutual Funds includes six Funds that primarily invest in fixed-income securities: the Bond Fund, Bond Plus Fund II, Short-Term Bond Fund II, High-Yield Fund II, Tax-Exempt Bond Fund II and Inflation-Linked Bond Fund.

     Risks of Investing in the Fixed-Income Funds

     An investment in a Fixed-Income Fund, or any Fund’s fixed-income investments, typically are subject to the following principal investment risks described below:

  Income Volatility—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

  Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Fund to lose its investment in the security. This risk is heightened in the case of investments in lower-rated, high-yield fixed-income securities.

  Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, a Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, a Fund would likely have to reinvest the payoff proceeds at

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 25

  current yields, which are likely to be lower than the fixed-income securities inwhich the fund originally invested.

  Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends todecline. Depending on the timing of the purchase of a fixed-income securityand the price paid for it, changes in prevailing interest rates may increase ordecrease the security’s yield.

  Prepayment Risk and Extension Risk—Prepayment risk and extension risk are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

     In addition to the principal investment risks set forth above, special risks associated with a particular Fixed-Income Fund are discussed in the following Fund summaries, which may include some of the risks previously indentified for the Equity Funds. The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval.

     No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

     Bond Fund

     Investment Objective: The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in investment-grade bonds and other bonds. The Fund also invests in other fixed-income securities. Bonds of this type may include U.S. Government securities, corporate bonds and mortgage-backed or other asset-backed securities. We do not rely exclusively on rating agencies when making investment decisions. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events. The Fund overweights or underweights individual securities or sectors relative to its benchmark index, the Lehman Brothers U.S.

26 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

Aggregate Index, when we believe that we can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index. The Fund is managed to maintain an average duration that is similar to the Lehman Brothers U.S. Aggregate Index. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2006, the duration of the Lehman Brothers U.S. Aggregate Index was 4.42 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. The Fund may invest up to 15% of its total assets in fixed-income securities of foreign issuers.

     The Bond Fund’s investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest.

     The Fund may use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the ability of Advisors, the Fund’s investment adviser, to predict correctly mortgage prepayments and interest rates.

     The Fund may also engage in duration-neutral relative value trading, a strategy in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve (i.e., differences in yield between short-term and long-term securities). The duration-neutral relative value trading strategy is designed to enhance the Fund’s returns but increases the Fund’s portfolio turnover rate.

     Special Investment Risks: The Fund is subject to substantial interest rate risk and significant prepayment/extension risk as well as company risk, income risk,

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 27

moderate credit risk, moderate call risk, moderate foreign investment risk and moderate index risk. The value of securities held by the Fund changes in response to daily changes in prevailing market interest rates. Although the Fund invests primarily in investment-grade securities, market values for such securities can still vary independent of interest rate changes, depending upon the market evaluation of general credit conditions and liquidity.

     Under the Fund’s mortgage roll investment strategy, there is a risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the Fund compared with what such performance would have been without the use of the strategy.

     Securities originally rated “investment grade” are sometimes subsequently downgraded, should a ratings agency like Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) believe the issuer’s business outlook or creditworthiness has deteriorated. We will attempt to sell any security held by the Fund which is downgraded to a below investment grade rating as promptly as possible, consistent with the best interests of the Fund. Lower-rated bonds can at times be harder to sell than investment grade bonds, and their prices can be more volatile and more difficult to determine than the prices of higher-quality securities. As with any mutual fund, you can lose money by investing in this Fund.

     Who May Want to Invest: The Fund may be appropriate for those who want to invest in a general high-quality fixed-income mutual fund.

     Bond Plus Fund II

     Investment Objective: The Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital. Normally, at least 80% of the Fund’s assets will be invested in bonds.

     Principal Investment Strategies: The Fund is managed to track the duration of the Lehman Brothers U.S. Aggregate Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. As of December 31, 2006, the duration of the index was 4.46 years. By keeping the Fund’s duration close to the Lehman Index’s duration, the Fund’s returns due to changes in interest rates should be similar to the index’s returns due to changes in interest rates.

     The Fund’s portfolio is divided into two segments. The first segment, which makes up at least 75% of the Fund, is invested primarily in a broad range of the debt securities in the Lehman Index. The majority of this segment is invested in U.S. Treasury and agency securities, corporate bonds, and mortgage-backed and asset-backed securities. The Fund’s holdings are mainly high-quality securities rated in the top four credit categories by Moody’s or S&P, or that we determine are of comparable quality. The Fund will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns compared to the Lehman Index. This segment can

28 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

include foreign investments, but we don’t expect them to exceed 15% of the Fund’s assets. The Fund can also invest in money market instruments.

     The other segment of the Fund is invested in securities with special features, in an effort to improve the Fund’s total return. This segment primarily will be invested in securities not in the benchmark such as inflation-linked securities or in securities that may be illiquid, and non-investment-grade securities (those rated Bal or lower by Moody’s or BB+ or lower by S&P). Currently, we expect this part of the Fund to comprise less than 5% of the Fund’s assets, but if market conditions warrant it could grow as large as 25%. However, investments in illiquid securities will never be more than 15% of the Fund’s assets.

     Special Investment Risks: The Fund is subject to substantial interest rate risk and significant repayment/extension risk as well as company risk, income risk, moderate credit risk, moderate call risk, moderate foreign investment risk and moderate index risk. In addition, non-investment-grade securities, which are usually called “high-yield” or “junk” bonds, offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.

     Bear in mind that all these risks can also apply to the lower levels of “investment-grade” securities, for example, Moody’s Baa and S&P’s BBB. Also, securities originally rated “investment-grade” are sometimes downgraded later on, should a ratings service believe the issuer’s business outlook or creditworthiness has deteriorated. If that happens to a security in the Bond Plus Fund II, it may or may not be sold, depending on our analysis of the issuer’s prospects. However, the Fund will not purchase below-investment-grade securities if that would increase their amount in the portfolio above our current investment target. We do not rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events. The Fund’s investments in mortgage-backed securities are subject to prepayment and extension risk.

     The Fund can hold illiquid securities. A risk of investing in illiquid securities is that they may be difficult to sell for their fair market value.

     Who May Want to Invest: The Fund may be appropriate for conservative investors who want to invest in a general bond fund and can accept a slightly higher level of risk than a traditional bond fund.

     Short-Term Bond Fund II

     Investment Objective: The Fund seeks high current income consistent with preservation of capital.

     Principal Investment Strategies: The Fund invests primarily in a broad range of debt securities comprising the Lehman Brothers Mutual Fund Short (1-5 year)

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 29

Government/Credit Index. The Fund invests at least 80% of its assets in U.S. Treasury and agency securities and corporate bonds with maturities less than 5 years. It can also hold other fixed-income securities. These include foreign corporate bonds, debentures and notes, mortgage-backed securities, asset-backed securities, convertible securities, and preferred stocks. The Fund may overweight or underweight individual securities or sectors as compared to their weight in the index where we find undervalued or overlooked issues that we believe offer the potential for superior returns. The Fund may also invest in securities that are not in the index because we believe they offer the potential for superior returns.

     The Fund generally seeks to maintain an average duration similar to that of its benchmark. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. By keeping the duration of the Fund close to the index’s duration, the Fund’s returns due to changes in interest rates should be similar to the index’s returns due to changes in the interest rates. As of December 31, 2006, the duration of the index was 2.38 years. The Fund has a policy of maintaining a dollar-weighted average maturity of portfolio holdings of no more than three years.

     The Short-Term Bond Fund II also may invest up to 15% of its assets in the securities of foreign issuers. The Fund may invest in mortgage-backed securities including pass-through certificates and collateralized mortgage obligations (CMOs).

     Special Investment Risks: The Fund is subject to interest rate risk, credit risk and call risk. In addition, mortgage-backed securities in which the Fund may invest are subject to extension risk and prepayment risk.

     Who May Want to Invest: The Fund may be appropriate for more conservative investors who seek high current income consistent with preservation of capital in an effort to minimize volatility of changes in principal value.

     High-Yield Fund II

     Investment Objective: The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

     Principal Investment Stategies: The Fund invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loan participations and assignments and notes, as well as convertible securities and preferred stocks. Under normal market conditions, the Fund invests at least 80% of its assets in debt and other fixed-income securities rated lower than investment-grade (and their unrated equivalents) or other high-yielding debt securities. (These are often called “junk” bonds.) Most of these will be securities rated in the BB or B categories by S&P, or the Ba or B categories by Moody’s. The Fund may invest up to 20% of its assets in the following other types of instruments: payment-in-kind or deferred-interest obligations, defaulted securities, asset-backed securities, securities rated lower than B- or its equivalent by at least two rating agencies, and securities having limited liquidity.

     The Fund can make foreign investments, but we do not expect them to be over 20% of the Fund’s assets. The Fund can have up to 15% of its assets in illiquid securities. The Fund can also invest in U.S. Treasury and agency securities or

30 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

other short-term instruments when other suitable investment opportunities aren’t available, or when we want to build the Fund’s liquidity.

     Over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding securities of similar duration. We attempt to minimize the risks of investing in lower-rated securities by:

  Doing our own credit analysis (independent of the rating agencies). We will buy securities of issuers with a balance of operational and financial risks that we believe make it likely that they will be able to meet their financial obligations;

  Constructing a portfolio of securities diversified by industry, geography, maturity, duration and credit quality; and

  Buying or selling particular securities to take advantage of anticipated changes and trends in the economy and financial markets.

     Our judgment of the value of any particular security is a function of our experience with lower-rated securities, evaluation of general economic and securities market conditions and the financial condition of the security’s issuer. Under some market conditions, the Fund may sacrifice potential yield in order to adopt a defensive posture designed to preserve capital.

     Advisors may from time to time share investment research and ideas about high-yield securities with its affiliate, Teachers Insurance and Annuity Association (“TIAA”). While the Fund believes that such sharing of information provides benefits to the Fund and its shareholders, the Fund may at times be prevented from buying or selling certain securities or may need to sell certain securities before it may otherwise do so, in order to comply with the federal securities laws.

     Special Investment Risks: The Fund is subject to interest rate risk, call risk and above-average credit risk. Investors should expect greater fluctuations in share price, yield, and total return compared to mutual funds holding bonds and other income-bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the Fund to buy or sell its securities. An investment in this Fund is much riskier than an investment in bond funds that do not invest primarily in lower-rated debt securities.

     Issuers of “junk” bonds are typically in weak financial health and their ability to pay interest and pricipal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materiallys affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

     The Fund can hold illiquid securities. Illiquid securities may be difficult to sell for their fair market value. Current income risk can also be significant for this Fund.

     Who May Want to Invest: The Fund may be appropriate for less conservative investors who seek high current income and capital appreciaton, who want to

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 31

invest in an income fund that invests in high-yield securities and who are willing to accept a significantly higher level of risk than with traditional bond funds. The Fund may also be appropriate for investors who seek additional diversification for their portfolios, since in the past the returns for high-yield bonds have not correlated closely with the returns from other types of assets.

     Tax-Exempt Bond Fund II

     Investment Objective: The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in tax-exempt bonds, a type of municipal security, the interest on which, in the opinion of the issuer’s bond counsel, is exempt from federal income tax, including federal alternative minimum tax. The Fund may also invest in other municipal securities including bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel for the issuers, is exempt from regular federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from federal alternative minimum tax (AMT). Some of these securities may also be exempt from certain state and local income taxes.

     Municipal securities are often issued to raise funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities such as water and sewer works.

     The Fund may invest up to 20% of its assets in private activity bonds. Private activity bonds are tax-exempt bonds whose proceeds are used to finance private, for-profit organizations. The interest on these securities (including the Fund’s distribution of that interest) may be a preference item for purposes of the AMT. The AMT is a special tax system that ensures that individuals and certain corporations pay at least some federal taxes. Income from securities that are a preference item is included in the computation of the AMT.

     The Fund can also invest in other municipal securities, including certificates of participation, municipal leases, municipal obligation components, and municipal custody receipts. In addition, the Fund can invest in municipal bonds secured by mortgages on single-family homes and multi-family projects. The Fund’s investments in these securities are subject to prepayment and extension risk. All of the Fund’s assets are dollar-denominated securities.

     The Fund may invest up to 20% of assets in securities rated below investment-grade, or unrated securities of comparable quality, which are also known as “junk” bonds.

     We pursue superior returns using historical yield spread and credit analysis to identify and invest in undervalued market sectors and individual securities. We usually sell investments that we believe are overvalued on a relative basis. We generally seek to maintain an average duration in the Fund equal to that of its

32 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

benchmark, the Lehman Brothers 10 Year Municipal Bond Index, of approximately 7 years. Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.

     Special Investment Risks: The Fund is subject to interest rate risk, credit risk and call risk. The Fund also is subject to current income volatility and the related risk that failling interest rates will cause the Fund’s income to fall as it invests assets at progressively lower rates.

     Because of their tax-exempt status, the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar income-bearing securities.

     Obligations of the issuer to pay the principal and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints on the enforcement of those obligations. There is also the possibility that litigation or other conditions may materially affect the power of ability that litigation or other conditions may materially affect the power or ability of the issuer to pay the principal or interest on a municipal obligation when due. Municipal lease obligations and certificates of participation are subject to the added risk that a government lessee will fail to appropriate Funds to enable it to make lease payments.

     Who May Want to Invest: The Fund may be appropriate for investors who seek tax-free income and a modest amount of capital appreciation and can assume a level of risk similar to that of a traditional bond fund.

     The Fund may not be an appropriate investment in connection with tax-favored arrangements like IRAs, or if you are in a lower tax-bracket.

     Inflation-Linked Bond Fund

     Investment Objective: The Fund seeks a long-term rate of return that outpaces inflation, primarily through investments.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in fixed-income securities whose returns are designed to track a specified inflation index over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities (“TIIS”). The Fund can also invest in (1) other inflation-indexed bonds issued or guaranteed by the U.S. Government or its agencies, by corporations and other U.S. domiciled issuers, as well as foreign governments, and (2) money market instruments or other short-term securities.

     Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond’s principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a “real” rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 33

that is lower than that of conventional bonds of comparable maturity and quality, but they generally retain their value against inflation over time.

     The principal amount of a TIIS bond is adjusted periodically for inflation using the Consumer Price Index for All Urban Consumers (“CPI-U”). Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. The principal amount of a TIIS instrument may diminish in times of deflation. However, the U.S. Treasury guarantees that the final principal payment at maturity is at least the original principal amount of the bond. The interest and principal components of the bonds may be “stripped” or sold separately. The Fund can buy or sell either component.

     The Fund may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, the Fund’s investments in inflation-linked bonds of foreign issuers is generally less than 25% of its total assets.

     The Fund is managed to maintain a duration that is similar to its benchmark index, the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index. Duration is the approximate percentage change in the price of a bond in response to a change in prevailing interest rates. As of December 31, 2006, the duration of the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index was 7.81 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. Typically, the Fund invests in corporate and foreign inflation-indexed bonds that are similar in duration and maturity as those of U.S. Government inflation-indexed bonds.

     The Fund also may invest in any of the fixed-income securities in which the Bond Fund invests, provided that no more than 5% of its total assets are invested in fixed-income securities rated below investment grade.

     Special Investment Risks: The Fund is subject to interest rate risk. As a result, its total return may not actually track the selected inflation index every year. Market values of inflation-indexed bonds can be affected by changes in the market’s inflation expectations or changes in real rates of interest. Also, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that the index used by TIIS does not accurately reflect inflation, the market value of those bonds could be adversely affected. In addition, the Fund may be subject to certain tax risks that are described below in “Taxes.” As with any mutual fund, you can lose money by investing in this Fund.

     Who May Want to Invest: The Fund may be appropriate for investors who are especially concerned about protecting their investments from the adverse effects of inflation, seek a modest “real” rate of return (i.e., greater than the inflation rate) and want to balance their holdings in stocks, conventional fixed-income securities, and other investments with an investment in a “value preservation” option.

34 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

Money Market Fund

     TIAA-CREF Institutional Mutual Funds includes one Fund that primarily invests in high-quality, short-term money market instruments. This Fund is described below.

     Money Market Fund

     Investment Objective: The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

     Principal Investment Strategies: The Fund invests primarily in high-quality short-term money market instruments.

     The Fund invests in:

(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

(2)

Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt;

(3)	Securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)

Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers’ acceptances;

(6)	Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

(7)	Asset-backed securities issued by domestic corporations or trusts;

(8)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and/or

(9)

Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

     The Money Market Fund limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The Fund will only purchase money market instruments that at the time of purchase are “First Tier Securities,” that is, instruments rated within the highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The Fund can also invest up to 30% of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

     The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 35

     The benchmark index for the Fund is the iMoneyNet Money Fund Report AverageTM—All Taxable.

     Special Investment Risks: The principal risk of investing in the Money Market Fund is current income risk—that is, the income the Fund receives may fall as a result of a decline in interest rates. To a lesser extent, the Fund is also subject to market risk, company risk, income volatility, interest rate risk, prepayment risk and extension risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Money Market Fund, like the other Funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     Who May Want to Invest: The Fund may be appropriate for conservative investors who are looking for a high degree of principal stability and liquidity, and are willing to accept returns that may be lower than those offered by longer-term fixed-income investments.

PAST PERFORMANCE

     The bar charts and performance tables help illustrate some of the risks of investing in the Funds, and how investment performance varies. The bar charts show the performance of the Institutional Class of each of the Funds, before taxes, in each full calendar year since inception of the Class (i.e., the annual total returns). Below each chart we note the best and worst returns for a calendar quarter since inception of the Class. The performance table following the charts shows the average annual total returns of the Institutional Class (before and after taxes) over the one-year, five-year (where applicable) and since inception periods ended December 31, 2006, and how those returns compare to those of broad-based securities market indices. The performance returns included in the bar charts and performance table for the periods shown below reflect previous agreements by Advisors to: (1) waive a portion of the investment management fees payable to Advisors for services it provided to certain of the Funds under the investment management agreement, and (2) reimburse the Funds so that “other expenses,” which do not include investment management fees, do not exceed, annually, a certain percentage of each Fund’s average daily net assets. Without these waivers and reimbursements, the returns of certain Funds would have been lower. How the Funds have performed (before and after taxes) in the past is not necessarily an indication of how they will perform in the future.

     Performance information with respect to the Large-Cap Growth Fund, Managed Allocation Fund II, Bond Plus Fund II, Short-Term Bond Fund II, High-Yield Fund II and Tax-Exempt Bond Fund II has not been provided because these Funds have not yet completed one calendar year of operations.

36 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS

GROWTH EQUITY FUND

Best quarter: 15.69%, for the quarter ended
December 31, 2001. Worst quarter: –22.50%,
for the quarter ended March 31, 2001.

GROWTH & INCOME FUND

Best quarter: 14.35%, for the quarter ended
June 30, 2003. Worst quarter: –16.46%,
for the quarter ended September 30, 2002.

INTERNATIONAL EQUITY FUND

Best quarter: 18.37%, for the quarter ended
December 31, 2003. Worst quarter: –19.39%,
for the quarter ended September 30, 2002.

LARGE-CAP VALUE FUND

Best quarter: 18.45%, for the quarter ended
June 30, 2003. Worst quarter: –5.51%,
for the quarter ended March 31, 2003.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 37

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS (continued)

MID-CAP GROWTH FUND

Best quarter: 18.40%, for the quarter ended
June 30, 2003. Worst quarter: –7.41%,
for the quarter ended June 30, 2006.

MID-CAP VALUE FUND

Best quarter: 18.86%, for the quarter ended
June 30, 2003. Worst quarter: –3.87%,
for the quarter ended March 31, 2003.

SMALL-CAP EQUITY FUND

Best quarter: 23.52%, for the quarter ended
June 30, 2003. Worst quarter: –5.54%,
for the quarter ended March 31, 2005.

LARGE-CAP GROWTH INDEX FUND

Best quarter: 14.17%, for the quarter ended
June 30, 2003. Worst quarter: –5.33%,
for the quarter ended September 30, 2004.

38 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

LARGE-CAP VALUE INDEX FUND

Best quarter: 17.07%, for the quarter ended
June 30, 2003. Worst quarter: –4.79%,
for the quarter ended March 31, 2003.

EQUITY INDEX FUND

Best quarter: 16.22%, for the quarter ended
June 30, 2003. Worst quarter: –17.24%,
for the quarter ended September 30, 2002.

S&P 500 INDEX FUND

Best quarter: 15.30%, for the quarter ended
June 30, 2003. Worst quarter: –3.18%,
for the quarter ended March 31, 2003.

MID-CAP GROWTH INDEX FUND

Best quarter: 18.65%, for the quarter ended
June 30, 2003. Worst quarter: –4.70%,
for the quarter ended June 30, 2006.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 39

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS (continued)

MID-CAP VALUE INDEX FUND

Best quarter: 17.83%, for the quarter ended
June 30, 2003. Worst quarter: –4.05%,
for the quarter ended March 31, 2003.

MID-CAP BLEND INDEX FUND

Best quarter: 18.21%, for the quarter ended
June 30, 2003. Worst quarter: –2.38%,
for the quarter ended March 31, 2003.

SMALL-CAP GROWTH INDEX FUND

Best quarter: 24.06%, for the quarter ended
June 30, 2003. Worst quarter: –7.32%,
for the quarter ended June 30, 2006.

SMALL-CAP VALUE INDEX FUND

Best quarter: 22.63%, for the quarter ended
June 30, 2003. Worst quarter: –5.06%,
for the quarter ended March 31, 2003.

40 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

SMALL-CAP BLEND INDEX FUND

Best quarter: 23.22%, for the quarter ended
June 30, 2003. Worst quarter: –5.40%,
for the quarter ended March 31, 2005.

INTERNATIONAL EQUITY INDEX FUND

Best quarter: 19.29%, for the quarter ended
June 30, 2003. Worst quarter: –8.09%,
for the quarter ended March 31, 2003.

REAL ESTATE SECURITIES FUND

Best quarter: 17.20%, for the quarter ended
December 31, 2004. Worst quarter: –6.81%,
for the quarter ended March 31, 2005.

SOCIAL CHOICE EQUITY FUND

Best quarter: 16.24%, for the quarter ended
June 30, 2003. Worst quarter: –16.32%,
for the quarter ended September 30, 2002.

For the calendar years of 2003, 2004, 2005 and 2006, the performance of the Institutional Class of the Social Choice Equity Fund was impacted by a misallocation of income and net capital gains among the Fund’s classes. Had the misallocation not occurred, the total returns of the Institutional Class during 2003, 2004, 2005 and 2006 would have been 30.22%, 12.51%, 6.68% and 13.52%, respectively, and the best quarterly returns during these periods would have been 16.24% for the quarter ended 6/30/03 and the worst quarterly returns during these periods would have been –3.09% for the quarter ended 3/31/05.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 41

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS (concluded)

BOND FUND

Best quarter: 5.02%, for the quarter ended
September 30, 2001. Worst quarter: –2.31%,
for the quarter ended June 30, 2004.

INFLATION-LINKED BOND FUND

Best quarter: 5.06%, for the quarter ended
March 31, 2004. Worst quarter: –3.14%,
for the quarter ended June 30, 2004.	MONEY MARKET FUND Best quarter: 1.65%, for the quarter ended December 31, 2000. Worst quarter: 0.25%, for the quarter ended March 31, 2004.

42 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES
(Before and After Taxes)

	One Year	Five Years	Since
	(January 1, 2006 to	(January 1, 2002 to	Inception to
	December 31, 2006)	December 31, 2006)	December 31, 2006
GROWTH EQUITY FUND
Inception Date: July 1, 1999
Return Before Taxes	5.53%	1.33%	-3.26%
Return After Taxes on Distributions	5.38%	1.07%	-3.53%
Return After Taxes on Distributions
and Sale of Fund Shares	3.77%	1.02%	-2.82%
Russell 1000® Growth Index	9.07%	2.69%	-2.14%
GROWTH & INCOME FUND
Inception Date: July 1, 1999
Return Before Taxes	17.15%	5.60%	1.78%
Return After Taxes on Distributions	15.55%	4.66%	.98%
Return After Taxes on Distributions
and Sale of Fund Shares	11.92%	4.57%	1.24%
S&P 500® Index	15.79%	6.19%	2.05%
INTERNATIONAL EQUITY FUND
Inception Date: July 1, 1999
Return Before Taxes	29.22%	15.98%	9.20%
Return After Taxes on Distributions	25.66%	14.43%	7.94%
Return After Taxes on Distributions
and Sale of Fund Shares	21.98%	13.49%	7.53%
MSCI EAFE® Index	26.34%	15.05%	6.97%
LARGE-CAP VALUE FUND
Inception Date: October 1, 2002
Return Before Taxes	21.24%	N/A	21.06%
Return After Taxes on Distributions	19.65%	N/A	19.39%
Return After Taxes on Distributions
and Sale of Fund Shares	14.96%	N/A	17.79%
Russell 1000® Value Index	22.25%	N/A	19.91%

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 43

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES
(Before and After Taxes)

	One Year	Five Years	Since
	(January 1, 2006 to	(January 1, 2002 to	Inception to
	December 31, 2006)	December 31, 2006)	December 31, 2006
MID-CAP GROWTH FUND
Inception Date: October 1, 2002
Return Before Taxes	9.05%	N/A	20.48%
Return After Taxes on Distributions	8.23%	N/A	19.63%
Return After Taxes on Distributions
and Sale of Fund Shares	6.96%	N/A	17.80%
Russell Midcap® Growth Index	10.66%	N/A	20.76%
MID-CAP VALUE FUND
Inception Date: October 1, 2002
Return Before Taxes	20.19%	N/A	25.51%
Return After Taxes on Distributions	17.85%	N/A	23.70%
Return After Taxes on Distributions
and Sale of Fund Shares	14.80%	N/A	21.76%
Russell Midcap® Value Index	20.22%	N/A	23.75%
SMALL-CAP EQUITY FUND
Inception Date: October 1, 2002
Return Before Taxes	17.97%	N/A	21.78%
Return After Taxes on Distributions	15.16%	N/A	19.56%
Return After Taxes on Distributions
and Sale of Fund Shares	12.86%	N/A	18.15%
Russell 2000® Index	18.37%	N/A	21.49%
LARGE-CAP GROWTH INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	9.05%	N/A	13.07%
Return After Taxes on Distributions	8.66%	N/A	11.84%
Return After Taxes on Distributions
and Sale of Fund Shares	6.38%	N/A	10.98%
Russell 1000® Growth Index	9.07%	N/A	13.23%
LARGE-CAP VALUE INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	22.11%	N/A	19.72%
Return After Taxes on Distributions	20.63%	N/A	18.53%
Return After Taxes on Distributions
and Sale of Fund Shares	15.99%	N/A	16.95%
Russell 1000® Value Index	22.25%	N/A	19.91%

44 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES
(Before and After Taxes)

	One Year	Five Years	Since
	(January 1, 2006 to	(January 1, 2002 to	Inception to
	December 31, 2006)	December 31, 2006)	December 31, 2006
EQUITY INDEX FUND
Inception Date: July 1, 1999
Return Before Taxes	15.61%	7.05%	2.95%
Return After Taxes on Distributions	15.14%	6.41%	2.38%
Return After Taxes on Distributions
and Sale of Fund Shares	10.69%	5.94%	2.33%
Russell 3000® Index	15.72%	7.16%	3.10%
S&P 500® INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	15.70%	N/A	15.85%
Return After Taxes on Distributions	15.37%	N/A	15.49%
Return After Taxes on Distributions
and Sale of Fund Shares	10.62%	N/A	13.81%
S&P 500® Index	15.79%	N/A	15.99%
MID-CAP GROWTH INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	10.46%	N/A	20.59%
Return After Taxes on Distributions	9.44%	N/A	18.47%
Return After Taxes on Distributions
and Sale of Fund Shares	8.07%	N/A	17.29%
Russell Midcap® Growth Index	10.66%	N/A	20.76%
MID-CAP VALUE INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	19.93%	N/A	23.60%
Return After Taxes on Distributions	18.83%	N/A	21.81%
Return After Taxes on Distributions
and Sale of Fund Shares	14.16%	N/A	20.22%
Russell Midcap® Value Index	20.22%	N/A	23.75%
MID-CAP BLEND INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	15.02%	N/A	22.13%
Return After Taxes on Distributions	14.08%	N/A	20.87%
Return After Taxes on Distributions
and Sale of Fund Shares	10.88%	N/A	19.10%
Russell Midcap® Index	15.26%	N/A	22.36%

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 45

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES
(Before and After Taxes)

	One Year	Five Years	Since
	(January 1, 2006 to	(January 1, 2002 to	Inception to
	December 31, 2006)	December 31, 2006)	December 31, 2006
SMALL-CAP GROWTH INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	13.25%	N/A	19.61%
Return After Taxes on Distributions	11.70%	N/A	17.81%
Return After Taxes on Distributions
and Sale of Fund Shares	10.39%	N/A	16.66%
Russell 2000® Growth Index	13.35%	N/A	19.78%
SMALL-CAP VALUE INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	23.21%	N/A	22.96%
Return After Taxes on Distributions	21.13%	N/A	20.21%
Return After Taxes on Distributions
and Sale of Fund Shares	17.09%	N/A	19.09%
Russell 2000® Value Index	23.48%	N/A	23.10%
SMALL-CAP BLEND INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	18.15%	N/A	21.29%
Return After Taxes on Distributions	16.25%	N/A	19.53%
Return After Taxes on Distributions
and Sale of Fund Shares	13.46%	N/A	18.17%
Russell 2000® Index	18.37%	N/A	21.49%
INTERNATIONAL EQUITY INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	26.21%	N/A	24.42%
Return After Taxes on Distributions	25.66%	N/A	23.91%
Return After Taxes on Distributions
and Sale of Fund Shares	17.67%	N/A	21.55%
MSCI EAFE® Index	26.34%	N/A	24.55%
REAL ESTATE SECURITIES FUND
Inception Date: October 1, 2002
Return Before Taxes	33.07%	N/A	27.00%
Return After Taxes on Distributions	30.25%	N/A	22.19%
Return After Taxes on Distributions
and Sale of Fund Shares	22.50%	N/A	20.79%
Dow Jones Wilshire Real Estate
Securities Index	35.88%	N/A	28.41%

46 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES
(Before and After Taxes)

	One Year	Five Years	Since
	(January 1, 2006 to	(January 1, 2002 to	Inception to
	December 31, 2006)	December 31, 2006)	December 31, 2006
SOCIAL CHOICE EQUITY FUND*
Inception Date: July 1, 1999
Return Before Taxes	14.40%	7.24%	2.84%
Return After Taxes on Distributions	13.95%	6.89%	2.37%
Return After Taxes on Distributions
and Sale of Fund Shares	9.95%	6.15%	2.20%
Russell 3000® Index	15.72%	7.16%	3.10%
BOND FUND
Inception Date: July 1, 1999
Return Before Taxes	4.11%	5.11%	6.10%
Return After Taxes on Distributions	2.37%	3.11%	3.78%
Return After Taxes on Distributions
and Sale of Fund Shares	2.64%	3.19%	3.81%
Lehman Brothers U.S. Aggregate Index	4.33%	5.06%	6.08%
INFLATION-LINKED BOND FUND
Inception Date: October 1, 2002
Return Before Taxes	.21%	N/A	4.58%
Return After Taxes on Distributions	-1.00%	N/A	2.95%
Return After Taxes on Distributions
and Sale of Fund Shares	.12%	N/A	3.03%
Lehman Brothers U.S. Treasury
Inflation-Protected Securities Index	.41%	N/A	4.79%
MONEY MARKET FUND
Inception Date: July 1, 1999
Return Before Taxes	5.05%	2.47%	3.40%
iMoneyNet Money Fund
Report AverageTM—All Taxable	2.66%	1.81%	2.67%

*

The performance of the Institutional Class of the Social Choice Equity Fund was impacted because of a misallocation of income and net capital gains among the classes of the Fund. Had the misallocation not occurred, the actual performance would have been as follows: the average annual total return (before taxes) for One Year, Five Years and Since Inception would have been 13.52%, 7.06% and 2.72%, respectively. The misallocation had a similar impact on the average annual total return after taxes on distributions and the average annual total return after taxes on distributions and sale of Funds shares for the same periods. Advisors made a cash infusion into the Social Choice Equity Fund in August 2006 to address the impact of this misallocation.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 47

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes.

     Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

     The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (“IRAs”).

     The benchmark indices reflect no deductions for fees, expenses or taxes. For the Money Market Fund’s most current 7-day yield, please call us at 800 897-9069.

FEES AND EXPENSES

     The following tables describe the fees and expenses that you pay if you buy and hold Institutional Class shares of the Funds:

Institutional
SHAREHOLDER FEES (deducted directly from gross amount of transaction)	Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%

Maximum Deferred Sales Charge	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%

Redemption Fee	0%

Exchange Fee	0%

Maximum Account Fee	0%

INSTITUTIONAL CLASS
ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)

				Total
			Acquired	Annual			Net Annual
			Fund	Fund	Expense		Fund
	Management	Other	Fees and	Operating	Reimbursement/		Operating
	Fees	Expenses	Expenses	Expenses	Waiver[2]		Expenses
Growth Equity Fund	0.08%	0.15%	0.00%	0.23%	0.09%		0.14%
Growth & Income Fund[1]	0.45%	0.12%	0.00%	0.57%	0.44%	[3]	0.13%
International Equity Fund[1]	0.50%	0.09%	0.00%	0.59%	0.00%		0.59%
Large-Cap Growth Fund	0.45%	1.33%	0.00%	1.78%	1.65%	[3]	0.13%
Large-Cap Value Fund[1]	0.45%	0.05%	0.00%	0.50%	0.00%		0.50%
Mid-Cap Growth Fund[1]	0.48%	0.08%	0.00%	0.56%	0.01%		0.55%
Mid-Cap Value Fund[1]	0.48%	0.06%	0.01%	0.55%	0.00%		0.55%
Small-Cap Equity Fund[1]	0.48%	0.07%	0.00%	0.55%	0.00%		0.55%

48 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

INSTITUTIONAL CLASS
ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)

				Total
			Acquired	Annual		Net Annual
			Fund	Fund	Expense	Fund
Management		Other	Fees and	Operating	Reimbursement/	Operating
	Fees	Expenses	Expenses	Expenses	Waiver[2]	Expenses
Large-Cap Growth Index Fund[1]	0.04%	0.05%	0.00%	0.09%	0.01%	0.08%
Large-Cap Value Index Fund[1]	0.04%	0.05%	0.00%	0.09%	0.01%	0.08%
Equity Index Fund[1]	0.04%	0.04%	0.00%	0.08%	0.00%	0.08%
S&P 500 Index Fund[1]	0.04%	0.04%	0.00%	0.08%	0.00%	0.08%
Mid-Cap Growth Index Fund[1]	0.04%	0.44%	0.00%	0.48%	0.40%	0.08%
Mid-Cap Value Index Fund[1]	0.04%	0.29%	0.02%	0.35%	0.25%	0.10%
Mid-Cap Blend Index Fund[1]	0.04%	0.22%	0.01%	0.27%	0.18%	0.09%
Small-Cap Growth Index Fund[1]	0.04%	0.22%	0.00%	0.26%	0.18%	0.08%
Small-Cap Value Index Fund[1]	0.04%	0.22%	0.00%	0.26%	0.18%	0.08%
Small-Cap Blend Index Fund[1]	0.04%	0.13%	0.00%	0.17%	0.09%	0.08%
International Equity Index Fund[1]	0.04%	0.14%	0.00%	0.18%	0.03%	0.15%
Social Choice Equity Fund[1]	0.15%	0.09%	0.02%	0.26%	0.04%	0.22%
Real Estate Securities Fund[1]	0.50%	0.05%	0.01%	0.56%	0.00%	0.56%
Managed Allocation Fund II	0.00%	1.18%	0.32%	1.50%	1.18%	0.32%	[4]
Bond Fund[1]	0.30%	0.03%	0.00%	0.33%	0.00%	0.33%
Bond Plus Fund II	0.30%	0.30%	0.00%	0.60%	0.25%	0.35%
Short-Term Bond Fund II	0.25%	0.28%	0.00%	0.53%	0.23%	0.30%
High-Yield Fund II	0.35%	0.31%	0.00%	0.66%	0.26%	0.40%
Tax-Exempt Bond Fund II	0.30%	0.30%	0.00%	0.60%	0.25%	0.35%
Inflation-Linked Bond Fund[1]	0.30%	0.05%	0.00%	0.35%	0.00%	0.35%
Money Market Fund[1]	0.10%	0.06%	0.00%	0.16%	0.01%	0.15%

1

Fund shareholders approved a new investment management agreement, effective February 1, 2006. The expenses in this chart have been restated to show what the expenses would be under the new investment management agreement and other new arrangements if they had been in effect during the entire fiscal year ended September 30, 2006.

2

Advisors has contractually agreed to reimburse the Funds for such Other Expenses that exceed, on an annual basis: 0.04% of average daily net assets for the Large-Cap Growth Index, Large-Cap Value Index, Equity Index, S&P 500 Index, Mid-Cap Growth Index, Mid-Cap Value Index, Mid-Cap Blend Index, Small-Cap Growth Index, Small-Cap Value Index and Small-Cap Blend Index Funds, 0.05% of average daily net assets for the Growth & Income, Large-Cap Growth, Large-Cap Value, Social Choice Equity, Real Estate Securities, Bond, Bond Plus II, Short-Term Bond II, High-Yield II, Tax-Exempt Bond II, Inflation-Linked Bond, and Money Market Funds, 0.06% of average daily net assets for the Growth Equity Fund, 0.07% of average daily net assets for the Mid-Cap Growth, Mid-Cap Value, and Small-Cap Equity Funds, 0.10% of average daily net assets for the International Equity Fund, and 0.11% of average daily net assets for the International Equity Index Fund. These expense reimbursement agreements are currently expected to continue through at least April 30, 2010 for the Index Funds and April 30, 2008 for the other Funds and can only be changed with the approval of the Board of Trustees.

3

Along with the agreement to limit Other Expenses, Advisors has also contractually agreed to waive the portion of its Management Fee for the Growth & Income and Large-Cap Growth Funds that exceeds 0.08% of average daily net assets through at least April 30, 2008.

4

Advisors does not receive a management fee for its services to the Managed Allocation Fund II and has contracted to reimburse the Fund for all its direct expenses through April 30, 2008. However, shareholders in the Managed Allocation Fund II will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund II invests. Based upon the Fund’s expected allocations for the current fiscal year, this underlying fund expense is expected to be 0.32% (which includes waivers and reimbursements of the underlying funds’ expenses).

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 49

     Example

     The following example is intended to help you compare the cost of investing in Institutional Class shares of the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that there is no expense reimbursement or management fee waiver agreement in place after April 30, 2010 for the Index Funds and April 30, 2008 for the other Funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

50 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

	1 Year	3 Years	5 Years	10 Years
Growth Equity Fund	$14	$65	$120	$284
Growth & Income Fund	$13	$138	$274	$671
International Equity Fund	$60	$189	$329	$738
Large-Cap Growth Fund	$13	$399	$809	$1,958
Large-Cap Value Fund	$51	$160	$280	$628
Mid-Cap Growth Fund	$56	$178	$312	$701
Mid-Cap Value Fund	$56	$176	$307	$689
Small-Cap Equity Fund	$56	$176	$307	$689
Large-Cap Growth Index Fund	$8	$26	$48	$112
Large-Cap Value Index Fund	$8	$26	$48	$112
Equity Index Fund	$8	$26	$45	$103
S&P 500 Index Fund	$8	$26	$45	$103
Mid-Cap Growth Index Fund	$8	$26	$142	$481
Mid-Cap Value Index Fund	$10	$32	$117	$365
Mid-Cap Blend Index Fund	$9	$29	$94	$287
Small-Cap Growth Index Fund	$8	$26	$89	$274
Small-Cap Value Index Fund	$8	$26	$89	$274
Small-Cap Blend Index Fund	$8	$26	$67	$189
International Equity Index Fund	$15	$48	$92	$220
Social Choice Equity Fund	$23	$80	$142	$327
Real Estate Securities Fund	$57	$179	$313	$701
Managed Allocation Fund II1	$33	$464	$922	$2,192
Bond Fund	$34	$106	$185	$418
Bond Plus Fund II	$36	$167	$310	$726
Short-Term Bond Fund II	$31	$147	$273	$643
High-Yield Fund II	$41	$185	$342	$798
Tax-Exempt Bond Fund II	$36	$167	$310	$726
Inflation-Linked Bond Fund	$36	$113	$197	$443
Money Market Fund	$15	$51	$89	$204

1

Please note that the one-year expenses for the Managed Allocation Fund II are based upon the Fund’s pro rata share of the underlying funds’ total expenses after any waivers or reimbursements. Three-, five- and ten-year expenses for the Managed Allocation Fund II are based on the underlying fund expenses before any waivers or reimbursements, plus the “other expenses” of the Fund indicated in the expense chart above.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 51

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

     Investment Management Styles

     Growth Investing. This is a portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers with favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer’s earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company’s securities.

     Value Investing. This is a portfolio management style that typically involves seeking securities that:

  Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to-earnings and stock price-to-cash flow);

  Can be acquired for less than what one believes is the issuer’s potential value; and

  Appear attractive using discounted cash flow models.

     Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of “special situation” companies. A special situation company is one that is believed to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer’s potential value involves fundamental research and analysis of such companies and issuers.

MORE ABOUT BENCHMARKS AND OTHER INDICES

     The benchmarks and indices described below are unmanaged, and you cannot invest directly in the index.

     Russell 1000® Growth Index

     This is the benchmark index for the Growth Equity Fund, Large-Cap Growth Fund and the Large-Cap Growth Index Fund. The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Growth Index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in

52 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2006, the market capitalization of companies in the Russell 1000® Growth Index ranged from $1.2 billion to $464 billion, with a mean market capitalization of $74.0 billion and a median market capitalization of $5.6 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

     S&P 500® Index

     This is the benchmark index for the Growth & Income Fund and the S&P 500 Index Fund. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology and financial companies of the U.S. markets. The index focuses on the Large-Cap segment of the market, with 75% coverage of U.S. equities. Standard & Poor’s determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation, and can change its composition at any time.

     MSCI EAFE® Index

     This is the benchmark index for the International Equity Fund and the International Equity Index Fund. The MSCI EAFE® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America—in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most “investable” stocks (as determined by size and trading volume) are selected until 85% of the free float adjusted market representation of each industry is reached. MSCI country indices capture 85% of each country’s free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE® Index, the regional index captures 85% of the free float adjusted market capitalization of 21 developed countries around the world.

     The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 65% of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 53

     Russell 1000® Value Index

     This is the benchmark for the Large-Cap Value Fund and the Large-Cap Value Index Fund. The Russell 1000® Value Index is a subset of the Russell 1000® Index which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000® Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2006, the market capitalization of companies in the Russell 1000® Value Index ranged from $1.3 billion to $464 billion, with a mean market capitalization of $111.9 billion and a median market capitalization of $5.2 billion.

     Russell Midcap® Growth Index

     This is the benchmark for the Mid-Cap Growth Fund and the Mid-Cap Growth Index Fund. The Russell Midcap® Growth Index is a subset of the Russell Midcap® Index, which represents the 800 U.S. equity securities in market capitalization following the top 200 U.S. equity securities. The Russell Midcap® Growth Index contains higher weightings in roughly one-third of these 800 Russell Midcap securities with higher relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2006, the market capitalization of companies in the Russell Midcap® Growth Index ranged from $1.2 billion to $21.4 billion, with a mean market capitalization of $8.4 billion and a median market capitalization of $4.3 billion.

     Russell Midcap® Value Index

     This is the benchmark for the Mid-Cap Value Fund and the Mid-Cap Value Index Fund. The Russell Midcap® Value Index is a subset of the Russell Midcap® Index, which represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. The Russell Midcap® Value Index contains higher weightings of roughly one-third of these 800 Russell Midcap securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Value Index has higher weightings in those sectors of the market with typically lower relative valuations, including sectors such as financial services and energy. As of December 31, 2006, the market capitalization of companies in the Russell Midcap® Value Index ranged from $1.3 billion to $19.2 billion, with a mean market capitalization of $8.5 billion and a median market capitalization of $4.3 billion.

54 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

     Russell 2000® Index

     This is the benchmark for the Small-Cap Equity Fund and the Small-Cap Blend Index Fund. The Russell 2000® Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2006, the market capitalization of companies in the Russell 2000® Index ranged from $68 million to $3 billion, with a mean market capitalization of $1.2 billion and a median market capitalization of $657 million. The Frank Russell Company determines the composition of the index based solely on market capitalization, and can change its composition at any time.

     Russell 3000® Index

     This is the benchmark for the Equity Index Fund and the Social Choice Equity Fund. The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2006, the market capitalization of companies in the Russell 3000® Index ranged from $68 million to $464 billion, with a mean market capitalization of $85 billion and a median market capitalization of $1.1 billion. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time.

     Russell Midcap® Index

     This is the benchmark for the Mid-Cap Blend Index Fund. The Russell Midcap® Index represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. As of December 31, 2006, the market capitalization of companies in the Russell Midcap® Index ranged from $1.2 billion to $21.4 billion, with a mean market capitalization of $8.5 billion and a median market capitalization of $4.3 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

     Russell 2000® Growth Index

     This is the benchmark for the Small-Cap Growth Index Fund. The Russell 2000® Growth Index is a sub-set of the Russell 2000® Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2006 the market capitalization of companies in the Russell 2000® Growth Index ranged from $68 million to $3 billion, with a mean market capitalization of $1.2 billion and a median market capitalization of $643 million. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 55

     Russell 2000® Value Index

     This is the benchmark for the Small-Cap Value Index Fund. The Russell 2000 Value Index is a sub-set of the Russell 2000® Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2006, the market capitalization of companies in the Russell 2000® Value Index ranged from $92 million to $3 billion, with a mean market capitalization of $1.2 billion and a median market capitalization of $662 million. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

     Dow Jones Wilshire Real Estate Securities Index

     This is the benchmark for the Real Estate Securities Fund. The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly-traded real estate securities, such as REITs and real estate operating companies (“REOCs”). The Dow Jones Wilshire Real Estate Securities Index is capitalization weighted, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the Dow Jones Wilshire Real Estate Securities Index are equity owners and operators of commercial real estate deriving 75% or more of their total revenues from the ownership and operation of real estate assets. Excluded from the Dow Jones Wilshire Real Estate Securities Index are mortgage REITs, health care REITs, net lease REITs, real estate finance companies, home builders, large land owners and sub-dividers, hybrid REITs, and companies with more than 25% of their assets in direct mortgage investments. A Company in the Dow Jones Wilshire Real Estate Securities Index must have a capitalization of at least $200 million at the time of its inclusion. If a company’s total market capitalization falls below $100 million and remains at that level for two consecutive quarters, it will be removed from the index.

     Lehman Brothers U.S. Aggregate Index

     This is the benchmark for the Bond Fund and the Bond Plus Fund II. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities. This index contains approximately 7,158 issues. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. To be selected for inclusion in the Lehman Brothers Aggregate Bond Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

56 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

     Lehman Brothers U.S. Treasury Inflation-Protected Securities Index

     This is the benchmark for the Inflation-Linked Bond Fund. The Lehman Brothers U.S. Treasury Inflation-Protected Securities Index measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (“CPI”). To be selected for inclusion in the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

     Lehman Brothers U.S. Government/Credit (1-5 year) Index

     This is the benchmark for the Short-Term Bond Fund II. The Lehman Brothers Mutual Fund Short (1-5 year) Government/Credit Index tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1-5 year maturities.

     Merrill Lynch BB/B Cash Pay Issuer Constrained Index

     This is the benchmark for the High-Yield Fund II. The Merrill Lynch BB/B Cash Pay Issuer Constrained Index tracks the performance of bond securities that pay interest in cash and have a credit rating of BB or B. Merrill Lynch uses a composite of Fitch, Inc. Moody’s and S&P’s credit ratings in selecting bonds for this index. These ratings measure the risk that the bond issuer will fail to pay interest or to repay principal in full. The index is market weighted, so that larger bond issues have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index.

     Lehman Brothers 10-Year Municipal Bond Index

     This is the benchmark for the Tax-Exempt Bond Fund II. The Lehman Brothers 10-Year Municipal Bond Index is a weighted index that tracks the performance of long-term, tax exempt bonds, meaning that the return of a larger security has a greater effect on the index’s return than that of a smaller one. Bonds in the index must have a minimum credit rating of Baa3/BBB–/BBB+, an outstanding part value of at least $7 million, and be issued as part of a transaction of at least $75 million.

ADDITIONAL INVESTMENT STRATEGIES

     Equity Funds

     The Equity Funds may invest in short-term debt securities of the same type as those held by the Money Market Fund and other kinds of short-term instruments. These help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their total assets in fixed-income securities. The Equity Funds may also manage cash by investing in money market funds or other short-term investment company securities.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 57

     Each Equity Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. Where appropriate futures contracts do not exist, or if the Equity Funds deem advisable for other reasons, the Funds may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Equity Funds may also use ETFs for purposes other than cash management, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Equity Funds invest in ETFs or other investment companies, the Funds bear a proportionate share of expenses charged by the investment company in which they invest. To manage currency risk, these Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

     The Equity Funds can also invest in derivatives and other newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

     The Real Estate Securities Fund

     The Real Estate Securities Fund may utilize the investment strategies used by the Equity Funds that are described above, as well as the investment strategies used by the Fixed-Income Funds that are described below.

     The Fixed-Income Funds

     The Fixed-Income Funds may make certain other investments, but not as principal strategies. For example, these Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. We intend to use options and futures primarily as a hedging technique or for cash management. To manage currency risk, these Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. These Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fund’s investment objective and restrictions. Additionally, the Fixed-Income Funds may invest in other investment companies, such as ETFs, for cash management and other purposes. When invested in other investment companies, the Funds will bear their proportionate share of expenses charged by these investment companies.

58 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

     The Money Market Fund

     The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the Fund’s assets in U.S. dollar-denominated securities or other instruments maturing in 397 days or less. We cannot assure you that we will be able to maintain a stable net asset value of $1.00 per share for this Fund.

PORTFOLIO HOLDINGS

     A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Funds’ SAI.

PORTFOLIO TURNOVER

     A Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses borne by a Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes shareholders. None of the Funds are subject to a specific limitation on portfolio turnover, and securities of each Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. In general, the actively-managed Equity Funds will have higher portfolio turnover rates than the Index Funds. Also certain trading strategies utilized by the Fixed-Income Funds may increase portfolio turnover. The portfolio turnover rates of the Funds during recent fiscal periods are included below under Financial Highlights.

SHARE CLASSES

     TIAA-CREF Institutional Mutual Funds offers the following share classes for investors (a Fund may not offer all classes of shares):

  Retirement Class shares are offered through accounts established by employers, or the trustees of plans sponsored by employers, in most cases through Teachers Insurance and Annuity Association of America (“TIAA”) or its affiliates, in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans. (TIAA, together with its affiliated companies, shall hereinafter be referred to as “TIAA-CREF.”) Retirement Class shares also may be offered through custody accounts established by individuals as IRAs through TIAA-CREF. Retirement Class shares generally have higher non-investment management expenses than Institutional Class shares to pay for higher administrative expenses associated with offering this class on retirement platforms.

  Institutional Class shares are available for purchase only by (1) direct investors who meet certain eligibility requirements; (2) certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”);

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 59

  (3) other persons, such as tuition savings or prepaid plans or insurance company separate accounts, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase Institutional Class shares; or (4) other affiliates of TIAA-CREF that the TIAA-CREF Institutional Mutual Funds may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans.

  Retail Class shares generally are offered directly to the investing public. The Retail Class has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 through which it can reimburse the Fund’s distributor or other entities for their efforts to distribute or promote Retail Class shares. Retail Class shares generally have higher non-investment management expenses than Institutional Class shares since they have higher administrative and distribution expenses.

     Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUNDS
THE FUNDS’ INVESTMENT ADVISER

     Advisors manages the assets of TIAA-CREF Institutional Mutual Funds, under the supervision of the Board of Trustees. Advisors is an indirect wholly-owned subsidiary of TIAA. It is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds and the TIAA-CREF Mutual Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of the College Retirement Equities Fund (“CREF”). As of December 31, 2006, Advisors and Investment Management together had approximately $215 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017.

     Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors also supervises and acts as liaison among the various service providers to the Funds, such as the custodian and transfer agent.

60 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

     Advisors manages the assets of the Funds described in this prospectus pursuant to two separate investment management agreements: (1) the original agreement that dates from the Funds’ inception (the “Original Management Agreement”) which continues to apply only to Growth Equity Fund; and (2) a new agreement, effective February 1, 2006, that was approved by shareholders of every Fund but Growth Equity Fund (the “New Management Agreement”). The New Management Agreement was amended March 31, 2006 to include six new Funds: Large-Cap Growth Fund, High-Yield Fund II, Short-Term Bond Fund II, Managed Allocation Fund II, Tax-Exempt Bond Fund II and Bond Plus Fund II. The annual investment management fees charged under each Management Agreement with respect to each Fund are as follows:

Investment Management Fees

GROWTH EQUITY FUND

Assets Under Management (Billions)	Fee Rate (average daily net assets)
All Assets	0.08%

INTERNATIONAL EQUITY FUND*
REAL ESTATE SECURITIES FUND*

Assets Under Management (Billions)	Fee Rate (average daily net assets)
$0.0—$1.0	0.50%

Over $1.0—$2.5	0.48%

Over $2.5—$4.0	0.46%

Over $4.0	0.44%

GROWTH & INCOME FUND*
LARGE-CAP VALUE FUND*
LARGE-CAP GROWTH FUND*

Assets Under Management (Billions)	Fee Rate (average daily net assets)
$0.0—$1.0	0.45%

Over $1.0—$2.5	0.43%

Over $2.5—$4.0	0.41%

Over $4.0	0.39%

MID-CAP GROWTH FUND*
MID-CAP VALUE FUND*
SMALL-CAP EQUITY FUND*

Assets Under Management (Billions)	Fee Rate (average daily net assets)
$0.0—$0.5	0.48%

Over $0.5—$0.75	0.46%

Over $0.75—$1.00	0.44%

Over $1.0	0.42%

*	To understand the impact of these break points, please see the Funds’ most recent shareholder report or go to www.tiaa-cref.org for the Funds’ net assets as of a relatively recent date.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 61

LARGE-CAP GROWTH INDEX FUND
LARGE-CAP VALUE INDEX FUND
EQUITY INDEX FUND
S&P 500 INDEX FUND
MID-CAP GROWTH INDEX FUND
MID-CAP VALUE INDEX FUND
MID-CAP BLEND INDEX FUND
SMALL-CAP GROWTH INDEX FUND
SMALL-CAP VALUE INDEX FUND
SMALL-CAP BLEND INDEX FUND
INTERNATIONAL EQUITY INDEX FUND

Assets Under Management (Billions)	Fee Rate (average daily net assets)
All Assets	0.04%

SOCIAL CHOICE EQUITY FUND

Assets Under Management (Billions)	Fee Rate (average daily net assets)
All Assets	0.15%

BOND FUND*
INFLATION-LINKED BOND FUND*
BOND PLUS FUND II*
TAX-EXEMPT BOND FUND II*

Assets Under Management (Billions)	Fee Rate (average daily net assets)
$0.0—$1.0	0.30%

Over $1.0—$2.5	0.29%

Over $2.5—$4.0	0.28%

Over $4.0	0.27%

MONEY MARKET FUND

Assets Under Management (Billions)	Fee Rate (average daily net assets)
All Assets	0.10%

*	To understand the impact of these break points, please see the Funds’ most recent shareholder report or go to www.tiaa-cref.org for the Funds’ net assets as of a relatively recent date.

62 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

MANAGED ALLOCATION FUND II

Assets Under Management (Billions)	Fee Rate (average daily net assets)
All Assets	0.00%

SHORT-TERM BOND FUND II*

Assets Under Management (Billions)	Fee Rate (average daily net assets)
$0.0—$1.0	0.25%

Over $1.0—$2.5	0.24%

Over $2.5—$4.0	0.23%

Over $4.0	0.22%

HIGH-YIELD FUND II*

Assets Under Management (Billions)	Fee Rate (average daily net assets)
$0.0—$1.0	0.35%

Over $1.0—$2.5	0.34%

Over $2.5—$4.0	0.33%

Over $4.0	0.32%

*	To understand the impact of these break points, please see the Funds’ most recent shareholder report or go to www.tiaa-cref.org for the Funds’ net assets as of a relatively recent date.

A discussion regarding the basis for the Board of Trustees’ approval of each of the Fund’s investment management agreements is available in the Funds’ annual report to shareholders for the fiscal year ended September 30, 2006. For a free copy, please call 800 842-2776, visit the Funds’ website at www.tiaa-cref.org/mfs or visit the SEC’s website a www.sec.gov.

PORTFOLIO MANAGEMENT TEAMS

     Each Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management teams primarily responsible for managing each Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 63

GROWTH EQUITY FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Susan Hirsch	Stock Selection	Teachers Advisors, Inc., TIAA and	2005	1975	2005
Managing Director		its affiliates – 2005 to Present,
Jennison Associates – 2000 to 2005
Gregory B. Luttrell, CFA	Stock Selection	Teachers Advisors, Inc., TIAA and	1991	1985	2002
Managing Director		its affiliates – 1991 to Present

GROWTH & INCOME FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Susan Kempler	Stock Selection	Teachers Advisors, Inc., TIAA and	2005	1987	2005
Managing Director		its affiliates – 2005 to Present,
Citigroup Asset Management –
1997 to 2005
William M. Riegel	Portfolio	Teachers Advisors, Inc., TIAA and	1999	1979	2005
Managing Director	Risk Management	its affiliates – 1999 to Present.

INTERNATIONAL EQUITY FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Shigemi (Amy) Hatta	Stock Selection	Teachers Advisors, Inc., TIAA and	2002	1995	2007
Managing Director		its affiliates – 2002 to Present,
Merrill Lynch & Co., Inc. – 2000
to 2001
Christopher F. Semenuk	Stock Selection –	Teachers Advisors, Inc., TIAA and	1993	1987	1999
Managing Director	Europe	its affiliates – 1993 to Present
Lead Portfolio
Manager

LARGE-CAP GROWTH FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Susan Hirsch	Stock Selection	Teachers Advisors, Inc., TIAA and	2005	1975	2006
Managing Director		its affiliates – 2005 to Present,
Jennison Associates – 2000 to 2005
Gregory B. Luttrell, CFA	Stock Selection –	Teachers Advisors, Inc., TIAA and	1991	1985	2006
Managing Director	Lead Portfolio	its affiliates – 1991 to Present
Manager

64 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

LARGE-CAP VALUE FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Richard Cutler	Stock Selection –	Teachers Advisors, Inc., TIAA and	1997	1991	2002
Managing Director	Lead Portfolio	its affiliates – 1997
	Manager	to Present
Athanasios Tom)
Kolefas, CFA	Stock Selection	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director		its affiliates – 2004 to Present,
Jennison Associates – 2000 to 2004

MID-CAP GROWTH FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Gregory B. Luttrell, CFA	Stock Selection	Teachers Advisors, Inc., TIAA and	1991	1985	2003
Managing Director		its affiliates – 1991 to Present
George (Ted) Scalise, CFA	Stock Selection –	Teachers Advisors, Inc., TIAA and	2006	1995	2006
Managing Director	Lead Portfolio	its affiliates – 2006
	Manager	to Present, Duncan-Hurst Capital
Management, L.P. – 1996 to 2006

MID-CAP VALUE FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Richard Cutler	Stock Selection	Teachers Advisors, Inc., TIAA and	1997	1991	2002
Managing Director		its affiliates – 1997 to Present
Athanasios (Tom)
Kolefas, CFA	Stock Selection –	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Lead Portfolio	its affiliates – 2004 to
	Manager	Present, Jennison Associates –
2000 to 2004

SMALL-CAP EQUITY FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Michael S. Shing, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1990	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Barclays Global Investors –
1993 to 2004

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 65

LARGE-CAP GROWTH INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

LARGE-CAP VALUE INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

EQUITY INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

66 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

S&P 500 INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA		Portfolio its affiliates – 2005 to
Director	Management	Present, Mellon Capital
Management – 1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

MID-CAP GROWTH INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

MID-CAP VALUE INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 67

MID-CAP BLEND INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

SMALL-CAP GROWTH INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

SMALL-CAP VALUE INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

68 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

SMALL-CAP BLEND INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

INTERNATIONAL EQUITY INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

SOCIAL CHOICE EQUITY FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 69

REAL ESTATE SECURITIES FUND
			Total Experience
			(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
David Copp	Stock Selection –	Teachers Advisors, Inc., TIAA and its	2005	1996	2005
Director	REITS	affiliates – 2005 to Present. RBC
		Capital Markets – 2002 to 2005,
		Robertson Stephens – 1999 to 2002
Thomas M. Franks, CFA	Portfolio Risk	Teachers Advisors, Inc., TIAA and	2001	1997	2006
Managing Director	Management	its affiliates – 2001 to Present
Brendan W. Lee	Stock Selection –	Teachers Advisors, Inc., TIAA and	2006	1998	2006
Associate	REITs	its affiliates – 2006 to Present,
		Clifford Partners, LLC –
		1998 to 2006

MANAGED ALLOCATION FUND II
			Total Experience
			(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
John M. Cunniff, CFA	Asset Allocation	Teachers Advisors, Inc., TIAA and	2006	1992	2006
Managing Director		its affiliates – 2006 to Present,
		Morgan Stanley Investment
		Management – 2001 to 2006
Hans L. Erickson, CFA	Asset Allocation	Teachers Advisors, Inc., TIAA and	1996	1988	2006
Managing Director		its affiliates – 1996 to Present
Pablo Mitchell	Asset Allocation	Teachers Advisors, Inc., TIAA and	2004	2002	2006
Associate		its affiliates – 2004 to Present,
		Thomson Vestek – 2002 to 2003

70 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

BOND FUND
			Total Experience
			(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
John M. Cerra	Fixed Income	Teachers Advisors, Inc., TIAA and	1985	1985	2003
Managing Director	Security Selection –	its affiliates – 1985 to Present
	Lead Portfolio
	Manager
Richard W. Cheng	Fixed Income	Teachers Advisors, Inc., TIAA and	1997	1991	2001
Director	Security Selection/	its affiliates – 1997 to Present
	Trading – Corporate
	Bonds
Stephen Liberatore, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	2004	1994	2004
Managing Director	Security Selection –	its affiliates – 2004 to Present,
	Corporate Bonds	Nationwide Mutual Insurance
		Company – 2003 to 2004, Protective
		Life Corporation – 1999 to 2002
Steven Raab, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	1991	1991	2004
Director	Security Selection/	its affiliates – 1991 to Present
	Trading – MBS,
	CMBS & ABS

BOND PLUS FUND II
			Total Experience
			(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
John M. Cerra	Fixed Income	Teachers Advisors, Inc., TIAA and	1985	1985	2006
Managing Director	Security Selection –	its affiliates – 1985 to Present
	Lead Portfolio
	Manager
Richard W. Cheng	Fixed Income	Teachers Advisors, Inc., TIAA and	1997	1991	2006
Director	Security Selection/	its affiliates – 1997 to Present
	Trading – Corporate
	Bonds
Stephen Liberatore, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	2004	1994	2006
Managing Director	Security Selection –	its affiliates – 2004 to Present,
	Corporate Bonds	Nationwide Mutual Insurance
		Company – 2003 to 2004,
		Protective Life Corporation –
		1999 to 2002
Steven Raab, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	1991	1991	2006
Director	Security Selection/	its affiliates – 1991 to Present
	Trading – MBS,
	CMBS & ABS

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 71

SHORT-TERM BOND FUND II
			Total Experience
			(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
John M. Cerra	Fixed Income	Teachers Advisors, Inc., TIAA and	1985	1985	2006
Managing Director	Security Selection –	its affiliates – 1985 to Present
	Lead Portfolio
	Manager
Richard W. Cheng	Fixed Income	Teachers Advisors, Inc., TIAA and	1997	1991	2006
Director	Security Selection/	its affiliates – 1997 to Present
	Trading – Corporate
	Bonds
Stephen Liberatore, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	2004	1994	2006
Managing Director	Security Selection –	its affiliates – 2004 to Present,
	Coporate Bonds	Nationwide Mutual Insurance
		Company – 2003 to 2004,
		Protective Life Corporation –
		1999 to 2002
Steven Raab, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	1991	1991	2006
Director	Security Selection/	its affiliates – 1991 to Present
	Trading – MBS,
	CMBS & ABS

HIGH-YIELD FUND II
			Total Experience
			(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Michael J. Ainge, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	1998	1992	2006
Director	Security Selection –	its affiliates – 1998 to Present
	Research
Jean C. Lin, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	1994	1994	2006
Director	Security Selection –	its affiliates – 1994 to Present
	Research
Kevin R. Lorenz, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	1987	1987	2006
Managing Director	Security Selection –	its affiliates – 1987 to Present
	Lead Portfolio
	Manager
John G. Morriss	Fixed Income	Teachers Advisors, Inc., TIAA and	1998	1990	2006
Director	Security Selection –	its affiliates – 1998 to Present
	Research
Richard J. Tanner, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	1996	1988	2006
Director	Security Selection –	its affiliates – 1996 to Present
	Research

72 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

TAX-EXEMPT BOND FUND II
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Peter Scola	Fixed Income	Teachers Advisors, Inc., TIAA and	1998	1967	2006
Managing Director	Security Selection	its affiliates – 1998 to Present

INFLATION-LINKED BOND FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Steven I. Traum	Fixed Income	Teachers Advisors, Inc., TIAA and	1983	1980	2004
Managing Director	Security Selection –	its affiliates – 1983 to Present
Trader/Research

MONEY MARKET FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Michael F. Ferraro, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	1998	1974	1999
Director	Security Selection –	its affiliates – 1998 to Present
Trader/Research

     The Funds’ SAI provides additional disclosure about the compensation structure of each of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Funds they manage.

OTHER SERVICES

     With respect to Growth Equity Fund, TIAA-CREF Institutional Mutual Funds has entered into a Service Agreement with Advisors, under which Advisors has agreed to provide or arrange for a number of services to the Fund, including transfer agency, dividend disbursing, accounting, administrative and shareholder services. Growth Equity Fund’s compensation to Advisors for these services is reflected as an administrative expense of the Fund. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Service Agreement.

     The Funds that are subject to the New Management Agreement are not parties to the Service Agreement described above. Instead, responsibility for payment of their administrative expenses is allocated either directly to the Funds or to Advisors through the New Management Agreement.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 73

DISTRIBUTION ARRANGEMENTS

     TPIS distributes each Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of each Fund. TPIS may seek reimbursement under the distribution plan to pay such other intermediaries for expenses incurred in the sale and promotion of Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of their own assets to support the distribution of Retirement or Institutional Class shares. Payments to intermediaries may include payments to certain third party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

CALCULATING SHARE PRICE

     Each Fund determines its net asset value (“NAV”) per share, or share price, of a Fund on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for each Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). Fund shares are not priced on days that the NYSE is closed. Each Fund’s NAV is computed by dividing the value of the Fund’s assets, less its liabilities, and its NAV per share is computed by dividing its NAV allocable to each share class, by the number of outstanding shares of that class.

     If a Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

     For Funds other than the Money Market Fund, we usually use market quotations or independent pricing services to value securities and other instruments held by the Funds. If market quotations or independent pricing services are not readily available, we will use a security’s “fair value,” as determined in good faith by or under the direction of the Board of Trustees. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. For example, we might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before a Fund’s NAV is calculated. The use of fair value pricing may result in changes to the prices of portfolio securities that are used to calculate a Fund’s NAV.

74 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

     Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur, for instance, where there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust to the price levels in the U.S. when their markets open the next day. In these cases, we may fair value certain foreign securities when we feel the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Fund to the detriment of longer-term shareholders, it does eliminate some of the certainty in pricing obtained by using actual market close prices.

     Our fair value pricing procedures provide, among other things, for us to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. We also examine the prices of individual securities to determine, among other things, whether their price reflects fair value at the close of the NYSE based on market movements. Additionally, we may fair value domestic securities when we feel the last market quotation is not readily available or we feel it does not represent the fair value of that security.

     Money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

     To calculate the Money Market Fund’s NAV per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 75

DIVIDENDS AND DISTRIBUTIONS

     Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The following table shows how often we plan to pay dividends on each Fund:

Fund	Dividend Paid
Growth Equity Fund	Annually
Growth & Income Fund	Quarterly
International Equity Fund	Annually
Large-Cap Growth Fund	Annually
Large-Cap Value Fund	Annually
Mid-Cap Growth Fund	Annually
Mid-Cap Value Fund	Annually
Small-Cap Equity Fund	Annually
Large-Cap Growth Index Fund	Annually
Large-Cap Value Index Fund	Annually
Equity Index Fund	Annually
S&P 500 Index Fund	Annually
Mid-Cap Growth Index Fund	Annually
Mid-Cap Value Index Fund	Annually
Mid-Cap Blend Index Fund	Annually
Small-Cap Growth Index Fund	Annually
Small-Cap Value Index Fund	Annually
Small-Cap Blend Index Fund	Annually
International Equity Index Fund	Annually
Social Choice Equity Fund	Annually
Real Estate Securities Fund	Quarterly
Managed Allocation Fund II	Quarterly
Bond Fund	Monthly
Bond Plus Fund II	Monthly
Short-Term Bond Fund II	Monthly
High-Yield Fund II	Monthly
Tax Exempt Bond Fund II	Monthly
Inflation-Linked Bond Fund	Quarterly
Money Market Fund	Monthly

     Although we pay dividends monthly from the Money Market Fund, these dividends are calculated and declared daily.

     We intend to pay net capital gains from Funds that have them once a year.

     Holders of Institutional Class shares can elect from among the following distribution options:

76 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

1.

Reinvestment Option, Same Fund. We automatically reinvest your dividend and capital gain distributions in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. We automatically reinvest your dividend and capital gain distributions in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. We automatically reinvest your long-term capital gain distributions, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. We automatically reinvest your dividend and short-term capital gain distributions, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. We send a check for your dividend and each capital gain distribution.

     We make distributions for each Fund on a per share basis to the shareholders of record on the Fund’s distribution date. We do this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below). Cash distribution checks will be mailed within seven days of the distribution date.

TAXES

     As with any investment, you should consider how your investment in any Fund will be taxed.

     Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

     For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the Internal Revenue Service (“IRS”) a statement showing the taxable distributions paid to you in the previous year from each Fund. Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 5% (0% for taxable years beginning after 2007) to individual investors who are in the 10% or 15% tax bracket). Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 77

     Under recent legislation, a portion of ordinary income dividends paid by a Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified income received by a Fund. Notwithstanding this, certain holding period requirements with respect to an individual’s shares in a Fund may apply to prevent the individual from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the SAI.

     Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

     Whenever you sell shares of a Fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

     Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. We are also required to begin backup withholding if instructed by the IRS to do so.

     “Buying a dividend.” If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, you would have to include the $0.25 dividend in your gross income for tax purposes.

     Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its investments and these taxes generally will reduce such Fund’s distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

     Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment in some types of instruments.

     Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by

78 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

a Fund may qualify in your hands for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

     Special considerations for Inflation-Linked Bond Fund shareholders. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond held by the Inflation-Linked Bond Fund may give rise to original issue discount, which will be included in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year of the adjustment may be characterized in some circumstances as a return of capital.

     Clients of TIAA-CREF Trust Company, FSB. If you purchased Fund shares through TIAA-CREF Trust Company, FSB, it is responsible for providing you with a statement showing taxable distributions paid to you from each Fund.

     Taxes Related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with Institutional Class shares they hold (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

     This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 79

YOUR ACCOUNT: BUYING, SELLING
OR EXCHANGING SHARES

INSTITUTIONAL CLASS SHARES

HOW TO PURCHASE SHARES — FOR CUSTOMERS PURCHASING SHARES
THROUGH INTERMEDIARIES

     Eligible Investors

     Institutional class shares of TIAA-CREF Institutional Mutual Funds are available for purchase by or through certain intermediaries affiliated with TIAA-CREF, such as TIAA-CREF Trust Company, FSB (the “Trust Company”), or other persons, such as state-sponsored tuition savings plans or insurance company separate accounts, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF or other persons that the TIAA-CREF Institutional Mutual Funds may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans. Collectively, contractually eligible investors for the Institutional Class of the Funds are referred to as “Eligible Investors” in the rest of this prospectus.

     Purchases by Eligible Investors

     Eligible Investors may invest directly in the Funds. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars.

     There may be circumstances when we will not permit Eligible Investors to invest in one or more of the Funds. We reserve the right to suspend or terminate the offering of shares by one or more Funds. We also reserve the right to reject any specific purchase request.

     We impose no minimum investment requirement for Eligible Investors and consider all requests for purchases to be received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below). However, investors purchasing Institutional Class shares through Eligible Investors (like financial intermediaries or employee plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares. Please contact your intermediary or plan sponsor for more information.

80 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

     To purchase shares, an Eligible Investor should instruct its bank to wire money to:

State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110 ABA Number 011000028 DDA Number 9905-454-6.

Specify on the wire:

(1)	TIAA-CREF Institutional Mutual Funds—Institutional Class;

(2)	account registration (names of registered owners), address and social security number(s) or taxpayer identification number;

(3)	whether the investment is for a new or existing account (provide Fund account number if existing); and

(4)	the Fund or Funds in which you want to invest, and amount to be invested in each.

     Investing through the Trust Company

     Clients of the Trust Company may invest in TIAA-CREF Institutional Mutual Funds only through the Trust Company, which is an Eligible Investor and serves as the intermediary for its clients. Contact the Trust Company regarding how investments in Fund shares are held for your benefit. In addition to the fees and expenses deducted by the Funds, you may be charged a fee by the Trust Company for the services it provides you.

     Points to Remember for All Purchases

  Each investment by an Eligible Investor in Institutional Class shares of the Funds must be for a specified dollar amount. We cannot accept purchase requests specifying a certain price, date, or number of shares; we will return these investments.

  If you invest in the Institutional Class of the Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Funds).

  If we do not receive good funds through wire transfer, we will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by any of the Funds. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the Funds.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 81

  Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

     In-Kind Purchases of Shares

     Advisors, at its sole discretion, may permit an Eligible Investor to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact us or their intermediary or plan sponsor.

HOW TO PURCHASE SHARES — FOR CUSTOMERS PURCHASING SHARES DIRECTLY

     Under certain circumstances, Institutional Class shares of the Funds may be offered directly to certain individuals or institutions.

HOW TO OPEN AN ACCOUNT AND MAKE SUBSEQUENT INVESTMENTS

     If you would like an application, or if you have any questions or need help completing the application, call your Relationship Manager.

     We consider all requests for purchases, checks, and other forms of payments to be received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below). We will not accept third-party checks. (We consider any check not made payable directly to TIAA-CREF Institutional Funds as a third-party check). We cannot accept checks made out to you or other parties and signed over to us. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks cash or starter checks. We will not accept corporate checks for investment into non-corporate accounts. All purchases must be in U.S. dollars and checks drawn on U.S. banks. We will only accept accounts with a U.S. address of record. We will not accept a P.O. Box as the address of record.

     To open an account by mail: Send your check, made payable to TIAA-CREF Institutional Mutual Funds, and application to:

First Class Mail:	The TIAA-CREF Institutional Mutual Funds—Instititional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

82 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

Overnight Mail:	The TIAA-CREF Institutional Mutual Funds—Instititional Class c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

     To open an account by wire: Send us your application by mail, then call your Relationship Manager to confirm that your account has been established. Or, you may forward your application and request for an account number directly to your Relationship Manager. Instruct your bank to wire money to:

State Street Bank 225 Franklin Street Boston, MA 02110 ABA Number 011000028 DDA Number 9905-454-6

     Specify on the wire:

  The TIAA-CREF Institutional Mutual Funds-Institutional Class

  Account registration (names of registered owners), address and Taxpayer Identification Number

  Indicate if this is for a new or existing account (provide fund account number if existing)

  The Fund or Funds in which you want to invest, and amount per Fund to be invested

     Additionally, Advisors, at its sole discretion, may permit you to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, your account will be credited with Fund shares equal in net asset value to the market value of the securities received. If you are interested in making in-kind purchases, contact your Relationship Manager.

     You can purchase additional shares in any of the following ways:

     By Mail: Send a check to either of the addresses listed above with the registration of the account, fund account number, the Fund or Funds you want to invest in and the amount to be invested in each Fund.

     By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire. (You do not have to send us an application again.)

     Points to Remember for All Purchases:

  Your investment must be for a specified dollar amount. We cannot accept purchase requests specifying a certain price, date, or number of shares; we will return these investments.

  We reserve the right to reject any application or investment. There may be circumstances when we will not accept new investments in one or more of the Funds.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 83

  If your purchase check does not clear or payment on it is stopped, or if we do not receive good funds through wire transfer or electronic funds transfer, we will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the Funds or Advisors. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the Funds. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

  Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until you provide us with the information we need, we may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

  Your ability to purchase shares may be restricted due to limitations on exchanges.

HOW TO REDEEM SHARES — FOR CUSTOMERS PURCHASING SHARES
THROUGH INTERMEDIARIES

     Redemptions by Eligible Investors

     Eligible Investors can redeem (sell) their Institutional Class shares at any time. If your shares were purchased through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares purchased through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

     We will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will be returned.

     We accept redemption orders through a telephone request made by calling 800 897-9069.

     Usually, we send redemption proceeds to the Eligible Investor on the second business day after we receive a redemption request, but not later than seven days afterwards, assuming the request is received in good order by the Funds’ transfer agent (or other authorized Fund agent) (see below). If a redemption is requested shortly after a recent purchase by check, it will take 10 calendar days for your check to clear and for your shares to be available for redemption.

     We can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

84 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

     We send redemption proceeds to the Eligible Investor at the address or bank account of record. If proceeds are to be sent elsewhere, we will require a letter of instruction from the Eligible Investor with a medallion signature guarantee. We can send the redemption proceeds by check to the address of record or by wire transfer.

     Redeeming Shares through the Trust Company

     If you purchased Institutional Class shares through the Trust Company, it is responsible for making any redemption proceeds available to you. In addition, the Trust Company may impose its own restrictions on your ability to redeem shares. Please contact the Trust Company directly for more information.

     In-Kind Redemptions of Shares

     Large redemptions by any Eligible Investor that exceed the lesser of $250,000 or 1% of a Fund’s assets during any 90-day period may be considered detrimental to the Fund’s other shareholders. Therefore, at its sole discretion, the Fund may require that you take a “distribution in-kind” upon redemption and may give you portfolio securities instead of cash. The securities you receive in this manner represent a portion of the Fund’s entire portfolio.

HOW TO REDEEM SHARES — FOR CUSTOMERS PURCHASING SHARES DIRECTLY

     You can redeem (sell) your Institutional Class shares at any time. Usually, we send your redemption proceeds to you on the second business day after we receive your request, but not later than seven days afterwards, assuming the request is received in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below). If you request a redemption of shares shortly after you have purchased those shares by check, it will take 10 calendar days for your check to clear and for your shares to be available for redemption.

     We send redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, we will require a letter of instruction with a medallion signature guarantee for each account holder (see below). We can send your redemption proceeds in several different ways: by check to the address of record; by electronic transfer to your bank; or by wire transfer.

     We can postpone payment if (a) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

     To redeem your shares either contact your Relationship Manager or send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, medallion signature guarantees of each owner on the account (if required), and any other required supporting legal documentation.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 85

Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.

     Points to Remember when Redeeming:

  We cannot accept redemption requests specifying a certain price or date; these requests will be returned.

  If you request a redemption within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send us your request in writing with a medallion signature guarantee of all owners exactly as registered on the account.

  Large redemptions that exceed the lesser of $250,000 or 1% of a Fund’s assets during any 90-day period may be considered detrimental to the Fund’s other shareholders. Therefore, at its sole discretion, the Fund may require that you take a “distribution in-kind” upon redemption and may give you portfolio securities instead of cash. The securities you receive in this manner represent a portion of the Fund’s entire portfolio.

HOW TO EXCHANGE SHARES — FOR CUSTOMERS PURCHASING SHARES
THROUGH INTERMEDIARIES

     Exchanges by Eligible Investors

     Eligible Investors can exchange Institutional Class shares in a Fund for Institutional Class shares of any other Fund at any time. (An exchange is a simultaneous redemption of shares in one Fund and a purchase of shares in another Fund.) If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and social security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore is a taxable event.

     We reserve the right, at our sole discretion, to reject any exchange request and to modify, suspend, or terminate the exchange privilege at any time for any shareholder or class of shareholders. We may do this, in particular, when we deem your transaction activity to be harmful to the Fund, including market timing activity.

     Eligible Investors can make an exchange through a telephone request by calling 800 897-9069. Once made, an exchange request cannot be modified or canceled.

     Making Exchanges through the Trust Company

     If you purchased shares through the Trust Company, it is responsible for making any exchanges on your behalf. In addition, the Trust Company may impose its own restrictions on your ability to make exchanges. Please contact the Trust Company directly for more information.

86 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

HOW TO EXCHANGE SHARES — FOR CUSTOMERS PURCHASING SHARES DIRECTLY

     You can exchange Institutional Class shares in a Fund for Institutional Class shares of any other Fund at any time. An exchange is a sale of shares from one Fund and a purchase of shares in another Fund.

     Any minimum investment amounts that apply to purchases also apply to exchanges. Exchanges between accounts can be made only if the accounts are registered identically in the same name(s), address and Social Security or Tax Identification Number.

     If you would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the Funds and/or accounts you want to exchange between.

     Points to Remember when Exchanging:

  Make sure you understand the investment objective of the Fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

  To maintain low expense ratios and avoid disrupting the management of each Fund’s portfolio, we reserve the right to suspend the exchange privilege if you have made more than 12 exchanges within a 12-month period for any Fund or any TIAA-CREF Mutual Fund except the International Equity Fund, the Institutional International Equity Fund, the Institutional High-Yield Fund II and the High-Yield Bond Fund. For those Funds we reserve the right to suspend the exchange privilege if you make more than 6 exchanges in a 12-month period. We count each purchase or sale order as one exchange. For example, an exchange out of one Fund and purchase of another Fund would count as one exchange for each Fund.

  We reserve the right to reject any exchange request and to modify or terminate the exchange option at any time. We may do this, in particular, when we deem your transaction activity to be harmful to the Fund, including market-timing activity.

  An exchange is considered a sale of securities, and therefore is taxable.

OTHER INVESTOR INFORMATION — FOR INVESTORS PURCHASING THROUGH INTERMEDIARIES

     Good Order. Requests for transactions by Eligible Investors will not be processed until they are received in good order by the Funds’ transfer agent (or other authorized Fund agent). “Good order” means that an Eligible Investor’s transaction request includes its Fund account number, the amount of the transaction (in dollars or shares), signatures of all account owners exactly as registered on the account, and

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 87

any other supporting legal documentation that may be required. Intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through an intermediary or plan sponsor, please contact them for their specific good order” requirements.

     Share Price. If the Funds’ transfer agent (or other authorized Fund agent) receives an Eligible Investor’s order to purchase or redeem shares anytime before the NYSE closes (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If an Eligible Investor makes a purchase or redemption request after the NYSE closes, the transaction price will be the NAV per share for the next business day. If you purchased shares through an Eligible Investor, the Eligible Investor (including the Trust Company) may require you to communicate to it any purchase, redemption, or exchange request before a specified deadline earlier than 4:00 p.m. in order to receive that day’s NAV per share as the transaction price.

     Taxpayer Identification Number. Each Eligible Investor must provide its taxpayer identification number (which, for most individuals, is your social security number) to us and indicate whether or not it is subject to back-up withholding. If an Eligible Investor does not furnish its taxpayer identification number, redemptions and exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding.

     Medallion Signature Guarantee. For some transaction requests by an Eligible Investor, we may require a letter of instruction from the Eligible Investor with a Medallion signature guarantee. This requirement is designed to protect you and the Funds from fraud, and to comply with rules on stock transfers.

     Transferring Shares. An Eligible Investor may transfer ownership of its shares to another person or organization that also qualifies as an Eligible Investor or may change the name on its account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees.

     Customer Complaints. Customer complaints may be directed to TIAA-CREF Institutional Mutual Funds, 730 Third Ave., New York, NY 10017-3206, attention: Director, Mutual Fund Distribution Services.

OTHER INVESTOR INFORMATION — FOR CUSTOMERS PURCHASING SHARES DIRECTLY

     Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Funds’ transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Funds’ transfer agent (or other authorized Fund agent).

     Share Price. If your purchase, redemption or exchange order is received by the Funds’ transfer agent (or other authorized Fund agent) in good order anytime before the NYSE closes (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If you make a purchase or redemption

88 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

request after the NYSE closes, the transaction price will be the NAV per share for the next business day.

     Minimum Account Size. While there is currently no minimum account size, we reserve the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

     Tax Identification Number. You must give us your taxpayer identification number and tell us whether or not you are subject to back-up withholding for prior under-reporting. If you do not furnish your taxpayer identification number, your account application will be rejected and returned to you.

     Changing Your Address. To change the address on your account, please contact your Relationship Manager or send us a written notification.

     Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), we require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the TIAA-CREF Institutional Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of the Unites States stock exchange participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a signature guarantee is required, please contact your Relationship Manager.

     Transferring Shares. You can transfer ownership of your account to another person or organization or change the name on your account by sending us written instructions. All registered owners of the account must sign the request and provide medallion signature guarantees. When you change the name on an account, shares in that account are transferred to a new account.

     Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

     Advice About Your Account. Representatives of TPIS or Services may recommend that you buy Fund shares. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Funds and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. Neither TPIS nor Services receives commissions for these recommendations.

     Customer Complaints. Customer complaints may be directed to TIAA-CREF Institutional Mutual Funds, 730 Third Ave., New York, NY 10017-3206, attention: Director, Mutual Fund Distribution Services.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 89

MARKET TIMING/EXCESSIVE TRADING POLICY FOR INVESTORS PURCHASING
THROUGH INTERMEDIARIES

     There are shareholders who may try to profit from exchanging shares back and forth among the Funds, in an effort to “time” the market. As money is shifted in and out of the Funds, they incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs.

     Other than fair value pricing of our international portfolio securities, no specific market timing or excessive trading policies and procedures have been adopted by the Board of Trustees for Institutional Class shares held through the Trust Company, tuition plans administered by a TIAA-CREF Intermediary, or the TIAA-CREF Lifecycle Funds. It was determined that the nature of these investors makes it unlikely that they would or could market time Fund shares. Trust Company clients must input all trades in Fund shares through the Trust Company, which, as a policy, does not promote or provide market timing services and will not allow clients to utilize a market timing strategy or excessively trade in Fund shares. Additionally, tuition plan investors have limits on their ability to change investment options and may be subject to penalties for early or frequent redemptions. Furthermore, the TIAA-CREF Lifecycle Funds impose market timing restrictions on their shareholders, and Advisors, the investment adviser to the Lifecycle Funds, follows a systemic asset allocation model, with preset target allocations not designed to time the market.

     As with all Funds, we reserve the right to reject any purchase or exchange request that we regard as disruptive to the Funds’ efficient portfolio management. A purchase or exchange request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor. In addition, we can suspend or terminate your ability to transact by telephone, fax or over the Internet at any time, for any reason, including to prevent market timing. We also fair value price our international portfolio securities when necessary to assure that the Fund prices accurately reflect the value of the portfolio securities held by the Funds as of 4:00 p.m., thereby minimizing any potential stale price arbitrage by market timers.

     The Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

     Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices.

     If you invest through an Eligible Investor, the Eligible Investor may apply its own market timing or excessive trading policies on transactions in Institutional Class shares.

90 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

MARKET TIMING/EXCESSIVE TRADING POLICY FOR INSTITUTIONAL CLASS
INVESTORS PURCHASING SHARES DIRECTLY

     There are shareholders who may try to profit from exchanging shares back and forth among the Funds, in an effort to “time” the market. As money is shifted in and out of the Funds, they incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, we reserve the right to suspend the exchange privilege if you make more than 12 exchanges within a 12-month period for any Fund or any TIAA-CREF Mutual Fund, except the Institutional International Equity Fund, International Equity Fund, Institutional High-Yield Fund II and High-Yield Bond Fund. For these Funds, we reserve the right to suspend the exchange privilege for a calendar year if you make more than 6 exchanges in a 12-month period. We also reserve the right to reject any purchase or exchange request that we regard as disruptive to the Funds’ efficient portfolio management. A purchase or exchange request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because we have discretion in applying this policy, it is possible that similar exchange activity could be handled differently because of the surrounding circumstances.

     We have the right to modify our market timing policy at any time without advance notice.

     We also fair value price our international portfolio securities when necessary to assure that the Fund prices accurately reflect the value of the portfolio securities held by the Funds as of 4:00 p.m., thereby minimizing any potential stale price arbitrage by market timers.

     The Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

     Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices.

ELECTRONIC PROSPECTUSES

     If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 91

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Common stock, preferred stock, and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income Securities: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); and preferred stock or other non-equity securities that pay dividends.

Foreign Investments: Securities of foreign issuers, securities or contracts traded or acquired in foreign markets or on foreign exchanges, or securities or contracts payable or denominated in foreign currencies.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally-recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

92 | Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

FINANCIAL HIGHLIGHTS

     The Financial Highlights table is intended to help you understand the Funds’ financial performance for the past five years (or, if a Fund has not been in operation for five years, since commencement of operations). Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

     PricewaterhouseCoopers LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of the Funds for each of the periods presented in the two-year period ended September 30, 2006. Their report appears in TIAA-CREF Institutional Mutual Funds’ Annual Report, which is available without charge upon request. Information reported for fiscal periods before 2005 was audited by the Funds’ former independent registered public accounting firm.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus | 93

Financial highlights | TIAA-CREF Institutional Mutual Funds

	Growth Equity Fund

	Institutional Class

	For the Years Ended September 30,

	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of year	$7.00	$6.31	$5.91	$4.82	$6.40

Gain (loss) from investment operations:
Net investment income (a)	0.06	0.07	0.06	0.05	0.04
Net realized and unrealized gain (loss) on total investments	0.14	0.69	0.40	1.14	(1.60)

Total gain (loss) from investment operations	0.20	0.76	0.46	1.19	(1.56)

Less distributions from:
Net investment income	(0.04)	(0.07)	(0.06)	(0.10)	(0.02)
Net realized gains	—	—	—	—	—

Total distributions	(0.04)	(0.07)	(0.06)	(0.10)	(0.02)

Net asset value, end of year	$7.16	$7.00	$6.31	$5.91	$4.82

TOTAL RETURN	2.91%	12.09%	7.72%	25.10%	(24.44)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$90,140	$115,925	$92,576	$94,433	$487,620
Ratio of expenses to average net assets before expense waiver and reimbursement	0.22%	0.14%	0.15%	0.18%	0.32%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.14%	0.14%	0.15%	0.14%	0.22%
Ratio of net investment income to average net assets	0.89%	1.01%	0.93%	0.86%	0.66%
Portfolio turnover rate	197%	119%	76%	105%	61%

(a)	Based on average shares outstanding.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Growth & Income Fund

	Retirement Class				Institutional Class					Retail Class

										For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	For the Years Ended September 30,				For the Years Ended September 30,

	2006	2005	2004	2003 (c)	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$9.12	$8.16	$7.39	$6.14	$9.05	$8.12	$7.36	$6.14	$7.91	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.12	0.13	0.10	0.07	0.14	0.18	0.12	0.10	0.09	0.08
Net realized and unrealized gain (loss) on total investments	0.77	0.95	0.75	1.22	0.76	0.93	0.76	1.22	(1.78)	0.24

Total gain (loss) from investment operations	0.89	1.08	0.85	1.29	0.90	1.11	0.88	1.32	(1.69)	0.32

Less distributions from:
Net investment income	(0.11)	(0.12)	(0.08)	(0.04)	(0.15)	(0.18)	(0.12)	(0.10)	(0.08)	(0.05)
Net realized gains	(1.14)	—	—	—	(0.14)	—	—	—	—	—

Total distributions	(1.25)	(0.12)	(0.08)	(0.04)	(1.29)	(0.18)	(0.12)	(0.10)	(0.08)	(0.05)

Net asset value, end of period	$8.76	$9.12	$8.16	$7.39	$8.66	$9.05	$8.12	$7.36	$6.14	$10.27

TOTAL RETURN	10.62%	13.32%	11.47%	21.14%	10.87%	13.70%	11.89%	21.62%	(21.51)%	3.22%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$86,918	$58,731	$35,874	$8,027	$97,494	$141,199	$625,503	$505,404	$376,529	$2,632
Ratio of expenses to average net assets before expense waiver and reimbursement	0.74%	0.46%	0.53%	0.48%	0.42%	0.15%	0.14%	0.15%	0.29%	4.10	% (b)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.40%	0.46%	0.44%	0.47%	0.13%	0.15%	0.14%	0.14%	0.22%	0.43	%(b)
Ratio of net investment income to average net assets	1.36%	1.43%	1.17%	1.02%	1.58%	2.04%	1.46%	1.48%	1.18%	1.53	%(b)
Portfolio turnover rate	133%	223%	77%	150%	133%	223%	77%	150%	128%	133%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The Retirement Class commenced operations on October 1, 2002.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	International Equity Fund

	Retirement Class				Institutional Class					Retail Class

										For the Period March 31, 2006 (commencement of operations) to September 30, 2006
	For the Years Ended September 30,				For the Years Ended September 30,

	2006	2005	2004	2003 (c)	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.41	$10.49	$8.65	$6.86	$12.17	$10.29	$8.56	$6.86	$8.08	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.16	0.19	0.17	0.13	0.19	0.21	0.20	0.17	0.15	0.05
Net realized and unrealized gain (loss) on total investments	2.13	2.40	1.69	1.66	2.15	2.43	1.69	1.65	(1.29)	0.58

Total gain (loss) from investment operations	2.29	2.59	1.86	1.79	2.34	2.64	1.89	1.82	(1.14)	0.63

Less distributions from:
Net investment income	(0.14)	(0.11)	(0.02)	—	(0.22)	(0.20)	(0.16)	(0.12)	(0.08)	—
Net realized gains	(0.84)	(0.56)	—	—	(0.84)	(0.56)	—	—	—	—

Total distributions	(0.98)	(0.67)	(0.02)	—	(1.06)	(0.76)	(0.16)	(0.12)	(0.08)	—

Net asset value, end of period	$13.72	$12.41	$10.49	$8.65	$13.45	$12.17	$10.29	$8.56	$6.86	$10.63

TOTAL RETURN	19.68%	25.34%	21.45%	26.15%	20.60%	26.45%	22.17%	26.90%	(14.28)%	6.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$519,870	$231,867	$77,400	$9,863	$649,747	$668,009	$528,959	$370,026	$205,899	$13,943
Ratio of expenses to average net assets before expense waiver and reimbursement	0.76%	0.56%	0.58%	0.61%	0.45%	0.21%	0.20%	0.27%	0.44%	1.36	%(b)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.74%	0.56%	0.55%	0.54%	0.45%	0.21%	0.20%	0.20%	0.29%	0.80	%(b)
Ratio of net investment income to average net assets	1.27%	1.67%	1.63%	1.61%	1.48%	1.89%	1.98%	2.20%	1.80%	0.94	%(b)
Portfolio turnover rate	164%	147%	151%	156%	164%	147%	151%	156%	78%	164%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The Retirement Class commenced operations on October 1, 2002.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Growth Fund

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.03		0.05		0.03
Net realized and unrealized gain (loss) on total investments	(0.36)		(0.37)		(0.36)

Total gain (loss) from investment operations	(0.33)		(0.32)		(0.33)

Less distributions from:
Net investment income	—		—		—
Net realized gains	—		—		—

Total distributions	—		—		—

Net asset value, end of period	$9.67		$9.68		$9.67

TOTAL RETURN	(3.30	)%(c)	(3.20	)%(c)	(3.30	)%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,145		$12,465		$2,196
Ratio of expenses to average net assets before expense waiver and reimbursement	6.76	%(b)	1.97	%(b)	5.35	%(b)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.38	%(b)	0.13	%(b)	0.43	%(b)
Ratio of net investment income to average net assets	0.69	%(b)	0.97	%(b)	0.61	%(b)
Portfolio turnover rate	81%		81%		81%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Fund

	Retirement Class					Institutional Class					Retail Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,					For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.43	$13.41	$11.55	$9.16	$10.00	$14.41	$13.40	$11.59	$9.16	$10.00	$14.17	$13.25	$11.52	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.23	0.26	0.24	0.21	0.01	0.27	0.30	0.28	0.25	0.01	0.25	0.26	0.24	0.22	0.01
Net realized and unrealized gain (loss) on total investments	1.75	1.90	2.23	2.24	(0.85)	1.75	1.92	2.22	2.22	(0.85)	1.71	1.88	2.21	2.20	(0.85)

Total gain (loss) from investment operations	1.98	2.16	2.47	2.45	(0.84)	2.02	2.22	2.50	2.47	(0.84)	1.96	2.14	2.45	2.42	(0.84)

Less distributions from:
Net investment income	(0.25)	(0.16)	(0.06)	(0.06)	—	(0.22)	(0.23)	(0.14)	(0.04)	—	(0.29)	(0.24)	(0.17)	(0.06)	—
Net realized gains	(0.48)	(0.98)	(0.55)	—	—	(0.48)	(0.98)	(0.55)	—	—	(0.48)	(0.98)	(0.55)	—	—

Total distributions	(0.73)	(1.14)	(0.61)	(0.06)	—	(0.70)	(1.21)	(0.69)	(0.04)	—	(0.77)	(1.22)	(0.72)	(0.06)	—

Net asset value, end of period	$15.68	$14.43	$13.41	$11.55	$9.16	$15.73	$14.41	$13.40	$11.59	$9.16	$15.36	$14.17	$13.25	$11.52	$9.16

TOTAL RETURN	$14.21%	16.23%	21.59%	26.94%	(8.40)%	14.47%	16.73%	21.96%	26.98%	(8.40)%	14.35%	16.35%	21.67%	26.47%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$257,287	$159,064	$69,314	$9,943	$92	$215,614	$216,512	$31,289	$14,822	$92	$198,739	$170,748	$137,166	$85,349	$18,135
Ratio of expenses to average net assets before expense waiver and reimbursement	0.68%	0.48%	0.51%	0.54%	0.03%	0.38%	0.14%	0.17%	0.21%	0.01%	0.53%	0.44%	0.49%	0.51%	0.03%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.67%	0.48%	0.48%	0.47%	0.03%	0.38%	0.14%	0.14%	0.14%	0.01%	0.53%	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets	1.54%	1.82%	1.87%	1.89%	0.09%	1.84%	2.11%	2.20%	2.31%	0.11%	1.69%	1.87%	1.89%	1.99%	0.09%
Portfolio turnover rate	115%	113%	154%	185%	25%	115%	113%	154%	185%	25%	115%	113%	154%	185%	25%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Fund

	Retirement Class									Institutional Class						Retail Class

									For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)								For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,									For the Years Ended September 30,						For the Years Ended September 30,

	2006		2005		2004		2003			2006	2005	2004	2003			2006	2005		2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.88		$14.23		$12.97		$9.21		$10.00	$17.01	$14.30	$13.02	$9.21		$10.00	$16.89	$14.23		$12.98		$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.02		0.01		(0.00	)(c)	(0.00	)(c)	0.00 (c)	0.06	0.06	0.05	0.04		0.00 (c)	0.02	0.01		0.00	(c)	0.00	(c)	0.00 (c)
Net realized and unrealized gain (loss) on total investments	0.39		3.31		1.76		3.76		(0.79)	0.41	3.33	1.76	3.77		(0.79)	0.40	3.32		1.75		3.77		(0.79)

Total gain (loss) from investment operations	0.41		3.32		1.76		3.76		(0.79)	0.47	3.39	1.81	3.81		(0.79)	0.42	3.33		1.75		3.77		(0.79)

Less distributions from:
Net investment income	(0.00	)(c)	(0.00	)(c)	—		(0.00	)(c)	—	(0.02)	(0.01)	(0.03)	—		—	(0.01)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—
Net realized gains	(0.45)		(0.67)		(0.50)		(0.00	)(c)	—	(0.45)	(0.67)	(0.50)	(0.00	)(c)	—	(0.45)	(0.67)		(0.50)		(0.00	)(c)	—

Total distributions	(0.45)		(0.67)		(0.50)		(0.00	)(c)	—	(0.47)	(0.68)	(0.53)	(0.00)		—	(0.46)	(0.67)		(0.50)		(0.00	)(c)	—

Net asset value, end of period	$16.84		$16.88		$14.23		$12.97		$9.21	$17.01	$17.01	$14.30	$13.02		$9.21	$16.85	$16.89		$14.23		$12.98		$9.21

TOTAL RETURN	2.42%		23.72%		13.48%		40.96%		(7.90)%	2.72%	24.12%	13.88%	41.37%		(7.90)%	2.37%	23.80%		13.48%		40.96%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$164,771		$131,943		$74,600		$25,519		$92	$34,088	$20,808	$3,684	$1,887		$92	$68,416	$62,481		$48,508		$22,004		$9,025
Ratio of expenses to average net assets before expense reimbursement	0.72%		0.48%		0.54%		0.73%		0.03%	0.50%	0.15%	0.17%	0.39%		0.01%	0.68%	0.44%		0.51%		0.69%		0.03%
Ratio of expenses to average net assets after expense reimbursement	0.69%		0.48%		0.48%		0.47%		0.03%	0.43%	0.15%	0.14%	0.14%		0.01%	0.68%	0.44%		0.44%		0.44%		0.03%
Ratio of net investment income (loss) to average net assets	0.13%		0.06%		(0.01)%		(0.02)%		0.02%	0.36%	0.39%	0.32%	0.31%		0.04%	0.13%	0.09%		0.02%		0.01%		0.02%
Portfolio turnover rate	147%		115%		148%		162%		19%	147%	115%	148%	162%		19%	147%	115%		148%		162%		19%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	Amount represents less than $0.01 per share.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Fund

	Retirement Class					Institutional Class					Retail Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,					For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$17.52	$14.38	$11.95	$9.03	$10.00	$17.57	$14.44	$12.02	$9.03	$10.00	$17.36	$14.27	$11.97	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.21	0.25	0.21	0.18	0.01	0.26	0.30	0.26	0.22	0.01	0.22	0.25	0.22	0.19	0.01
Net realized and unrealized gain (loss) on total investments	1.87	3.60	2.73	2.80	(0.98)	1.87	3.62	2.74	2.81	(0.98)	1.85	3.57	2.71	2.80	(0.98)

Total gain (loss) from investment operations	2.08	3.85	2.94	2.98	(0.97)	2.13	3.92	3.00	3.03	(0.97)	2.07	3.82	2.93	2.99	(0.97)

Less distributions from:
Net investment income	(0.21)	(0.14)	(0.06)	(0.06)	—	(0.23)	(0.22)	(0.13)	(0.04)	—	(0.22)	(0.16)	(0.18)	(0.05)	—
Net realized gains	(0.88)	(0.57)	(0.45)	—	—	(0.88)	(0.57)	(0.45)	—	—	(0.87)	(0.57)	(0.45)	—	—

Total distributions	(1.09)	(0.71)	(0.51)	(0.06)	—	(1.11)	(0.79)	(0.58)	(0.04)	—	(1.09)	(0.73)	(0.63)	(0.05)	—

Net asset value, end of period	$18.51	$17.52	$14.38	$11.95	$9.03	$18.59	$17.57	$14.44	$12.02	$9.03	$18.34	$17.36	$14.27	$11.97	$9.03

TOTAL RETURN	12.42%	27.20%	24.82%	33.27%	(9.70)%	12.68%	27.63%	25.36%	33.63%	(9.70)%	12.51%	27.23%	24.89%	33.29%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$318,024	$266,360	$92,268	$15,669	$90	$38,173	$25,868	$8,042	$4,009	$90	$125,871	$95,608	$40,706	$9,476	$8,852
Ratio of expenses to average net assets before expense reimbursement	0.69%	0.48%	0.52%	0.65%	0.03%	0.47%	0.15%	0.17%	0.32%	0.01%	0.63%	0.44%	0.51%	0.62%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.68%	0.48%	0.48%	0.47%	0.03%	0.43%	0.15%	0.14%	0.14%	0.01%	0.63%	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets	1.20%	1.50%	1.54%	1.52%	0.12%	1.46%	1.82%	1.88%	2.05%	0.14%	1.25%	1.53%	1.58%	1.83%	0.11%
Portfolio turnover rate	131%	110%	173%	215%	15%	131%	110%	173%	215%	15%	131%	110%	173%	215%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Equity Fund

	Retirement Class						Institutional Class						Retail Class

						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,						For the Years Ended September 30,						For the Years Ended September 30,

	2006	2005	2004		2003		2006	2005	2004		2003		2006	2005	2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.71	$14.20	$12.62		$9.27	$10.00	$15.84	$14.29	$12.68		$9.27	$10.00	$15.65	$14.15	$12.64		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.06	0.12	0.09		0.11	0.01	0.10	0.17	0.14		0.14	0.02	0.07	0.14	0.12		0.12	0.02
Net realized and unrealized gain (loss) on total investments	1.40	2.19	2.46		3.28	(0.74)	1.41	2.20	2.48		3.29	(0.75)	1.39	2.19	2.45		3.29	(0.75)

Total gain (loss) from investment operations	1.46	2.31	2.55		3.39	(0.73)	1.51	2.37	2.62		3.43	(0.73)	1.46	2.33	2.57		3.41	(0.73)

Less distributions from:
Net investment income	(0.11)	(0.10)	(0.04)		(0.04)	—	(0.11)	(0.12)	(0.08)		(0.02)	—	(0.12)	(0.13)	(0.13)		(0.04)	—
Net realized gains	(1.33)	(0.70)	(0.93)		—	—	(1.33)	(0.70)	(0.93)		—	—	(1.33)	(0.70)	(0.93)		—	—

Total distributions	(1.44)	(0.80)	(0.97)		(0.04)	—	(1.44)	(0.82)	(1.01)		(0.02)	—	(1.45)	(0.83)	(1.06)		(0.04)	—

Net asset value, end of period	$15.73	$15.71	$14.20	(c)	$12.62	$9.27	$15.91	$15.84	$14.29	(c)	$12.68	$9.27	$15.66	$15.65	$14.15	(c)	$12.64	$9.27

TOTAL RETURN	9.90%	16.35%	20.53	%(c)	36.65%	(7.30)%	10.15%	16.69%	20.98	%(c)	37.12%	(7.30)%	9.97%	16.55%	20.70	%(c)	36.90%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$216,828	$170,413	$116,445		$29,036	$93	$115,273	$116,652	$45,429		$18,702	$93	$85,719	$71,400	$61,937		$28,139	$18,351
Ratio of expenses to average net assets before expense reimbursement	0.72%	0.48%	0.54%		0.95%	0.03%	0.43%	0.15%	0.20%		0.62%	0.01%	0.61%	0.32%	0.38%		0.78%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.69%	0.48%	0.48%		0.47%	0.03%	0.41%	0.15%	0.14%		0.14%	0.01%	0.61%	0.30%	0.30%		0.30%	0.02%
Ratio of net investment income to average net assets	0.39%	0.78%	0.68%		0.89%	0.15%	0.66%	1.11%	1.03%		1.25%	0.17%	0.48%	0.97%	0.87%		1.10%	0.16%
Portfolio turnover rate	264%	273%	295%		328%	15%	264%	273%	295%		328%	15%	264%	273%	295%		328%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Growth Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$11.47	$10.56	$11.60	$9.29	$10.00	$11.33	$10.48	$11.63	$9.29	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.10	0.12	0.05	0.07	0.01	0.13	0.12	0.11	0.11	0.01
Net realized and unrealized gain (loss) on total investments	0.53	1.04	0.82	2.27	(0.72)	0.54	1.07	0.80	2.27	(0.72)

Total gain (loss) from investment operations	0.63	1.16	0.87	2.34	(0.71)	0.67	1.19	0.91	2.38	(0.71)

Less distributions from:
Net investment income	(0.12)	(0.06)	(0.06)	(0.03)	—	(0.09)	(0.15)	(0.21)	(0.04)	—
Net realized gains	(0.07)	(0.19)	(1.85)	—	—	(0.07)	(0.19)	(1.85)	—	—

Total distributions	(0.19)	(0.25)	(1.91)	(0.03)	—	(0.16)	(0.34)	(2.06)	(0.04)	—

Net asset value, end of period	$11.91	$11.47	$10.56	$11.60	$9.29	$11.84	$11.33	$10.48	$11.63	$9.29

TOTAL RETURN	5.53%	11.04%	7.03%	25.21%	(7.10)%	5.94%	11.41%	7.35%	25.68%	(7.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$42,719	$22,402	$18,405	$200	$93	$552,918	$464,761	$35,800	$34,647	$60,298
Ratio of expenses to average net assets before expense reimbursement	0.43%	0.43%	0.52%	0.46%	0.03%	0.08%	0.08%	0.11%	0.13%	0.01%
Ratio of expenses to average net assets after expense waiver reimbursement	0.36%	0.43%	0.42%	0.41%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.86%	1.04%	0.46%	0.68%	0.10%	1.14%	1.08%	0.97%	1.02%	0.12%
Portfolio turnover rate	40%	61%	19%	19%	0%	40%	61%	19%	19%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30,					For the Period September 4, 2002 (commencement of operations) to September 30,
	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003	2002 (b)	2006	2005	2004	2003	2002 (b)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.52	$13.07	$11.38	$9.26	$10.00	$14.50	$13.05	$11.41	$9.26	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.32	0.29	0.25	0.23	0.01	0.36	0.34	0.29	0.26	0.01
Net realized and unrealized gain (loss) on total investments	1.68	1.79	1.98	1.96	(0.75)	1.68	1.77	1.99	1.97	(0.75)

Total gain (loss) from investment operations	2.00	2.08	2.23	2.19	(0.74)	2.04	2.11	2.28	2.23	(0.74)

Less distributions from:
Net investment income	(0.11)	(0.24)	(0.21)	(0.07)	—	(0.29)	(0.27)	(0.31)	(0.08)	—
Net realized gains	(0.32)	(0.39)	(0.33)	—	—	(0.32)	(0.39)	(0.33)	—	—

Total distributions	(0.43)	(0.63)	(0.54)	(0.07)	—	(0.61)	(0.66)	(0.64)	(0.08)	—

Net asset value, end of period	$16.09	$14.52	$13.07	$11.38	$9.26	$15.93	$14.50	$13.05	$11.41	$9.26

TOTAL RETURN	14.14%	16.18%	19.82%	23.77%	(7.40)%	14.54%	16.50%	20.25%	24.20%	(7.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$37,069	$778	$200	$161	$93	$518,223	$433,383	$142,252	$89,164	$55,488
Ratio of expenses to average net assets before expense reimbursement	0.51%	0.44%	0.97%	0.48%	0.03%	0.08%	0.08%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.35%	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	2.10%	2.07%	1.99%	2.17%	0.12%	2.45%	2.42%	2.34%	2.49%	0.15%
Portfolio turnover rate	49%	65%	44%	63%	0%	49%	65%	44%	63%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Equity Index Fund

	Institutional Class							Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30,							For the Period March 31, 2006 (commencement of operations) to September 30,

			For the Years Ended September 30,

	2006 (b)		2006	2005	2004	2003	2002	2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$9.97	$8.85	$8.07	$6.48	$8.06	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.07		0.17	0.18	0.15	0.13	0.11	0.08
Net realized and unrealized gain (loss) on total investments	0.17		0.78	1.09	0.99	1.53	(1.63)	0.17

Total gain (loss) from investment operations	0.24		0.95	1.27	1.14	1.66	(1.52)	0.25

Less distributions from:
Net investment income	—		(0.17)	(0.15)	(0.29)	(0.05)	(0.06)	—
Net realized gains	—		(0.66)	—	(0.07)	(0.02)	—	—

Total distributions	—		(0.83)	(0.15)	(0.36)	(0.07)	(0.06)	—

Net asset value, end of period	$10.24		$10.09	$9.97	$8.85	$8.07	$6.48	$10.25

TOTAL RETURN	2.40%		10.08%	14.40%	14.17%	25.79%	(19.04)%	2.50%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,909		$633,027	$606,341	$766,707	$1,355,731	$419,771	$7,115
Ratio of expenses to average net assets before expense waiver and reimbursement	4.07	%(c)	0.08%	0.09%	0.08%	0.09%	0.27%	1.49	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.34	%(c)	0.08%	0.09%	0.08%	0.08%	0.17%	0.24	%(c)
Ratio of net investment income to average net assets	1.39	%(c)	1.74%	1.94%	1.67%	1.71%	1.41%	1.53	%(c)
Portfolio turnover rate	32%		32%	24%	26%	5%	14%	32%

(a)	Based on average shares outstanding.

(b)	The percentages shown for the period are annualized.

(c)	The percentages shown for the period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	S&P 500 Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30,					For the Period September 4, 2002 (commencement of operations) to September 30,

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003	2002 (b)	2006	2005	2004	2003	2002 (b)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.08	$12.95	$11.48	$9.32	$10.00	$14.08	$12.92	$11.52	$9.32	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.23	0.22	0.17	0.14	0.01	0.27	0.26	0.21	0.18	0.01
Net realized and unrealized gain (loss) on total investments	1.22	1.29	1.36	2.07	(0.69)	1.22	1.31	1.36	2.07	(0.69)

Total gain (loss) from investment operations	1.45	1.51	1.53	2.21	(0.68)	1.49	1.57	1.57	2.25	(0.68)

Less distributions from:
Net investment income	(0.21)	(0.18)	(0.06)	(0.05)	—	(0.18)	(0.21)	(0.17)	(0.05)	—
Net realized gains	(0.03)	(0.20)	—	—	—	(0.03)	(0.20)	—	—	—

Total distributions	(0.24)	(0.38)	(0.06)	(0.05)	—	(0.21)	(0.41)	(0.17)	(0.05)	—

Net asset value, end of period	$15.29	$14.08	$12.95	$11.48	$9.32	$15.36	$14.08	$12.92	$11.52	$9.32

TOTAL RETURN	10.39%	11.69%	13.29%	23.77%	(6.80)%	10.70%	12.20%	13.63%	24.23%	(6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$149,408	$98,508	$54,914	$12,860	$93	$783,876	$526,899	$167,621	$77,569	$41,867
Ratio of expenses to average net assets before expense reimbursement	0.37%	0.44%	0.48%	0.51%	0.03%	0.07%	0.08%	0.11%	0.17%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.37%	0.44%	0.44%	0.43%	0.03%	0.07%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.56%	1.65%	1.31%	1.27%	0.11%	1.86%	1.92%	1.68%	1.68%	0.13%
Portfolio turnover rate	25%	38%	21%	20%	0%	25%	38%	21%	20%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Index Fund

	Retirement Class						Institutional Class

						For the Period September 4, 2002 (commencement of operations) to September 30,						For the Period September 4, 2002 (commencement of operations) to September 30,
	For the Years Ended September 30,						For the Years Ended September 30,

	2006	2005	2004	2003		2002 (b)	2006	2005	2004	2003		2002 (b)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.29	$12.83	$12.91	$9.35		$10.00	$14.36	$12.85	$12.94	$9.35		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.08	0.03	0.01	0.01		0.01	0.12	0.07	0.06	0.04		0.01
Net realized and unrealized gain (loss) on total investments	0.85	2.79	1.68	3.55		(0.66)	0.85	2.81	1.67	3.57		(0.66)

Total gain (loss) from investment operations	0.93	2.82	1.69	3.56		(0.65)	0.97	2.88	1.73	3.61		(0.65)

Less distributions from:
Net investment income	(0.02)	(0.05)	(0.01)	(0.00	)(c)	—	(0.08)	(0.06)	(0.06)	(0.02)		—
Net realized gains	(0.95)	(1.31)	(1.76)	(0.00	)(c)	—	(0.95)	(1.31)	(1.76)	(0.00	)(c)	—

Total distributions	(0.97)	(1.36)	(1.77)	(0.00	)(c)	—	(1.03)	(1.37)	(1.82)	(0.02)		—

Net asset value, end of period	$14.25	$14.29	$12.83	$12.91		$9.35	$14.30	$14.36	$12.85	$12.94		$9.35

TOTAL RETURN	6.60%	22.86%	13.15%	38.14%		(6.50)%	6.88%	23.36%	13.50%	38.64%		(6.50)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$10,121	$445	$344	$303		$94	$36,255	$29,431	$23,893	$21,450		$22,352
Ratio of expenses to average net assets before expense reimbursement	0.94%	0.45%	0.73%	0.48%		0.03%	0.41%	0.09%	0.11%	0.15%		0.01%
Ratio of expenses to average net assets after expense reimbursement	0.35%	0.45%	0.44%	0.41%		0.03%	0.08%	0.09%	0.08%	0.08%		0.01%
Ratio of net investment income to average net assets	0.54%	0.19%	0.10%	0.06%		0.05%	0.84%	0.55%	0.46%	0.38%		0.07%
Portfolio turnover rate	72%	42%	32%	35%		0%	72%	42%	32%	35%		0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	Amount represents less than $0.01 per share.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30,					For the Period September 4, 2002 (commencement of operations) to September 30,

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003	2002 (b)	2006	2005	2004	2003	2002 (b)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.52	$14.20	$11.80	$9.30	$10.00	$16.55	$14.23	$11.83	$9.30	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.28	0.28	0.24	0.21	0.01	0.33	0.33	0.29	0.25	0.01
Net realized and unrealized gain (loss) on total investments	1.49	3.25	2.65	2.36	(0.71)	1.47	3.24	2.66	2.36	(0.71)

Total gain (loss) from investment operations	1.77	3.53	2.89	2.57	(0.70)	1.80	3.57	2.95	2.61	(0.70)

Less distributions from:
Net investment income	(0.05)	(0.26)	(0.20)	(0.07)	—	(0.31)	(0.30)	(0.26)	(0.08)	—
Net realized gains	(1.84)	(0.95)	(0.29)	—	—	(1.84)	(0.95)	(0.29)	—	—

Total distributions	(1.89)	(1.21)	(0.49)	(0.07)	—	(2.15)	(1.25)	(0.55)	(0.08)	—

Net asset value, end of period	$16.40	$16.52	$14.20	$11.80	$9.30	$16.20	$16.55	$14.23	$11.83	$9.30

TOTAL RETURN	11.77%	25.80%	24.92%	27.78%	(7.00)%	12.10%	26.14%	25.36%	28.21%	(7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$20,433	$289	$200	$308	$93	$59,187	$47,420	$37,010	$29,797	$22,239
Ratio of expenses to average net assets before expense reimbursement	0.71%	0.44%	1.00%	0.48%	0.03%	0.29%	0.08%	0.09%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.35%	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.79%	1.81%	1.81%	2.04%	0.12%	2.11%	2.17%	2.16%	2.38%	0.14%
Portfolio turnover rate	76%	43%	23%	24%	0%	76%	43%	23%	24%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Blend Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.90	$14.35	$12.33	$9.38	$10.00	$16.85	$14.34	$12.36	$9.39	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.20	0.18	0.16	0.13	0.01	0.25	0.23	0.20	0.16	0.01
Net realized and unrealized gain (loss) on total investments	1.27	3.27	2.28	2.86	(0.63)	1.26	3.26	2.29	2.86	(0.62)

Total gain (loss) from investment operations	1.47	3.45	2.44	2.99	(0.62)	1.51	3.49	2.49	3.02	(0.61)

Less distributions from:
Net investment income	(0.10)	(0.13)	(0.08)	(0.04)	—	(0.22)	(0.21)	(0.17)	(0.05)	—
Net realized gains	(0.92)	(0.77)	(0.34)	—	—	(0.92)	(0.77)	(0.34)	—	—

Total distributions	(1.02)	(0.90)	(0.42)	(0.04)	—	(1.14)	(0.98)	(0.51)	(0.05)	—

Net asset value, end of period	$17.35	$16.90	$14.35	$12.33	$9.38	$17.22	$16.85	$14.34	$12.36	$9.39

TOTAL RETURN	9.03%	24.62%	19.94%	32.02%	(6.20)%	9.34%	25.01%	20.39%	32.31%	(6.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$29,584	$6,338	$563	$254	$94	$79,185	$64,696	$49,707	$39,469	$25,249
Ratio of expenses to average net assets before expense reimbursement	0.59%	0.44%	0.66%	0.53%	0.03%	0.27%	0.08%	0.10%	0.20%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.36%	0.44%	0.44%	0.41%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.17%	1.15%	1.13%	1.19%	0.09%	1.48%	1.48%	1.47%	1.52%	0.11%
Portfolio turnover rate	69%	40%	19%	35%	0%	69%	40%	19%	35%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Growth Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.31	$14.54	$13.13	$9.32	$10.00	$14.56	$13.91	$13.16	$9.32	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.02	0.03	0.01	0.04	0.01	0.06	0.07	0.06	0.07	0.01
Net realized and unrealized gain (loss) on total investments	0.91	2.52	2.17	3.79	(0.69)	0.74	2.36	1.51	3.80	(0.69)

Total gain (loss) from investment operations	0.93	2.55	2.18	3.83	(0.68)	0.80	2.43	1.57	3.87	(0.68)

Less distributions from:
Net investment income	(0.02)	(0.04)	(0.03)	(0.02)	—	(0.06)	(0.04)	(0.08)	(0.03)	—
Net realized gains	(0.88)	(1.74)	(0.74)	—	—	(0.88)	(1.74)	(0.74)	—	—

Total distributions	(0.90)	(1.78)	(0.77)	(0.02)	—	(0.94)	(1.78)	(0.82)	(0.03)	—

Net asset value, end of period	$15.34	$15.31	$14.54	$13.13	$9.32	$14.42	$14.56	$13.91	$13.16	$9.32

TOTAL RETURN	6.13%	17.67%	16.86%	41.11%	(6.80)%	5.66%	17.73%	11.84%	41.59%	(6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$17,974	$1,652	$279	$177	$93	$80,122	$76,610	$65,446	$60,470	$45,572
Ratio of expenses to average net assets before expense reimbursement	0.62%	0.45%	0.67%	0.48%	0.03%	0.22%	0.10%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.35%	0.45%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.15%	0.18%	0.04%	0.32%	0.09%	0.43%	0.49%	0.41%	0.66%	0.11%
Portfolio turnover rate	102%	70%	45%	52%	0%	102%	70%	45%	52%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Value Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.45	$14.00	$12.11	$9.30	$10.00	$14.36	$14.03	$12.14	$9.30	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.22	0.20	0.18	0.17	0.02	0.25	0.25	0.23	0.20	0.02
Net realized and unrealized gain (loss) on total investments	1.57	2.17	2.80	2.70	(0.72)	1.54	2.15	2.81	2.71	(0.72)

Total gain (loss) from investment operations	1.79	2.37	2.98	2.87	(0.70)	1.79	2.40	3.04	2.91	(0.70)

Less distributions from:
Net investment income	(0.11)	(0.08)	(0.17)	(0.06)	—	(0.21)	(0.23)	(0.23)	(0.07)	—
Net realized gains	(1.49)	(1.84)	(0.92)	—	—	(1.49)	(1.84)	(0.92)	—	—

Total distributions	(1.60)	(1.92)	(1.09)	(0.06)	—	(1.70)	(2.07)	(1.15)	(0.07)	—

Net asset value, end of period	$14.64	$14.45	$14.00	$12.11	$9.30	$14.45	$14.36	$14.03	$12.14	$9.30

TOTAL RETURN	13.58%	17.39%	25.18%	31.04%	(7.00)%	13.79%	17.62%	25.63%	31.49%	(7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$26,014	$1,933	$237	$135	$93	$79,190	$71,779	$63,358	$51,945	$40,819
Ratio of expenses to average net assets before expense reimbursement	0.64%	0.44%	0.91%	0.50%	0.03%	0.22%	0.08%	0.10%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.35%	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.58%	1.42%	1.32%	1.63%	0.20%	1.76%	1.80%	1.71%	1.96%	0.22%
Portfolio turnover rate	74%	60%	42%	56%	0%	74%	60%	42%	56%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Blend Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.65	$14.32	$12.59	$9.31	$10.00	$15.68	$14.33	$12.62	$9.31	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.13	0.13	0.10	0.11	0.01	0.17	0.18	0.15	0.14	0.02
Net realized and unrealized gain (loss) on total investments	1.27	2.33	2.19	3.21	(0.70)	1.26	2.32	2.19	3.22	(0.71)

Total gain (loss) from investment operations	1.40	2.46	2.29	3.32	(0.69)	1.43	2.50	2.34	3.36	(0.69)

Less distributions from:
Net investment income	(0.04)	(0.12)	(0.07)	(0.04)	—	(0.14)	(0.14)	(0.14)	(0.05)	—
Net realized gains	(1.43)	(1.01)	(0.49)	—	—	(1.43)	(1.01)	(0.49)	—	—

Total distributions	(1.47)	(1.13)	(0.56)	(0.04)	—	(1.57)	(1.15)	(0.63)	(0.05)	—

Net asset value, end of period	$15.58	$15.65	$14.32	$12.59	$9.31	$15.54	$15.68	$14.33	$12.62	$9.31

TOTAL RETURN	9.51%	17.43%	18.26%	35.76%	(6.90)%	9.80%	17.74%	18.66%	36.21%	(6.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$28,500	$409	$330	$157	$93	$181,852	$156,344	$129,263	$103,402	$38,997
Ratio of expenses to average net assets before expense reimbursement	0.58%	0.44%	0.77%	0.52%	0.03%	0.15%	0.08%	0.10%	0.19%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.34%	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.88%	0.86%	0.71%	0.98%	0.15%	1.10%	1.22%	1.08%	1.31%	0.17%
Portfolio turnover rate	71%	63%	24%	52%	0%	71%	63%	24%	52%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	International Equity Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.76	$13.67	$11.51	$9.21	$10.00	$16.64	$13.70	$11.54	$9.21	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.48	0.27	0.27	0.20	0.02	0.47	0.41	0.31	0.25	0.02
Net realized and unrealized gain (loss) on total investments	2.63	3.12	2.20	2.14	(0.81)	2.64	3.05	2.21	2.12	(0.81)

Total gain (loss) from investment operations	3.11	3.39	2.47	2.34	(0.79)	3.11	3.46	2.52	2.37	(0.79)

Less distributions from:
Net investment income	(0.08)	(0.11)	(0.26)	(0.04)	—	(0.27)	(0.33)	(0.31)	(0.04)	—
Net realized gains	(0.15)	(0.19)	(0.05)	—	—	(0.15)	(0.19)	(0.05)	—	—

Total distributions	(0.23)	(0.30)	(0.31)	(0.04)	—	(0.42)	(0.52)	(0.36)	(0.04)	—

Net asset value, end of period	$19.64	$16.76	$13.67	$11.51	$9.21	$19.33	$16.64	$13.70	$11.54	$9.21

TOTAL RETURN	18.72%	25.04%	21.68%	25.44%	(7.90)%	19.02%	25.63%	22.06%	25.87%	(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$82,537	$1,247	$789	$116	$92	$359,561	$237,853	$75,568	$64,563	$45,943
Ratio of expenses to average net assets before expense reimbursement	0.47%	0.50%	0.50%	0.65%	0.03%	0.17%	0.16%	0.15%	0.33%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.41%	0.50%	0.50%	0.47%	0.03%	0.15%	0.16%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets	2.56%	1.78%	2.02%	1.94%	0.22%	2.58%	2.67%	2.34%	2.51%	0.24%
Portfolio turnover rate	43%	32%	7%	9%	0%	43%	32%	7%	9%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Social Choice Equity Fund

	Retirement Class						Institutional Class				Retail Class

											For the Period March 31, 2006 (commencement of operations) to September 30, 2006
	For the Years Ended September 30,				For the Years Ended September 30,

	2006	2005	2004	2003 (c)	2006		2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.23	$9.08	$8.01	$6.41	$10.13		$8.96	$7.96	$6.41	$8.03	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.15	0.14	0.10	0.09	0.18		0.18	0.14	0.12	0.11	0.10
Net realized and unrealized gain (loss) on total investments	0.81	1.17	1.00	1.54	0.80		1.16	0.99	1.52	(1.64)	0.08

Total gain (loss) from investment operations	0.96	1.31	1.10	1.63	0.98		1.34	1.13	1.64	(1.53)	0.18

Less distributions from:
Net investment income	(0.11)	(0.12)	(0.03)	(0.03)	(0.14)		(0.13)	(0.13)	(0.09)	(0.09)	—
Net realized gains	—	(0.04)	—	—	(0.00	)(h)	(0.04)	—	—	—	—

Total distributions	(0.11)	(0.16)	(0.03)	(0.03)	(0.14)		(0.17)	(0.13)	(0.09)	(0.09)	—

Net asset value, end of period	$11.08	$10.23	$9.08	$8.01	$10.97		$10.13	$8.96	$7.96	$6.41	$10.18

TOTAL RETURN	9.45%	14.41%	13.78%	25.42%	9.77%		15.03%	14.23%	25.89%	(19.34)%	1.80%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$79,640	$50,855	$28,870	$8,936	$129,712		$114,491	$82,778	$50,790	$36,180	$21,019
Ratio of expenses to average net assets before expense waiver and reimbursement	0.50%	0.44%	0.52%	0.48%	0.19%		0.10%	0.10%	0.13%	0.81%	0.99	%(e)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.45%	0.44%	0.44%	0.43%	0.17%		0.10%	0.08%	0.08%	0.18%	0.40	%(e)
Ratio of net investment income to average net assets	1.41%	1.46%	1.15%	1.16%	1.69%		1.87%	1.54%	1.65%	1.34%	1.95	%(e)
Portfolio turnover rate	18%	17%	7%	28%	18%		17%	7%	28%	22%	18%

(a)	Based on average shares outstanding.

(c)	The Retirement Class commenced operations on October 1, 2002.

(e)	The percentages shown for this period are annualized.

(h)	Amount represents less than $0.01.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Real Estate Securities Fund

	Retirement Class						Institutional Class					Retail Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,						For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003			2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.66	$13.62	$12.40	$9.72	$10.00		$14.46	$13.50	$12.32	$9.72	$10.00	$14.35	$13.37	$12.22	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.31	0.48	0.50	0.57	0.05		0.34	0.52	0.53	0.59	0.05	0.31	0.47	0.49	0.52	0.05
Net realized and unrealized gain (loss) on total investments	2.76	2.53	2.49	2.39	(0.31)		2.69	2.47	2.48	2.37	(0.31)	2.70	2.48	2.45	2.39	(0.31)

Total gain (loss) from investment operations	3.07	3.01	2.99	2.96	(0.26)		3.03	2.99	3.01	2.96	(0.26)	3.01	2.95	2.94	2.91	(0.26)

Less distributions from:
Net investment income	(0.49)	(0.51)	(0.43)	(0.27)	(0.02)		(0.57)	(0.57)	(0.49)	(0.35)	(0.02)	(0.51)	(0.51)	(0.45)	(0.40)	(0.02)
Net realized gains	(1.58)	(1.46)	(1.34)	(0.01)	—		(1.58)	(1.46)	(1.34)	(0.01)	—	(1.58)	(1.46)	(1.34)	(0.01)	—

Total distributions	(2.07)	(1.97)	(1.77)	(0.28)	(0.02)		(2.15)	(2.03)	(1.83)	(0.36)	(0.02)	(2.09)	(1.97)	(1.79)	(0.41)	(0.02)

Net asset value, end of period	$15.66	$14.66	$13.62	$12.40	$9.72		$15.34	$14.46	$13.50	$12.32	$9.72	$15.27	$14.35	$13.37	$12.22	$9.72

TOTAL RETURN	23.45%	22.86%	25.81%	30.92%	(2.58	) %	23.57%	22.87%	26.30%	30.94%	(2.56)%	23.50%	22.89%	25.84%	30.66%	(2.59)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$197,157	$150,382	$69,980	$14,207	$97		$218,442	$240,806	$156,193	$99,389	$97	$189,084	$160,218	$107,695	$52,603	$19,246
Ratio of expenses to average net assets before expense reimbursement	0.71%	0.48%	0.50%	0.51%	0.03%		0.42%	0.17%	0.16%	0.18%	0.01%	0.62%	0.46%	0.50%	0.47%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.70%	0.48%	0.47%	0.48%	0.03%		0.42%	0.17%	0.15%	0.15%	0.01%	0.62%	0.46%	0.45%	0.45%	0.03%
Ratio of net investment income to average net assets	2.14%	3.36%	3.88%	4.81%	0.51%		2.40%	3.66%	4.12%	5.27%	0.53%	2.21%	3.37%	3.87%	4.80%	0.50%
Portfolio turnover rate	174%	244%	349%	317%	15%		174%	244%	349%	317%	15%	174%	244%	349%	317%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Managed Allocation Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.11		0.11		0.13
Net realized and unrealized gain (loss) on total investments	0.11		0.11		0.10

Total gain (loss) from investment operations	0.22		0.22		0.23

Less distributions from:
Net investment income	(0.09)		(0.11)		(0.07)
Net realized gains	—		—		—

Total distributions	(0.09)		(0.11)		(0.07)

Net asset value, end of period	$10.13		$10.11		$10.16

TOTAL RETURN	2.17	%(c)	2.25	%(c)	2.36	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$8,358		$2,046		$7,505
Ratio of expenses to average net assets before expense reimbursement	1.59	%(b)	1.50	%(b)	1.38	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.25	%(b)	0.00	%(b)	0.00	%(b)
Ratio of net investment income to average net assets	2.14	%(b)	2.26	%(b)	2.56	%(b)
Portfolio turnover rate	8%		8%		8%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Bond Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006							For the Period March 31, 2006 (commencement of operations) to September 30, 2006

			For the Years Ended September 30,

			2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.10	$10.29	$10.81	$10.72	$10.58	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.24		0.47	0.42	0.41	0.44	0.52	0.23
Net realized and unrealized gain (loss) on total investments	0.11		(0.13)	(0.14)	(0.06)	0.17	0.33	0.11

Total gain (loss) from investment operations	0.35		0.34	0.28	0.35	0.61	0.85	0.34

Less distributions from:
Net investment income	(0.22)		(0.47)	(0.42)	(0.42)	(0.44)	(0.52)	(0.23)
Net realized gains	—		—	(0.04)	(0.45)	(0.08)	(0.19)	—
Return of capital	—		—	(0.01)	—	—	—	—

Total distributions	(0.22)		(0.47)	(0.47)	(0.87)	(0.52)	(0.71)	(0.23)

Net asset value, end of period	$10.13		$9.97	$10.10	$10.29	$10.81	$10.72	$10.11

TOTAL RETURN	3.52	%(b)	3.46%	2.86%	3.46%	5.84%	8.52%	3.42	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,270		$1,709,874	$1,455,931	$931,386	$1,429,288	$1,170,560	$1,006
Ratio of expenses to average net assets before expense waiver and reimbursement	7.70	%(c)	0.25%	0.14%	0.14%	0.14%	0.24%	7.52	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.55	%(c)	0.25%	0.14%	0.14%	0.14%	0.19%	0.60	%(c)
Ratio of net investment income to average net assets	4.69	%(c)	4.71%	4.10%	3.94%	4.08%	5.16%	4.63	%(c)
Portfolio turnover rate	183%		183%	274%	90%	169%	181%	183%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annnualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds

	Bond Plus Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.25		0.26		0.25
Net realized and unrealized gain (loss) on total investments	0.10		0.10		0.10

Total gain (loss) from investment operations	0.35		0.36		0.35

Less distributions from:
Net investment income	(0.23)		(0.26)		(0.23)
Net realized gains	—		—		—

Total distributions	(0.23)		(0.26)		(0.23)

Net asset value, end of period	$10.12		$10.10		$10.12

TOTAL RETURN	3.54	%(c)	3.62	%(c)	3.55	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,474		$57,393		$2,581
Ratio of expenses to average net assets before expense reimbursement	4.86	%(b)	0.62	%(b)	3.73	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.55	%(b)	0.35	%(b)	0.50	%(b)
Ratio of net investment income to average net assets	5.03	%(b)	5.15	%(b)	5.06	%(b)
Portfolio turnover rate	92%		92%		92%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

140 |	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

continued

	Short-Term Bond Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.24		0.24		0.24
Net realized and unrealized gain (loss) on total investments	0.03		0.04		0.03

Total gain (loss) from investment operations	0.27		0.28		0.27

Less distributions from:
Net investment income	(0.21)		(0.24)		(0.22)
Net realized gains	—		—		—

Total distributions	(0.21)		(0.24)		(0.22)

Net asset value, end of period	$10.06		$10.04		$10.05

TOTAL RETURN	2.75	%(c)	2.83	%(c)	2.75	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,473		$56,867		$3,331
Ratio of expenses to average net assets before expense reimbursement	4.50	%(b)	0.55	%(b)	2.88	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.50	%(b)	0.30	%(b)	0.45	%(b)
Ratio of net investment income to average net assets	4.76	%(b)	4.87	%(b)	4.82	%(b)
Portfolio turnover rate	83%		83%		83%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds

	High-Yield Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.36		0.35		0.35
Net realized and unrealized gain (loss) on total investments	(0.12)		(0.08)		(0.09)

Total gain (loss) from investment operations	0.24		0.27		0.26

Less distributions from:
Net investment income	(0.32)		(0.35)		(0.32)
Net realized gains	—		—		—

Total distributions	(0.32)		(0.35)		(0.32)

Net asset value, end of period	$9.92		$9.92		$9.94

TOTAL RETURN	2.51	%(c)	2.82	%(c)	2.72	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$6,620		$53,478		$2,819
Ratio of expenses to average net assets before expense reimbursement	5.28	%(b)	0.67	%(b)	3.56	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.60	%(b)	0.40	%(b)	0.55	%(b)
Ratio of net investment income to average net assets	7.19	%(b)	7.16	%(b)	7.13	%(b)
Portfolio turnover rate	26%		26%		26%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

142 |	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

continued

	Tax-Exempt Bond Fund II

	Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.19		0.19
Net realized and unrealized gain (loss) on total investments	0.19		0.18

Total gain (loss) from investment operations	0.38		0.37

Less distributions from:
Net investment income	(0.19)		(0.17)
Net realized gains	—		—

Total distributions	(0.19)		(0.17)

Net asset value, end of period	$10.19		$10.20

TOTAL RETURN	3.85	%(c)	3.77	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$51,414		$4,302
Ratio of expenses to average net assets before expense reimbursement	0.63	%(b)	2.93	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.35	%(b)	0.50	%(b)
Ratio of net investment income to average net assets	3.79	%(b)	3.77	%(b)
Portfolio turnover rate	73%		73%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Inflation-Linked Bond Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
			For the Years Ended September 30,					For the Years Ended September 30,

			2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.69	$10.75	$10.51	$10.12	$10.00	$10.54	$10.63	$10.39	$10.12	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.31		0.56	0.43	0.45	0.37	0.02	0.54	0.43	0.49	0.40	0.02
Net realized and unrealized gain (loss) on total investments	0.09		(0.39)	0.12	0.30	0.31	0.12	(0.39)	0.11	0.24	0.26	0.12

Total gain (loss) from investment operations	0.40		0.17	0.55	0.75	0.68	0.14	0.15	0.54	0.73	0.66	0.14

Less distributions from:
Net investment income	(0.21)		(0.57)	(0.46)	(0.42)	(0.29)	(0.02)	(0.55)	(0.48)	(0.40)	(0.39)	(0.02)
Net realized gains	—		(0.21)	(0.15)	(0.09)	—	—	(0.21)	(0.15)	(0.09)	—	—

Total distributions	(0.21)		(0.78)	(0.61)	(0.51)	(0.29)	(0.02)	(0.76)	(0.63)	(0.49)	(0.39)	(0.02)

Net asset value, end of period	$10.19		$10.08	$10.69	$10.75	$10.51	$10.12	$9.93	$10.54	$10.63	$10.39	$10.12

TOTAL RETURN	4.04	%(b)	1.70%	5.19%	7.36%	6.82%	1.37%	1.53%	5.14%	7.20%	6.64%	1.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$5,661		$363,157	$325,636	$382,305	$223,138	$101	$59,388	$70,277	$95,536	$20,193	$22,172
Ratio of expenses to average net assets before expense reimbursement	2.44	%(d)	0.28%	0.14%	0.15%	0.15%	0.01%	0.47%	0.30%	0.33%	0.31%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.55	%(d)	0.28%	0.14%	0.14%	0.14%	0.01%	0.43%	0.30%	0.30%	0.30%	0.02%
Ratio of net investment income to average net assets	6.08	%(d)	5.46%	3.97%	4.27%	3.56%	0.23%	5.32%	4.04%	4.67%	3.93%	0.22%
Portfolio turnover rate	83%		83%	239%	151%	210%	0%	83%	239%	151%	210%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(d)	The percentages shown for this period are annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	concluded

	Money Market Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006							For the Period March 31, 2006 (commencement of operations) to September 30, 2006

			For the Years Ended September 30,

			2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Gain from investment operations:
Net investment income (a)	0.03		0.05	0.03	0.01	0.01	0.02	0.03
Net realized and unrealized gain (loss) on total investments	—		—	—	—	—	—	—

Total gain from investment operations	0.03		0.05	0.03	0.01	0.01	0.02	0.03

Less distributions from:
Net investment income	(0.03)		(0.05)	(0.03)	(0.01)	(0.01)	(0.02)	(0.03)
Net realized gain	—		—	—	—	—	—	—

Total distributions	(0.03)		(0.05)	(0.03)	(0.01)	(0.01)	(0.02)	(0.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	2.45	%(b)	4.70%	2.68%	1.10%	1.27%	1.89%	2.53	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$43,804		$272,119	$200,545	$179,775	$175,247	$188,394	$127,318
Ratio of expenses to average net assets before expense waiver and reimbursement	0.71	%(c)	0.14%	0.09%	0.09%	0.10%	0.28%	0.25	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35	%(c)	0.13%	0.09%	0.09%	0.09%	0.16%	0.25	%(c)
Ratio of net investment income to average net assets	5.07	%(c)	4.65%	2.65%	1.10%	1.27%	1.71%	5.16	%(c)

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

146 |	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	| 147

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For more information about
TIAA-CREF Institutional Mutual Funds

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information (“SAI”). The SAI contains more information about all aspects of the Funds. A current SAI has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated in this prospectus by reference.

Annual and Semiannual Reports. The Funds’ annual and semiannual reports provide additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the preceding fiscal year.

Requesting documents. You can request a copy of the SAI or these reports without charge, or contact us for any other purpose, in any of the following ways:

By telephone:
Call 800 897-9069

In writing:
TIAA-CREF Institutional Mutual Funds
P.O. Box 4674
New York, NY 10164

Over the Internet:
www.tiaa-cref.org/mfs

Information about TIAA-CREF Institutional Mutual Funds (including the SAI) can be reviewed and copied at the SEC’s public reference room (202 942-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

To lower costs and eliminate duplicate documents sent to your home, we will mail only one copy of the TIAA-CREF Institutional Mutual Funds prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free or write to us as follows:

By telephone:
Call 800 478-2966

In writing:
TIAA-CREF Institutional Mutual Funds
P.O. Box 4674
New York, NY 10164

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

811-9301

PROSPECTUS

FEBRUARY 1, 2007

TIAA-CREF
INSTITUTIONAL MUTUAL FUNDS
Retirement Class

•	Growth & Income Fund	•	Small-Cap Growth Index Fund

•	International Equity Fund	•	Small-Cap Value Index Fund

•	Large-Cap Growth Fund	•	Small-Cap Blend Index Fund

•	Large-Cap Value Fund	•	International Equity Index Fund

•	Mid-Cap Growth Fund	•	Social Choice Equity Fund

•	Mid-Cap Value Fund	•	Real Estate Securities Fund

•	Small-Cap Equity Fund	•	Managed Allocation Fund II

•	Large-Cap Growth Index Fund	•	Bond Fund

•	Large-Cap Value Index Fund	•	Bond Plus Fund II

•	Equity Index Fund	•	Short-Term Bond Fund II

•	S&P 500 Index Fund	•	High-Yield Fund II

•	Mid-Cap Growth Index Fund	•	Inflation-Linked Bond Fund

•	Mid-Cap Value Index Fund	•	Money Market Fund

•	Mid-Cap Blend Index Fund

This prospectus describes the Retirement Class shares offered by twenty-seven investment portfolios of the TIAA-CREF Institutional Mutual Funds, or “Funds.”

An investment in TIAA-CREF Institutional Mutual Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds, or the Funds could perform more poorly than other investments.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information	3	Past Performance	33

Overview of the Funds	3	Fees and Expenses	44

General Information About the Funds	4	Investment Objectives, Strategies
		and Risks	47
The Equity Funds	5
		Investment Management Styles	47
Risks of Investing in the
Equity Funds	5	More About Benchmarks and
		Other Indices	47
Active Equity Funds	7
		Additional Investment Strategies	52
Growth & Income Fund	7
International Equity Fund	8	Equity Funds	52
Large-Cap Growth Fund	9	The Real Estate Securities Fund	53
Large-Cap Value Fund	10	The Fixed-Income Funds	53
Mid-Cap Growth Fund	11	The Money Market Fund	53
Mid-Cap Value Fund	12
Small-Cap Equity Fund	13	Portfolio Holdings	53

Index Funds	13	Portfolio Turnover	53

Large-Cap Growth Index Fund	14	Share Classes	54
Large-Cap Value Index Fund	15
Equity Index Fund	15	Management of the Funds	55
S&P 500 Index Fund	15
Mid-Cap Growth Index Fund	15	The Funds’ Investment Adviser	55
Mid-Cap Value Index Fund	16	Portfolio Management Teams	58
Mid-Cap Blend Index Fund	16	Other Services	68
Small-Cap Growth Index Fund	16
Small-Cap Value Index Fund	16	Distribution Arrangements	68
Small-Cap Blend Index Fund	17
International Equity Index Fund	17	Calculating Share Price	68

Specialty Equity Fund	17	Dividends and Distributions	71

Social Choice Equity Fund	18	Taxes	72

Real Estate Securities Fund	20	Your Account: Buying, Selling
		or Exchanging Shares	72
Balanced Fund	21
		Retirement Class Shares	72
Managed Allocation Fund II	21	How to Purchase Shares	72
		How to Exchange Shares	74
Fixed-Income Funds	24	How to Redeem Shares	75
		Other Investor Information	76
Risks of Investing in the		Market Timing/Excessive Trading
Fixed-Income Funds	24	Policy	76

Bond Fund	25	Electronic Prospectuses	77
Bond Plus Fund II	27
Short-Term Bond Fund II	28	Glossary	78
High-Yield Fund II	29
Inflation-Linked Bond Fund	31	Financial Highlights	79

Money Market Fund	32

Money Market Fund	32

SUMMARY INFORMATION
OVERVIEW OF THE FUNDS

     The twenty-seven Funds of the TIAA-CREF Institutional Mutual Funds offered in this Prospectus are divided into five general types:

•	Nineteen Equity Funds that invest primarily in equity securities. The Equity Funds consist of three subcategories of Equity Funds reflecting different investment management techniques. They are:

Active Equity Funds:

Growth & Income Fund

International Equity Fund

Large-Cap Growth Fund

Large-Cap Value Fund

Mid-Cap Growth Fund

Mid-Cap Value Fund

Small-Cap Equity Fund

Index Funds:

Large-Cap Growth Index Fund

Large-Cap Value Index Fund

Equity Index Fund

S&P 500 Index Fund

Mid-Cap Growth Index Fund

Mid-Cap Value Index Fund

Mid-Cap Blend Index Fund

Small-Cap Growth Index Fund

Small-Cap Value Index Fund

Small-Cap Blend Index Fund

International Equity Index Fund

Specialty Equity Fund:

Social Choice Equity Fund

The Real Estate Securities Fund, which invests primarily in equity and fixed- income securities of companies principally engaged in or related to the real estate industry.

A Balanced Fund that invests primarily in other mutual funds through a “fund of funds” approach:

Managed Allocation Fund II

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 3

Five Fixed-Income Funds, which invest primarily in fixed-income securities:

Bond Fund

Bond Plus Fund II

Short-Term Bond Fund II

High-Yield Fund II

Inflation-Linked Bond Fund

The Money Market Fund, which invests primarily in high-quality, short-term money market instruments.

General Information About the Funds

     This Prospectus describes twenty-seven Funds of the TIAA-CREF Institutional Mutual Funds which offer Retirement Class Shares. Each Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and attendant risks. An investor should consider each Fund separately to determine if it is an appropriate investment. The investment objective of each Fund, the investment strategies by which it seeks its objective, and its non-fundamental investment restrictions, may be changed by the Board of Trustees of the TIAA-CREF Institutional Mutual Funds (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

     The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. We will notify you before we make such a change.

     As noted in the investment strategy descriptions below, most of the Funds have a policy of investing at least 80% of their assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by their names. The term “equity securities” means an ownership interest, or the right to acquire an ownership interest, in an issuer. For purposes of the 80% policy of the Funds, the term includes common stocks, preferred stocks, convertible securities, warrants, and other securities which, by their terms, are convertible to common stock. Shareholders will receive at least 60 days’ prior notice before changes are made to this policy.

     Each Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

     The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.

     No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program.

4 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

The Equity Funds

     This prospectus includes nineteen Funds that invest primarily in equity securities. There are three subcategories of Equity Funds: Active Equity Funds, Index Funds and Specialty Equity Funds.

     Risks of Investing in the Equity Funds

     In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the Funds that hold equity securities may decrease. There is no guarantee that a Fund will meet its investment objective.

     An investment in an Equity Fund, or any Fund’s equity investments, will be subject to the following principal investment risks described below:

  Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that a Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. This is known as market risk. Equity markets tend to be cyclical, with periodswhen prices generally rise and periods when prices generally decline. Foreignequity markets tend to reflect local economic and financial conditions and,therefore, trends often vary from country to country and region to region.
  Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

     The Funds that make foreign investments, particularly the International Equity and International Equity Index Funds, are subject to:

  Foreign Investment Risk—The risk of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 5

     The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

     The Funds that are managed according to a growth or value investment style are subject to:

  Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Funds, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a Fund’s growth investing or value investing style falls out of favor with investors for a period of time.

     The Funds that are managed according to a growth investment style are subject to:

    Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

     The Funds that are managed according to a value investment style are subject to:

    Value Investing Risk—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired.

     The Index Funds are subject to:

  Index Risk. This is the risk that a Fund’s performance will not match its index for any period of time. Although each Index Fund attempts to closely track the investment performance of its respective index, an Index Fund may not duplicate the exact composition of its index. In addition, unlike a Fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, none of the Index Funds can guarantee that its performance will match its index for any period of time.

6 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

     The Funds that invest in mid- and small-cap securities, particularly the Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Mid-Cap Growth Index, Mid-Cap Value Index, Mid-Cap Blend Index, Small-Cap Growth Index, Small-Cap Value Index and Small-Cap Blend Index Funds, as well as the Managed Allocation Fund II, are subject to:

  Small-Cap/Mid-Cap Risk—Securities of small and mid-sized companies may experience steeper fluctuations in price than the securities of larger companies. They may also have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities.

     No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

Active Equity Funds

     Growth & Income Fund

     Investment Objective: The Fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in (1) income-producing equity securities or (2) other securities defined by its benchmark index, the Standard & Poor’s 500 (“S&P 500®”) Index. We seek to construct a portfolio whose weighted average market capitalization is similar to the Fund’s benchmark index. The Fund focuses on equity securities of larger, well-established, mature growth companies that we believe are attractively valued, show the potential to appreciate faster than the rest of the market, and offer a growing stream of dividend income. Mainly, we look for companies that are leaders in their respective industries, with sustainable competitive advantages. We also look for companies with management teams that are dedicated to creating shareholder value. The Fund also may invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign investments when we believe these companies offer more attractive investment opportunities. By investing in a combination of equity securities that provide opportunity for capital appreciation and dividend income, the Fund seeks to produce total returns that are in line or above that of the S&P 500® Index. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the S&P 500® Index. These quantitative techniques, when employed, help the portfolio management team control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested at all times.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 7

     Special Investment Risks: The Fund is subject to market risk, company risk, and modest foreign investment risk. There are also special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. In addition, by focusing on the securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and these companies may grow more slowly than the economy as a whole or not at all. As with any mutual fund, you can lose money by investing in this Fund.

     Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income but who also can accept the risk of market fluctuations and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

     International Equity Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of foreign issuers. The Fund has a policy of maintaining investments of equity securities of foreign issuers located in at least three countries other than the United States. The active managers select individual stocks, and let the Fund’s country and regional asset allocations evolve from their stock selection. We do, however, regularly manage the Fund’s sector and country exposure against the Fund’s benchmark index, the Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE® Index”), in order to control risk. The Fund may invest in emerging markets to varying degrees, depending on the prevalence of stock specific opportunities. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies.

     The Fund looks for companies of all sizes with:

  sustainable earnings growth;
  focused management with successful track records;
  unique and easy-to-understand franchises (brands);
  stock prices that do not fully reflect the stock’s potential value, based on current earnings; assets, and long-term growth prospects; and
  consistent generation of free cash flow.

     The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative investment technique, when used, helps the portfolio management team control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction.

8 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

Quantitative investment techniques may also be utilized to help the Fund remain fully invested at all times.

     Special Investment Risks: The Fund is subject to substantial foreign investment risk and above-average market risk and company risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The stock prices of smaller, lesser-known companies may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this Fund.

     Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties in interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

     The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

     Who May Want to Invest: The Fund may be appropriate for investors who seek high long-term total returns, understand the advantages of diversification across international markets, who are willing to tolerate the greater risks of foreign investments and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

     Large-Cap Growth Fund

     Investment Objective: The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in large-cap equity securities that present the opportunity for growth. For purposes of the Fund’s 80% investment policy, “large-cap” securities are securities of issuers included in the Russell 1000® Index at the time of purchase. (Russell 1000® is a trademark and service mark of the Frank Russell Company.) Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 9

The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The Fund may invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. The Fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark, the Russell 1000® Growth Index. This quantitative technique, when used, helps the portfolio management team control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

     Special Investment Risks: The Fund is subject to market risk, company risk, style risk and foreign investment risk. It is also subject to special risks of growth investing. In addition, by focusing on the securities of larger companies, the Fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Further, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Fund’s performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

     Who May Want to Invest: The Fund may be appropriate for investors who want a favorable long-term total return through capital appreciation but are willing to tolerate fluctuations in value and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

     Large-Cap Value Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of large domestic companies, as defined by the Fund’s benchmark index (the Russell 1000® Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

     The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

  analyses of historical valuations of the same security;
  valuations of comparable securities in the same sector or the overall market;

10 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

  various financial ratios such as stock price-to-book value, stock price-to- earnings, and dividend yield; and
  free cash flow generated by the company.

     The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio management team control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

     Special Investment Risks: The Fund is subject to market risk, company risk and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk and the risks of value investing. As with any mutual fund, you can lose money by investing in this Fund.

     Who May Want to Invest: The Fund may be appropriate for investors who are looking for long-term total return through capital appreciation using a value investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

     Mid-Cap Growth Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Growth Index), that present the opportunity for growth.

     The Fund seeks equity securities of companies believed to have prospects for strong earnings or sales growth. The Fund invests in equity securities of companies that are in new and emerging areas of the economy, that have distinctive products or services, and that are growing faster than the overall equity market. The Fund may also invest in companies that we believe to be undervalued based on current earnings, assets or growth prospects. These investments could include companies likely to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

     We also use proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark index based on relative value, price or potential earnings growth. The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio management team control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 11

Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

     Special Investment Risks: The Fund is subject to market risk, substantial company risk, moderate foreign investment risk and mid-cap risk. The Fund also is subject to substantial style risk, in that growth investing may fall out of favor with investors, as well as the special risks of growth investing. As with any mutual fund, you can lose money by investing in this Fund.

     Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a growth investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

     Mid-Cap Value Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

     The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

  analyses of historical valuations of the same security;
  valuations of comparable securities in the same sector or the overall market;
  various financial ratios such as stock price-to-book value, stock price-to- earnings, and dividend yield; and
  free cash flow generated by the company.

     The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio management team control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

     Special Investment Risks: The Fund is subject to market risk, substantial company risk, mid-cap risk, and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk and the risks of value investing. As with any mutual fund, you can lose money by investing in this Fund.

     Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a value investment style, and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

12 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

     Small-Cap Equity Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation.

     The Fund seeks to add incremental return over its stated benchmark index, the Russell 2000® Index, while also managing the relative risk of the Fund versus its benchmark index. The Fund uses proprietary mathematical models based on financial and investment theories to evaluate and score a broad universe of stocks in which the Fund invests. These models typically weigh many different variables, including:

  the valuation of the individual stock versus the market or its peers;
  future earnings and sustainable growth prospects; and
  the price and volume trends of the stock.

     The score is used to form the portfolio, along with the following additional inputs:

  weightings of the stock, and its corresponding sector, in the benchmark;
  correlations between the performance of the stocks in the universe; and
  trading costs.

     The overall goal is to build a portfolio of stocks that outperform the Fund’s stated benchmark index, while also managing the relative risk of the Fund versus its benchmark index.

     The Fund’s strategy is based upon our understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in the portfolio management team’s analysis.

     Special Investment Risks: The Fund is subject to market risk, very substantial company risk and small-cap risk. As with any mutual fund, you can lose money by investing in this Fund.

     Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and who are comfortable with the risks of investing in small domestic companies.

Index Funds

     Each of the Index Funds seeks a favorable long-term total return from a diversified portfolio of equity securities selected to track the various U.S. or foreign markets of publicly-traded stocks, as represented by a broad stock market index. The Index Funds may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index. Each of the Index Funds is described below.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 13

     Principal Investment Strategy: Each Index Fund is designed to track various U.S. or foreign equity markets as a whole or a segment of these markets. Each Fund primarily invests its net assets in equity securities selected to track a designated broad stock market index. Because the return of an index is not reduced by investment and other operating expenses, a Fund’s ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses. The use of a particular index by an Index Fund is not a fundamental policy of the Fund and may be changed without shareholder approval.

     Special Investment Risks: Generally, the Index Funds are subject to the same risks as the Equity Funds noted above. In particular, each Index Fund is subject to substantial market and index risk as well as modest company risk. Although each Index Fund attempts to closely track the investment performance of its index, it does not duplicate the composition of the index and is subject to certain investment and operating expenses, which the index does not have. Therefore, none of the Index Funds can guarantee that its performance will match its index for any period of time.

     Who May Want to Invest: Each of the Index Funds may be appropriate for investors who seek a mutual fund with investment performance that attempts to closely track the performance of its designated index.

     The index for each Index Fund is shown in the table below. These indices are described in detail below in “More About Benchmark and Other Indices.”

Index Fund	Index
Large-Cap Growth Index Fund	Russell 1000® Growth Index
Large-Cap Value Index Fund	Russell 1000® Value Index
Equity Index Fund	Russell 3000® Index
S&P 500 Index Fund	S&P 500® Index
Mid-Cap Growth Index Fund	Russell Midcap® Growth Index
Mid-Cap Value Index Fund	Russell Midcap® Value Index
Mid-Cap Blend Index Fund	Russell Midcap® Index
Small-Cap Growth Index Fund	Russell 2000® Growth Index
Small-Cap Value Index Fund	Russell 2000® Value Index
Small-Cap Blend Index Fund	Russell 2000® Index
International Equity Index Fund	MSCI EAFE® Index

Large-Cap Growth Index Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index.

     Fund Benchmark: Russell 1000® Growth Index.

     Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Large-Cap Growth Index Fund is subject to style risk, in that growth investing may fall out of favor with investors, and the special risks associated with growth investing.

14 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

     Large-Cap Value Index Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index.

     Fund Benchmark: Russell 1000® Value Index.

     Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Large-Cap Value Index Fund is subject to style risk and the risks of value investing.

     Equity Index Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

     Fund Benchmark: Russell 3000® Index.

     Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Equity Index Fund is subject to more than moderate company risk. The prices of equity securities of smaller, lesser-known companies, which make up a small portion of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited operating histories and lack management depth. Such securities also may be thinly-traded.

     S&P 500 Index Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.

     Fund Benchmark: S&P 500® Index.

     Additional Special Investment Risks: An investment in securities of larger companies carries with it the risk that the company (and its earnings) may grow more slowly than the economy as a whole, or not at all. Also, larger companies may fall out of favor with the investing public for reasons unrelated to their businesses or economic fundamentals.

     Mid-Cap Growth Index Fund

     Investment Objective: The Fund seeks a favorable long-term return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on a market index.

     Fund Benchmark: Russell Midcap® Growth Index.

     Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Mid-Cap Growth Index Fund is subject to style risk, in that growth investing may fall out of favor with investors, the special risks associated with growth investing, and mid-cap risk.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 15

     Mid-Cap Value Index Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on a market index.

     Fund Benchmark: Russell Midcap® Value Index.

     Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Mid-Cap Value Index Fund is subject to style risk, the risks of value investing and mid-cap risk.

     Mid-Cap Blend Index Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on a market index.

     Fund Benchmark: Russell Midcap® Index.

     Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Mid-Cap Blend Index Fund is subject to more than modest company risk and mid-cap risk.

     Small-Cap Growth Index Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies based on a market index.

     Fund Benchmark: Russell 2000® Growth Index.

     Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Small-Cap Growth Index Fund is subject to very substantial company risk and to style risk, because growth investing may fall out of favor with investors. It is also subject to the special risks associated with growth investing and small-cap risk. The Fund is exposed to the risks of investing in equity securities of smaller companies.

     Small-Cap Value Index Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on a market index.

     Fund Benchmark: Russell 2000® Value Index.

     Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Small-Cap Value Index Fund is subject to very substantial company risk, style risk in that value investing may fall out of favor with investors, the risks of value investing and small-cap risk.

16 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

     Small-Cap Blend Index Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index.

     Fund Benchmark: Russell 2000® Index.

     Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Small-Cap Blend Index Fund is subject to very substantial company risks and small-cap risk.

     International Equity Index Fund

     Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index.

     Fund Benchmark: MSCI EAFE® Index.

     Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the International Equity Index Fund is subject to very substantial foreign investment risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.

     In addition, investing in securities traded on foreign exchanges or in foreign markets can involve risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties in interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

     The risks noted above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging countries.

Specialty Equity Fund

     TIAA-CREF Institutional Mutual Funds includes the following Specialty Equity Fund: the Social Choice Equity Fund.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 17

     Social Choice Equity Fund

     Investment Objective: The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

     Principal Investment Strategies: The Fund invests primarily in equity securities that meet its social criteria. The Fund attempts to track the return of the U.S. stock market as represented by the Russell 3000® Index, while investing only in companies whose activities are consistent with the Fund’s social criteria. It does this by investing in companies included in the KLD Research & Analytics, Inc.’s (“KLD”) Broad Market Social IndexSM (the “KLD BMS Index”),1 which is a subset of companies in the Russell 3000® Index screened to eliminate companies that do not meet certain “social” criteria.

     Companies that are currently excluded from the KLD BMS Index include:

  Companies that derive any revenues from the manufacture of alcohol or tobacco products, and retailers that derive significant revenues from the sale of alcohol or tobacco;
  Companies that derive any revenues from gambling;
  Companies that derive any revenue from the manufacture of firearms and/or ammunition, and retailers that derive significant revenues from the sale of firearms and/or ammunition;
  Companies that derive significant revenues from the production of military weapons; and
  Electric utilities that own interests in nuclear power plants.

     The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area do not automatically eliminate the company from the KLD BMS Index. Instead, KLD bases its screening decisions both on the company’s social performance in these areas relative to its industry peers, and the general social and environmental impact of the industries to which each company belongs. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the KLD BMS Index:

____________
1
The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD. KLD is not responsible for and has not reviewed the Fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

KLD’s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD makes no express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the KLD Indexes or any data or any security (or combination thereof) included therein.

The KLD BMS IndexSM is derived from the constituents of the Russell 3000® Index. The Russell 3000® Index is a trademark/service mark of the Frank Russell Company (“FRC”). The use of the Russell 3000® Index as the universe for the KLD BMS Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD BMS Index or of the investment in any or all of the securities upon which the Russell Indexes or KLD Indexes are based.

18 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

  Safe and useful products, including a company’s record with respect to product safety, marketing practices, commitment to quality and research and development;
  Employee relations, including a company’s record with respect to labor matters, workplace safety, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans;
  Human rights, including relations with indigenous peoples, non-U.S. labor relations, and operations in countries that KLD considers to have widespread and well-documented labor rights abuses;
  Corporate citizenship, including a company’s record with respect to philanthropic activities, community relations, and impact of operations on communities;
  Corporate Governance, including executive compensation, tax disputes, and accounting practices;
  Environmental performance, including a company’s record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and
  Diversity, including a company’s record with respect to promotion of women and minorities, equal employment opportunities, family friendly employee benefits, and contracts with women and minority suppliers.

     The KLD BMS Index is reconstituted once a year based on an updated list of the companies comprising the Russell 3000® Index. As of December 31, 2006 the KLD BMS Index was comprised of approximately 2,084 companies in the Russell 3000® Index that passed certain exclusionary and qualitative screens.

     The Fund may invest in U.S. Government securities and in securities issued by foreign governments or their agencies or instrumentalities as approved by our Corporate Governance and Social Responsibility Committee. The Fund may also buy futures contracts and other derivative instruments for hedging and for cash management purposes. The Fund may invest up to 15% of its total assets in foreign investments.

     Special Investment Risks: The Fund is subject to market risk, company risk, and moderate index risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this Fund may forgo some market opportunities available to Funds that don’t use these criteria. As with any mutual fund, you can lose money by investing in this Fund.

     Who May Want to Invest: The Fund may be appropriate for investors who seek a broadly-based equity investment that excludes companies based on certain “social” criteria.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 19

Real Estate Securities Fund

     Real Estate Securities Fund

     Investment Objective: The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The Fund is actively managed using a research-oriented process with a focus on cash flows, asset values and our belief of management’s ability to increase shareholder value. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry.

     An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

     The Fund also may invest up to 10% of its total assets in real estate securities of foreign issuers and up to 20% of its total assets in equity and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the Fund is the Dow Jones Wilshire Real Estate Securities Index.

     Special Investment Risks: The Fund is subject to the special risks of real estate investing, described below. It is also subject to interest rate risk, income risk, substantial market risk and very substantial company risk, as described under “Risks of Investing in the Equity Funds” above and “Risks of Investing in the Fixed-Income Funds” below. Further, because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

     There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks

20 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

     In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating meaning that a specific term of existence is provided for in their trust documents. In acquiring the securities of REITs, the Fund runs the risk that they will sell them at an inopportune time.

     The Fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. As with any mutual fund, you can lose money by investing in this Fund.

     No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program.

     Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income, who are looking to diversify their investments by investing in real estate securities, and who are willing to accept the risk of investing in real estate securities.

Balanced Fund

     This Prospectus includes one Fund that is a Balanced Fund: Managed Allocation Fund II.

     Managed Allocation Fund II

     Investment Objective: The Fund seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The Fund will pursue this goal through a “fund of funds” approach, whereby the Fund will make investments primarily in other mutual funds.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 21

     Principal Investment Strategy: The Fund may invest in shares of underlying funds such as: (1) the TIAA-CREF Institutional Mutual Funds’ other investment funds; (2) the TIAA-CREF Mutual Funds, which are affiliated funds of the TIAA-CREF Institutional Mutual Funds; and (3) other mutual funds or other permissible investment pools or products that may be selected by the Board of Trustees from time to time. The Managed Allocation Fund II may invest in underlying funds or products other than those listed above at any time in the future without obtaining shareholder approval. These additional underlying funds or products may have different investment objectives and styles from those currently held by the Fund and may change the risk profile of the Fund. We will notify you where the addition of underlying funds or products would have a material effect on the composition of the Fund’s investment portfolio.

     Generally, the Fund will seek to meet its objective by investing: (1) approximately 60% of its net assets in equity funds including up to 5% of its net assets in real estate funds; and (2) approximately 40% of its net assets in fixed-income funds.

     The Fund currently intends to invest in the following equity funds:

  Large-Cap Growth Fund, which invests primarily in a diversified portfolio of common stocks that present the opportunity for growth, such as stocks of large-cap companies in new and emerging areas of the economy and companies with distinctive products or promising markets.
  International Equity Fund, which invests primarily in a broadly diversified portfolio of foreign equity investments.
  Large-Cap Value Fund, which invests primarily in equity securities of large domestic companies that appear undervalued by the market based on a evaluaion of their potentional worth.
  Small-Cap Equity Fund, which invests primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations that appear to have favorable prospects for significant long-term capital appreciation.
  Growth & Income Fund, which invests primarily in a broadly diversified portfolio of income-producing equity securities selected for their investment potential.

For the real estate securities component of its asset allocation strategy, the Managed Allocation Fund II currently intends to invest in the Real Estate Securities Fund, which invests primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts REITs.

     The Fund currently intents to invest in the following fixed-income funds:

  Bond Plus Fund II, which divides its portfolio into two segments, one of which invests in a broad range of investment-grade debt securities, and the other of which seeks enhanced returns through investments in illiquid or non- investment grade securities.

22 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

  Short-Term Bond Fund II, which invests primarily in a broad range of U.S. Treasury and agency securities, and corporate bonds with maturities from 1-5 years.
  High-Yield Fund II, which invests primarily in lower-rated, higher-yielding fixed- income securities, such as domestic and foreign corporate bonds, debentures, loans and notes, as well as convertible securities and preferred stocks.
  Inflation-Linked Bond Fund, which invests primarily in inflation-linked bonds—fixed-income securities whose returns are designed to track a specified inflation index over the life of the security.

     As a result of its investments in the underlying funds, the Managed Allocation Fund II’s returns will reflect investments in a mix of domestic stocks of companies of all sizes, foreign equities, real estate securities, and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities. To maintain an appropriate allocation among the underlying funds, we monitor the foreign and domestic equity markets, as well as overall financial and economic conditions. If the Fund’s portfolio management team believe that the relative attractiveness of the markets in which the equity and fixed-income funds are invested changes, they can adjust the percentage of investments in these funds up or down by up to 5%. At any given time the Fund plans on holding between 0 to 5% of its net assets in real estate funds. The Fund’s benchmark is a composite comprised of the benchmarks of each underlying fund based on the Fund’s allocations.

     The composition of the Fund’s fixed-income portion will vary depending on the shape of the yield curve. This means that when there is not much difference between the yield on short-term and long-term bonds, the Fund will increase its investments in the Short-Term Bond Fund II. The Fund will have less than 5% of assets in the High-Yield Fund II.

     The Fund might sometimes be even more heavily weighted toward equities or fixed-income, if we believe market conditions warrant. For example, we might increase the Fund’s holdings in fixed-income funds in periods when we believe the equity markets will decline.

     For flexibility in meeting redemptions, expenses, and the timing of new investments, and as a short-term defense during periods of unusual volatility, the Fund can also invest in government securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), short-term paper, or shares of the Money Market Fund. For temporary defensive purposes, the Managed Allocation Fund II may invest without limitation in such securities. We cannot guarantee that this strategy will be successful.

     Special Investment Risks: The Fund shares the risks associated with the types of securities held by each of the underlying funds in which it invests, including market risk, company risk, foreign investment risk, interest rate risk, credit risk, call risk, and prepayment and extension risk.

     It is possible that the interests of the Managed Allocation Fund II could diverge from the interests of one or more of the underlying funds in which it invests. That could create a conflict of interest between the Managed Allocation Fund II and its

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 23

underlying funds, in which case it could be difficult for the trustees of the TIAA-CREF Institutional Mutual Funds to fulfill their fiduciary duties to each fund, since they oversee both the Fund and the underlying funds. The Board believes it has structured each Fund to avoid these concerns. However, it is still possible that proper action for the Managed Allocation Fund II could sometimes hurt the interests of an underlying fund, or vice versa. If that happens, Teachers Advisors, Inc. (“Advisors”), the Fund’s investment adviser, and the Board of Trustees will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Advisors and the Board of Trustees will, in any case, closely and continuously monitor each Fund’s investments to avoid these concerns as much as possible.

     Who May Want to Invest: The Fund may be appropriate for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund is suitable for investors with medium- to long-term time horizons and who seek capital appreciation and investment income through broad diversification.

Fixed-Income Funds

     This Prospectus includes five Funds that primarily invest in fixed-income securities: Bond Fund, Bond Plus Fund II, Short-Term Bond Fund II, High-Yield Fund II and Inflation-Linked Bond Fund.

     Risks of Investing in the Fixed-Income Funds

     An investment in a Fixed-Income Fund, or any Fund’s fixed-income investments, typically are subject to the following principal investment risks described below:

  Income Volatility—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is the risk that the level of current income from a portfolio of fixed- income securities declines in certain interest rate environments.
  Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Fund to lose its investment in the security. This risk is heightened in the case of investments in lower-rated, high-yield fixed-income securities.
  Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, a Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, a Fund would likely have to reinvest the payoff proceeds at

24 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

  current yields, which are likely to be lower than the fixed-income securities inwhich the fund originally invested.
  Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase.
  Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield.
  Prepayment Risk and Extension Risk—Prepayment risk and extension risk are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

     In addition to the principal investment risks set forth above, special risks associated with a particular Fixed-Income Fund are discussed in the following Fund summaries, which may include some of the risks previously indentified for the Equity Funds. The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval.

     No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

     Bond Fund

     Investment Objective: The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in investment-grade bonds and other bonds. The Fund also invests in other fixed-income securities. Bonds of this type may include U.S. Government securities, corporate bonds and mortgage-backed or other asset-backed securities. We do not rely exclusively on rating agencies when making investment decisions. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events. The Fund overweights or underweights individual securities or sectors relative to its benchmark index, the Lehman Brothers U.S.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 25

Aggregate Index, when we believe that we can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index. The Fund is managed to maintain an average duration that is similar to the Lehman Brothers U.S. Aggregate Index. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2006, the duration of the Lehman Brothers U.S. Aggregate Index was 4.42 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. The Fund may invest up to 15% of its total assets in fixed-income securities of foreign issuers.

     The Bond Fund’s investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest.

     The Fund may use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the ability of Advisors, the Fund’s investment adviser, to predict correctly mortgage prepayments and interest rates.

     The Fund may also engage in duration-neutral relative value trading, a strategy in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve (i.e., differences in yield between short-term and long-term securities). The duration-neutral relative value trading strategy is designed to enhance the Fund’s returns but increases the Fund’s portfolio turnover rate.

     Special Investment Risks: The Fund is subject to substantial interest rate risk and significant prepayment/extension risk as well as company risk, income risk,

26 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

moderate credit risk, moderate call risk, moderate foreign investment risk and moderate index risk. The value of securities held by the Fund changes in response to daily changes in prevailing market interest rates. Although the Fund invests primarily in investment-grade securities, market values for such securities can still vary independent of interest rate changes, depending upon the market evaluation of general credit conditions and liquidity.

     Under the Fund’s mortgage roll investment strategy, there is a risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the Fund compared with what such performance would have been without the use of the strategy.

     Securities originally rated “investment grade” are sometimes subsequently downgraded, should a ratings agency like Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) believe the issuer’s business outlook or creditworthiness has deteriorated. We will attempt to sell any security held by the Fund which is downgraded to a below investment grade rating as promptly as possible, consistent with the best interests of the Fund. Lower-rated bonds can at times be harder to sell than investment grade bonds, and their prices can be more volatile and more difficult to determine than the prices of higher-quality securities. As with any mutual fund, you can lose money by investing in this Fund.

     Who May Want to Invest: The Fund may be appropriate for those who want to invest in a general high-quality fixed-income mutual fund.

     Bond Plus Fund II

     Investment Objective: The Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital. Normally, at least 80% of the Fund’s assets will be invested in bonds.

     Principal Investment Strategies: The Fund is managed to track the duration of the Lehman Brothers U.S. Aggregate Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. As of December 31, 2006, the duration of the index was 4.46 years. By keeping the Fund’s duration close to the Lehman Index’s duration, the Fund’s returns due to changes in interest rates should be similar to the index’s returns due to changes in interest rates.

     The Fund’s portfolio is divided into two segments. The first segment, which makes up at least 75% of the Fund, is invested primarily in a broad range of the debt securities in the Lehman Index. The majority of this segment is invested in U.S. Treasury and agency securities, corporate bonds, and mortgage-backed and asset-backed securities. The Fund’s holdings are mainly high-quality securities rated in the top four credit categories by Moody’s or S&P, or that we determine are of comparable quality. The Fund will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns compared to the Lehman Index. This segment can include foreign investments, but we don’t expect them to exceed 15% of the Fund’s assets. The Fund can also invest in money market instruments.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 27

     The other segment of the Fund is invested in securities with special features, in an effort to improve the Fund’s total return. This segment primarily will be invested in securities not in the benchmark such as inflation-linked securities or in securities that may be illiquid, and non-investment-grade securities (those rated Bal or lower by Moody’s or BB+ or lower by S&P). Currently, we expect this part of the Fund to comprise less than 5% of the Fund’s assets, but if market conditions warrant it could grow as large as 25%. However, investments in illiquid securities will never be more than 15% of the Fund’s assets.

     Special Investment Risks: The Fund is subject to substantial interest rate risk and significant repayment/extension risk as well as company risk, income risk, moderate credit risk, moderate call risk, moderate foreign investment risk and moderate index risk. In addition, non-investment-grade securities, which are usually called “high-yield” or “junk” bonds, offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.

     Bear in mind that all these risks can also apply to the lower levels of “investment-grade” securities, for example, Moody’s Baa and S&P’s BBB. Also, securities originally rated “investment-grade” are sometimes downgraded later on, should a ratings service believe the issuer’s business outlook or creditworthiness has deteriorated. If that happens to a security in the Bond Plus Fund II, it may or may not be sold, depending on our analysis of the issuer’s prospects. However, the Fund will not purchase below-investment-grade securities if that would increase their amount in the portfolio above our current investment target. We do not rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events. The Fund’s investments in mortgage-backed securities are subject to prepayment and extension risk.

     The Fund can hold illiquid securities. A risk of investing in illiquid securities is that they may be difficult to sell for their fair market value.

     Who May Want to Invest: The Fund may be appropriate for conservative investors who want to invest in a general bond fund and can accept a slightly higher level of risk than a traditional bond fund.

     Short-Term Bond Fund II

     Investment Objective: The Fund seeks high current income consistent with preservation of capital.

     Principal Investment Strategies: The Fund invests primarily in a broad range of debt securities comprising the Lehman Brothers Mutual Fund Short (1-5 year) Government/Credit Index. The Fund invests at least 80% of its assets in U.S. Treasury and agency securities and corporate bonds with maturities less than 5

28 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

years. It can also hold other fixed-income securities. These include foreign corporate bonds, debentures and notes, mortgage-backed securities, asset-backed securities, convertible securities, and preferred stocks. The Fund may overweight or underweight individual securities or sectors as compared to their weight in the index where we find undervalued or overlooked issues that we believe offer the potential for superior returns. The Fund may also invest in securities that are not in the index because we believe they offer the potential for superior returns.

     The Fund generally seeks to maintain an average duration similar to that of its benchmark. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. By keeping the duration of the Fund close to the index’s duration, the Fund’s returns due to changes in interest rates should be similar to the index’s returns due to changes in the interest rates. As of December 31, 2006, the duration of the index was 2.38 years. The Fund has a policy of maintaining a dollar-weighted average maturity of portfolio holdings of no more than three years.

     The Short-Term Bond Fund II also may invest up to 15% of its assets in the securities of foreign issuers. The Fund may invest in mortgage-backed securities including pass-through certificates and collateralized mortgage obligations (CMOs).

     Special Investment Risks: The Fund is subject to interest rate risk, credit risk and call risk. In addition, mortgage-backed securities in which the Fund may invest are subject to extension risk and prepayment risk.

     Who May Want to Invest: The Fund may be appropriate for more conservative investors who seek high current income consistent with preservation of capital in an effort to minimize volatility of changes in principal value.

     High-Yield Fund II

     Investment Objective: The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

     Principal Investment Stategies: The Fund invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loan participations and assignments and notes, as well as convertible securities and preferred stocks. Under normal market conditions, the Fund invests at least 80% of its assets in debt and other fixed-income securities rated lower than investment-grade (and their unrated equivalents) or other high-yielding debt securities. (These are often called “junk” bonds.) Most of these will be securities rated in the BB or B categories by S&P, or the Ba or B categories by Moody’s. The Fund may invest up to 20% of its assets in the following other types of instruments: payment-in-kind or deferred-interest obligations, defaulted securities, asset-backed securities, securities rated lower than B- or its equivalent by at least two rating agencies, and securities having limited liquidity.

     The Fund can make foreign investments, but we do not expect them to be over 20% of the Fund’s assets. The Fund can have up to 15% of its assets in illiquid securities. The Fund can also invest in U.S. Treasury and agency securities or other short-term instruments when other suitable investment opportunities aren’t available, or when we want to build the Fund’s liquidity.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 29

     Over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding securities of similar duration. We attempt to minimize the risks of investing in lower-rated securities by:

  Doing our own credit analysis (independent of the rating agencies). We will buy securities of issuers with a balance of operational and financial risks that we believe make it likely that they will be able to meet their financial obligations;
  Constructing a portfolio of securities diversified by industry, geography, maturity, duration and credit quality; and
  Buying or selling particular securities to take advantage of anticipated changes and trends in the economy and financial markets.

     Our judgment of the value of any particular security is a function of our experience with lower-rated securities, evaluation of general economic and securities market conditions and the financial condition of the security’s issuer. Under some market conditions, the Fund may sacrifice potential yield in order to adopt a defensive posture designed to preserve capital.

     Advisors may from time to time share investment research and ideas about high-yield securities with its affiliate, Teachers Insurance and Annuity Association (“TIAA”). While the Fund believes that such sharing of information provides benefits to the Fund and its shareholders, the Fund may at times be prevented from buying or selling certain securities or may need to sell certain securities before it may otherwise do so, in order to comply with the federal securities laws.

     Special Investment Risks: The Fund is subject to interest rate risk, call risk and above-average credit risk. Investors should expect greater fluctuations in share price, yield, and total return compared to mutual funds holding bonds and other income-bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the Fund to buy or sell its securities. An investment in this Fund is much riskier than an investment in bond funds that do not invest primarily in lower-rated debt securities.

     Issuers of “junk” bonds are typically in weak financial health and their ability to pay interest and pricipal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materiallys affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

     The Fund can hold illiquid securities. Illiquid securities may be difficult to sell for their fair market value. Current income risk can also be significant for this Fund.

     Who May Want to Invest: The Fund may be appropriate for less conservative investors who seek high current income and capital appreciaton, who want to invest in an income fund that invests in high-yield securities and who are willing to accept a significantly higher level of risk than with traditional bond funds. The

30 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

Fund may also be appropriate for investors who seek additional diversification for their portfolios, since in the past the returns for high-yield bonds have not correlated closely with the returns from other types of assets.

     Inflation-Linked Bond Fund

     Investment Objective: The Fund seeks a long-term rate of return that outpaces inflation, primarily through investments.

     Principal Investment Strategies: The Fund invests at least 80% of its assets in fixed-income securities whose returns are designed to track a specified inflation index over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities (“TIIS”). The Fund can also invest in (1) other inflation-indexed bonds issued or guaranteed by the U.S. Government or its agencies, by corporations and other U.S. domiciled issuers, as well as foreign governments, and (2) money market instruments or other short-term securities.

     Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond’s principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a “real” rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they generally retain their value against inflation over time.

     The principal amount of a TIIS bond is adjusted periodically for inflation using the Consumer Price Index for All Urban Consumers (“CPI-U”). Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. The principal amount of a TIIS instrument may diminish in times of deflation. However, the U.S. Treasury guarantees that the final principal payment at maturity is at least the original principal amount of the bond. The interest and principal components of the bonds may be “stripped” or sold separately. The Fund can buy or sell either component.

     The Fund may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, the Fund’s investments in inflation-linked bonds of foreign issuers is generally less than 25% of its total assets.

     The Fund is managed to maintain a duration that is similar to its benchmark index, the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index. Duration is the approximate percentage change in the price of a bond in response to a change in prevailing interest rates. As of December 31, 2006, the duration of the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index was 7.81 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. Typically, the Fund invests in corporate and foreign inflation-indexed bonds that are similar in duration and maturity as those of U.S. Government inflation-indexed bonds.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 31

     The Fund also may invest in any of the fixed-income securities in which the Bond Fund invests, provided that no more than 5% of its total assets are invested in fixed-income securities rated below investment grade.

     Special Investment Risks: The Fund is subject to interest rate risk. As a result, its total return may not actually track the selected inflation index every year. Market values of inflation-indexed bonds can be affected by changes in the market’s inflation expectations or changes in real rates of interest. Also, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that the index used by TIIS does not accurately reflect inflation, the market value of those bonds could be adversely affected. In addition, the Fund may be subject to certain tax risks that are described below in “Taxes.” As with any mutual fund, you can lose money by investing in this Fund.

     Who May Want to Invest: The Fund may be appropriate for investors who are especially concerned about protecting their investments from the adverse effects of inflation, seek a modest “real” rate of return (i.e., greater than the inflation rate) and want to balance their holdings in stocks, conventional fixed-income securities, and other investments with an investment in a “value preservation” option.

Money Market Fund

     TIAA-CREF Institutional Mutual Funds includes one Fund that primarily invests in high-quality, short-term money market instruments. This Fund is described below.

     Money Market Fund

     Investment Objective: The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

     Principal Investment Strategies: The Fund invests primarily in high-quality short-term money market instruments.

     The Fund invests in:

(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

(2)	Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt;

(3)	Securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)	Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers’ acceptances;

(6)	Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

32 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

(7)	Asset-backed securities issued by domestic corporations or trusts;

(8)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and/or

(9)	Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

     The Money Market Fund limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The Fund will only purchase money market instruments that at the time of purchase are “First Tier Securities,” that is, instruments rated within the highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The Fund can also invest up to 30% of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

     The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

     The benchmark index for the Fund is the iMoneyNet Money Fund Report AverageTM—All Taxable.

     Special Investment Risks: The principal risk of investing in the Money Market Fund is current income risk—that is, the income the Fund receives may fall as a result of a decline in interest rates. To a lesser extent, the Fund is also subject to market risk, company risk, income volatility, interest rate risk, prepayment risk and extension risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Money Market Fund, like the other Funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     Who May Want to Invest: The Fund may be appropriate for conservative investors who are looking for a high degree of principal stability and liquidity, and are willing to accept returns that may be lower than those offered by longer-term fixed-income investments.

PAST PERFORMANCE

     The bar charts and performance tables help illustrate some of the risks of investing in the Funds, and how investment performance varies. The bar charts show the performance of each Fund, before taxes, in each full calendar year since inception of the particular class of the Fund (i.e., the annual total returns). Below each chart we note the best and worst returns for a calendar quarter since inception of the particular class of the Fund. The performance table following the charts shows each Fund’s average annual total returns (before taxes) over the one-year, five-year (where applicable) and since inception periods ended December 31, 2006 of the particular class of the Fund, and how those returns compare to those of broad-based securities market indices. The performance returns included in the bar charts and performance table for the periods shown below reflect previous

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 33

agreements by Advisors to: (1) waive a portion of the investment management fees payable to Advisors for services it provided to certain of the Funds under the investment management agreement, and (2) reimburse the Funds so that “other expenses,” which do not include investment management fees, do not exceed, annually, a certain percentage of each Fund’s average daily net assets. Without these waivers and reimbursements, the returns of certain Funds would have been lower. How the Funds have performed in the past is not necessarily an indication of how they will perform in the future.

     Performance information with respect to the Large-Cap Growth Fund, Managed Allocation Fund II, Bond Plus Fund II, Short-Term Bond Fund II and High-Yield Fund II has not been provided because these Funds have not yet completed one calendar year of operations.

     Because the Retirement Class of each of the Equity Index Fund, Bond Fund, Inflation-Linked Bond Fund and Money Market Fund has not completed one calendar year of operations, the performance presented for the Retirement Class shares of these funds is the actual performance of each of their Institutional Class shares. This performance has not been restated to reflect any differences in expenses. Retirement Class shares generally will have lower performance than Institutional Class shares due to the lower expenses of the Institutional Class.

34 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS

GROWTH & INCOME FUND Best quarter: 14.25% for the quarter ended June 30, 2003. Worst quarter: –3.74%, for the quarter ended March 31, 2003.	INTERNATIONAL EQUITY FUND Best quarter: 17.98% for the quarter ended December 31, 2003. Worst quarter: –7.40%, for the quarter ended March 31, 2003.

For the calendar years of 2003, 2004, 2005 and 2006, the performance of the Retirement Class of the Growth & Income Fund was impacted by a misallocation of income and net capital gains among the Fund’s classes. Had the misallocation not occurred, the total returns of the Retirement Class during 2003, 2004, 2005 and 2006 would have been 26.10%, 9.48%, 6.01% and 16.86%, respectively, and the best quarterly returns during these periods would have been 14.28% for the quarter ended June 30, 2003 and the worst quarterly returns during these periods would have been –3.75% for the quarter ended March 31, 2003.	For the calendar years of 2003, 2004, 2005 and 2006, the performance of the Retirement Class of the International Equity Fund was impacted by a misallocation of income and net capital gains among the Fund’s classes. Had the misallocation not occurred, the total returns of the Retirement Class during 2003, 2004, 2005 and 2006 would have been 40.62%, 17.37%, 14.26% and 28.44%, respectively, and the best quarterly returns during these periods would have been 18.26% for the quarter ended 12/31/03 and the worst quarterly returns during these periods would have been –7.53% for the quarter ended 3/31/03.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 35

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS (continued)

LARGE-CAP VALUE FUND

Best quarter: 18.37% for the quarter ended
June 30, 2003. Worst quarter: –5.23%,
for the quarter ended March 31, 2003.

MID-CAP GROWTH FUND

Best quarter: 18.34% for the quarter ended
June 30, 2003. Worst quarter: –7.48%,
for the quarter ended June 30, 2006.

MID-CAP VALUE FUND

Best quarter: 18.72% for the quarter ended
June 30, 2003. Worst quarter: –3.98%,
for the quarter ended March 31, 2003.

SMALL-CAP EQUITY FUND

Best quarter: 23.38% for the quarter ended
June 30, 2003. Worst quarter: –4.37%,
for the quarter ended March 31, 2003.

36 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

LARGE-CAP GROWTH INDEX FUND

Best quarter: 14.08% for the quarter ended
June 30, 2003. Worst quarter: –5.38%,
for the quarter ended September 30, 2004.

LARGE-CAP VALUE INDEX FUND

Best quarter: 16.98% for the quarter ended
June 30, 2003. Worst quarter: –4.89%,
for the quarter ended March 31, 2003.

S&P 500 INDEX FUND

Best quarter: 15.11% for the quarter ended
June 30, 2003. Worst quarter: –3.18%,
for the quarter ended March 31, 2003.

MID-CAP GROWTH INDEX FUND

Best quarter: 18.57% for the quarter ended
June 30, 2003. Worst quarter: –4.78%,
for the quarter ended June 30, 2006.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 37

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS (continued)

MID-CAP VALUE INDEX FUND

Best quarter: 17.74% for the quarter ended
June 30, 2003. Worst quarter: –4.15%,
for the quarter ended March 31, 2003.

MID-CAP BLEND INDEX FUND

Best quarter: 18.01% for the quarter ended
June 30, 2003. Worst quarter: –2.69%,
for the quarter ended June 30, 2006.

SMALL-CAP GROWTH INDEX FUND

Best quarter: 23.96% for the quarter ended
June 30, 2003. Worst quarter: –7.35%,
for the quarter ended June 30, 2006.

SMALL-CAP VALUE INDEX FUND

Best quarter: 22.55% for the quarter ended
June 30, 2003. Worst quarter: –5.17%,
for the quarter ended March 31, 2003.

38 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

SMALL-CAP BLEND INDEX FUND

Best quarter: 23.24% for the quarter ended
June 30, 2003. Worst quarter: –5.47%,
for the quarter ended March 31, 2005.

INTERNATIONAL EQUITY INDEX FUND

Best quarter: 19.20% for the quarter ended
June 30, 2003. Worst quarter: –8.20%,
for the quarter ended March 31, 2003.

REAL ESTATE SECURITIES FUND

Best quarter: 17.19% for the quarter ended
December 31, 2004. Worst quarter: –6.89%,
for the quarter ended March 31, 2005.

SOCIAL CHOICE EQUITY FUND

Best quarter: 15.92% for the quarter ended
June 30, 2003. Worst quarter: –3.14%,
for the quarter ended March 31, 2005.

For the calendar years of 2003, 2004, 2005 and 2006, the performance of the Retirement Class of the Social Choice Equity Fund was impacted by a misallocation of income and net capital gains among the Fund’s classes. Had the misallocation not occurred, the total returns of the Retirement Class during 2003, 2004, 2005 and 2006 would have been 29.86%, 12.23%, 6.27% and 13.87%, respectively, and the best quarterly returns during these periods would have been 16.10% for the quarter ended 6/30/03 and the worst quarterly returns during these periods would have been –3.24% for the quarter ended 3/31/05.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 39

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS

EQUITY INDEX FUND

Best quarter: 16.22%, for the quarter ended
June 30, 2003. Worst quarter: –17.24%,
for the quarter ended September 30, 2002.

BOND FUND

Best quarter: 5.02%, for the quarter ended
September 30, 2001. Worst quarter: –2.31%,
for the quarter ended June 30, 2004.

INFLATION-LINKED BOND FUND

Best quarter: 5.06%, for the quarter ended
March 31, 2004. Worst quarter: –3.14%,
for the quarter ended June 30, 2004.

MONEY MARKET FUND

Best quarter: 1.65%, for the quarter ended
December 31, 2000. Worst quarter: 0.25%,
for the quarter ended March 31, 2004.

40 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

AVERAGE ANNUAL TOTAL RETURNS FOR RETIREMENT CLASS SHARES
(Before Taxes)
	One Year	Since
	(January 1, 2006 to	Inception to
	December 31, 2006)	December 31, 2006
GROWTH & INCOME FUND*
Inception Date: October 1, 2002
Return Before Taxes	16.86%	15.22%
S&P 500® Index	15.79%	15.99%
INTERNATIONAL EQUITY FUND†
Inception Date: October 1, 2002
Return Before Taxes	28.25%	24.61%
MSCI EAFE® Index	26.34%	24.55%
LARGE-CAP VALUE FUND
Inception Date: October 1, 2002
Return Before Taxes	20.93%	20.76%
Russell 1000® Value Index	22.25%	19.91%
MID-CAP GROWTH FUND
Inception Date: October 1, 2002
Return Before Taxes	8.79%	20.12%
Russell Midcap® Growth Index	10.66%	20.76%
MID-CAP VALUE FUND
Inception Date: October 1, 2002
Return Before Taxes	19.95%	25.12%
Russell Midcap® Value Index	20.22%	23.75%
SMALL-CAP EQUITY FUND
Inception Date: October 1, 2002
Return Before Taxes	17.69%	21.41%
Russell 2000® Index	18.37%	21.49%
LARGE-CAP GROWTH INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	8.70%	12.69%
Russell 1000® Growth Index	9.07%	13.23%
LARGE-CAP VALUE INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	21.81%	19.33%
Russell 1000® Value Index	22.25%	19.91%
S&P 500® INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	15.36%	15.45%
S&P 500® Index	15.79%	15.99%

*
The performance of the Retirement Class of the Growth & Income Fund was impacted because of a misallocation of income and net capital gains among the classes of the Fund. Had the misallocation not occurred, the actual performance would have been as follows: the average annual total return (before taxes) for One Year and Since Inception would have been 16.86% and 15.22%, respectively. Advisors made a cash infusion into the Growth & Income Fund in August 2006 to address the impact of this misallocation.

†
The performance of the Retirement Class of the International Equity Fund was impacted because of a misallocation of income and net capital gains among the classes of the Fund. Had the misallocation not occurred, the actual performance would have been as follows: the average annual total return (before taxes) for One Year and Since Inception would have been 28.44% and 24.94%, respectively. Shareholders of record on or before May 25, 2006 who were negatively impacted by the misallocation have been made whole through direct payments by Advisors to them.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 41

ANNUAL TOTAL RETURNS FOR RETIREMENT CLASS SHARES
(Before Taxes)
	One Year	Since
	(January 1, 2006 to	Inception to
	December 31, 2006)	December 31, 2006
MID-CAP GROWTH INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	10.22%	20.19%
Russell Midcap® Growth Index	10.66%	20.76%
MID-CAP VALUE INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	19.63%	23.22%
Russell Midcap® Value Index	20.22%	23.75%
MID-CAP BLEND INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	14.69%	21.78%
Russell Midcap® Index	15.26%	22.36%
SMALL-CAP GROWTH INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	12.96%	20.85%
Russell 2000® Growth Index	13.35%	19.78%
SMALL-CAP VALUE INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	22.93%	22.63%
Russell 2000® Value Index	23.48%	23.10%
SMALL-CAP BLEND INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	17.94%	20.95%
Russell 2000® Index	18.37%	21.49%
INTERNATIONAL EQUITY INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	25.87%	23.98%
Morgan Stanley EAFE® Index	26.34%	24.55%
REAL ESTATE SECURITIES FUND
Inception Date: October 1, 2002
Return Before Taxes	32.84%	26.81%
Dow Jones Wilshire Real Estate Securities Index	35.88%	28.41%
SOCIAL CHOICE EQUITY FUND‡
Inception Date: October 1, 2002
Return Before Taxes	14.09%	16.40%
Russell 3000® Index	15.72%	16.94%

‡
The performance of the Retirement Class of the Social Equity Fund was impacted because of a misallocation of income and net capital gains among the classes of the Fund. Had the misallocation not occurred, the actual performance would have been as follows: the average annual total return (before taxes) for One Year and Since Inception would have been 13.87% and 16.40%, respectively.Advisors made a cash infusion into the Social Equity Fund in August 2006 to address the impact of this misallocation.

42 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES
(Before Taxes)

	One Year	Five Years	Since
	(January 1, 2006 to	(January 1, 2002 to	Inception to
	December 31, 2006)	December 31, 2006)	December 31, 2006
EQUITY INDEX FUND
Inception Date: July 1, 1999
Return Before Taxes	15.61%	7.05%	2.95%
Russell 3000® Index	15.72%	7.16%	3.10%
BOND FUND
Inception Date: July 1, 1999
Return Before Taxes	4.11%	5.11%	6.10%
Lehman Brothers U.S. Aggregate Index	4.33%	5.06%	6.08%
INFLATION-LINKED BOND FUND
Inception Date: October 1, 2002
Return Before Taxes	.21%	N/A	4.58%
Lehman Brothers U.S. Treasury
Inflation-Protected Securities Index	.41%	N/A	4.79%
MONEY MARKET FUND
Inception Date: July 1, 1999
Return Before Taxes	5.05%	2.47%	3.40%
iMoneyNet Money Fund
Report AverageTM—All Taxable	2.66%	1.81%	2.67%

     We have not shown after-tax returns, since they are not relevant to investors in the Retirement Class, who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or IRAs. The benchmark indices reflect no deductions for fees, expenses or taxes.

     For the Money Market Fund’s most current 7-day yield, please call us at 800 842-2888.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 43

FEES AND EXPENSES

     Fees and Expenses for the Retirement Class Shares

     The following tables describe the fees and expenses that you pay if you buy and hold Retirement Class shares of the Funds:

Retirement
SHAREHOLDER FEES (deducted directly from gross amount of transaction)	Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%
Maximum Account Fee	0%

RETIREMENT CLASS
ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)

					Total
				Acquired	Annual			Net Annual
				Fund	Fund	Expense		Fund
Management		Other		Fees and	Operating	Reimbursement/		Operating
	Fees	Expenses	[2]	Expenses	Expenses	Waiver	[2]	Expenses
Growth & Income Fund[1]	0.45%	0.37%		0.00%	0.82%	0.44%	[3]	0.38%
International Equity Fund[1]	0.50%	0.34%		0.00%	0.84%	0.04%		0.80%
Large Cap Growth Fund	0.45%	1.69%		0.00%	2.14%	1.76%	[3]	0.38%
Large-Cap Value Fund[1]	0.45%	0.30%		0.00%	0.75%	0.00%		0.75%
Mid-Cap Growth Fund[1]	0.48%	0.33%		0.00%	0.81%	0.03%		0.78%
Mid-Cap Value Fund[1]	0.48%	0.31%		0.01%	0.80%	0.01%		0.79%
Small-Cap Equity Fund[1]	0.48%	0.32%		0.00%	0.80%	0.02%		0.78%
Large-Cap Growth Index Fund[1]	0.04%	0.30%		0.00%	0.34%	0.00%		0.34%	[4]
Large-Cap Value Index Fund[1]	0.04%	0.31%		0.00%	0.35%	0.01%		0.34%
Equity Index Fund	0.04%	0.38%		0.00%	0.42%	0.08%		0.34%
S&P 500 Index Fund[1]	0.04%	0.29%		0.00%	0.33%	0.00%		0.33%
Mid-Cap Growth Index Fund[1]	0.04%	0.71%		0.00%	0.75%	0.41%		0.34%
Mid-Cap Value Index Fund[1]	0.04%	0.55%		0.02%	0.61%	0.25%		0.36%
Mid-Cap Blend Index Fund[1]	0.04%	0.48%		0.01%	0.53%	0.18%		0.35%
Small-Cap Growth Index Fund[1]	0.04%	0.48%		0.00%	0.52%	0.18%		0.34%
Small-Cap Value Index Fund[1]	0.04%	0.48%		0.00%	0.52%	0.18%		0.34%
Small-Cap Blend Index Fund[1]	0.04%	0.39%		0.00%	0.43%	0.09%		0.34%
International Equity Index Fund[1]	0.04%	0.39%		0.00%	0.43%	0.09%		0.34%
Social Choice Equity Fund[1]	0.15%	0.34%		0.02%	0.51%	0.04%		0.47%
Real Estate Securities Fund[1]	0.50%	0.30%		0.01%	0.81%	0.00%		0.81%
Managed Allocation Fund II	0.00%	1.44%		0.32%	1.76%	1.19%		0.57%	[5]
Bond Fund	0.30%	0.43%		0.00%	0.73%	0.13%		0.60%
Bond Plus Fund II	0.30%	0.64%		0.00%	0.94%	0.39%		0.55%
Short-Term Bond Fund II	0.25%	0.63%		0.00%	0.88%	0.38%		0.50%
High-Yield Fund II	0.35%	0.65%		0.00%	1.00%	0.40%		0.60%
Inflation-Linked Bond Fund	0.30%	0.38%		0.00%	0.68%	0.13%		0.55%
Money Market Fund	0.10%	0.32%		0.00%	0.42%	0.07%		0.35%

44 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

[1]
Shareholders of these Funds approved a new investment management agreement, effective February 1, 2006. The expenses in this chart have been restated to show what the expenses would be under the new investment management agreement if they had been in effect during the entire fiscal year ended September 30, 2006.

[2]
Advisors has contractually agreed to reimburse the Funds for such Other Expenses that exceed, on an annual basis: 0.25% of average daily net assets for the Managed Allocation II, Bond, Bond Plus II, Short-Term Bond II, High-Yield II, Inflation-Linked Bond and Money Market Funds and 0.30% of average daily net assets for all other Funds. These expense reimbursement agreements are currently expected to continue through at least April 30, 2010 for the Index Funds and April 30, 2008 for the other Funds and can only be changed with the approval of the Board of Trustees.

[3]
Along with the agreement to limit Other Expenses, Advisors has also contractually agreed to waive the portion of its Management Fee for the Growth & Income and Large-Cap Growth Funds that exceeds 0.08% of average daily net assets through at least April 30, 2008.

[4]
Advisors has voluntarily agreed to reimburse the Large-Cap Growth Index Fund an additional 0.01% of its “Other Expenses,” so the Fund’s actual “Net Annual Fund Operating Expenses” are 0.33% of average daily net assets. This voluntary reimbursement may be discontinued at any time.

[5]
Advisors does not receive a management fee for its services to the Managed Allocation Fund II and has contracted to reimburse the Fund for all its direct expenses through April 30, 2008 (except for the 0.25% service fee that pays for expenses related to offering Retirement Class shares on a retirement distribution platform). However, shareholders in the Managed Allocation Fund II will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund II invests. The expenses in the table are based on the Fund’s expected allocations for the current fiscal year. Based upon the Fund’s expected allocations for the current fiscal year, this underlying fund expense is expected to be 0.32% (which includes waivers and reimbursements of the underlying funds’ expenses).

     Example

     The following example is intended to help you compare the cost of investing in Retirement Class shares of the following Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that there is no expense reimbursement agreement in place after April 30, 2010 for the Index Funds and no expense reimbursement agreement or management fee waiver for the other Funds in place after April 30, 2008. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 45

	1 Year	3 Years	5 Years	10 Years
Growth & Income Fund	$39	$218	$412	$973
International Equity Fund	$82	$264	$462	$1,033
Large-Cap Growth Fund	$39	$500	$987	$2,333
Large-Cap Value Fund	$77	$240	$417	$930
Mid-Cap Growth Fund	$80	$256	$447	$999
Mid-Cap Value Fund	$81	$254	$443	$989
Small-Cap Equity Fund	$80	$253	$442	$988
Large-Cap Growth Index Fund	$35	$109	$191	$431
Large-Cap Value Index Fund	$35	$109	$193	$440
Equity Index Fund	$35	$109	$210	$505
S&P 500 Index Fund	$34	$106	$185	$418
Mid-Cap Growth Index Fund	$35	$109	$289	$808
Mid-Cap Value Index Fund	$37	$116	$262	$687
Mid-Cap Blend Index Fund	$36	$113	$239	$610
Small-Cap Growth Index Fund	$35	$109	$234	$598
Small-Cap Value Index Fund	$35	$109	$234	$598
Small-Cap Blend Index Fund	$35	$109	$212	$515
International Equity Index Fund	$35	$109	$212	$515
Social Choice Equity Fund	$48	$160	$281	$637
Real Estate Securities Fund	$83	$259	$450	$1,002
Managed Allocation Fund II1	$58	$543	$1,055	$2,463
Bond Fund	$61	$220	$393	$894
Bond Plus Fund II	$56	$261	$482	$1,119
Short-Term Bond Fund II	$51	$243	$450	$1,049
High-Yield Fund II	$61	$279	$514	$1,188
Inflation-Linked Bond Fund	$56	$204	$366	$834
Money Market Fund	$36	$128	$228	$523

[1] Please note that the one-year expenses for the Managed Allocation Fund II are based upon the Fund’s pro rata share of the underlying funds’ total expenses after any waivers or reimbursements. Three-, five- and ten-year expenses for the Managed Allocation Fund II are based on the underlying fund expenses before any waivers or reimbursements, plus the
   “other expenses” of the Fund indicated in the expense chart above.

46 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

     Investment Management Styles

     Growth Investing. This is a portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers with favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer’s earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company’s securities.

     Value Investing. This is a portfolio management style that typically involves seeking securities that:

  Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to-earnings and stock price-to-cash flow);
  Can be acquired for less than what one believes is the issuer’s potential value; and
  Appear attractive using discounted cash flow models.

     Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of “special situation” companies. A special situation company is one that is believed to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer’s potential value involves fundamental research and analysis of such companies and issuers.

MORE ABOUT BENCHMARKS AND OTHER INDICES

     The benchmarks and indices described below are unmanaged, and you cannot invest directly in the index.

     Russell 1000® Growth Index

     This is the benchmark index for the Large-Cap Growth Fund and the Large-Cap Growth Index Fund. The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Growth Index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in those

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 47

sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2006, the market capitalization of companies in the Russell 1000® Growth Index ranged from $1.2 billion to $464 billion, with a mean market capitalization of $74.0 billion and a median market capitalization of $5.6 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

     S&P 500® Index

     This is the benchmark index for the Growth & Income Fund and the S&P 500 Index Fund. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology and financial companies of the U.S. markets. The index focuses on the Large-Cap segment of the market, with 75% coverage of U.S. equities. Standard & Poor’s determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation, and can change its composition at any time.

     MSCI EAFE® Index

     This is the benchmark index for the International Equity Fund and the International Equity Index Fund. The MSCI EAFE® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America—in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most “investable” stocks (as determined by size and trading volume) are selected until 85% of the free float adjusted market representation of each industry is reached. MSCI country indices capture 85% of each country’s free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE® Index, the regional index captures 85% of the free float adjusted market capitalization of 21 developed countries around the world.

     The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 65% of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

     Russell 1000® Value Index

     This is the benchmark for the Large-Cap Value Fund and the Large-Cap Value Index Fund. The Russell 1000® Value Index is a subset of the Russell 1000®

48 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

Index which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000® Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2006, the market capitalization of companies in the Russell 1000® Value Index ranged from $1.3 billion to $464 billion, with a mean market capitalization of $111.9 billion and a median market capitalization of $5.2 billion.

     Russell Midcap® Growth Index

     This is the benchmark for the Mid-Cap Growth Fund and the Mid-Cap Growth Index Fund. The Russell Midcap® Growth Index is a subset of the Russell Midcap® Index, which represents the 800 U.S. equity securities in market capitalization following the top 200 U.S. equity securities. The Russell Midcap® Growth Index contains higher weightings in roughly one-third of these 800 Russell Midcap securities with higher relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2006, the market capitalization of companies in the Russell Midcap® Growth Index ranged from $1.2 billion to $21.4 billion, with a mean market capitalization of $8.4 billion and a median market capitalization of $4.3 billion.

     Russell Midcap® Value Index

     This is the benchmark for the Mid-Cap Value Fund and the Mid-Cap Value Index Fund. The Russell Midcap® Value Index is a subset of the Russell Midcap® Index, which represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. The Russell Midcap® Value Index contains higher weightings of roughly one-third of these 800 Russell Midcap securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Value Index has higher weightings in those sectors of the market with typically lower relative valuations, including sectors such as financial services and energy. As of December 31, 2006, the market capitalization of companies in the Russell Midcap® Value Index ranged from $1.3 billion to $19.2 billion, with a mean market capitalization of $8.5 billion and a median market capitalization of $4.3 billion.

     Russell 2000® Index

     This is the benchmark for the Small-Cap Equity Fund and the Small-Cap Blend Index Fund. The Russell 2000® Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2006, the market capitalization of companies in the Russell 2000®

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 49

Index ranged from $68 million to $3 billion, with a mean market capitalization of $1.2 billion and a median market capitalization of $657 million. The Frank Russell Company determines the composition of the index based solely on market capitalization, and can change its composition at any time.

     Russell 3000® Index

     This is the benchmark for the Equity Index Fund and the Social Choice Equity Fund. The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2006, the market capitalization of companies in the Russell 3000® Index ranged from $68 million to $464 billion, with a mean market capitalization of $85 billion and a median market capitalization of $1.1 billion. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time.

     Russell Midcap® Index

     This is the benchmark for the Mid-Cap Blend Index Fund. The Russell Midcap® Index represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. As of December 31, 2006, the market capitalization of companies in the Russell Midcap® Index ranged from $1.2 billion to $21.4 billion, with a mean market capitalization of $8.5 billion and a median market capitalization of $4.3 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

     Russell 2000® Growth Index

     This is the benchmark for the Small-Cap Growth Index Fund. The Russell 2000® Growth Index is a sub-set of the Russell 2000® Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2006 the market capitalization of companies in the Russell 2000® Growth Index ranged from $68 million to $3 billion, with a mean market capitalization of $1.2 billion and a median market capitalization of $643 million. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

     Russell 2000® Value Index

     This is the benchmark for the Small-Cap Value Index Fund. The Russell 2000 Value Index is a sub-set of the Russell 2000® Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2006, the market capitalization of companies in the Russell 2000® Value Index ranged from $92 million to $3 billion, with a mean market capitalization of $1.2 billion and a median market capitalization of $662 million. The Frank Russell

50 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

     Dow Jones Wilshire Real Estate Securities Index

     This is the benchmark for the Real Estate Securities Fund. The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly-traded real estate securities, such as REITs and real estate operating companies (“REOCs”). The Dow Jones Wilshire Real Estate Securities Index is capitalization weighted, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the Dow Jones Wilshire Real Estate Securities Index are equity owners and operators of commercial real estate deriving 75% or more of their total revenues from the ownership and operation of real estate assets. Excluded from the Dow Jones Wilshire Real Estate Securities Index are mortgage REITs, health care REITs, net lease REITs, real estate finance companies, home builders, large land owners and sub-dividers, hybrid REITs, and companies with more than 25% of their assets in direct mortgage investments. A Company in the Dow Jones Wilshire Real Estate Securities Index must have a capitalization of at least $200 million at the time of its inclusion. If a company’s total market capitalization falls below $100 million and remains at that level for two consecutive quarters, it will be removed from the index.

     Lehman Brothers U.S. Aggregate Index

     This is the benchmark for the Bond Fund and the Bond Plus Fund II. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities. This index contains approximately 7,158 issues. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. To be selected for inclusion in the Lehman Brothers Aggregate Bond Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

     Lehman Brothers U.S. Treasury Inflation-Protected Securities Index

     This is the benchmark for the Inflation-Linked Bond Fund. The Lehman Brothers U.S. Treasury Inflation-Protected Securities Index measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (“CPI”). To be selected for inclusion in the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 51

     Lehman Brothers U.S. Government/Credit (1-5 year) Index

     This is the benchmark for the Short-Term Bond Fund II. The Lehman Brothers Mutual Fund Short (1-5 year) Government/Credit Index tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1-5 year maturities.

     Merrill Lynch BB/B Cash Pay Issuer Constrained Index

     This is the benchmark for the High-Yield Fund II. The Merrill Lynch BB/B Cash Pay Issuer Constrained Index tracks the performance of bond securities that pay interest in cash and have a credit rating of BB or B. Merrill Lynch uses a composite of Fitch, Inc. Moody’s and S&P’s credit ratings in selecting bonds for this index. These ratings measure the risk that the bond issuer will fail to pay interest or to repay principal in full. The index is market weighted, so that larger bond issues have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index.

ADDITIONAL INVESTMENT STRATEGIES

     Equity Funds

     The Equity Funds may invest in short-term debt securities of the same type as those held by the Money Market Fund and other kinds of short-term instruments. These help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their total assets in fixed-income securities. The Equity Funds may also manage cash by investing in money market funds or other short-term investment company securities.

     Each Equity Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. Where appropriate futures contracts do not exist, or if the Equity Funds deem advisable for other reasons, the Funds may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Equity Funds may also use ETFs for purposes other than cash management, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Equity Funds invest in ETFs or other investment companies, the Funds bear a proportionate share of expenses charged by the investment company in which they invest. To manage currency risk, these Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

52 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

     The Equity Funds can also invest in derivatives and other newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

     The Real Estate Securities Fund

     The Real Estate Securities Fund may utilize the investment strategies used by the Equity Funds that are described above, as well as the investment strategies used by the Fixed-Income Funds that are described below.

     The Fixed-Income Funds

     The Fixed-Income Funds may make certain other investments, but not as principal strategies. For example, these Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. We intend to use options and futures primarily as a hedging technique or for cash management. To manage currency risk, these Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. These Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fund’s investment objective and restrictions. Additionally, the Fixed-Income Funds may invest in other investment companies, such as ETFs, for cash management and other purposes. When invested in other investment companies, the Funds will bear their proportionate share of expenses charged by these investment companies.

     The Money Market Fund

     The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the Fund’s assets in U.S. dollar-denominated securities or other instruments maturing in 397 days or less. We cannot assure you that we will be able to maintain a stable net asset value of $1.00 per share for this Fund.

PORTFOLIO HOLDINGS

     A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Funds’ SAI.

PORTFOLIO TURNOVER

     A Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses borne by a Fund and, ultimately, by shareholders and (2) higher amounts of realized

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 53

investment gain subject to the payment of taxes shareholders. None of the Funds are subject to a specific limitation on portfolio turnover, and securities of each Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. In general, the actively-managed Equity Funds will have higher portfolio turnover rates than the Index Funds. Also certain trading strategies utilized by the Fixed-Income Funds may increase portfolio turnover. The portfolio turnover rates of the Funds during recent fiscal periods are included below under Financial Highlights.

SHARE CLASSES

     TIAA-CREF Institutional Mutual Funds offers the following share classes for investors (a Fund may not offer all classes of shares):

  Retirement Class shares are offered through accounts established by employers, or the trustees of plans sponsored by employers, in most cases through Teachers Insurance and Annuity Association of America (“TIAA”) or its affiliates, in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans. (TIAA, together with its affiliated companies, shall hereinafter be referred to as “TIAA-CREF.”) Retirement Class shares also may be offered through custody accounts established by individuals as IRAs through TIAA-CREF. Retirement Class shares generally have higher non-investment management expenses than Institutional Class shares to pay for higher administrative expenses associated with offering this class on retirement platforms.
  Institutional Class shares are available for purchase only by (1) direct investors who meet certain eligibility requirements; (2) certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”); (3) other persons, such as tuition savings or prepaid plans or insurance company separate accounts, who have entered into a contract with a TIAA- CREF Intermediary that enables them to purchase Institutional Class shares; or (4) other affiliates of TIAA-CREF that the TIAA-CREF Institutional Mutual Funds may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans.

54 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

  Retail Class shares generally are offered directly to the investing public. The Retail Class has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 through which it can reimburse the Fund’s distributor or other entities for their efforts to distribute or promote Retail Class shares. Retail Class shares generally have higher non-investment management expenses than Institutional Class shares since they have higher administrative and distribution expenses.

     Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUNDS

THE FUNDS’ INVESTMENT ADVISER

     Advisors manages the assets of TIAA-CREF Institutional Mutual Funds, under the supervision of the Board of Trustees. Advisors is an indirect wholly-owned subsidiary of TIAA. It is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds and the TIAA-CREF Mutual Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of the College Retirement Equities Fund (“CREF”). As of December 31, 2006, Advisors and Investment Management together had approximately $215 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017.

     Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors also supervises and acts as liaison among the various service providers to the Funds, such as the custodian and transfer agent.

     Advisors manages the assets of the Funds described in this prospectus pursuant to a written investment management agreement with TIAA-CREF Institutional Mutual Funds. The annual investment management fees charged under the Management Agreement with respect to each Fund are as follows:

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 55

Investment Management Fees

INTERNATIONAL EQUITY FUND*
REAL ESTATE SECURITIES FUND*
Assets Under Management (Billions)	Fee Rate (average daily net assets)
$0.0—$1.0	0.50%
Over $1.0—$2.5	0.48%
Over $2.5—$4.0	0.46%
Over $4.0	0.44%

GROWTH & INCOME FUND*
LARGE-CAP VALUE FUND*
LARGE-CAP GROWTH FUND*
Assets Under Management (Billions)	Fee Rate (average daily net assets)
$0.0—$1.0	0.45%
Over $1.0—$2.5	0.43%
Over $2.5—$4.0	0.41%
Over $4.0	0.39%

MID-CAP GROWTH FUND*
MID-CAP VALUE FUND*
SMALL-CAP EQUITY FUND*
Assets Under Management (Billions)	Fee Rate (average daily net assets)
$0.0—$0.5	0.48%
Over $0.5—$0.75	0.46%
Over $0.75—$1.00	0.44%
Over $1.0	0.42%

LARGE-CAP GROWTH INDEX FUND
LARGE-CAP VALUE INDEX FUND
EQUITY INDEX FUND
S&P 500 INDEX FUND
MID-CAP GROWTH INDEX FUND
MID-CAP VALUE INDEX FUND
MID-CAP BLEND INDEX FUND
SMALL-CAP GROWTH INDEX FUND
SMALL-CAP VALUE INDEX FUND
SMALL-CAP BLEND INDEX FUND
INTERNATIONAL EQUITY INDEX FUND
Assets Under Management (Billions)	Fee Rate (average daily net assets)
All Assets	0.04%

56 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

SOCIAL CHOICE EQUITY FUND
Assets Under Management (Billions)	Fee Rate (average daily net assets)
All Assets	0.15%

BOND FUND*
INFLATION-LINKED BOND FUND*
BOND PLUS FUND II*
Assets Under Management (Billions)	Fee Rate (average daily net assets)
$0.0—$1.0	0.30%
Over $1.0—$2.5	0.29%
Over $2.5—$4.0	0.28%
Over $4.0	0.27%

MANAGED ALLOCATION FUND II
Assets Under Management (Billions)	Fee Rate (average daily net assets)
All Assets	0.00%

SHORT-TERM BOND FUND II*
Assets Under Management (Billions)	Fee Rate (average daily net assets)
$0.0—$1.0	0.25%
Over $1.0—$2.5	0.24%
Over $2.5—$4.0	0.23%
Over $4.0	0.22%

HIGH-YIELD FUND II*
Assets Under Management (Billions)	Fee Rate (average daily net assets)
$0.0—$1.0	0.35%
Over $1.0—$2.5	0.34%
Over $2.5—$4.0	0.33%
Over $4.0	0.32%

MONEY MARKET FUND
Assets Under Management (Billions)	Fee Rate (average daily net assets)
All Assets	0.10%
*	To understand the impact of these break points, please see the Funds’ most recent shareholder report or go to www.tiaa-cref.org for the Funds’ net assets as of a relatively recent date.

A discussion regarding the basis for the Board of Trustees’ approval of each of the Funds’ investment management agreement is available in the Funds’ annual report to shareholders for the fiscal year ended September 30, 2006. For a free copy, please call 800 842-2776, visit the Funds’ website at www.tiaa-cref.org/mfs or visit the SEC’s website a www.sec.gov.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 57

PORTFOLIO MANAGEMENT TEAMS

     Each Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management teams primarily responsible for managing each Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

GROWTH & INCOME FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Susan Kempler	Stock Selection	Teachers Advisors, Inc., TIAA and	2005	1987	2005
Managing Director		its affiliates – 2005 to Present,
Citigroup Asset Management –
1997 to 2005
William M. Riegel	Portfolio	Teachers Advisors, Inc., TIAA and	1999	1979	2005
Managing Director	Risk Management	its affiliates – 1999 to Present.

INTERNATIONAL EQUITY FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Shigemi (Amy) Hatta	Stock Selection	Teachers Advisors, Inc., TIAA and	2002	1995	2007
Managing Director		its affiliates – 2002 to Present,
Merrill Lynch & Co., Inc. – 2000
to 2001
Christopher F. Semenuk	Stock Selection –	Teachers Advisors, Inc., TIAA and	1993	1987	1999
Managing Director	Europe	its affiliates – 1993 to Present
Lead Portfolio
Manager

LARGE-CAP GROWTH FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Susan Hirsch	Stock Selection	Teachers Advisors, Inc., TIAA and	2005	1975	2006
Managing Director		its affiliates – 2005 to Present,
Jennison Associates – 2000 to 2005
Gregory B. Luttrell, CFA	Stock Selection –	Teachers Advisors, Inc., TIAA and	1991	1985	2006
Managing Director	Lead Portfolio	its affiliates – 1991 to Present
Manager

58 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

LARGE-CAP VALUE FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Richard Cutler	Stock Selection –	Teachers Advisors, Inc., TIAA and	1997	1991	2002
Managing Director	Lead Portfolio	its affiliates – 1997
	Manager	to Present
Athanasios (Tom)
Kolefas, CFA	Stock Selection	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director		its affiliates – 2004 to Present,
Jennison Associates – 2000 to 2004

MID-CAP GROWTH FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Gregory B. Luttrell, CFA	Stock Selection	Teachers Advisors, Inc., TIAA and	1991	1985	2003
Managing Director		its affiliates – 1991 to Present
George (Ted) Scalise, CFA	Stock Selection –	Teachers Advisors, Inc., TIAA and	2006	1995	2006
Managing Director	Lead Portfolio	its affiliates – 2006
	Manager	to Present, Duncan-Hurst Capital
Management, L.P. – 1996 to 2006

MID-CAP VALUE FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Richard Cutler	Stock Selection	Teachers Advisors, Inc., TIAA and	1997	1991	2002
Managing Director		its affiliates – 1997 to Present
Athanasios (Tom)
Kolefas, CFA	Stock Selection –	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Lead Portfolio	its affiliates – 2004 to
	Manager	Present, Jennison Associates –
2000 to 2004

SMALL-CAP EQUITY FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Michael S. Shing, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1990	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Barclays Global Investors –
1993 to 2004

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 59

LARGE-CAP GROWTH INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

LARGE-CAP VALUE INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

EQUITY INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

60 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

S&P 500 INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to
Director	Management	Present, Mellon Capital
Management – 1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

MID-CAP GROWTH INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

MID-CAP VALUE INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 61

MID-CAP BLEND INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

SMALL-CAP GROWTH INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

SMALL-CAP VALUE INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

62 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

SMALL-CAP BLEND INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

INTERNATIONAL EQUITY INDEX FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

SOCIAL CHOICE EQUITY FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Philip James (Jim)	Quantitative	Teachers Advisors, Inc., TIAA and	2005	1991	2005
Campagna, CFA	Portfolio	its affiliates – 2005 to Present,
Director	Management	Mellon Capital Management –
1997 to 2005
Anne Sapp, CFA	Quantitative	Teachers Advisors, Inc., TIAA and	2004	1987	2004
Managing Director	Portfolio	its affiliates – 2004 to Present,
	Management	Mellon Transition Management
Services – 2001 to 2004

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 63

REAL ESTATE SECURITIES FUND
			Total Experience
			(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
David Copp	Stock Selection –	Teachers Advisors, Inc., TIAA and its	2005	1996	2005
Director	REITS	affiliates – 2005 to Present. RBC
		Capital Markets – 2002 to 2005,
		Robertson Stephens – 1999 to 2002
Thomas M. Franks, CFA	Portfolio Risk	Teachers Advisors, Inc., TIAA and	2001	1997	2006
Managing Director	Management	its affiliates – 2001 to Present
Brendan W. Lee	Stock Selection –	Teachers Advisors, Inc., TIAA and	2006	1998	2006
Associate	REITs	its affiliates – 2006 to Present,
		Clifford Partners, LLC –
		1998 to 2006

MANAGED ALLOCATION FUND II
			Total Experience
			(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
John M. Cunniff, CFA	Asset Allocation	Teachers Advisors, Inc., TIAA and	2006	1992	2006
Managing Director		its affiliates – 2006 to Present,
		Morgan Stanley Investment
		Management – 2001 to 2006
Hans L. Erickson, CFA	Asset Allocation	Teachers Advisors, Inc., TIAA and	1996	1988	2006
Managing Director		its affiliates – 1996 to Present
Pablo Mitchell	Asset Allocation	Teachers Advisors, Inc., TIAA and	2004	2002	2006
Associate		its affiliates – 2004 to Present,
		Thomson Vestek – 2002 to 2003

64 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

BOND FUND
			Total Experience
			(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
John M. Cerra	Fixed Income	Teachers Advisors, Inc., TIAA and	1985	1985	2003
Managing Director	Security Selection –	its affiliates – 1985 to Present
	Lead Portfolio
	Manager
Richard W. Cheng	Fixed Income	Teachers Advisors, Inc., TIAA and	1997	1991	2001
Director	Security Selection/	its affiliates – 1997 to Present
	Trading – Corporate
	Bonds
Stephen Liberatore, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	2004	1994	2004
Managing Director	Security Selection –	its affiliates – 2004 to Present,
	Corporate Bonds	Nationwide Mutual Insurance
		Company – 2003 to 2004, Protective
		Life Corporation – 1999 to 2002
Steven Raab, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	1991	1991	2004
Director	Security Selection/	its affiliates – 1991 to Present
	Trading – MBS,
	CMBS & ABS

BOND PLUS FUND II
			Total Experience
			(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
John M. Cerra	Fixed Income	Teachers Advisors, Inc., TIAA and	1985	1985	2006
Managing Director	Security Selection –	its affiliates – 1985 to Present
	Lead Portfolio
	Manager
Richard W. Cheng	Fixed Income	Teachers Advisors, Inc., TIAA and	1997	1991	2006
Director	Security Selection/	its affiliates – 1997 to Present
	Trading – Corporate
	Bonds
Stephen Liberatore, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	2004	1994	2006
Managing Director	Security Selection –	its affiliates – 2004 to Present,
	Corporate Bonds	Nationwide Mutual Insurance
		Company – 2003 to 2004,
		Protective Life Corporation –
		1999 to 2002
Steven Raab, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	1991	1991	2006
Director	Security Selection/	its affiliates – 1991 to Present
	Trading – MBS,
	CMBS & ABS

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 65

SHORT-TERM BOND FUND II
			Total Experience
			(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
John M. Cerra	Fixed Income	Teachers Advisors, Inc., TIAA and	1985	1985	2006
Managing Director	Security Selection –	its affiliates – 1985 to Present
	Lead Portfolio
	Manager
Richard W. Cheng	Fixed Income	Teachers Advisors, Inc., TIAA and	1997	1991	2006
Director	Security Selection/	its affiliates – 1997 to Present
	Trading – Corporate
	Bonds
Stephen Liberatore, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	2004	1994	2006
Managing Director	Security Selection –	its affiliates – 2004 to Present,
	Coporate Bonds	Nationwide Mutual Insurance
		Company – 2003 to 2004,
		Protective Life Corporation –
		1999 to 2002
Steven Raab, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	1991	1991	2006
Director	Security Selection/	its affiliates – 1991 to Present
	Trading – MBS,
	CMBS & ABS

HIGH-YIELD FUND II
			Total Experience
			(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Michael J. Ainge, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	1998	1992	2006
Director	Security Selection –	its affiliates – 1998 to Present
	Research
Jean C. Lin, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	1994	1994	2006
Director	Security Selection –	its affiliates – 1994 to Present
	Research
Kevin R. Lorenz, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	1987	1987	2006
Managing Director	Security Selection –	its affiliates – 1987 to Present
	Lead Portfolio
	Manager
John G. Morriss	Fixed Income	Teachers Advisors, Inc., TIAA and	1998	1990	2006
Director	Security Selection –	its affiliates – 1998 to Present
	Research
Richard J. Tanner, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	1996	1988	2006
Director	Security Selection –	its affiliates – 1996 to Present
	Research

66 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

INFLATION-LINKED BOND FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Steven I. Traum	Fixed Income	Teachers Advisors, Inc., TIAA and	1983	1980	2004
Managing Director	Security Selection –	its affiliates – 1983 to Present
Trader/Research

MONEY MARKET FUND
Total Experience
(since dates
	Portfolio Role/		specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team
Michael F. Ferraro, CFA	Fixed Income	Teachers Advisors, Inc., TIAA and	1998	1974	1999
Director	Security Selection –	its affiliates – 1998 to Present
Trader/Research

     The Funds’ SAI provides additional disclosure about the compensation structure of each of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Funds they manage.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 67

OTHER SERVICES

     The Funds have a separate service agreement with Advisors (the “Retirement Class Service Agreement”) to pay for certain administrative costs associated with offering Retirement Class shares on retirement plan platforms. Under the Retirement Class Service Agreement, the Retirement Class of each Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

     TPIS distributes each Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of each Fund. TPIS may seek reimbursement under the distribution plan to pay such other intermediaries for expenses incurred in the sale and promotion of Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of their own assets to support the distribution of Retirement or Institutional Class shares. Payments to intermediaries may include payments to certain third party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

     Advisors, at its own expense, also pays Services a retirement services administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate Services for administering Retirement Class shares held on its retirement platform.

CALCULATING SHARE PRICE

     Each Fund determines its net asset value (“NAV”) per share, or share price, of a Fund on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for each Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). Fund shares are not priced on days that the NYSE is closed. Each Fund’s NAV is computed by dividing the value of the Fund’s assets, less its liabilities, and its NAV per share is computed by dividing its NAV allocable to each share class, by the number of outstanding shares of that class.

     If a Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

     For Funds other than the Money Market Fund, we usually use market quotations or independent pricing services to value securities and other instruments held by the Funds. If market quotations or independent pricing

68 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

services are not readily available, we will use a security’s “fair value,” as determined in good faith by or under the direction of the Board of Trustees. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. For example, we might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before a Fund’s NAV is calculated. The use of fair value pricing may result in changes to the prices of portfolio securities that are used to calculate a Fund’s NAV.

     Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur, for instance, where there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust to the price levels in the U.S. when their markets open the next day. In these cases, we may fair value certain foreign securities when we feel the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Fund to the detriment of longer-term shareholders, it does eliminate some of the certainty in pricing obtained by using actual market close prices.

     Our fair value pricing procedures provide, among other things, for us to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. We also examine the prices of individual securities to determine, among other things, whether their price reflects fair value at the close of the NYSE based on market movements. Additionally, we may fair value domestic securities when we feel the last market quotation is not readily available or we feel it does not represent the fair value of that security.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 69

     Money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

     To calculate the Money Market Fund’s NAV per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

70 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

DIVIDENDS AND DISTRIBUTIONS

     Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The following table shows how often we plan to pay dividends on each Fund:

Fund	Dividend Paid
Growth & Income Fund	Quarterly
International Equity Fund	Annually
Large-Cap Growth Fund	Annually
Large-Cap Value Fund	Annually
Mid-Cap Growth Fund	Annually
Mid-Cap Value Fund	Annually
Small-Cap Equity Fund	Annually
Large-Cap Growth Index Fund	Annually
Large-Cap Value Index Fund	Annually
Equity Index Fund	Annually
S&P 500 Index Fund	Annually
Mid-Cap Growth Index Fund	Annually
Mid-Cap Value Index Fund	Annually
Mid-Cap Blend Index Fund	Annually
Small-Cap Growth Index Fund	Annually
Small-Cap Value Index Fund	Annually
Small-Cap Blend Index Fund	Annually
International Equity Index Fund	Annually
Social Choice Equity Fund	Annually
Real Estate Securities Fund	Quarterly
Managed Allocation Fund II	Quarterly
Bond Fund	Monthly
Bond Plus Fund II	Monthly
Short-Term Bond Fund II	Monthly
High-Yield Fund II	Monthly
Inflation-Linked Bond Fund	Quarterly
Money Market Fund	Monthly

     Although we pay dividends monthly from the Money Market Fund, these dividends are calculated and declared daily.

     We intend to pay net capital gains from Funds that have them once a year.

     Dividends and capital gain distributions paid to holders of Retirement Class shares of a Fund will automatically be reinvested in additional shares of the Fund.

     We make distributions for each Fund on a per share basis to the shareholders of record on the Fund’s distribution date. We do this regardless of how long the shares have been held.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 71

TAXES

     Generally, individuals are not subject to federal income tax in connection with Retirement Class shares they hold (or that are hold on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax adviser.

     If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 28 percent of all the distributions and redemption proceeds paid from your account. We are also required to begin backup withholding if instructed by the IRS to do so.

     There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment in some types of instruments.

     This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax adviser about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

YOUR ACCOUNT: BUYING, SELLING
OR EXCHANGING SHARES

RETIREMENT CLASS SHARES
HOW TO PURCHASE SHARES

     Eligible Retirement Class Investors

     Retirement Class shares of the Funds are offered exclusively through accounts established by employers, or the trustees of plans sponsored by employers, in most cases through TIAA-CREF, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code. Retirement Class shares also may be offered through custody accounts established by individuals as IRAs pursuant to section 408 of the Code.

     Starting Out

     If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Funds offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

72 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

     Purchase of Retirement Class Shares

     You may direct the purchase of Retirement Class shares of the Funds by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to a particular Fund or Funds offering Retirement Class shares (see “Allocating Retirement Contributions to a Fund” below). You may also direct the purchase of Retirement Class shares of the Funds by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

     There is currently no minimum investment requirement for Retirement Class shares. We also do not currently restrict the frequency of investments made in the Funds by participant accounts, although we reserve the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. We accept purchase payments only in U.S. dollars. Each investment in your participant account must be for a specified dollar amount. We do not accept purchase requests specifying a certain price, date, or number of shares.

     We have the right to reject your custody application and to refuse to sell additional Retirement Class shares of any Fund to any investor for any reason. We treat all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below). We may suspend or terminate the offering of Retirement Class shares of one or more Funds to your employer’s plan.

     Allocating Retirement Contributions to a Fund

     If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Funds by completing an account application or enrollment form (paper or online) and selecting the Funds you wish to invest in and the amounts you wish to contribute to the Funds. You may be able to change your allocation for future contributions by:

  using the TIAA-CREF Web Center at www.tiaa-cref.org;
  calling our Automated Telephone Service (available 24 hours a day) at 800 842-2252;
  calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m.
  Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;
  faxing us at: 800 914-8922; or
  writing to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 73

     Opening an IRA or Keogh Account

     Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call our Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. We reserve the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of certain Funds.

     Verifying Your Identity

     Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

HOW TO EXCHANGE SHARES

     General Information About Exchanges for Retirement Class Shares

     Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of a Fund for Retirement Class shares of another Fund available under the plan. An “exchange” means:

  a sale of Retirement Class shares of one Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another Fund for your account;
  a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of a Fund for your participant, IRA or Annuity account;
  a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, a TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

     You can make exchanges in any of the following ways:

  using the TIAA-CREF Web Center at www.tiaa-cref.org;
  calling our Automated Telephone Service (available 24 hours a day) at 800 842-2252;

74 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

  calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m.
  Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;
  faxing us at: 800 914-8922; or
  writing to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201.

     We may, in our sole discretion, reject any exchange request for any reason and modify, suspend, or terminate the exchange privilege at any time.

HOW TO REDEEM SHARES

     Retirement Class Investors

     You may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan. A redemption can be part of an exchange. If it is, follow the procedures in the “How to Exchange Shares” section above. Otherwise, to request a redemption, you can do one of the following:

  call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;
  fax us at: 800 914-8922; or
  write to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201

     You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

     We accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will be returned.

     Pursuant to your instructions, we reinvest redemption proceeds in (1) Retirement Class shares of other Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Funds’ transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If you request a redemption shortly after a recent purchase of Retirement Class shares by check, we may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, we will send the proceeds by check to the address, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct us by letter with a signature guarantee.

     We also may postpone payment of redemption proceeds if a Fund does not redeem shares tendered by us for redemption. This can happen if: (1) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (2) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of Fund shareholders.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 75

     In-Kind Redemptions of Shares

     The Fund, in its sole discretion, may pay “in kind” any redemption requests made on your behalf that exceed the lesser of $250,000 or 1% of the Fund’s total assets during any 90-day period. A payment “in kind” means a payment of a portion of the Fund’s portfolio securities instead of cash. In such an event, we will distribute these securities to you from your participant account. If you have an IRA custody account, we will leave these securities in your account.

OTHER INVESTOR INFORMATION

     Good Order. Purchase, redemption and exchange requests from participants and IRA account owners are not processed until they are received by us in good order. “Good order” means actual receipt, by the Funds’ transfer agent (or other authorized Fund agent), of the order along with all information and supporting legal documentation necessary to effect the transaction.

     Except as otherwise described below for the International Funds, if the Funds’ transfer agent (or other authorized Fund agent) receives your purchase, redemption or exchange order for Retirement Class shares in connection with your participant or IRA custody account anytime before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time), the transaction will be executed using the NAV per share for that day.

     Customer Complaints. Customer complaints may be directed to TIAA-CREF Institutional Mutual Funds, 730 Third Ave., New York, NY 10017-3206, attention: Director, Mutual Fund Distribution Services.

     TIAA-CREF Web Center and Telephonic Transactions. We are not liable for losses from unauthorized TIAA-CREF Web Center and telephonic transactions so long as we follow reasonable procedures designed to verify the identity of the person effecting the transaction. We take the following precautions to ensure your instructions are genuine. We require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. We also tape record telephone instructions and provide written confirmations of such instructions. We accept all telephone instructions that we reasonably believe are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. We may suspend or terminate Internet or telephone transaction facilities at any time, for any reason.

MARKET TIMING/EXCESSIVE TRADING POLICY

     There are shareholders who may try to profit from making exchanges back and forth among the Funds, in an effort to “time” the market. As money is shifted in and out of the Funds, they incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if you make more than three

76 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

exchanges with respect to any TIAA-CREF account or Retirement Class shares of any Fund in a calendar month (except the CREF Money Market Account), you will be advised that if this exchange activity continues, we will suspend your ability to make exchanges by telephone, fax or Internet for a six-month period.

     In addition, you may not make electronic exchanges (i.e., by telephone, fax or Internet) involving the International Equity Fund or the International Equity Index Fund (collectively, the “International Funds”) between 2:30 p.m. and 4:00 p.m. Eastern Time. All exchange requests made during this period will be rejected. Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time or the close of the NYSE, if earlier.

     In addition to these specific policies, we can suspend or terminate your ability to transact by telephone, fax or over the Internet at any time, for any reason, including to prevent market timing. We also reserve the right to reject any exchange request that we regard as disruptive to the Funds’’ efficient portfolio management. An exchange request could be rejected or electronic trading privileges suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because we have discretion in applying these policies, it is possible that similar exchange activity could be handled differently because of the surrounding circumstances.

     We also fair value price our international portfolio securities when necessary to assure that the Fund prices accurately reflect the value of the portfolio securities held by the Funds as of 4:00 p.m., thereby minimizing any potential stale price arbitrage by market timers.

     The Funds seek to apply their specifically defined market timing policies and procedures uniformly to all Retirement Class shareholders, and not to make exceptions with respect to these policies and procedures. We make reasonable efforts to apply these policies and procedures to shareholders who own Retirement Class shares through omnibus accounts. We have the right to modify our market timing policies at any time without advance notice.

     The Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

     Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices.

ELECTRONIC PROSPECTUSES

     If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 77

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Common stock, preferred stock, and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income Securities: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); and preferred stock or other non-equity securities that pay dividends.

Foreign Investments: Securities of foreign issuers, securities or contracts traded or acquired in foreign markets or on foreign exchanges, or securities or contracts payable or denominated in foreign currencies.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally-recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

78 | Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

FINANCIAL HIGHLIGHTS

     The Financial Highlights table is intended to help you understand the Funds’ financial performance for the past five years (or, if a Fund has not been in operation for five years, since commencement of operations). Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

     PricewaterhouseCoopers LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of the Funds for each of the periods presented in the two-year period ended September 30, 2006. Their report appears in TIAA-CREF Institutional Mutual Funds’ Annual Report, which is available without charge upon request. Information reported for fiscal periods before 2005 was audited by the Funds’ former independent registered public accounting firm.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus | 79

Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Growth & Income Fund

	Retirement Class				Institutional Class					Retail Class

										For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	For the Years Ended September 30,				For the Years Ended September 30,

	2006	2005	2004	2003 (c)	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$9.12	$8.16	$7.39	$6.14	$9.05	$8.12	$7.36	$6.14	$7.91	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.12	0.13	0.10	0.07	0.14	0.18	0.12	0.10	0.09	0.08
Net realized and unrealized gain (loss) on total investments	0.77	0.95	0.75	1.22	0.76	0.93	0.76	1.22	(1.78)	0.24

Total gain (loss) from investment operations	0.89	1.08	0.85	1.29	0.90	1.11	0.88	1.32	(1.69)	0.32

Less distributions from:
Net investment income	(0.11)	(0.12)	(0.08)	(0.04)	(0.15)	(0.18)	(0.12)	(0.10)	(0.08)	(0.05)
Net realized gains	(1.14)	—	—	—	(0.14)	—	—	—	—	—

Total distributions	(1.25)	(0.12)	(0.08)	(0.04)	(1.29)	(0.18)	(0.12)	(0.10)	(0.08)	(0.05)

Net asset value, end of period	$8.76	$9.12	$8.16	$7.39	$8.66	$9.05	$8.12	$7.36	$6.14	$10.27

TOTAL RETURN	10.62%	13.32%	11.47%	21.14%	10.87%	13.70%	11.89%	21.62%	(21.51)%	3.22%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$86,918	$58,731	$35,874	$8,027	$97,494	$141,199	$625,503	$505,404	$376,529	$2,632
Ratio of expenses to average net assets before expense waiver and reimbursement	0.74%	0.46%	0.53%	0.48%	0.42%	0.15%	0.14%	0.15%	0.29%	4.10	%(b)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.40%	0.46%	0.44%	0.47%	0.13%	0.15%	0.14%	0.14%	0.22%	0.43	%(b)
Ratio of net investment income to average net assets	1.36%	1.43%	1.17%	1.02%	1.58%	2.04%	1.46%	1.48%	1.18%	1.53	%(b)
Portfolio turnover rate	133%	223%	77%	150%	133%	223%	77%	150%	128%	133%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The Retirement Class commenced operations on October 1, 2002.

80 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class	TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	| 81

Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	International Equity Fund

	Retirement Class				Institutional Class					Retail Class

										For the Period March 31, 2006 (commencement of operations) to September 30, 2006
	For the Years Ended September 30,				For the Years Ended September 30,

	2006	2005	2004	2003 (c)	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.41	$10.49	$8.65	$6.86	$12.17	$10.29	$8.56	$6.86	$8.08	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.16	0.19	0.17	0.13	0.19	0.21	0.20	0.17	0.15	0.05
Net realized and unrealized gain (loss) on total investments	2.13	2.40	1.69	1.66	2.15	2.43	1.69	1.65	(1.29)	0.58

Total gain (loss) from investment operations	2.29	2.59	1.86	1.79	2.34	2.64	1.89	1.82	(1.14)	0.63

Less distributions from:
Net investment income	(0.14)	(0.11)	(0.02)	—	(0.22)	(0.20)	(0.16)	(0.12)	(0.08)	—
Net realized gains	(0.84)	(0.56)	—	—	(0.84)	(0.56)	—	—	—	—

Total distributions	(0.98)	(0.67)	(0.02)	—	(1.06)	(0.76)	(0.16)	(0.12)	(0.08)	—

Net asset value, end of period	$13.72	$12.41	$10.49	$8.65	$13.45	$12.17	$10.29	$8.56	$6.86	$10.63

TOTAL RETURN	19.68%	25.34%	21.45%	26.15%	20.60%	26.45%	22.17%	26.90%	(14.28)%	6.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$519,870	$231,867	$77,400	$9,863	$649,747	$668,009	$528,959	$370,026	$205,899	$13,943
Ratio of expenses to average net assets before expense waiver and reimbursement	0.76%	0.56%	0.58%	0.61%	0.45%	0.21%	0.20%	0.27%	0.44%	1.36	%(b)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.74%	0.56%	0.55%	0.54%	0.45%	0.21%	0.20%	0.20%	0.29%	0.80	%(b)
Ratio of net investment income to average net assets	1.27%	1.67%	1.63%	1.61%	1.48%	1.89%	1.98%	2.20%	1.80%	0.94	%(b)
Portfolio turnover rate	164%	147%	151%	156%	164%	147%	151%	156%	78%	164%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The Retirement Class commenced operations on October 1, 2002.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Growth Fund

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.03		0.05		0.03
Net realized and unrealized gain (loss) on total investments	(0.36)		(0.37)		(0.36)

Total gain (loss) from investment operations	(0.33)		(0.32)		(0.33)

Less distributions from:
Net investment income	—		—		—
Net realized gains	—		—		—

Total distributions	—		—		—

Net asset value, end of period	$9.67		$9.68		$9.67

TOTAL RETURN	(3.30	)%(c)	(3.20	)%(c)	(3.30	)%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,145		$12,465		$2,196
Ratio of expenses to average net assets before expense waiver and reimbursement	6.76	%(b)	1.97	%(b)	5.35	%(b)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.38	%(b)	0.13	%(b)	0.43	%(b)
Ratio of net investment income to average net assets	0.69	%(b)	0.97	%(b)	0.61	%(b)
Portfolio turnover rate	81%		81%		81%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Fund

	Retirement Class					Institutional Class					Retail Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,					For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.43	$13.41	$11.55	$9.16	$10.00	$14.41	$13.40	$11.59	$9.16	$10.00	$14.17	$13.25	$11.52	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.23	0.26	0.24	0.21	0.01	0.27	0.30	0.28	0.25	0.01	0.25	0.26	0.24	0.22	0.01
Net realized and unrealized gain (loss) on total investments	1.75	1.90	2.23	2.24	(0.85)	1.75	1.92	2.22	2.22	(0.85)	1.71	1.88	2.21	2.20	(0.85)

Total gain (loss) from investment operations	1.98	2.16	2.47	2.45	(0.84)	2.02	2.22	2.50	2.47	(0.84)	1.96	2.14	2.45	2.42	(0.84)

Less distributions from:
Net investment income	(0.25)	(0.16)	(0.06)	(0.06)	—	(0.22)	(0.23)	(0.14)	(0.04)	—	(0.29)	(0.24)	(0.17)	(0.06)	—
Net realized gains	(0.48)	(0.98)	(0.55)	—	—	(0.48)	(0.98)	(0.55)	—	—	(0.48)	(0.98)	(0.55)	—	—

Total distributions	(0.73)	(1.14)	(0.61)	(0.06)	—	(0.70)	(1.21)	(0.69)	(0.04)	—	(0.77)	(1.22)	(0.72)	(0.06)	—

Net asset value, end of period	$15.68	$14.43	$13.41	$11.55	$9.16	$15.73	$14.41	$13.40	$11.59	$9.16	$15.36	$14.17	$13.25	$11.52	$9.16

TOTAL RETURN	$14.21%	16.23%	21.59%	26.94%	(8.40)%	14.47%	16.73%	21.96%	26.98%	(8.40)%	14.35%	16.35%	21.67%	26.47%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$257,287	$159,064	$69,314	$9,943	$92	$215,614	$216,512	$31,289	$14,822	$92	$198,739	$170,748	$137,166	$85,349	$18,135
Ratio of expenses to average net assets before expense waiver and reimbursement	0.68%	0.48%	0.51%	0.54%	0.03%	0.38%	0.14%	0.17%	0.21%	0.01%	0.53%	0.44%	0.49%	0.51%	0.03%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.67%	0.48%	0.48%	0.47%	0.03%	0.38%	0.14%	0.14%	0.14%	0.01%	0.53%	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets	1.54%	1.82%	1.87%	1.89%	0.09%	1.84%	2.11%	2.20%	2.31%	0.11%	1.69%	1.87%	1.89%	1.99%	0.09%
Portfolio turnover rate	115%	113%	154%	185%	25%	115%	113%	154%	185%	25%	115%	113%	154%	185%	25%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Fund

	Retirement Class									Institutional Class						Retail Class

									For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)								For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,									For the Years Ended September 30,						For the Years Ended September 30,

	2006		2005		2004		2003			2006	2005	2004	2003			2006	2005		2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.88		$14.23		$12.97		$9.21		$10.00	$17.01	$14.30	$13.02	$9.21		$10.00	$16.89	$14.23		$12.98		$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.02		0.01		(0.00	)(c)	(0.00	)(c)	0.00 (c)	0.06	0.06	0.05	0.04		0.00 (c)	0.02	0.01		0.00	(c)	0.00	(c)	0.00 (c)
Net realized and unrealized gain (loss) on total investments	0.39		3.31		1.76		3.76		(0.79)	0.41	3.33	1.76	3.77		(0.79)	0.40	3.32		1.75		3.77		(0.79)

Total gain (loss) from investment operations	0.41		3.32		1.76		3.76		(0.79)	0.47	3.39	1.81	3.81		(0.79)	0.42	3.33		1.75		3.77		(0.79)

Less distributions from:
Net investment income	(0.00	)(c)	(0.00	)(c)	—		(0.00	)(c)	—	(0.02)	(0.01)	(0.03)	—		—	(0.01)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—
Net realized gains	(0.45)		(0.67)		(0.50)		(0.00	)(c)	—	(0.45)	(0.67)	(0.50)	(0.00	)(c)	—	(0.45)	(0.67)		(0.50)		(0.00	)(c)	—

Total distributions	(0.45)		(0.67)		(0.50)		(0.00	)(c)	—	(0.47)	(0.68)	(0.53)	(0.00)		—	(0.46)	(0.67)		(0.50)		(0.00	)(c)	—

Net asset value, end of period	$16.84		$16.88		$14.23		$12.97		$9.21	$17.01	$17.01	$14.30	$13.02		$9.21	$16.85	$16.89		$14.23		$12.98		$9.21

TOTAL RETURN	2.42%		23.72%		13.48%		40.96%		(7.90)%	2.72%	24.12%	13.88%	41.37%		(7.90)%	2.37%	23.80%		13.48%		40.96%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$164,771		$131,943		$74,600		$25,519		$92	$34,088	$20,808	$3,684	$1,887		$92	$68,416	$62,481		$48,508		$22,004		$9,025
Ratio of expenses to average net assets before expense reimbursement	0.72%		0.48%		0.54%		0.73%		0.03%	0.50%	0.15%	0.17%	0.39%		0.01%	0.68%	0.44%		0.51%		0.69%		0.03%
Ratio of expenses to average net assets after expense reimbursement	0.69%		0.48%		0.48%		0.47%		0.03%	0.43%	0.15%	0.14%	0.14%		0.01%	0.68%	0.44%		0.44%		0.44%		0.03%
Ratio of net investment income (loss) to average net assets	0.13%		0.06%		(0.01)%		(0.02)%		0.02%	0.36%	0.39%	0.32%	0.31%		0.04%	0.13%	0.09%		0.02%		0.01%		0.02%
Portfolio turnover rate	147%		115%		148%		162%		19%	147%	115%	148%	162%		19%	147%	115%		148%		162%		19%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	Amount represents less than $0.01 per share.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Fund

	Retirement Class					Institutional Class					Retail Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,					For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$17.52	$14.38	$11.95	$9.03	$10.00	$17.57	$14.44	$12.02	$9.03	$10.00	$17.36	$14.27	$11.97	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.21	0.25	0.21	0.18	0.01	0.26	0.30	0.26	0.22	0.01	0.22	0.25	0.22	0.19	0.01
Net realized and unrealized gain (loss) on total investments	1.87	3.60	2.73	2.80	(0.98)	1.87	3.62	2.74	2.81	(0.98)	1.85	3.57	2.71	2.80	(0.98)

Total gain (loss) from investment operations	2.08	3.85	2.94	2.98	(0.97)	2.13	3.92	3.00	3.03	(0.97)	2.07	3.82	2.93	2.99	(0.97)

Less distributions from:
Net investment income	(0.21)	(0.14)	(0.06)	(0.06)	—	(0.23)	(0.22)	(0.13)	(0.04)	—	(0.22)	(0.16)	(0.18)	(0.05)	—
Net realized gains	(0.88)	(0.57)	(0.45)	—	—	(0.88)	(0.57)	(0.45)	—	—	(0.87)	(0.57)	(0.45)	—	—

Total distributions	(1.09)	(0.71)	(0.51)	(0.06)	—	(1.11)	(0.79)	(0.58)	(0.04)	—	(1.09)	(0.73)	(0.63)	(0.05)	—

Net asset value, end of period	$18.51	$17.52	$14.38	$11.95	$9.03	$18.59	$17.57	$14.44	$12.02	$9.03	$18.34	$17.36	$14.27	$11.97	$9.03

TOTAL RETURN	12.42%	27.20%	24.82%	33.27%	(9.70)%	12.68%	27.63%	25.36%	33.63%	(9.70)%	12.51%	27.23%	24.89%	33.29%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$318,024	$266,360	$92,268	$15,669	$90	$38,173	$25,868	$8,042	$4,009	$90	$125,871	$95,608	$40,706	$9,476	$8,852
Ratio of expenses to average net assets before expense reimbursement	0.69%	0.48%	0.52%	0.65%	0.03%	0.47%	0.15%	0.17%	0.32%	0.01%	0.63%	0.44%	0.51%	0.62%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.68%	0.48%	0.48%	0.47%	0.03%	0.43%	0.15%	0.14%	0.14%	0.01%	0.63%	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets	1.20%	1.50%	1.54%	1.52%	0.12%	1.46%	1.82%	1.88%	2.05%	0.14%	1.25%	1.53%	1.58%	1.83%	0.11%
Portfolio turnover rate	131%	110%	173%	215%	15%	131%	110%	173%	215%	15%	131%	110%	173%	215%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Equity Fund

	Retirement Class						Institutional Class						Retail Class

						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,						For the Years Ended September 30,						For the Years Ended September 30,

	2006	2005	2004		2003		2006	2005	2004		2003		2006	2005	2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.71	$14.20	$12.62		$9.27	$10.00	$15.84	$14.29	$12.68		$9.27	$10.00	$15.65	$14.15	$12.64		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.06	0.12	0.09		0.11	0.01	0.10	0.17	0.14		0.14	0.02	0.07	0.14	0.12		0.12	0.02
Net realized and unrealized gain (loss) on total investments	1.40	2.19	2.46		3.28	(0.74)	1.41	2.20	2.48		3.29	(0.75)	1.39	2.19	2.45		3.29	(0.75)

Total gain (loss) from investment operations	1.46	2.31	2.55		3.39	(0.73)	1.51	2.37	2.62		3.43	(0.73)	1.46	2.33	2.57		3.41	(0.73)

Less distributions from:
Net investment income	(0.11)	(0.10)	(0.04)		(0.04)	—	(0.11)	(0.12)	(0.08)		(0.02)	—	(0.12)	(0.13)	(0.13)		(0.04)	—
Net realized gains	(1.33)	(0.70)	(0.93)		—	—	(1.33)	(0.70)	(0.93)		—	—	(1.33)	(0.70)	(0.93)		—	—

Total distributions	(1.44)	(0.80)	(0.97)		(0.04)	—	(1.44)	(0.82)	(1.01)		(0.02)	—	(1.45)	(0.83)	(1.06)		(0.04)	—

Net asset value, end of period	$15.73	$15.71	$14.20	(c)	$12.62	$9.27	$15.91	$15.84	$14.29	(c)	$12.68	$9.27	$15.66	$15.65	$14.15	(c)	$12.64	$9.27

TOTAL RETURN	9.90%	16.35%	20.53	%(c)	36.65%	(7.30)%	10.15%	16.69%	20.98	%(c)	37.12%	(7.30)%	9.97%	16.55%	20.70	%(c)	36.90%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$216,828	$170,413	$116,445		$29,036	$93	$115,273	$116,652	$45,429		$18,702	$93	$85,719	$71,400	$61,937		$28,139	$18,351
Ratio of expenses to average net assets before expense reimbursement	0.72%	0.48%	0.54%		0.95%	0.03%	0.43%	0.15%	0.20%		0.62%	0.01%	0.61%	0.32%	0.38%		0.78%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.69%	0.48%	0.48%		0.47%	0.03%	0.41%	0.15%	0.14%		0.14%	0.01%	0.61%	0.30%	0.30%		0.30%	0.02%
Ratio of net investment income to average net assets	0.39%	0.78%	0.68%		0.89%	0.15%	0.66%	1.11%	1.03%		1.25%	0.17%	0.48%	0.97%	0.87%		1.10%	0.16%
Portfolio turnover rate	264%	273%	295%		328%	15%	264%	273%	295%		328%	15%	264%	273%	295%		328%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Growth Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$11.47	$10.56	$11.60	$9.29	$10.00	$11.33	$10.48	$11.63	$9.29	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.10	0.12	0.05	0.07	0.01	0.13	0.12	0.11	0.11	0.01
Net realized and unrealized gain (loss) on total investments	0.53	1.04	0.82	2.27	(0.72)	0.54	1.07	0.80	2.27	(0.72)

Total gain (loss) from investment operations	0.63	1.16	0.87	2.34	(0.71)	0.67	1.19	0.91	2.38	(0.71)

Less distributions from:
Net investment income	(0.12)	(0.06)	(0.06)	(0.03)	—	(0.09)	(0.15)	(0.21)	(0.04)	—
Net realized gains	(0.07)	(0.19)	(1.85)	—	—	(0.07)	(0.19)	(1.85)	—	—

Total distributions	(0.19)	(0.25)	(1.91)	(0.03)	—	(0.16)	(0.34)	(2.06)	(0.04)	—

Net asset value, end of period	$11.91	$11.47	$10.56	$11.60	$9.29	$11.84	$11.33	$10.48	$11.63	$9.29

TOTAL RETURN	5.53%	11.04%	7.03%	25.21%	(7.10)%	5.94%	11.41%	7.35%	25.68%	(7.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$42,719	$22,402	$18,405	$200	$93	$552,918	$464,761	$35,800	$34,647	$60,298
Ratio of expenses to average net assets before expense reimbursement	0.43%	0.43%	0.52%	0.46%	0.03%	0.08%	0.08%	0.11%	0.13%	0.01%
Ratio of expenses to average net assets after expense waiver reimbursement	0.36%	0.43%	0.42%	0.41%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.86%	1.04%	0.46%	0.68%	0.10%	1.14%	1.08%	0.97%	1.02%	0.12%
Portfolio turnover rate	40%	61%	19%	19%	0%	40%	61%	19%	19%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.52	$13.07	$11.38	$9.26	$10.00	$14.50	$13.05	$11.41	$9.26	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.32	0.29	0.25	0.23	0.01	0.36	0.34	0.29	0.26	0.01
Net realized and unrealized gain (loss) on total investments	1.68	1.79	1.98	1.96	(0.75)	1.68	1.77	1.99	1.97	(0.75)

Total gain (loss) from investment operations	2.00	2.08	2.23	2.19	(0.74)	2.04	2.11	2.28	2.23	(0.74)

Less distributions from:
Net investment income	(0.11)	(0.24)	(0.21)	(0.07)	—	(0.29)	(0.27)	(0.31)	(0.08)	—
Net realized gains	(0.32)	(0.39)	(0.33)	—	—	(0.32)	(0.39)	(0.33)	—	—

Total distributions	(0.43)	(0.63)	(0.54)	(0.07)	—	(0.61)	(0.66)	(0.64)	(0.08)	—

Net asset value, end of period	$16.09	$14.52	$13.07	$11.38	$9.26	$15.93	$14.50	$13.05	$11.41	$9.26

TOTAL RETURN	14.14%	16.18%	19.82%	23.77%	(7.40)%	14.54%	16.50%	20.25%	24.20%	(7.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$37,069	$778	$200	$161	$93	$518,223	$433,383	$142,252	$89,164	$55,488
Ratio of expenses to average net assets before expense reimbursement	0.51%	0.44%	0.97%	0.48%	0.03%	0.08%	0.08%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.35%	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	2.10%	2.07%	1.99%	2.17%	0.12%	2.45%	2.42%	2.34%	2.49%	0.15%
Portfolio turnover rate	49%	65%	44%	63%	0%	49%	65%	44%	63%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Equity Index Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006 (b)							For the Period March 31, 2006 (commencement of operations) to September 30, 2006

			For the Years Ended September 30,

			2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$9.97	$8.85	$8.07	$6.48	$8.06	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.07		0.17	0.18	0.15	0.13	0.11	0.08
Net realized and unrealized gain (loss) on total investments	0.17		0.78	1.09	0.99	1.53	(1.63)	0.17

Total gain (loss) from investment operations	0.24		0.95	1.27	1.14	1.66	(1.52)	0.25

Less distributions from:
Net investment income	—		(0.17)	(0.15)	(0.29)	(0.05)	(0.06)	—
Net realized gains	—		(0.66)	—	(0.07)	(0.02)	—	—

Total distributions	—		(0.83)	(0.15)	(0.36)	(0.07)	(0.06)	—

Net asset value, end of period	$10.24		$10.09	$9.97	$8.85	$8.07	$6.48	$10.25

TOTAL RETURN	2.40%		10.08%	14.40%	14.17%	25.79%	(19.04)%	2.50%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,909		$633,027	$606,341	$766,707	$1,355,731	$419,771	$7,115
Ratio of expenses to average net assets before expense waiver and reimbursement	4.07	%(c)	0.08%	0.09%	0.08%	0.09%	0.27%	1.49	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.34	%(c)	0.08%	0.09%	0.08%	0.08%	0.17%	0.24	%(c)
Ratio of net investment income to average net assets	1.39	%(c)	1.74%	1.94%	1.67%	1.71%	1.41%	1.53	%(c)
Portfolio turnover rate	32%		32%	24%	26%	5%	14%	32%

(a)	Based on average shares outstanding.

(b)	The percentages shown for the period are annualized.

(c)	The percentages shown for the period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	S&P 500 Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.08	$12.95	$11.48	$9.32	$10.00	$14.08	$12.92	$11.52	$9.32	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.23	0.22	0.17	0.14	0.01	0.27	0.26	0.21	0.18	0.01
Net realized and unrealized gain (loss) on total investments	1.22	1.29	1.36	2.07	(0.69)	1.22	1.31	1.36	2.07	(0.69)

Total gain (loss) from investment operations	1.45	1.51	1.53	2.21	(0.68)	1.49	1.57	1.57	2.25	(0.68)

Less distributions from:
Net investment income	(0.21)	(0.18)	(0.06)	(0.05)	—	(0.18)	(0.21)	(0.17)	(0.05)	—
Net realized gains	(0.03)	(0.20)	—	—	—	(0.03)	(0.20)	—	—	—

Total distributions	(0.24)	(0.38)	(0.06)	(0.05)	—	(0.21)	(0.41)	(0.17)	(0.05)	—

Net asset value, end of period	$15.29	$14.08	$12.95	$11.48	$9.32	$15.36	$14.08	$12.92	$11.52	$9.32

TOTAL RETURN	10.39%	11.69%	13.29%	23.77%	(6.80)%	10.70%	12.20%	13.63%	24.23%	(6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$149,408	$98,508	$54,914	$12,860	$93	$783,876	$526,899	$167,621	$77,569	$41,867
Ratio of expenses to average net assets before expense reimbursement	0.37%	0.44%	0.48%	0.51%	0.03%	0.07%	0.08%	0.11%	0.17%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.37%	0.44%	0.44%	0.43%	0.03%	0.07%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.56%	1.65%	1.31%	1.27%	0.11%	1.86%	1.92%	1.68%	1.68%	0.13%
Portfolio turnover rate	25%	38%	21%	20%	0%	25%	38%	21%	20%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Index Fund

	Retirement Class						Institutional Class

						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,						For the Years Ended
							September 30,

	2006	2005	2004	2003			2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.29	$12.83	$12.91	$9.35		$10.00	$14.36	$12.85	$12.94	$9.35		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.08	0.03	0.01	0.01		0.01	0.12	0.07	0.06	0.04		0.01
Net realized and unrealized gain (loss) on total investments	0.85	2.79	1.68	3.55		(0.66)	0.85	2.81	1.67	3.57		(0.66)

Total gain (loss) from investment operations	0.93	2.82	1.69	3.56		(0.65)	0.97	2.88	1.73	3.61		(0.65)

Less distributions from:
Net investment income	(0.02)	(0.05)	(0.01)	(0.00	)(c)	—	(0.08)	(0.06)	(0.06)	(0.02)		—
Net realized gains	(0.95)	(1.31)	(1.76)	(0.00	)(c)	—	(0.95)	(1.31)	(1.76)	(0.00	)(c)	—

Total distributions	(0.97)	(1.36)	(1.77)	(0.00	)(c)	—	(1.03)	(1.37)	(1.82)	(0.02)		—

Net asset value, end of period	$14.25	$14.29	$12.83	$12.91		$9.35	$14.30	$14.36	$12.85	$12.94		$9.35

TOTAL RETURN	6.60%	22.86%	13.15%	38.14%		(6.50)%	6.88%	23.36%	13.50%	38.64%		(6.50)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$10,121	$445	$344	$303		$94	$36,255	$29,431	$23,893	$21,450		$22,352
Ratio of expenses to average net assets before expense reimbursement	0.94%	0.45%	0.73%	0.48%		0.03%	0.41%	0.09%	0.11%	0.15%		0.01%
Ratio of expenses to average net assets after expense reimbursement	0.35%	0.45%	0.44%	0.41%		0.03%	0.08%	0.09%	0.08%	0.08%		0.01%
Ratio of net investment income to average net assets	0.54%	0.19%	0.10%	0.06%		0.05%	0.84%	0.55%	0.46%	0.38%		0.07%
Portfolio turnover rate	72%	42%	32%	35%		0%	72%	42%	32%	35%		0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	Amount represents less than $0.01 per share.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.52	$14.20	$11.80	$9.30	$10.00	$16.55	$14.23	$11.83	$9.30	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.28	0.28	0.24	0.21	0.01	0.33	0.33	0.29	0.25	0.01
Net realized and unrealized gain (loss) on total investments	1.49	3.25	2.65	2.36	(0.71)	1.47	3.24	2.66	2.36	(0.71)

Total gain (loss) from investment operations	1.77	3.53	2.89	2.57	(0.70)	1.80	3.57	2.95	2.61	(0.70)

Less distributions from:
Net investment income	(0.05)	(0.26)	(0.20)	(0.07)	—	(0.31)	(0.30)	(0.26)	(0.08)	—
Net realized gains	(1.84)	(0.95)	(0.29)	—	—	(1.84)	(0.95)	(0.29)	—	—

Total distributions	(1.89)	(1.21)	(0.49)	(0.07)	—	(2.15)	(1.25)	(0.55)	(0.08)	—

Net asset value, end of period	$16.40	$16.52	$14.20	$11.80	$9.30	$16.20	$16.55	$14.23	$11.83	$9.30

TOTAL RETURN	11.77%	25.80%	24.92%	27.78%	(7.00)%	12.10%	26.14%	25.36%	28.21%	(7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$20,433	$289	$200	$308	$93	$59,187	$47,420	$37,010	$29,797	$22,239
Ratio of expenses to average net assets before expense reimbursement	0.71%	0.44%	1.00%	0.48%	0.03%	0.29%	0.08%	0.09%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.35%	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.79%	1.81%	1.81%	2.04%	0.12%	2.11%	2.17%	2.16%	2.38%	0.14%
Portfolio turnover rate	76%	43%	23%	24%	0%	76%	43%	23%	24%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Blend Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.90	$14.35	$12.33	$9.38	$10.00	$16.85	$14.34	$12.36	$9.39	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.20	0.18	0.16	0.13	0.01	0.25	0.23	0.20	0.16	0.01
Net realized and unrealized gain (loss) on total investments	1.27	3.27	2.28	2.86	(0.63)	1.26	3.26	2.29	2.86	(0.62)

Total gain (loss) from investment operations	1.47	3.45	2.44	2.99	(0.62)	1.51	3.49	2.49	3.02	(0.61)

Less distributions from:
Net investment income	(0.10)	(0.13)	(0.08)	(0.04)	—	(0.22)	(0.21)	(0.17)	(0.05)	—
Net realized gains	(0.92)	(0.77)	(0.34)	—	—	(0.92)	(0.77)	(0.34)	—	—

Total distributions	(1.02)	(0.90)	(0.42)	(0.04)	—	(1.14)	(0.98)	(0.51)	(0.05)	—

Net asset value, end of period	$17.35	$16.90	$14.35	$12.33	$9.38	$17.22	$16.85	$14.34	$12.36	$9.39

TOTAL RETURN	9.03%	24.62%	19.94%	32.02%	(6.20)%	9.34%	25.01%	20.39%	32.31%	(6.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$29,584	$6,338	$563	$254	$94	$79,185	$64,696	$49,707	$39,469	$25,249
Ratio of expenses to average net assets before expense reimbursement	0.59%	0.44%	0.66%	0.53%	0.03%	0.27%	0.08%	0.10%	0.20%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.36%	0.44%	0.44%	0.41%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.17%	1.15%	1.13%	1.19%	0.09%	1.48%	1.48%	1.47%	1.52%	0.11%
Portfolio turnover rate	69%	40%	19%	35%	0%	69%	40%	19%	35%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Growth Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.31	$14.54	$13.13	$9.32	$10.00	$14.56	$13.91	$13.16	$9.32	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.02	0.03	0.01	0.04	0.01	0.06	0.07	0.06	0.07	0.01
Net realized and unrealized gain (loss) on total investments	0.91	2.52	2.17	3.79	(0.69)	0.74	2.36	1.51	3.80	(0.69)

Total gain (loss) from investment operations	0.93	2.55	2.18	3.83	(0.68)	0.80	2.43	1.57	3.87	(0.68)

Less distributions from:
Net investment income	(0.02)	(0.04)	(0.03)	(0.02)	—	(0.06)	(0.04)	(0.08)	(0.03)	—
Net realized gains	(0.88)	(1.74)	(0.74)	—	—	(0.88)	(1.74)	(0.74)	—	—

Total distributions	(0.90)	(1.78)	(0.77)	(0.02)	—	(0.94)	(1.78)	(0.82)	(0.03)	—

Net asset value, end of period	$15.34	$15.31	$14.54	$13.13	$9.32	$14.42	$14.56	$13.91	$13.16	$9.32

TOTAL RETURN	6.13%	17.67%	16.86%	41.11%	(6.80)%	5.66%	17.73%	11.84%	41.59%	(6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$17,974	$1,652	$279	$177	$93	$80,122	$76,610	$65,446	$60,470	$45,572
Ratio of expenses to average net assets before expense reimbursement	0.62%	0.45%	0.67%	0.48%	0.03%	0.22%	0.10%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.35%	0.45%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.15%	0.18%	0.04%	0.32%	0.09%	0.43%	0.49%	0.41%	0.66%	0.11%
Portfolio turnover rate	102%	70%	45%	52%	0%	102%	70%	45%	52%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Value Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.45	$14.00	$12.11	$9.30	$10.00	$14.36	$14.03	$12.14	$9.30	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.22	0.20	0.18	0.17	0.02	0.25	0.25	0.23	0.20	0.02
Net realized and unrealized gain (loss) on total investments	1.57	2.17	2.80	2.70	(0.72)	1.54	2.15	2.81	2.71	(0.72)

Total gain (loss) from investment operations	1.79	2.37	2.98	2.87	(0.70)	1.79	2.40	3.04	2.91	(0.70)

Less distributions from:
Net investment income	(0.11)	(0.08)	(0.17)	(0.06)	—	(0.21)	(0.23)	(0.23)	(0.07)	—
Net realized gains	(1.49)	(1.84)	(0.92)	—	—	(1.49)	(1.84)	(0.92)	—	—

Total distributions	(1.60)	(1.92)	(1.09)	(0.06)	—	(1.70)	(2.07)	(1.15)	(0.07)	—

Net asset value, end of period	$14.64	$14.45	$14.00	$12.11	$9.30	$14.45	$14.36	$14.03	$12.14	$9.30

TOTAL RETURN	13.58%	17.39%	25.18%	31.04%	(7.00)%	13.79%	17.62%	25.63%	31.49%	(7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$26,014	$1,933	$237	$135	$93	$79,190	$71,779	$63,358	$51,945	$40,819
Ratio of expenses to average net assets before expense reimbursement	0.64%	0.44%	0.91%	0.50%	0.03%	0.22%	0.08%	0.10%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.35%	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.58%	1.42%	1.32%	1.63%	0.20%	1.76%	1.80%	1.71%	1.96%	0.22%
Portfolio turnover rate	74%	60%	42%	56%	0%	74%	60%	42%	56%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Blend Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.65	$14.32	$12.59	$9.31	$10.00	$15.68	$14.33	$12.62	$9.31	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.13	0.13	0.10	0.11	0.01	0.17	0.18	0.15	0.14	0.02
Net realized and unrealized gain (loss) on total investments	1.27	2.33	2.19	3.21	(0.70)	1.26	2.32	2.19	3.22	(0.71)

Total gain (loss) from investment operations	1.40	2.46	2.29	3.32	(0.69)	1.43	2.50	2.34	3.36	(0.69)

Less distributions from:
Net investment income	(0.04)	(0.12)	(0.07)	(0.04)	—	(0.14)	(0.14)	(0.14)	(0.05)	—
Net realized gains	(1.43)	(1.01)	(0.49)	—	—	(1.43)	(1.01)	(0.49)	—	—

Total distributions	(1.47)	(1.13)	(0.56)	(0.04)	—	(1.57)	(1.15)	(0.63)	(0.05)	—

Net asset value, end of period	$15.58	$15.65	$14.32	$12.59	$9.31	$15.54	$15.68	$14.33	$12.62	$9.31

TOTAL RETURN	9.51%	17.43%	18.26%	35.76%	(6.90)%	9.80%	17.74%	18.66%	36.21%	(6.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$28,500	$409	$330	$157	$93	$181,852	$156,344	$129,263	$103,402	$38,997
Ratio of expenses to average net assets before expense reimbursement	0.58%	0.44%	0.77%	0.52%	0.03%	0.15%	0.08%	0.10%	0.19%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.34%	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.88%	0.86%	0.71%	0.98%	0.15%	1.10%	1.22%	1.08%	1.31%	0.17%
Portfolio turnover rate	71%	63%	24%	52%	0%	71%	63%	24%	52%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	International Equity Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30,					For the Period September 4, 2002 (commencement of operations) to September 30,

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003	2002 (b)	2006	2005	2004	2003	2002 (b)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.76	$13.67	$11.51	$9.21	$10.00	$16.64	$13.70	$11.54	$9.21	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.48	0.27	0.27	0.20	0.02	0.47	0.41	0.31	0.25	0.02
Net realized and unrealized gain (loss) on total investments	2.63	3.12	2.20	2.14	(0.81)	2.64	3.05	2.21	2.12	(0.81)

Total gain (loss) from investment operations	3.11	3.39	2.47	2.34	(0.79)	3.11	3.46	2.52	2.37	(0.79)

Less distributions from:
Net investment income	(0.08)	(0.11)	(0.26)	(0.04)	—	(0.27)	(0.33)	(0.31)	(0.04)	—
Net realized gains	(0.15)	(0.19)	(0.05)	—	—	(0.15)	(0.19)	(0.05)	—	—

Total distributions	(0.23)	(0.30)	(0.31)	(0.04)	—	(0.42)	(0.52)	(0.36)	(0.04)	—

Net asset value, end of period	$19.64	$16.76	$13.67	$11.51	$9.21	$19.33	$16.64	$13.70	$11.54	$9.21

TOTAL RETURN	18.72%	25.04%	21.68%	25.44%	(7.90)%	19.02%	25.63%	22.06%	25.87%	(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$82,537	$1,247	$789	$116	$92	$359,561	$237,853	$75,568	$64,563	$45,943
Ratio of expenses to average net assets before expense reimbursement	0.47%	0.50%	0.50%	0.65%	0.03%	0.17%	0.16%	0.15%	0.33%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.41%	0.50%	0.50%	0.47%	0.03%	0.15%	0.16%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets	2.56%	1.78%	2.02%	1.94%	0.22%	2.58%	2.67%	2.34%	2.51%	0.24%
Portfolio turnover rate	43%	32%	7%	9%	0%	43%	32%	7%	9%	0%

(a)          Based on average shares outstanding.

(b)          The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Social Choice Equity Fund

	Retirement Class				Institutional Class						Retail Class

											For the Period March 31, 2006 (commencement of operations) to September 30,

	For the Years Ended September 30,				For the Years Ended September 30,

	2006	2005	2004	2003 (c)	2006		2005	2004	2003	2002	2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.23	$9.08	$8.01	$6.41	$10.13		$8.96	$7.96	$6.41	$8.03	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.15	0.14	0.10	0.09	0.18		0.18	0.14	0.12	0.11	0.10
Net realized and unrealized gain (loss) on total investments	0.81	1.17	1.00	1.54	0.80		1.16	0.99	1.52	(1.64)	0.08

Total gain (loss) from investment operations	0.96	1.31	1.10	1.63	0.98		1.34	1.13	1.64	(1.53)	0.18

Less distributions from:
Net investment income	(0.11)	(0.12)	(0.03)	(0.03)	(0.14)		(0.13)	(0.13)	(0.09)	(0.09)	—
Net realized gains	—	(0.04)	—	—	(0.00	)(h)	(0.04)	—	—	—	—

Total distributions	(0.11)	(0.16)	(0.03)	(0.03)	(0.14)		(0.17)	(0.13)	(0.09)	(0.09)	—

Net asset value, end of period	$11.08	$10.23	$9.08	$8.01	$10.97		$10.13	$8.96	$7.96	$6.41	$10.18

TOTAL RETURN	9.45%	14.41%	13.78%	25.42%	9.77%		15.03%	14.23%	25.89%	(19.34)%	1.80%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$79,640	$50,855	$28,870	$8,936	$129,712		$114,491	$82,778	$50,790	$36,180	$21,019
Ratio of expenses to average net assets before expense waiver and reimbursement	0.50%	0.44%	0.52%	0.48%	0.19%		0.10%	0.10%	0.13%	0.81%	0.99	%(e)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.45%	0.44%	0.44%	0.43%	0.17%		0.10%	0.08%	0.08%	0.18%	0.40	%(e)
Ratio of net investment income to average net assets	1.41%	1.46%	1.15%	1.16%	1.69%		1.87%	1.54%	1.65%	1.34%	1.95	%(e)
Portfolio turnover rate	18%	17%	7%	28%	18%		17%	7%	28%	22%	18%

(a)         Based on average shares outstanding.

(c)         The Retirement Class commenced operations on October 1, 2002.

(e)         The percentages shown for this period are annualized.

(h)         Amount represents less than $0.01.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Real Estate Securities Fund

	Retirement Class						Institutional Class						Retail Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,						For the Years Ended September 30,						For the Years Ended September 30,

	2006	2005	2004	2003			2006	2005	2004	2003			2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.66	$13.62	$12.40	$9.72	$10.00		$14.46	$13.50	$12.32	$9.72	$10.00		$14.35	$13.37	$12.22	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.31	0.48	0.50	0.57	0.05		0.34	0.52	0.53	0.59	0.05		0.31	0.47	0.49	0.52	0.05
Net realized and unrealized gain (loss) on total investments	2.76	2.53	2.49	2.39	(0.31)		2.69	2.47	2.48	2.37	(0.31)		2.70	2.48	2.45	2.39	(0.31)

Total gain (loss) from investment operations	3.07	3.01	2.99	2.96	(0.26)		3.03	2.99	3.01	2.96	(0.26)		3.01	2.95	2.94	2.91	(0.26)

Less distributions from:
Net investment income	(0.49)	(0.51)	(0.43)	(0.27)	(0.02)		(0.57)	(0.57)	(0.49)	(0.35)	(0.02)		(0.51)	(0.51)	(0.45)	(0.40)	(0.02)
Net realized gains	(1.58)	(1.46)	(1.34)	(0.01)	—		(1.58)	(1.46)	(1.34)	(0.01)	—		(1.58)	(1.46)	(1.34)	(0.01)	—

Total distributions	(2.07)	(1.97)	(1.77)	(0.28)	(0.02)		(2.15)	(2.03)	(1.83)	(0.36)	(0.02)		(2.09)	(1.97)	(1.79)	(0.41)	(0.02)

Net asset value, end of period	$15.66	$14.66	$13.62	$12.40	$9.72		$15.34	$14.46	$13.50	$12.32	$9.72		$15.27	$14.35	$13.37	$12.22	$9.72

TOTAL RETURN	23.45%	22.86%	25.81%	30.92%	(2.58	) %	23.57%	22.87%	26.30%	30.94%	(2.56	) %	23.50%	22.89%	25.84%	30.66%	(2.59	) %

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$197,157	$150,382	$69,980	$14,207	$97		$218,442	$240,806	$156,193	$99,389	$97		$189,084	$160,218	$107,695	$52,603	$19,246
Ratio of expenses to average net assets before expense reimbursement	0.71%	0.48%	0.50%	0.51%	0.03%		0.42%	0.17%	0.16%	0.18%	0.01%		0.62%	0.46%	0.50%	0.47%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.70%	0.48%	0.47%	0.48%	0.03%		0.42%	0.17%	0.15%	0.15%	0.01%		0.62%	0.46%	0.45%	0.45%	0.03%
Ratio of net investment income to average net assets	2.14%	3.36%	3.88%	4.81%	0.51%		2.40%	3.66%	4.12%	5.27%	0.53%		2.21%	3.37%	3.87%	4.80%	0.50%
Portfolio turnover rate	174%	244%	349%	317%	15%		174%	244%	349%	317%	15%		174%	244%	349%	317%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Managed Allocation Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.11		0.11		0.13
Net realized and unrealized gain (loss) on total investments	0.11		0.11		0.10

Total gain (loss) from investment operations	0.22		0.22		0.23

Less distributions from:
Net investment income	(0.09)		(0.11)		(0.07)
Net realized gains	—		—		—

Total distributions	(0.09)		(0.11)		(0.07)

Net asset value, end of period	$10.13		$10.11		$10.16

TOTAL RETURN	2.17	%(c)	2.25	%(c)	2.36	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$8,358		$2,046		$7,505
Ratio of expenses to average net assets before expense reimbursement	1.59	%(b)	1.50	%(b)	1.38	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.25	%(b)	0.00	%(b)	0.00	%(b)
Ratio of net investment income to average net assets	2.14	%(b)	2.26	%(b)	2.56	%(b)
Portfolio turnover rate	8%		8%		8%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Bond Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006							For the Period March 31, 2006 (commencement of operations) to September 30, 2006

			For the Years Ended September 30,

			2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.10	$10.29	$10.81	$10.72	$10.58	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.24		0.47	0.42	0.41	0.44	0.52	0.23
Net realized and unrealized gain (loss) on total investments	0.11		(0.13)	(0.14)	(0.06)	0.17	0.33	0.11

Total gain (loss) from investment operations	0.35		0.34	0.28	0.35	0.61	0.85	0.34

Less distributions from:
Net investment income	(0.22)		(0.47)	(0.42)	(0.42)	(0.44)	(0.52)	(0.23)
Net realized gains	—		—	(0.04)	(0.45)	(0.08)	(0.19)	—
Return of capital	—		—	(0.01)	—	—	—	—

Total distributions	(0.22)		(0.47)	(0.47)	(0.87)	(0.52)	(0.71)	(0.23)

Net asset value, end of period	$10.13		$9.97	$10.10	$10.29	$10.81	$10.72	$10.11

TOTAL RETURN	3.52	% (b)	3.46%	2.86%	3.46%	5.84%	8.52%	3.42	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,270		$1,709,874	$1,455,931	$931,386	$1,429,288	$1,170,560	$1,006
Ratio of expenses to average net assets before expense waiver and reimbursement	7.70	%(c)	0.25%	0.14%	0.14%	0.14%	0.24%	7.52	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.55	%(c)	0.25%	0.14%	0.14%	0.14%	0.19%	0.60	%(c)
Ratio of net investment income to average net assets	4.69	%(c)	4.71%	4.10%	3.94%	4.08%	5.16%	4.63	%(c)
Portfolio turnover rate	183%		183%	274%	90%	169%	181%	183%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annnualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds

	Bond Plus Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.25		0.26		0.25
Net realized and unrealized gain (loss) on total investments	0.10		0.10		0.10

Total gain (loss) from investment operations	0.35		0.36		0.35

Less distributions from:
Net investment income	(0.23)		(0.26)		(0.23)
Net realized gains	—		—		—

Total distributions	(0.23)		(0.26)		(0.23)

Net asset value, end of period	$10.12		$10.10		$10.12

TOTAL RETURN	3.54	%(c)	3.62	%(c)	3.55	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,474		$57,393		$2,581
Ratio of expenses to average net assets before expense reimbursement	4.86	%(b)	0.62	%(b)	3.73	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.55	%(b)	0.35	%(b)	0.50	%(b)
Ratio of net investment income to average net assets	5.03	%(b)	5.15	%(b)	5.06	%(b)
Portfolio turnover rate	92%		92%		92%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

124 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

continued

	Short-Term Bond Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.24		0.24		0.24
Net realized and unrealized gain (loss) on total investments	0.03		0.04		0.03

Total gain (loss) from investment operations	0.27		0.28		0.27

Less distributions from:
Net investment income	(0.21)		(0.24)		(0.22)
Net realized gains	—		—		—

Total distributions	(0.21)		(0.24)		(0.22)

Net asset value, end of period	$10.06		$10.04		$10.05

TOTAL RETURN	2.75	%(c)	2.83	%(c)	2.75	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,473		$56,867		$3,331
Ratio of expenses to average net assets before expense reimbursement	4.50	%(b)	0.55	%(b)	2.88	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.50	%(b)	0.30	%(b)	0.45	%(b)
Ratio of net investment income to average net assets	4.76	%(b)	4.87	%(b)	4.82	%(b)
Portfolio turnover rate	83%		83%		83%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	High-Yield Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.36		0.35		0.35
Net realized and unrealized gain (loss) on total investments	(0.12)		(0.08)		(0.09)

Total gain (loss) from investment operations	0.24		0.27		0.26

Less distributions from:
Net investment income	(0.32)		(0.35)		(0.32)
Net realized gains	—		—		—

Total distributions	(0.32)		(0.35)		(0.32)

Net asset value, end of period	$9.92		$9.92		$9.94

TOTAL RETURN	2.51	%(c)	2.82	%(c)	2.72	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$6,620		$53,478		$2,819
Ratio of expenses to average net assets before expense reimbursement	5.28	%(b)	0.67	%(b)	3.56	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.60	%(b)	0.40	%(b)	0.55	%(b)
Ratio of net investment income to average net assets	7.19	%(b)	7.16	%( b)	7.13	%(b)
Portfolio turnover rate	26%		26%		26%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Inflation-Linked Bond Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
			For the Years Ended September 30,					For the Years Ended September 30,

			2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.69	$10.75	$10.51	$10.12	$10.00	$10.54	$10.63	$10.39	$10.12	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.31		0.56	0.43	0.45	0.37	0.02	0.54	0.43	0.49	0.40	0.02
Net realized and unrealized gain (loss) on total investments	0.09		(0.39)	0.12	0.30	0.31	0.12	(0.39)	0.11	0.24	0.26	0.12

Total gain (loss) from investment operations	0.40		0.17	0.55	0.75	0.68	0.14	0.15	0.54	0.73	0.66	0.14

Less distributions from:
Net investment income	(0.21)		(0.57)	(0.46)	(0.42)	(0.29)	(0.02)	(0.55)	(0.48)	(0.40)	(0.39)	(0.02)
Net realized gains	—		(0.21)	(0.15)	(0.09)	—	—	(0.21)	(0.15)	(0.09)	—	—

Total distributions	(0.21)		(0.78)	(0.61)	(0.51)	(0.29)	(0.02)	(0.76)	(0.63)	(0.49)	(0.39)	(0.02)

Net asset value, end of period	$10.19		$10.08	$10.69	$10.75	$10.51	$10.12	$9.93	$10.54	$10.63	$10.39	$10.12

TOTAL RETURN	4.04	%(b)	1.70%	5.19%	7.36%	6.82%	1.37%	1.53%	5.14%	7.20%	6.64%	1.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$5,661		$363,157	$325,636	$382,305	$223,138	$101	$59,388	$70,277	$95,536	$20,193	$22,172
Ratio of expenses to average net assets before expense reimbursement	2.44	%(d)	0.28%	0.14%	0.15%	0.15%	0.01%	0.47%	0.30%	0.33%	0.31%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.55	%(d)	0.28%	0.14%	0.14%	0.14%	0.01%	0.43%	0.30%	0.30%	0.30%	0.02%
Ratio of net investment income to average net assets	6.08	%(d)	5.46%	3.97%	4.27%	3.56%	0.23%	5.32%	4.04%	4.67%	3.93%	0.22%
Portfolio turnover rate	83%		83%	239%	151%	210%	0%	83%	239%	151%	210%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(d)	The percentages shown for this period are annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	concluded

	Money Market Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006							For the Period March 31, 2006 (commencement of operations) to September 30, 2006

			For the Years Ended September 30,

			2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Gain from investment operations:
Net investment income (a)	0.03		0.05	0.03	0.01	0.01	0.02	0.03
Net realized and unrealized gain (loss) on total investments	—		—	—	—	—	—	—

Total gain from investment operations	0.03		0.05	0.03	0.01	0.01	0.02	0.03

Less distributions from:
Net investment income	(0.03)		(0.05)	(0.03)	(0.01)	(0.01)	(0.02)	(0.03)
Net realized gain	—		—	—	—	—	—	—

Total distributions	(0.03)		(0.05)	(0.03)	(0.01)	(0.01)	(0.02)	(0.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	2.45	%(b)	4.70%	2.68%	1.10%	1.27%	1.89%	2.53	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$43,804		$272,119	$200,545	$179,775	$175,247	$188,394	$127,318
Ratio of expenses to average net assets before expense waiver and reimbursement	0.71	%(c)	0.14%	0.09%	0.09%	0.10%	0.28%	0.25	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35	%(c)	0.13%	0.09%	0.09%	0.09%	0.16%	0.25	%(c)
Ratio of net investment income to average net assets	5.07	%(c)	4.65%	2.65%	1.10%	1.27%	1.71%	5.16	%(c)

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

130 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class	TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	| 131

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For more information about
TIAA-CREF Institutional Mutual Funds

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information (“SAI”). The SAI contains more information about all aspects of the Funds. A current SAI has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated in this prospectus by reference.

Annual and Semiannual Reports. The Funds’ annual and semiannual reports provide additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the preceding fiscal year.

Requesting documents. You can request a copy of the SAI or these reports without charge, or contact us for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Institutional Mutual Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:
www.tiaa-cref.org

Information about TIAA-CREF Institutional Mutual Funds (including the SAI) can be reviewed and copied at the SEC’s public reference room (202 942-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

To lower costs and eliminate duplicate documents sent to your home, we will mail only one copy of the TIAA-CREF Institutional Mutual Funds prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free or write to us as follows:

By telephone:
Call 800 842-2776

In writing:
TIAA-CREF Institutional Mutual Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

811-9301

PROSPECTUS

FEBRUARY 1, 2007

TIAA-CREF
INSTITUTIONAL MUTUAL FUNDS
Retail Class

¡	Growth & Income Fund	¡	Real Estate Securities Fund

¡	International Equity Fund	¡	Managed Allocation Fund II

¡	Large-Cap Growth Fund	¡	Bond Fund

¡	Large-Cap Value Fund	¡	Bond Plus Fund II

¡	Mid-Cap Growth Fund	¡	Short-Term Bond Fund II

¡	Mid-Cap Value Fund	¡	High-Yield Fund II

¡	Small-Cap Equity Fund	¡	Tax-Exempt Bond Fund II

¡	Equity Index Fund	¡	Inflation-Linked Bond Fund

¡	Social Choice Equity Fund	¡	Money Market Fund

This prospectus describes the Retail Class shares offered by eighteen investment portfolios of the TIAA-CREF Institutional Mutual Funds, or “Funds.”

An investment in TIAA-CREF Institutional Mutual Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds, or the Funds could perform more poorly than other investments.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FINANCIAL SERVICES
FOR THE GREATER GOOD*

SUMMARY INFORMATION
OVERVIEW OF THE FUNDS

          The eighteen Funds of the TIAA-CREF Institutional Mutual Funds offered in this Prospectus are divided into five general types:

•	Nine Equity Funds that invest primarily in equity securities. The Equity Funds consist of three subcategories of Equity Funds reflecting different investment management techniques. They are:

Active Equity Funds:

	•	Growth & Income Fund

	•	International Equity Fund

	•	Large-Cap Growth Fund

	•	Large-Cap Value Fund

	•	Mid-Cap Growth Fund

	•	Mid-Cap Value Fund

	•	Small-Cap Equity Fund

Index Fund:

	•	Equity Index Fund

Specialty Equity Fund:

	•	Social Choice Equity Fund

•	The Real Estate Securities Fund, which invests primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

•	A Balanced Fund that invests primarily in other mutual funds through a “fund of funds” approach:

	•	Managed Allocation Fund II

•	Six Fixed-Income Funds, which invest primarily in fixed-income securities:

	•	Bond Fund

	•	Bond Plus Fund II

	•	Short-Term Bond Fund II

	•	High-Yield Fund II

	•	Tax-Exempt Bond Fund II

	•	Inflation-Linked Bond Fund

•	The Money Market Fund, which invests primarily in high-quality, short-term money market instruments.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 3

General Information About the Funds

          This Prospectus describes eighteen Funds of the TIAA-CREF Institutional Mutual Funds which offer Retail Class shares. Each Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and attendant risks. An investor should consider each Fund separately to determine if it is an appropriate investment. The investment objective of each Fund, the investment strategies by which it seeks its objective, and its non-fundamental investment restrictions, may be changed by the Board of Trustees of the TIAA-CREF Institutional Mutual Funds (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. We will notify you before we make such a change.

          As noted in the investment strategy descriptions below, most of the Funds have a policy of investing at least 80% of their assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by their names. The term “equity securities” means an ownership interest, or the right to acquire an ownership interest, in an issuer. For purposes of the 80% policy of the Funds, the term includes common stocks, preferred stocks, convertible securities, warrants, and other securities which, by their terms, are convertible to common stock. Except for Tax-Exempt Bond Fund II, shareholders will receive at least 60 days’ prior notice before changes are made to this policy. For Tax-Exempt Bond Fund II, this policy can only be changed by a vote of its shareholders.

          Each Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

          The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program.

The Equity Funds

          This prospectus includes nine Funds that invest primarily in equity securities. There are three subcategories of Equity Funds: Active Equity Funds, Index Funds and Specialty Equity Funds.

          Risks of Investing in the Equity Funds

          In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the Funds that hold equity securities may decrease. There is no guarantee that a Fund will meet its investment objective.

4 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

          An investment in an Equity Fund, or any Fund’s equity investments, will be subject to the following principal investment risks described below:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that a Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. This is known as market risk. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

          The Funds that make foreign investments, particularly the International Equity Fund, are subject to:

•

Foreign Investment Risk—The risk of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

          The Funds that are managed according to a growth or value investment style are subject to:

•

Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs,

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 5

investors, such as the Funds, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a Fund’s growth investing or value investing style falls out of favor with investors for a period of time.

The Funds that are managed according to a growth investment style are subject to:

•

Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

The Funds that are managed according to a value investment style are subject to:

•

Value Investing Risk—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired.

The Index Funds are subject to:

•

Index Risk. This is the risk that a Fund’s performance will not match its index for any period of time. Although the Equity Index Fund attempts to closely track the investment performance of its index, the Equity Index Fund may not duplicate the exact composition of its index. In addition, unlike a Fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, the Equity Index Fund cannot guarantee that its performance will match its index for any period of time.

The Funds that invest in mid- and small-cap securities, particularly the Mid-Cap Growth, Mid-Cap Value and Small-Cap Equity Funds, as well as the Managed Allocation Fund II, are subject to:

•

Small-Cap/Mid-Cap Risk—Securities of small and mid-sized companies may experience steeper fluctuations in price than the securities of larger companies. They may also have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

6 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

Active Equity Funds

          Growth & Income Fund

          Investment Objective: The Fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in (1) income-producing equity securities or (2) other securities defined by its benchmark index, the Standard & Poor’s 500 (“S&P 500®”) Index. We seek to construct a portfolio whose weighted average market capitalization is similar to the Fund’s benchmark index. The Fund focuses on equity securities of larger, well-established, mature growth companies that we believe are attractively valued, show the potential to appreciate faster than the rest of the market, and offer a growing stream of dividend income. Mainly, we look for companies that are leaders in their respective industries, with sustainable competitive advantages. We also look for companies with management teams that are dedicated to creating shareholder value. The Fund also may invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign investments when we believe these companies offer more attractive investment opportunities. By investing in a combination of equity securities that provide opportunity for capital appreciation and dividend income, the Fund seeks to produce total returns that are in line or above that of the S&P 500® Index. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the S&P 500® Index. These quantitative techniques, when employed, help the portfolio management team control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested at all times.

          Special Investment Risks: The Fund is subject to market risk, company risk, and modest foreign investment risk. There are also special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. In addition, by focusing on the securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and these companies may grow more slowly than the economy as a whole or not at all. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income but who also can accept the risk of market fluctuations and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          International Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 7

          Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of foreign issuers. The Fund has a policy of maintaining investments of equity securities of foreign issuers located in at least three countries other than the United States. The active managers select individual stocks, and let the Fund’s country and regional asset allocations evolve from their stock selection. We do, however, regularly manage the Fund’s sector and country exposure against the Fund’s benchmark index, the Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE® Index”), in order to control risk. The Fund may invest in emerging markets to varying degrees, depending on the prevalence of stock specific opportunities. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies.

The Fund looks for companies of all sizes with:

•	sustainable earnings growth;

•	focused management with successful track records;

•	unique and easy-to-understand franchises (brands);

•	stock prices that do not fully reflect the stock’s potential value, based on current earnings; assets, and long-term growth prospects; and

•	consistent generation of free cash flow.

          The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative investment technique, when used, helps the portfolio management team control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested at all times.

          Special Investment Risks: The Fund is subject to substantial foreign investment risk and above-average market risk and company risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The stock prices of smaller, lesser-known companies may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this Fund.

          Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties in interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

8 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

          Who May Want to Invest: The Fund may be appropriate for investors who seek high long-term total returns, understand the advantages of diversification across international markets, who are willing to tolerate the greater risks of foreign investments and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Large-Cap Growth Fund

          Investment Objective: The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in large-cap equity securities that present the opportunity for growth. For purposes of the Fund’s 80% investment policy, “large-cap” securities are securities of issuers included in the Russell 1000® Index at the time of purchase. (Russell 1000® is a trademark and service mark of the Frank Russell Company.) Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The Fund may invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. The Fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark, the Russell 1000® Growth Index. This quantitative technique, when used, helps the portfolio management team control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Special Investment Risks: The Fund is subject to market risk, company risk, style risk and foreign investment risk. It is also subject to special risks of growth investing. In addition, by focusing on the securities of larger companies, the Fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Further, stocks of companies involved in reorganizations and other special situations can often involve more risk than

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 9

ordinary securities. Accordingly, the Fund’s performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who want a favorable long-term total return through capital appreciation but are willing to tolerate fluctuations in value and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

         Large-Cap Value Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of large domestic companies, as defined by the Fund’s benchmark index (the Russell 1000® Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

          The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

•	analyses of historical valuations of the same security;

•	valuations of comparable securities in the same sector or the overall market;

•	various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

•	free cash flow generated by the company.

          The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio management team control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Special Investment Risks: The Fund is subject to market risk, company risk and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk and the risks of value investing. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who are looking for long-term total return through capital appreciation using a value investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Mid-Cap Growth Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

10 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

          Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Growth Index), that present the opportunity for growth.

          The Fund seeks equity securities of companies believed to have prospects for strong earnings or sales growth. The Fund invests in equity securities of companies that are in new and emerging areas of the economy, that have distinctive products or services, and that are growing faster than the overall equity market. The Fund may also invest in companies that we believe to be undervalued based on current earnings, assets or growth prospects. These investments could include companies likely to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

          We also use proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark index based on relative value, price or potential earnings growth. The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio management team control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Special Investment Risks: The Fund is subject to market risk, substantial company risk, moderate foreign investment risk and mid-cap risk. The Fund also is subject to substantial style risk, in that growth investing may fall out of favor with investors, as well as the special risks of growth investing. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a growth investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Mid-Cap Value Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

          The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

•	analyses of historical valuations of the same security;

•	valuations of comparable securities in the same sector or the overall market;

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 11

•	various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

•	free cash flow generated by the company.

          The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio management team control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Special Investment Risks: The Fund is subject to market risk, substantial company risk, mid-cap risk, and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk and the risks of value investing. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a value investment style, and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Small-Cap Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation.

          The Fund seeks to add incremental return over its stated benchmark index, the Russell 2000® Index, while also managing the relative risk of the Fund versus its benchmark index. The Fund uses proprietary mathematical models based on financial and investment theories to evaluate and score a broad universe of stocks in which the Fund invests. These models typically weigh many different variables, including:

•	the valuation of the individual stock versus the market or its peers;

•	future earnings and sustainable growth prospects; and

•	the price and volume trends of the stock.

The score is used to form the portfolio, along with the following additional inputs:

•	weightings of the stock, and its corresponding sector, in the benchmark;

•	correlations between the performance of the stocks in the universe; and

•	trading costs.

          The overall goal is to build a portfolio of stocks that outperform the Fund’s stated benchmark index, while also managing the relative risk of the Fund versus its benchmark index.

          The Fund’s strategy is based upon our understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of

12 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

individual securities may be affected by factors not taken into account in the portfolio management team’s analysis.

          Special Investment Risks: The Fund is subject to market risk, very substantial company risk and small-cap risk. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and who are comfortable with the risks of investing in small domestic companies.

Index Fund

          Equity Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

          Fund Benchmark: Russell 3000® Index.

          Principal Investment Strategy: The Fund primarily invests its net assets in equity securities selected to track the investment performance of the Russell 3000® Index. The Fund may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index. Because the return of an index is not reduced by investment and other operating expenses, the Fund’s ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses. The use of a particular index by the Fund is not a fundamental policy of the Fund and may be changed without shareholder approval.

          Special Investment Risks: The Fund is subject to the same risks as the Equity Funds noted above. In particular, the Fund is subject to substantial market and index risk as well as company risk. Also, because a small portion of the index is comprised of smaller, lesser-known companies, the Fund is also subject to small-and mid-cap risk. Although the Fund attempts to closely track the investment performance of its index, it does not duplicate the composition of the index and is subject to certain investment and operating expenses, which the index does not have. Therefore, the Fund cannot guarantee that its performance will match its index for any period of time.

          Who May Want to Invest: The Fund may be appropriate for investors who seek a mutual fund with investment performance that attempts to closely track the performance of the Russell 3000® Index.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 13

Specialty Equity Fund

          This Prospectus includes the following Specialty Equity Fund: the Social Choice Equity Fund.

          Social Choice Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

          Principal Investment Strategies: The Fund invests primarily in equity securities that meet its social criteria. The Fund attempts to track the return of the U.S. stock market as represented by the Russell 3000® Index, while investing only in companies whose activities are consistent with the Fund’s social criteria. It does this by investing in companies included in the KLD Research & Analytics, Inc.’s (“KLD”) Broad Market Social IndexSM (the “KLD BMS Index”),1 which is a subset of companies in the Russell 3000® Index screened to eliminate companies that do not meet certain “social” criteria.

          Companies that are currently excluded from the KLD BMS Index include:

•	Companies that derive any revenues from the manufacture of alcohol or tobacco products, and retailers that derive significant revenues from the sale of alcohol or tobacco;

•	Companies that derive any revenues from gambling;

•	Companies that derive any revenue from the manufacture of firearms and/or ammunition, and retailers that derive significant revenues from the sale of firearms and/or ammunition;

•	Companies that derive significant revenues from the production of military weapons; and

•	Electric utilities that own interests in nuclear power plants.

          The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area do not automatically eliminate the company from the KLD BMS Index. Instead, KLD bases its screening decisions both on the company’s social performance in these areas relative to its industry peers, and the general social and environmental impact of the industries to which each company belongs. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the KLD BMS Index:

1

The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD. KLD is not responsible for and has not reviewed the Fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

KLD’s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD makes no express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the KLD Indexes or any data or any security (or combination thereof) included therein.

The KLD BMS IndexSM is derived from the constituents of the Russell 3000® Index. The Russell 3000® Index is a trademark/service mark of the Frank Russell Company (“FRC”). The use of the Russell 3000® Index as the universe for the KLD BMS Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD BMS Index or of the investment in any or all of the securities upon which the Russell Indexes or KLD Indexes are based.

14 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

•	Safe and useful products, including a company’s record with respect to product safety, marketing practices, commitment to quality and research and development;

•

Employee relations, including a company’s record with respect to labor matters, workplace safety, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans;

•	Human rights, including relations with indigenous peoples, non-U.S. labor relations, and operations in countries that KLD considers to have widespread and well-documented labor rights abuses;

•	Corporate citizenship, including a company’s record with respect to philanthropic activities, community relations, and impact of operations on communities;

•	Corporate Governance, including executive compensation, tax disputes, and accounting practices;

•

Environmental performance, including a company’s record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

•

Diversity, including a company’s record with respect to promotion of women and minorities, equal employment opportunities, family friendly employee benefits, and contracts with women and minority suppliers.

          The KLD BMS Index is reconstituted once a year based on an updated list of the companies comprising the Russell 3000® Index. As of December 31, 2006 the KLD BMS Index was comprised of approximately 2084 companies in the Russell 3000® Index that passed certain exclusionary and qualitative screens.

          The Fund may invest in U.S. Government securities and in securities issued by foreign governments or their agencies or instrumentalities as approved by our Corporate Governance and Social Responsibility Committee. The Fund may also buy futures contracts and other derivative instruments for hedging and for cash management purposes. The Fund may invest up to 15% of its total assets in foreign investments.

          Special Investment Risks: The Fund is subject to market risk, company risk, and moderate index risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this Fund may forgo some market opportunities available to Funds that don’t use these criteria. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who seek a broadly-based equity investment that excludes companies based on certain “social” criteria.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 15

Real Estate Securities Fund

         Real Estate Securities Fund

          Investment Objective: The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The Fund is actively managed using a research-oriented process with a focus on cash flows, asset values and our belief of management’s ability to increase shareholder value. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry.

          An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

          The Fund also may invest up to 10% of its total assets in real estate securities of foreign issuers and up to 20% of its total assets in equity and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the Fund is the Dow Jones Wilshire Real Estate Securities Index.

          Special Investment Risks: The Fund is subject to the special risks of real estate investing, described below. It is also subject to interest rate risk, income risk, substantial market risk and very substantial company risk, as described under “Risks of Investing in the Equity Funds” above and “Risks of Investing in the Fixed-Income Funds” below. Further, because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

          There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the

16 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

          In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating meaning that a specific term of existence is provided for in their trust documents. In acquiring the securities of REITs, the Fund runs the risk that they will sell them at an inopportune time.

          The Fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. As with any mutual fund, you can lose money by investing in this Fund.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program.

          Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income, who are looking to diversify their investments by investing in real estate securities, and who are willing to accept the risk of investing in real estate securities.

Balanced Fund

          This Prospectus includes one Fund that is a Balanced Fund: Managed Allocation Fund II.

         Managed Allocation Fund II

          Investment Objective: The Fund seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The Fund will pursue this goal through a “fund of funds” approach, whereby the Fund will make investments primarily in other mutual funds.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 17

          Principal Investment Strategy: The Fund may invest in shares of underlying funds such as: (1) the TIAA-CREF Institutional Mutual Funds’ other investment funds; (2) the TIAA-CREF Mutual Funds, which are affiliated funds of the TIAA-CREF Institutional Mutual Funds; and (3) other mutual funds or other permissible investment pools or products that may be selected by the Board of Trustees from time to time. The Managed Allocation Fund II may invest in underlying funds or products other than those listed above at any time in the future without obtaining shareholder approval. These additional underlying funds or products may have different investment objectives and styles from those currently held by the Fund and may change the risk profile of the Fund. We will notify you where the addition of underlying funds or products would have a material effect on the composition of the Fund’s investment portfolio.

          Generally, the Fund will seek to meet its objective by investing: (1) approximately 60% of its net assets in equity funds including up to 5% of its net assets in real estate funds; and (2) approximately 40% of its net assets in fixed-income funds.

          The Fund currently intends to invest in the following equity funds:

•

Large-Cap Growth Fund, which invests primarily in a diversified portfolio of common stocks that present the opportunity for growth, such as stocks of large-cap companies in new and emerging areas of the economy and companies with distinctive products or promising markets.

•	International Equity Fund, which invests primarily in a broadly diversified portfolio of foreign equity investments.

•	Large-Cap Value Fund, which invests primarily in equity securities of large domestic companies that appear undervalued by the market based on a evaluaion of their potentional worth.

•

Small-Cap Equity Fund, which invests primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations that appear to have favorable prospects for significant long-term capital appreciation.

•	Growth & Income Fund, which invests primarily in a broadly diversified portfolio of income-producing equity securities selected for their investment potential.

For the real estate securities component of its asset allocation strategy, the Managed Allocation Fund II currently intends to invest in the Real Estate Securities Fund, which invests primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as REITs.

The Fund currently intents to invest in the following fixed-income funds:

•

Bond Plus Fund II, which divides its portfolio into two segments, one of which invests in a broad range of investment-grade debt securities, and the other of which seeks enhanced returns through investments in illiquid or non-investment grade securities.

18 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

•	Short-Term Bond Fund II, which invests primarily in a broad range of U.S. Treasury and agency securities, and corporate bonds with maturities from 1-5 years.

•

High-Yield Fund II, which invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loans and notes, as well as convertible securities and preferred stocks.

•	Inflation-Linked Bond Fund, which invests primarily in inflation-linked bonds—fixed-income securities whose returns are designed to track a specified inflation index over the life of the security.

          As a result of its investments in the underlying funds, the Managed Allocation Fund II’s returns will reflect investments in a mix of domestic stocks of companies of all sizes, foreign equities, real estate securities, and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities. To maintain an appropriate allocation among the underlying funds, we monitor the foreign and domestic equity markets, as well as overall financial and economic conditions. If the Fund’s portfolio management team believe that the relative attractiveness of the markets in which the equity and fixed-income funds are invested changes, they can adjust the percentage of investments in these funds up or down by up to 5%. At any given time the Fund plans on holding between 0 to 5% of its net assets in real estate funds. The Fund’s benchmark is a composite comprised of the benchmarks of each underlying fund based on the Fund’s allocations.

          The composition of the Fund’s fixed-income portion will vary depending on the shape of the yield curve. This means that when there is not much difference between the yield on short-term and long-term bonds, the Fund will increase its investments in the Short-Term Bond Fund II. The Fund will have less than 5% of assets in the High-Yield Fund II.

          The Fund might sometimes be even more heavily weighted toward equities or fixed-income, if we believe market conditions warrant. For example, we might increase the Fund’s holdings in fixed-income funds in periods when we believe the equity markets will decline.

          For flexibility in meeting redemptions, expenses, and the timing of new investments, and as a short-term defense during periods of unusual volatility, the Fund can also invest in government securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), short-term paper, or shares of the Money Market Fund. For temporary defensive purposes, the Managed Allocation Fund II may invest without limitation in such securities. We cannot guarantee that this strategy will be successful.

          Special Investment Risks: The Fund shares the risks associated with the types of securities held by each of the underlying funds in which it invests, including market risk, company risk, foreign investment risk, interest rate risk, credit risk, call risk, and prepayment and extension risk.

          It is possible that the interests of the Managed Allocation Fund II could diverge from the interests of one or more of the underlying funds in which it invests. That could create a conflict of interest between the Managed Allocation Fund II and its

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 19

underlying funds, in which case it could be difficult for the trustees of the TIAA-CREF Institutional Mutual Funds to fulfill their fiduciary duties to each fund, since they oversee both the Fund and the underlying funds. The Board believes it has structured each Fund to avoid these concerns. However, it is still possible that proper action for the Managed Allocation Fund II could sometimes hurt the interests of an underlying fund, or vice versa. If that happens, Teachers Advisors, Inc. (“Advisors”), the Fund’s investment adviser, and the Board of Trustees will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Advisors and the Board of Trustees will, in any case, closely and continuously monitor each Fund’s investments to avoid these concerns as much as possible.

          Who May Want to Invest: The Fund may be appropriate for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund is suitable for investors with medium- to long-term time horizons and who seek capital appreciation and investment income through broad diversification.

Fixed-Income Funds

          TIAA-CREF Institutional Mutual Funds includes six Funds that primarily invest in fixed-income securities: the Bond Fund, Bond Plus Fund II, Short-Term Bond Fund II, High-Yield Fund II, Tax-Exempt Bond Fund II and Inflation-Linked Bond Fund.

          Risks of Investing in the Fixed-Income Funds

          An investment in a Fixed-Income Fund, or any Fund’s fixed-income investments, typically are subject to the following principal investment risks described below:

•

Income Volatility—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Fund to lose its investment in the security. This risk is heightened in the case of investments in lower-rated, high-yield fixed-income securities.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, a Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline.

20 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

Additionally, a Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income securities in which the fund originally invested.

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield.

•

Prepayment Risk and Extension Risk—Prepayment risk and extension risk are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

          In addition to the principal investment risks set forth above, special risks associated with a particular Fixed-Income Fund are discussed in the following Fund summaries, which may include some of the risks previously indentified for the Equity Funds. The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

          Bond Fund

          Investment Objective: The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in investment-grade bonds and other bonds. The Fund also invests in other fixed-income securities. Bonds of this type may include U.S. Government securities, corporate bonds and mortgage-backed or other asset-backed securities. We do not rely exclusively on rating agencies when making investment decisions. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events. The Fund overweights or underweights individual

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 21

securities or sectors relative to its benchmark index, the Lehman Brothers U.S. Aggregate Index, when we believe that we can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index. The Fund is managed to maintain an average duration that is similar to the Lehman Brothers U.S. Aggregate Index. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2006, the duration of the Lehman Brothers U.S. Aggregate Index was 4.42 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. The Fund may invest up to 15% of its total assets in fixed-income securities of foreign issuers.

          The Bond Fund’s investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest.

          The Fund may use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the ability of Advisors, the Fund’s investment adviser, to predict correctly mortgage prepayments and interest rates.

          The Fund may also engage in duration-neutral relative value trading, a strategy in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve (i.e., differences in yield between short-term and long-term securities). The duration-neutral relative value trading strategy is designed to enhance the Fund’s returns but increases the Fund’s portfolio turnover rate.

22 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

          Special Investment Risks: The Fund is subject to substantial interest rate risk and significant prepayment/extension risk as well as company risk, income risk, moderate credit risk, moderate call risk, moderate foreign investment risk and moderate index risk. The value of securities held by the Fund changes in response to daily changes in prevailing market interest rates. Although the Fund invests primarily in investment-grade securities, market values for such securities can still vary independent of interest rate changes, depending upon the market evaluation of general credit conditions and liquidity.

          Under the Fund’s mortgage roll investment strategy, there is a risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the Fund compared with what such performance would have been without the use of the strategy.

          Securities originally rated “investment grade” are sometimes subsequently downgraded, should a ratings agency like Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) believe the issuer’s business outlook or creditworthiness has deteriorated. We will attempt to sell any security held by the Fund which is downgraded to a below investment grade rating as promptly as possible, consistent with the best interests of the Fund. Lower-rated bonds can at times be harder to sell than investment grade bonds, and their prices can be more volatile and more difficult to determine than the prices of higher-quality securities. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for those who want to invest in a general high-quality fixed-income mutual fund.

          Bond Plus Fund II

          Investment Objective: The Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital. Normally, at least 80% of the Fund’s assets will be invested in bonds.

          Principal Investment Strategies: The Fund is managed to track the duration of the Lehman Brothers U.S. Aggregate Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. As of December 31, 2006, the duration of the index was 4.46 years. By keeping the Fund’s duration close to the Lehman Index’s duration, the Fund’s returns due to changes in interest rates should be similar to the index’s returns due to changes in interest rates.

          The Fund’s portfolio is divided into two segments. The first segment, which makes up at least 75% of the Fund, is invested primarily in a broad range of the debt securities in the Lehman Index. The majority of this segment is invested in U.S. Treasury and agency securities, corporate bonds, and mortgage-backed and asset-backed securities. The Fund’s holdings are mainly high-quality securities rated in the top four credit categories by Moody’s or S&P, or that we determine are of comparable quality. The Fund will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index depending on where we find undervalued or overlooked issues that we believe offer the

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 23

potential for superior returns compared to the Lehman Index. This segment can include foreign investments, but we don’t expect them to exceed 15% of the Fund’s assets. The Fund can also invest in money market instruments.

          The other segment of the Fund is invested in securities with special features, in an effort to improve the Fund’s total return. This segment primarily will be invested in securities not in the benchmark such as inflation-linked securities or in securities that may be illiquid, and non-investment-grade securities (those rated Bal or lower by Moody’s or BB+ or lower by S&P). Currently, we expect this part of the Fund to comprise less than 5% of the Fund’s assets, but if market conditions warrant it could grow as large as 25%. However, investments in illiquid securities will never be more than 15% of the Fund’s assets.

          Special Investment Risks: The Fund is subject to substantial interest rate risk and significant repayment/extension risk as well as company risk, income risk, moderate credit risk, moderate call risk, moderate foreign investment risk and moderate index risk. In addition, non-investment-grade securities, which are usually called “high-yield” or “junk” bonds, offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.

          Bear in mind that all these risks can also apply to the lower levels of “investment-grade” securities, for example, Moody’s Baa and S&P’s BBB. Also, securities originally rated “investment-grade” are sometimes downgraded later on, should a ratings service believe the issuer’s business outlook or creditworthiness has deteriorated. If that happens to a security in the Bond Plus Fund II, it may or may not be sold, depending on our analysis of the issuer’s prospects. However, the Fund will not purchase below-investment-grade securities if that would increase their amount in the portfolio above our current investment target. We do not rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events. The Fund’s investments in mortgage-backed securities are subject to prepayment and extension risk.

          The Fund can hold illiquid securities. A risk of investing in illiquid securities is that they may be difficult to sell for their fair market value.

          Who May Want to Invest: The Fund may be appropriate for conservative investors who want to invest in a general bond fund and can accept a slightly higher level of risk than a traditional bond fund.

          Short-Term Bond Fund II

          Investment Objective: The Fund seeks high current income consistent with preservation of capital.

24 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

          Principal Investment Strategies: The Fund invests primarily in a broad range of debt securities comprising the Lehman Brothers Mutual Fund Short (1-5 year) Government/Credit Index. The Fund invests at least 80% of its assets in U.S. Treasury and agency securities and corporate bonds with maturities less than 5 years. It can also hold other fixed-income securities. These include foreign corporate bonds, debentures and notes, mortgage-backed securities, asset-backed securities, convertible securities, and preferred stocks. The Fund may overweight or underweight individual securities or sectors as compared to their weight in the index where we find undervalued or overlooked issues that we believe offer the potential for superior returns. The Fund may also invest in securities that are not in the index because we believe they offer the potential for superior returns.

          The Fund generally seeks to maintain an average duration similar to that of its benchmark. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. By keeping the duration of the Fund close to the index’s duration, the Fund’s returns due to changes in interest rates should be similar to the index’s returns due to changes in the interest rates. As of December 31, 2006, the duration of the index was 2.38 years. The Fund has a policy of maintaining a dollar-weighted average maturity of portfolio holdings of no more than three years.

          The Short-Term Bond Fund II also may invest up to 15% of its assets in the securities of foreign issuers. The Fund may invest in mortgage-backed securities including pass-through certificates and collateralized mortgage obligations (CMOs).

          Special Investment Risks: The Fund is subject to interest rate risk, credit risk and call risk. In addition, mortgage-backed securities in which the Fund may invest are subject to extension risk and prepayment risk.

          Who May Want to Invest: The Fund may be appropriate for more conservative investors who seek high current income consistent with preservation of capital in an effort to minimize volatility of changes in principal value.

         High-Yield Fund II

          Investment Objective: The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

          Principal Investment Stategies: The Fund invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loan participations and assignments and notes, as well as convertible securities and preferred stocks. Under normal market conditions, the Fund invests at least 80% of its assets in debt and other fixed-income securities rated lower than investment-grade (and their unrated equivalents) or other high-yielding debt securities. (These are often called “junk” bonds.) Most of these will be securities rated in the BB or B categories by S&P, or the Ba or B categories by Moody’s. The Fund may invest up to 20% of its assets in the following other types of instruments: payment-in-kind or deferred-interest obligations, defaulted securities, asset-backed securities, securities rated lower than B- or its equivalent by at least two rating agencies, and securities having limited liquidity.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 25

          The Fund can make foreign investments, but we do not expect them to be over 20% of the Fund’s assets. The Fund can have up to 15% of its assets in illiquid securities. The Fund can also invest in U.S. Treasury and agency securities or other short-term instruments when other suitable investment opportunities aren’t available, or when we want to build the Fund’s liquidity.

          Over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding securities of similar duration. We attempt to minimize the risks of investing in lower-rated securities by:

•

Doing our own credit analysis (independent of the rating agencies). We will buy securities of issuers with a balance of operational and financial risks that we believe make it likely that they will be able to meet their financial obligations;

•	Constructing a portfolio of securities diversified by industry, geography, maturity, duration and credit quality; and

•	Buying or selling particular securities to take advantage of anticipated changes and trends in the economy and financial markets.

          Our judgment of the value of any particular security is a function of our experience with lower-rated securities, evaluation of general economic and securities market conditions and the financial condition of the security’s issuer. Under some market conditions, the Fund may sacrifice potential yield in order to adopt a defensive posture designed to preserve capital.

          Advisors may from time to time share investment research and ideas about high-yield securities with its affiliate, Teachers Insurance and Annuity Association (“TIAA”). While the Fund believes that such sharing of information provides benefits to the Fund and its shareholders, the Fund may at times be prevented from buying or selling certain securities or may need to sell certain securities before it may otherwise do so, in order to comply with the federal securities laws.

          Special Investment Risks: The Fund is subject to interest rate risk, call risk and above-average credit risk. Investors should expect greater fluctuations in share price, yield, and total return compared to mutual funds holding bonds and other income-bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the Fund to buy or sell its securities. An investment in this Fund is much riskier than an investment in bond funds that do not invest primarily in lower-rated debt securities.

          Issuers of “junk” bonds are typically in weak financial health and their ability to pay interest and pricipal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materiallys affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

26 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

          The Fund can hold illiquid securities. Illiquid securities may be difficult to sell for their fair market value. Current income risk can also be significant for this Fund.

          Who May Want to Invest: The Fund may be appropriate for less conservative investors who seek high current income and capital appreciaton, who want to invest in an income fund that invests in high-yield securities and who are willing to accept a significantly higher level of risk than with traditional bond funds. The Fund may also be appropriate for investors who seek additional diversification for their portfolios, since in the past the returns for high-yield bonds have not correlated closely with the returns from other types of assets.

          Tax-Exempt Bond Fund II

          Investment Objective: The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in tax-exempt bonds, a type of municipal security, the interest on which, in the opinion of the issuer’s bond counsel, is exempt from federal income tax, including federal alternative minimum tax. The Fund may also invest in other municipal securities including bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel for the issuers, is exempt from regular federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from federal alternative minimum tax (AMT). Some of these securities may also be exempt from certain state and local income taxes.

          Municipal securities are often issued to raise funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities such as water and sewer works.

          The Fund may invest up to 20% of its assets in private activity bonds. Private activity bonds are tax-exempt bonds whose proceeds are used to finance private, for-profit organizations. The interest on these securities (including the Fund’s distribution of that interest) may be a preference item for purposes of the AMT. The AMT is a special tax system that ensures that individuals and certain corporations pay at least some federal taxes. Income from securities that are a preference item is included in the computation of the AMT.

          The Fund can also invest in other municipal securities, including certificates of participation, municipal leases, municipal obligation components, and municipal custody receipts. In addition, the Fund can invest in municipal bonds secured by mortgages on single-family homes and multi-family projects. The Fund’s investments in these securities are subject to prepayment and extension risk. All of the Fund’s assets are dollar-denominated securities.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 27

          The Fund may invest up to 20% of assets in securities rated below investment-grade, or unrated securities of comparable quality, which are also known as “junk” bonds.

          We pursue superior returns using historical yield spread and credit analysis to identify and invest in undervalued market sectors and individual securities. We usually sell investments that we believe are overvalued on a relative basis. We generally seek to maintain an average duration in the Fund equal to that of its benchmark, the Lehman Brothers 10 Year Municipal Bond Index, of approximately 7 years. Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.

          Special Investment Risks: The Fund is subject to interest rate risk, credit risk and call risk. The Fund also is subject to current income volatility and the related risk that failling interest rates will cause the Fund’s income to fall as it invests assets at progressively lower rates.

          Because of their tax-exempt status, the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar income-bearing securities.

          Obligations of the issuer to pay the principal and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints on the enforcement of those obligations. There is also the possibility that litigation or other conditions may materially affect the power of ability that litigation or other conditions may materially affect the power or ability of the issuer to pay the principal or interest on a municipal obligation when due. Municipal lease obligations and certificates of participation are subject to the added risk that a government lessee will fail to appropriate Funds to enable it to make lease payments.

          Who May Want to Invest: The Fund may be appropriate for investors who seek tax-free income and a modest amount of capital appreciation and can assume a level of risk similar to that of a traditional bond fund.

          The Fund may not be an appropriate investment in connection with tax-favored arrangements like IRAs, or if you are in a lower tax-bracket.

          Inflation-Linked Bond Fund

          Investment Objective: The Fund seeks a long-term rate of return that outpaces inflation, primarily through investments.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in fixed-income securities whose returns are designed to track a specified inflation index over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities (“TIIS”). The Fund can also invest in (1) other inflation-indexed bonds issued or guaranteed by the U.S. Government or its agencies, by corporations and other U.S. domiciled issuers, as well as foreign governments, and (2) money market instruments or other short-term securities.

28 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

          Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond’s principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a “real” rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they generally retain their value against inflation over time.

          The principal amount of a TIIS bond is adjusted periodically for inflation using the Consumer Price Index for All Urban Consumers (“CPI-U”). Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. The principal amount of a TIIS instrument may diminish in times of deflation. However, the U.S. Treasury guarantees that the final principal payment at maturity is at least the original principal amount of the bond. The interest and principal components of the bonds may be “stripped” or sold separately. The Fund can buy or sell either component.

          The Fund may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, the Fund’s investments in inflation-linked bonds of foreign issuers is generally less than 25% of its total assets.

          The Fund is managed to maintain a duration that is similar to its benchmark index, the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index. Duration is the approximate percentage change in the price of a bond in response to a change in prevailing interest rates. As of December 31, 2006, the duration of the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index was 7.81 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. Typically, the Fund invests in corporate and foreign inflation-indexed bonds that are similar in duration and maturity as those of U.S. Government inflation-indexed bonds.

          The Fund also may invest in any of the fixed-income securities in which the Bond Fund invests, provided that no more than 5% of its total assets are invested in fixed-income securities rated below investment grade.

          Special Investment Risks: The Fund is subject to interest rate risk. As a result, its total return may not actually track the selected inflation index every year. Market values of inflation-indexed bonds can be affected by changes in the market’s inflation expectations or changes in real rates of interest. Also, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that the index used by TIIS does not accurately reflect inflation, the market value of those bonds could be adversely affected. In addition, the Fund may be subject to certain tax risks that are described below in “Taxes.” As with any mutual fund, you can lose money by investing in this Fund.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 29

          Who May Want to Invest: The Fund may be appropriate for investors who are especially concerned about protecting their investments from the adverse effects of inflation, seek a modest “real” rate of return (i.e., greater than the inflation rate) and want to balance their holdings in stocks, conventional fixed-income securities, and other investments with an investment in a “value preservation” option.

Money Market Fund

          TIAA-CREF Institutional Mutual Funds includes one Fund that primarily invests in high-quality, short-term money market instruments. This Fund is described below.

          Money Market Fund

          Investment Objective: The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

          Principal Investment Strategies: The Fund invests primarily in high-quality short-term money market instruments.

          The Fund invests in:

(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

(2)

Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt;

(3)	Securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)

Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers’ acceptances;

(6)	Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

(7)	Asset-backed securities issued by domestic corporations or trusts;

(8)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and/or

(9)

Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

          The Money Market Fund limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The Fund will only purchase money market instruments that at the time of purchase are “First Tier Securities,” that is, instruments rated within the highest category by at least two nationally recognized statistical rating

30 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

organizations (“NRSROs”), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The Fund can also invest up to 30% of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

          The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

          The benchmark index for the Fund is the iMoneyNet Money Fund Report AverageTM—All Taxable.

          Special Investment Risks: The principal risk of investing in the Money Market Fund is current income risk—that is, the income the Fund receives may fall as a result of a decline in interest rates. To a lesser extent, the Fund is also subject to market risk, company risk, income volatility, interest rate risk, prepayment risk and extension risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Money Market Fund, like the other Funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         Who May Want to Invest: The Fund may be appropriate for conservative investors who are looking for a high degree of principal stability and liquidity, and are willing to accept returns that may be lower than those offered by longer-term fixed-income investments.

PAST PERFORMANCE

          The bar charts and performance tables help illustrate some of the risks of investing in the Funds, and how investment performance varies. The bar charts show the performance of each Fund, before taxes, in each full calendar year since inception of the particular class of the Fund (i.e., the annual total returns). Below each chart we note the best and worst returns for a calendar quarter since inception of the particular class of the Fund. The performance table following the charts shows each Fund’s average annual total returns (before and after taxes over the one-year, five-year (where applicable) and since inception periods ended December 31, 2006 of the particular class of the Fund, and how those returns compare to those of broad-based securities market indices. The performance returns included in the bar charts and performance table for the periods shown below reflect previous agreements by Advisors to: (1) waive a portion of the investment management fees payable to Advisors for services it provided to certain of the Funds under the investment management agreement, and (2) reimburse the Funds so that “total annual fund operating expenses” or “other expenses,” which do not include investment management fees, do not exceed, annually, a certain percentage of each Fund’s average daily net assets. Without these waivers and reimbursements, the returns of certain Funds would have been lower. How the Funds have performed in the past is not necessarily an indication of how they will perform in the future.

          Performance information with respect to the Large-Cap Growth Fund, Managed Allocation Fund II, Bond Plus Fund II, Short-Term Bond Fund II, High-

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 31

Yield Fund II and Tax-Exempt Bond Fund II has not been provided because these Funds have not yet completed one calendar year of operations.

          Because the Retail Class of each of the International Equity Fund, Growth & Income Fund, Social Choice Equity Fund, Equity Index Fund, Bond Fund and Money Market Fund has not completed one calendar year of operations, the performance presented for the Retail Class shares of these Funds is the actual performance of each of their Institutional Class shares. This performance has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Retail Class shares. Retail Class shares generally will have lower performance than Institutional Class shares due to the lower expenses of the Institutional Class.

32 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

ANNUAL TOTAL RETURNS FOR THE RETAIL CLASS

LARGE-CAP VALUE FUND

Best quarter: 18.42% for the quarter ended
June 30, 2003. Worst quarter: –5.63%,
for the quarter ended March 31, 2003.

MID-CAP GROWTH FUND

Best quarter: 18.34% for the quarter ended
June 30, 2003. Worst quarter: –7.48%,
for the quarter ended June 30, 2006.

MID-CAP VALUE FUND

Best quarter: 18.58% for the quarter ended
June 30, 2003. Worst quarter: –3.88%,
for the quarter ended March 31, 2003.

SMALL-CAP EQUITY FUND

Best quarter: 23.49% for the quarter ended
June 30, 2003. Worst quarter: –5.60%,
for the quarter ended March 31, 2005.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 33

AVERAGE ANNUAL TOTAL RETURNS FOR THE RETAIL CLASS (continued)

REAL ESTATE SECURITIES FUND Best quarter: 17.12% for the quarter ended December 31, 2004. Worst quarter: –6.86%, for the quarter ended March 31, 2005.	INFLATION-LINKED BOND FUND Best quarter: 5.15% for the quarter ended March 31, 2004. Worst quarter: –3.19%, for the quarter ended June 30, 2004.

34 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS

GROWTH & INCOME FUND

Best quarter: 14.35%, for the quarter ended
June 30, 2003. Worst quarter: –16.46%,
for the quarter ended September 30, 2002.

INTERNATIONAL EQUITY FUND

Best quarter: 18.37%, for the quarter ended
December 31, 2003. Worst quarter: –19.39%,
for the quarter ended September 30, 2002.

EQUITY INDEX FUND

Best quarter: 16.22%, for the quarter ended
June 30, 2003. Worst quarter: –17.24%,
for the quarter ended September 30, 2002.

SOCIAL CHOICE EQUITY FUND

Best quarter: 16.24%, for the quarter ended
June 30, 2003. Worst quarter: –16.32%,
for the quarter ended September 30, 2002.

For the calendar years of 2003, 2004, 2005 and 2006, the performance of the Institutional Class of the Social Choice Equity Fund was impacted by a misallocation of income and net capital gains among the Fund’s classes. Had the misallocation not occurred, the total returns of the Institutional Class during 2003, 2004, 2005 and 2006 would have been 30.22%, 12.51%, 6.68% and 13.52%, respectively, and the best quarterly returns during these periods would have been 16.24% for the quarter ended 6/30/03 and the worst quarterly returns during these periods would have been – 3.09% for the quarter ended 3/31/05.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 35

AVERAGE ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS (continued)

BOND FUND Best quarter: 5.02%, for the quarter ended September 30, 2001. Worst quarter: –2.31%, for the quarter ended June 30, 2004.	MONEY MARKET FUND Best quarter: 1.65%, for the quarter ended December 31, 2000. Worst quarter: 0.25%, for the quarter ended March 31, 2004.

36 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

AVERAGE ANNUAL TOTAL RETURNS FOR RETAIL CLASS SHARES (Before and After Taxes)

	One Year (January 1, 2006 to December 31, 2006)	Since Inception to December 31, 2006

LARGE-CAP VALUE FUND
Inception Date: October 1, 2002
Return Before Taxes	21.15%	20.76%
Return After Taxes on Distributions	19.54%	19.01%
Return After Taxes on Distributions and Sale of Fund Shares	14.92%	17.49%
Russell 1000® Value Index	22.25%	19.91%

MID-CAP GROWTH FUND
Inception Date: October 1, 2002
Return Before Taxes	8.79%	20.12%
Return After Taxes on Distributions	8.00%	19.29%
Return After Taxes on Distributions and Sale of Fund Shares	6.76%	17.49%
Russell Midcap® Growth Index	10.66%	20.76%

MID-CAP VALUE FUND
Inception Date: October 1, 2002
Return Before Taxes	19.97%	25.16%
Return After Taxes on Distributions	17.63%	23.33%
Return After Taxes on Distributions and Sale of Fund Shares	14.65%	21.42%
Russell Midcap® Value Index	20.22%	23.75%

SMALL-CAP EQUITY FUND
Inception Date: October 1, 2002
Return Before Taxes	17.78%	21.58%
Return After Taxes on Distributions	14.96%	19.30%
Return After Taxes on Distributions and Sale of Fund Shares	12.72%	17.94%
Russell 2000® Index	18.37%	21.49%

REAL ESTATE SECURITIES FUND
Inception Date: October 1, 2002
Return Before Taxes	33.02%	26.78%
Return After Taxes on Distributions	30.35%	22.00%
Return After Taxes on Distributions and Sale of Fund Shares	22.49%	20.61%
Dow Jones Wilshire Real Estate Securities Index	35.88%	28.41%

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 37

AVERAGE ANNUAL TOTAL RETURNS FOR RETAIL CLASS SHARES (Before and After Taxes)

	One Year (January 1, 2006 to December 31, 2006)	Since Inception to December 31, 2006

INFLATION-LINKED BOND FUND
Inception Date: October 1, 2002
Return Before Taxes	0.05%	4.44%
Return After Taxes on Distributions	-1.08%	2.74%
Return After Taxes on Distributions and Sale of Fund Shares	0.03%	2.87%
Lehman Brothers U.S. Treasury Inflation-Protected Securities Index	0.41%	4.79%

38 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES
(Before and After Taxes)

	One Year (January 1, 2006 to December 31, 2006)	Five Years (January 1, 2002 to December 31, 2006)	Since Inception to December 31, 2006

GROWTH & INCOME FUND
Inception Date: July 1, 1999
Return Before Taxes	17.15%	5.60%	1.78%
Return After Taxes on Distributions	15.55%	4.66%	.98%
Return After Taxes on Distributions and Sale of Fund Shares	11.92%	4.57%	1.24%
S&P 500® Index	15.79%	6.19%	2.05%

INTERNATIONAL EQUITY FUND
Inception Date: July 1, 1999
Return Before Taxes	29.22%	15.98%	9.20%
Return After Taxes on Distributions	25.66%	14.43%	7.94%
Return After Taxes on Distributions and Sale of Fund Shares	21.98%	13.49%	7.53%
MSCI EAFE® Index	26.34%	15.05%	6.97%

EQUITY INDEX FUND
Inception Date: July 1, 1999
Return Before Taxes	15.61%	7.05%	2.95%
Return After Taxes on Distributions	15.14%	6.41%	2.38%
Return After Taxes on Distributions and Sale of Fund Shares	10.69%	5.94%	2.33%
Russell 3000® Index	15.72%	7.16%	3.10%

SOCIAL CHOICE EQUITY FUND*
Inception Date: July 1, 1999
Return Before Taxes	14.40%	7.24%	2.84%
Return After Taxes on Distributions	13.95%	6.89%	2.37%
Return After Taxes on Distributions and Sale of Fund Shares	9.95%	6.15%	2.20%
Russell 3000® Index	15.72%	7.16%	3.10%

BOND FUND
Inception Date: July 1, 1999
Return Before Taxes	4.11%	5.11%	6.10%
Return After Taxes on Distributions	2.37%	3.11%	3.78%
Return After Taxes on Distributions and Sale of Fund Shares	2.64%	3.19%	3.81%
Lehman Brothers U.S. Aggregate Index	4.33%	5.06%	6.08%

*

The performance of the Institutional Class of the Social Equity Fund was impacted because of a misallocation of income and net capital gains among the classes of the Fund. Had the misallocation not occurred, the actual performance would have been as follows: the average annual total return (before taxes) for One Year, Five Years and Since Inception would have been 13.52%, 7.06% and 2.72%, respectively. The misallocation had a similar impact on the average annual total return after taxes on distributions and the average annual total return after taxes on distributions and sale of Funds Shares for the same periods. Advisors made a cash infusion into the Social Equity Fund in August 2006 to address the impact of this misallocation.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 39

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES
(Before and After Taxes)

	One Year (January 1, 2006 to December 31, 2006)	Five Years (January 1, 2002 to December 31, 2006)	Since Inception to December 31, 2006

MONEY MARKET FUND
Inception Date: July 1, 1999
Return Before Taxes	5.05%	2.47%	3.40%
iMoneyNet Money Fund
Report AverageTM—All Taxable	2.66%	1.81%	2.67%

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes.

          Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

          The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or IRAs.

          The benchmark indices reflect no deductions for fees, expenses or taxes.

40 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

FEES AND EXPENSES

          Fees and Expenses for the Retail Class Shares

          The following tables describe the fees and expenses that you pay if you buy and hold Retail Class shares of the Funds:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)	Retail Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%
Maximum Account Fee	0%

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 41

RETAIL CLASS
ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)

	Management Fees	Distribution (12b-1) Fees[2]	Other Expenses[3]	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reimbursement/ Waiver[3]	Net Annual Fund Operating Expenses

Growth & Income Fund	0.45%	0.00%	0.37%	0.00%	0.82%	0.39%[4]	0.43%[5]
International Equity Fund	0.50%	0.00%	0.36%	0.00%	0.86%	0.06%	0.80%
Large-Cap Growth Fund	0.45%	0.00%	1.53%	0.00%	1.98%	1.55%[4]	0.43%[5]
Large-Cap Value Fund[1]	0.45%	0.00%	0.11%	0.00%	0.56%	0.00%	0.56%
Mid-Cap Growth Fund[1]	0.48%	0.00%	0.25%	0.00%	0.73%	0.00%	0.73%[5]
Mid-Cap Value Fund[1]	0.48%	0.00%	0.20%	0.01%	0.69%	0.00%	0.69%
Small-Cap Equity Fund[1]	0.48%	0.00%	0.22%	0.00%	0.70%	0.00%	0.70%
Equity Index Fund	0.04%	0.00%	0.23%	0.00%	0.27%	0.03%	0.24%
Social Choice Equity Fund	0.15%	0.00%	0.15%	0.02%	0.32%	0.00%	0.32%[5]
Real Estate Securities Fund[1]	0.50%	0.00%	0.17%	0.01%	0.68%	0.00%	0.68%
Managed Allocation Fund II	0.00%	0.00%	1.32%	0.32%	1.64%	1.32%	0.32%[6]
Bond Fund	0.30%	0.00%	0.14%	0.00%	0.44%	0.00%	0.44%
Bond Plus Fund II	0.30%	0.00%	0.45%	0.00%	0.75%	0.25%	0.50%
Short-Term Bond Fund II	0.25%	0.00%	0.36%	0.00%	0.61%	0.16%	0.45%[5]
High-Yield Fund II	0.35%	0.00%	0.46%	0.00%	0.81%	0.26%	0.55%
Tax-Exempt Bond Fund II	0.30%	0.00%	0.38%	0.00%	0.68%	0.18%	0.50%[5]
Inflation-Linked Bond Fund[1]	0.30%	0.00%	0.19%	0.00%	0.49%	0.00%	0.49%
Money Market Fund	0.10%	0.00%	0.13%	0.00%	0.23%	0.00%	0.23%[5]

[1]

Shareholders of these Funds approved a new investment management agreement, effective February 1, 2006. The expenses in this chart have been restated to show what the expenses would be under the new investment management agreement and if they had been in effect during the entire fiscal year ended September 30, 2006.

[2]

Retail Class shareholders of these Funds approved a new Distribution (12b-1) Plan for the Retail Class of these Funds, with a maximum annual reimbursement rate of 0.25% of average daily net assets.Although the Plan became effective on February 1, 2006, the Funds’ distributor, Teachers Personal Investors Services, Inc. (“TPIS”), agreed not to seek any reimbursements under the Plan through April 30, 2008. Therefore, no Distribution (12b-1) Fees are shown.

[3]

Advisors has contractually agreed to reimburse the Funds for such Total Annual Fund Operating Expenses that exceed, on an annual basis: 0.24% of average daily net assets for the Equity Index Fund; 0.30% of average daily net assets for the Money Market Fund; 0.40% of average daily net assets for the Social Choice Equity Fund; 0.43% of average daily net assets for the Large-Cap Growth Fund and Growth & Income Fund; 0.45% of average daily net assets for the Short-Term Bond Fund II; 0.50% of average daily net assets for the Bond Plus II,Tax-Exempt Bond II and Inflation-Linked Bond Funds; 0.55% of average daily net assets for the High-Yield Fund II; 0.60% of average daily net assets for Bond Fund; 0.80% of average daily net assets for the Large-Cap Value and International Equity Funds; 0.85% of average daily net assets for the Mid-Cap Growth, Mid-Cap Value, and Small-Cap Equity Funds and 0.90% of average daily net assets for the Real Estate Securities Fund.These expense reimbursement agreements are currently expected to continue through at least April 30, 2008 and can only be changed with the approval of the Board of Trustees.

[4]

Along with the agreement to limit Other Expenses, Advisors has also contractually agreed to waive the portion of its Management Fee for the Growth & Income and Large-Cap Growth Funds that exceeds 0.08% of average daily net assets through at least April 30, 2008.

42 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

[5]

Advisors has voluntarily agreed to reimburse the following Funds an additional percentage of their “Total Annual Fund Operating Expenses”: 0.05% for the Growth & Income Fund, 0.09% for the Large-Cap Growth Fund, 0.01% for the Mid-Cap Growth Fund, 0.04% for the Social Choice Equity Fund, 0.07% for the Short-Term Bond Fund II, 0.07% for the Tax-Exempt Bond Fund II and 0.01% for the Money Market Fund. After taking into consideration these voluntary reimbursements, the “Net Annual Fund Operating Expenses” for each Fund, expressed as a percentage of average daily net assets, would have been as follows: 0.38% for the Growth & Income Fund, 0.34% for the Large-Cap Growth Fund, 0.72% for the Mid-Cap Growth Fund, 0.28% for the Social Choice Equity Fund, 0.38% for the Short-Term Bond Fund II, 0.43% for the Tax-Exempt Bond Fund II and 0.22% for the Money Market Fund.These voluntary reimbursements may be discontinued at any time.

[6]

Advisors does not receive a management fee for its services to the Managed Allocation Fund II and has contracted to reimburse the Fund for all its direct expenses through April 30, 2008. However, shareholders in the Managed Allocation Fund II will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund II invests. The expenses in the table are based on the Fund’s expected allocations for the current fiscal year. Based upon the Fund’s expected allocations for the current fiscal year, this underlying fund expense is expected to be 0.32% (which includes waivers and reimbursements of the underlying funds’ expenses).

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 43

         Example

          The following example is intended to help you compare the cost of investing in Retail Class shares of the following Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that there is no expense reimbursement or management fee waiver agreement in place after April 30, 2008 (except for the Equity Index Fund, in which case the example assumes the expense reimbursement agreement will remain in effect through April 30, 2010). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Growth & Income Fund	$44	257	488	1,151
International Equity Fund	$82	303	542	1,228
Large-Cap Growth Fund	$44	504	992	2,337
Large-Cap Value Fund	$57	214	385	879
Mid-Cap Growth Fund	$75	268	477	1,081
Mid-Cap Value Fund	$70	255	456	1,034
Small-Cap Equity Fund	$72	258	461	1,046
Equity Index Fund	$25	112	215	517
Social Choice Equity Fund	$33	138	253	588
Real Estate Securities Fund	$69	252	450	1,022
Managed Allocation II1	$33	527	1,049	2,482
Bond Fund	$45	176	319	735
Bond Plus II	$51	249	464	1,082
Short-Term Bond II	$46	214	396	924
High Yield Bond II	$56	267	495	1,151
Tax-Exempt Bond II	$51	234	433	1,006
Inflation-Linked Bond Fund	$50	192	346	795
Money Market Fund	$24	109	203	477

[1]

Please note that the one-year expenses for the Managed Allocation Fund II are based upon the Fund’s pro rata share of the underlying funds’ total expenses after any waivers or reimbursements. Three-, five- and ten-year expenses for the Managed Allocation Fund II are based on the underlying fund expenses before any waivers or reimbursements, plus the “other expenses” of the Fund indicated in the expense chart above.

44 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

         Investment Management Styles

          Growth Investing.This is a portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers with favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer’s earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company’s securities.

          Value Investing.This is a portfolio management style that typically involves seeking securities that:

•	Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to-earnings and stock price-to-cash flow);

•	Can be acquired for less than what one believes is the issuer’s potential value; and

•	Appear attractive using discounted cash flow models.

          Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of “special situation” companies. A special situation company is one that is believed to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer’s potential value involves fundamental research and analysis of such companies and issuers.

MORE ABOUT BENCHMARKS AND OTHER INDICES

          The benchmarks and indices described below are unmanaged, and you cannot invest directly in the index.

          Russell 1000® Growth Index

          This is the benchmark index for the Large-Cap Growth Fund. The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Growth Index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in those sectors of the market with typically higher relative

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 45

valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2006, the market capitalization of companies in the Russell 1000® Growth Index ranged from $1.2 billion to $464 billion, with a mean market capitalization of $74.0 billion and a median market capitalization of $5.6 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

          S&P 500® Index

          This is the benchmark index for the Growth & Income Fund. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology and financial companies of the U.S. markets. The index focuses on the Large-Cap segment of the market, with 75% coverage of U.S. equities. Standard & Poor’s determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation, and can change its composition at any time.

          MSCI EAFE® Index

          This is the benchmark index for the International Equity Fund. The MSCI EAFE® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America—in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most “investable” stocks (as determined by size and trading volume) are selected until 85% of the free float adjusted market representation of each industry is reached. MSCI country indices capture 85% of each country’s free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE® Index, the regional index captures 85% of the free float adjusted market capitalization of 21 developed countries around the world.

          The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 65% of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

          Russell 1000® Value Index

          This is the benchmark for the Large-Cap Value Fund. The Russell 1000® Value Index is a subset of the Russell 1000® Index which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Value Index contains

46 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000® Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2006, the market capitalization of companies in the Russell 1000® Value Index ranged from $1.3 billion to $464 billion, with a mean market capitalization of $111.9 billion and a median market capitalization of $5.2 billion.

         Russell Midcap® Growth Index

          This is the benchmark for the Mid-Cap Growth Fund. The Russell Midcap® Growth Index is a subset of the Russell Midcap® Index, which represents the 800 U.S. equity securities in market capitalization following the top 200 U.S. equity securities. The Russell Midcap® Growth Index contains higher weightings in roughly one-third of these 800 Russell Midcap securities with higher relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2006, the market capitalization of companies in the Russell Midcap® Growth Index ranged from $1.2 billion to $21.4 billion, with a mean market capitalization of $8.4 billion and a median market capitalization of $4.3 billion.

         Russell Midcap® Value Index

          This is the benchmark for the Mid-Cap Value Fund. The Russell Midcap® Value Index is a subset of the Russell Midcap® Index, which represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. The Russell Midcap® Value Index contains higher weightings of roughly one-third of these 800 Russell Midcap securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Value Index has higher weightings in those sectors of the market with typically lower relative valuations, including sectors such as financial services and energy. As of December 31, 2006, the market capitalization of companies in the Russell Midcap® Value Index ranged from $1.3 billion to $19.2 billion, with a mean market capitalization of $8.5 billion and a median market capitalization of $4.3 billion.

         Russell 2000® Index

          This is the benchmark for the Small-Cap Equity Fund. The Russell 2000® Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2006, the market capitalization of companies in the Russell 2000® Index ranged from $68 million to $3 billion, with a mean market capitalization of $1.2 billion and a median market capitalization of $657 million. The Frank Russell Company determines the composition of the index based solely on market capitalization, and can change its composition at any time.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 47

         Russell 3000® Index

          This is the benchmark for the Equity Index Fund and the Social Choice Equity Fund. The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2006, the market capitalization of companies in the Russell 3000® Index ranged from $68 million to $464 billion, with a mean market capitalization of $85 billion and a median market capitalization of $1.1 billion. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time.

         Dow Jones Wilshire Real Estate Securities Index

          This is the benchmark for the Real Estate Securities Fund. The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly-traded real estate securities, such as REITs and real estate operating companies (“REOCs”). The Dow Jones Wilshire Real Estate Securities Index is capitalization weighted, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the Dow Jones Wilshire Real Estate Securities Index are equity owners and operators of commercial real estate deriving 75% or more of their total revenues from the ownership and operation of real estate assets. Excluded from the Dow Jones Wilshire Real Estate Securities Index are mortgage REITs, health care REITs, net lease REITs, real estate finance companies, home builders, large land owners and sub-dividers, hybrid REITs, and companies with more than 25% of their assets in direct mortgage investments. A Company in the Dow Jones Wilshire Real Estate Securities Index must have a capitalization of at least $200 million at the time of its inclusion. If a company’s total market capitalization falls below $100 million and remains at that level for two consecutive quarters, it will be removed from the index.

         Lehman Brothers U.S. Aggregate Index

          This is the benchmark for the Bond Fund and the Bond Plus Fund II. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities. This index contains approximately 7,158 issues. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. To be selected for inclusion in the Lehman Brothers Aggregate Bond Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

48 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

         Lehman Brothers U.S. Treasury Inflation-Protected Securities Index

          This is the benchmark for the Inflation-Linked Bond Fund. The Lehman Brothers U.S. Treasury Inflation-Protected Securities Index measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (“CPI”). To be selected for inclusion in the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

          Lehman Brothers U.S. Government/Credit (1-5 year) Index

          This is the benchmark for the Short-Term Bond Fund II. The Lehman Brothers Mutual Fund Short (1-5 year) Government/Credit Index tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1-5 year maturities.

         Merrill Lynch BB/B Cash Pay Issuer Constrained Index

          This is the benchmark for the High-Yield Fund II. The Merrill Lynch BB/B Cash Pay Issuer Constrained Index tracks the performance of bond securities that pay interest in cash and have a credit rating of BB or B. Merrill Lynch uses a composite of Fitch, Inc. Moody’s and S&P’s credit ratings in selecting bonds for this index. These ratings measure the risk that the bond issuer will fail to pay interest or to repay principal in full. The index is market weighted, so that larger bond issues have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index.

         Lehman Brothers 10-Year Municipal Bond Index

          This is the benchmark for the Tax-Exempt Bond Fund II. The Lehman Brothers 10-Year Municipal Bond Index is a weighted index that tracks the performance of long-term, tax exempt bonds, meaning that the return of a larger security has a greater effect on the index’s return than that of a smaller one. Bonds in the index must have a minimum credit rating of Baa3/BBB–/BBB+, an outstanding part value of at least $7 million, and be issued as part of a transaction of at least $75 million.

ADDITIONAL INVESTMENT STRATEGIES

         Equity Funds

          The Equity Funds may invest in short-term debt securities of the same type as those held by the Money Market Fund and other kinds of short-term instruments. These help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their total assets in fixed-income securities. The Equity Funds may also manage cash by investing in money market funds or other short-term investment company securities.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 49

          Each Equity Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. Where appropriate futures contracts do not exist, or if the Equity Funds deem advisable for other reasons, the Funds may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Equity Funds may also use ETFs for purposes other than cash management, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Equity Funds invest in ETFs or other investment companies, the Funds bear a proportionate share of expenses charged by the investment company in which they invest. To manage currency risk, these Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Equity Funds can also invest in derivatives and other newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          The Real Estate Securities Fund

          The Real Estate Securities Fund may utilize the investment strategies used by the Equity Funds that are described above, as well as the investment strategies used by the Fixed-Income Funds that are described below.

          The Fixed-Income Funds

          The Fixed-Income Funds may make certain other investments, but not as principal strategies. For example, these Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. We intend to use options and futures primarily as a hedging technique or for cash management. To manage currency risk, these Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. These Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fund’s investment objective and restrictions. Additionally, the Fixed-Income Funds may invest in other investment companies, such as ETFs, for cash management and other purposes. When invested in other investment companies, the Funds will bear their proportionate share of expenses charged by these investment companies.

50 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

          The Money Market Fund

          The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the Fund’s assets in U.S. dollar-denominated securities or other instruments maturing in 397 days or less. We cannot assure you that we will be able to maintain a stable net asset value of $1.00 per share for this Fund.

PORTFOLIO HOLDINGS

          A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Funds’ SAI.

PORTFOLIO TURNOVER

          A Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses borne by a Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes shareholders. None of the Funds are subject to a specific limitation on portfolio turnover, and securities of each Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. In general, the actively-managed Equity Funds will have higher portfolio turnover rates than the Index Fund. Also certain trading strategies utilized by the Fixed-Income Funds may increase portfolio turnover. The portfolio turnover rates of the Funds during recent fiscal periods are included below under Financial Highlights.

SHARE CLASSES

          TIAA-CREF Institutional Mutual Funds offers the following share classes for investors (a Fund may not offer all classes of shares):

•

Retirement Class shares are offered through accounts established by employers, or the trustees of plans sponsored by employers, in most cases through Teachers Insurance and Annuity Association of America (“TIAA”) or its affiliates, in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans. (TIAA, together with its affiliated companies, shall hereinafter be referred to as “TIAA-CREF.”) Retirement Class shares also may be offered through custody accounts established by individuals as IRAs through TIAA-CREF. Retirement Class shares generally have higher non-investment management expenses than Institutional Class shares to pay for higher administrative expenses associated with offering this class on retirement platforms.

•

Institutional Class shares are available for purchase only by (1) direct investors who meet certain eligibility requirements; (2) certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”);

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 51

(3) other persons, such as tuition savings or prepaid plans or insurance company separate accounts, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase Institutional Class shares; or (4) other affiliates of TIAA-CREF that the TIAA-CREF Institutional Mutual Funds may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans.

•

Retail Class shares generally are offered directly to the investing public. The Retail Class has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 through which it can reimburse the Fund’s distributor or other entities for their efforts to distribute or promote Retail Class shares. Retail Class shares generally have higher non-investment management expenses than Institutional Class shares since they have higher administrative and distribution expenses.

          Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUNDS

THE FUNDS’ INVESTMENT ADVISER

          Advisors manages the assets of TIAA-CREF Institutional Mutual Funds, under the supervision of the Board of Trustees. Advisors is an indirect wholly-owned subsidiary of TIAA. It is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds and the TIAA-CREF Mutual Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of the College Retirement Equities Fund (“CREF”). As of December 31, 2006, Advisors and Investment Management together had approximately $215 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors also supervises and acts as

52 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

liaison among the various service providers to the Funds, such as the custodian and transfer agent.

          Advisors manages the assets of the Funds described in this prospectus pursuant to a written investment management agreement with TIAA-CREF Institutional Mutual Funds. The annual investment management fees charged under the Management Agreement with respect to each Fund are as follows:

Investment Management Fees

INTERNATIONAL EQUITY FUND*
REAL ESTATE SECURITIES FUND*

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0—$1.0	0.50%
Over $1.0—$2.5	0.48%
Over $2.5—$4.0	0.46%
Over $4.0	0.44%

GROWTH & INCOME FUND*
LARGE-CAP VALUE FUND*
LARGE-CAP GROWTH FUND*

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0—$1.0	0.45%
Over $1.0—$2.5	0.43%
Over $2.5—$4.0	0.41%
Over $4.0	0.39%

MID-CAP GROWTH FUND*
MID-CAP VALUE FUND*
SMALL-CAP EQUITY FUND*

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0—$0.5	0.48%
Over $0.5—$0.75	0.46%
Over $0.75—$1.00	0.44%
Over $1.0	0.42%

*	To understand the impact of these break points, please see the Funds’ most recent shareholder report or go to www.tiaa-cref.org for the Funds’ net assets as of a relatively recent date.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 53

EQUITY INDEX FUND

Assets Under Management (Billions)	Fee Rate (average daily net assets)

All Assets	0.04%

SOCIAL CHOICE EQUITY FUND

Assets Under Management (Billions)	Fee Rate (average daily net assets)

All Assets	0.15%

BOND FUND*
INFLATION-LINKED BOND FUND*
BOND PLUS FUND II*
TAX-EXEMPT BOND FUND II*

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0—$1.0	0.30%
Over $1.0—$2.5	0.29%
Over $2.5—$4.0	0.28%
Over $4.0	0.27%

MANAGED ALLOCATION FUND II

Assets Under Management (Billions)	Fee Rate (average daily net assets)

All Assets	0.00%

SHORT-TERM BOND FUND II*

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0—$1.0	0.25%
Over $1.0—$2.5	0.24%
Over $2.5—$4.0	0.23%
Over $4.0	0.22%

HIGH-YIELD FUND II*

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0—$1.0	0.35%
Over $1.0—$2.5	0.34%
Over $2.5—$4.0	0.33%
Over $4.0	0.32%

MONEY MARKET FUND

Assets Under Management (Billions)	Fee Rate (average daily net assets)

All Assets	0.10%

*	To understand the impact of these break points, please see the Funds’ most recent shareholder report or go to www.tiaa-cref.org for the Funds’ net assets as of a relatively recent date.

54 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

A discussion regarding the basis for the Board of Trustees’ approval of each of the Funds’ investment management agreement is available in the Funds’ annual report to shareholders for the fiscal year ended September 30, 2006. For a free copy, please call 800 842-2776, visit the Funds’ website at www.tiaa-cref.org/mfs or visit the SEC’s website a www.sec.gov.

PORTFOLIO MANAGEMENT TEAMS

          Each Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management teams primarily responsible for managing each Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 55

GROWTH & INCOME FUND

			Total Experience (since dates specified below)
	Portfolio Role/
Name & Title	Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Susan Kempler Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Citigroup Asset Management – 1997 to 2005	2005	1987	2005

William M. Riegel Managing Director	Portfolio Risk Management	Teachers Advisors, Inc., TIAA and its affiliates – 1999 to Present.	1999	1979	2005

INTERNATIONAL EQUITY FUND

			Total Experience (since dates specified below)
	Portfolio Role/
Name & Title	Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Shigemi (Amy) Hatta Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2002 to Present, Merrill Lynch & Co., Inc. – 2000 to 2001	2002	1995	2007

Christopher F. Semenuk Managing Director	Stock Selection – Europe Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1993 to Present	1993	1987	1999

LARGE-CAP GROWTH FUND

			Total Experience (since dates specified below)
	Portfolio Role/
Name & Title	Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Susan Hirsch Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Jennison Associates – 2000 to 2005	2005	1975	2006

Gregory B. Luttrell, CFA Managing Director	Stock Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1991 to Present	1991	1985	2006

LARGE-CAP VALUE FUND

			Total Experience (since dates specified below)
	Portfolio Role/
Name & Title	Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Richard Cutler Managing Director	Stock Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1997 to Present	1997	1991	2002

Athanasios (Tom) Kolefas, CFA Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Jennison Associates – 2000 to 2004	2004	1987	2004

56 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

MID-CAP GROWTH FUND

			Total Experience (since dates specified below)
	Portfolio Role/
Name & Title	Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Gregory B. Luttrell, CFA Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 1991 to Present	1991	1985	2003

George (Ted) Scalise, CFA Managing Director	Stock Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 2006 to Present, Duncan-Hurst Capital Management, L.P. – 1996 to 2006	2006	1995	2006

MID-CAP VALUE FUND

			Total Experience (since dates specified below)
	Portfolio Role/
Name & Title	Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Richard Cutler Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 1997 to Present	1997	1991	2002

Athanasios (Tom) Kolefas, CFA Managing Director	Stock Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Jennison Associates – 2000 to 2004	2004	1987	2004

SMALL-CAP EQUITY FUND

			Total Experience (since dates specified below)
	Portfolio Role/
Name & Title	Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Michael S. Shing, CFA Managing Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Barclays Global Investors – 1993 to 2004	2004	1990	2004

EQUITY INDEX FUND

			Total Experience (since dates specified below)
	Portfolio Role/
Name & Title	Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004	2004	1987	2004

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 57

SOCIAL CHOICE EQUITY FUND

			Total Experience (since dates specified below)
	Portfolio Role/
Name & Title	Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004	2004	1987	2004

REAL ESTATE SECURITIES FUND

			Total Experience (since dates specified below)
	Portfolio Role/
Name & Title	Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

David Copp Director	Stock Selection – REITs	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present. RBC Capital Markets – 2002 to 2005, Robertson Stephens – 1999 to 2002	2005	1996	2005

Thomas M. Franks, CFA Managing Director	Portfolio Risk Management	Teachers Advisors, Inc., TIAA and its affiliates – 2001 to Present	2001	1997	2006

Brendan W. Lee Associate	Stock Selection – REITs	Teachers Advisors, Inc., TIAA and its affiliates – 2006 to Present, Clifford Partners, LLC – 1998 to 2006	2006	1998	2006

MANAGED ALLOCATION FUND II

			Total Experience (since dates specified below)
	Portfolio Role/
Name & Title	Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

John M. Cunniff, CFA Managing Director	Asset Allocation	Teachers Advisors, Inc., TIAA and its affiliates – 2006 to Present, Morgan Stanley Investment Management – 2001 to 2006	2006	1992	2006

Hans L. Erickson, CFA Managing Director	Asset Allocation	Teachers Advisors, Inc., TIAA and its affiliates – 1996 to Present	1996	1988	2006

Pablo Mitchell Associate	Asset Allocation	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Thomson Vestek – 2002 to 2003	2004	2002	2006

58 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

BOND FUND

			Total Experience (since dates specified below)
	Portfolio Role/
Name & Title	Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

John M. Cerra Managing Director	Fixed Income Security Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1985 to Present	1985	1985	2003

Richard W. Cheng Director	Fixed Income Security Selection/ Trading – Corporate Bonds	Teachers Advisors, Inc., TIAA and its affiliates – 1997 to Present	1997	1991	2001

Stephen Liberatore, CFA Managing Director	Fixed Income Security Selection – Corporate Bonds	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Nationwide Mutual Insurance Company – 2003 to 2004, Protective Life Corporation – 1999 to 2002	2004	1994	2004

Steven Raab, CFA Director	Fixed Income Security Selection/ Trading – MBS, CMBS & ABS	Teachers Advisors, Inc., TIAA and its affiliates – 1991 to Present	1991	1991	2004

BOND PLUS FUND II

			Total Experience (since dates specified below)
	Portfolio Role/
Name & Title	Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

John M. Cerra Managing Director	Fixed Income Security Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1985 to Present	1985	1985	2006

Richard W. Cheng Director	Fixed Income Security Selection/ Trading – Corporate Bonds	Teachers Advisors, Inc., TIAA and its affiliates – 1997 to Present	1997	1991	2006

Stephen Liberatore, CFA Managing Director	Fixed Income Security Selection – Corporate Bonds	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Nationwide Mutual Insurance Company – 2003 to 2004, Protective Life Corporation – 1999 to 2002	2004	1994	2006

Steven Raab, CFA Director	Fixed Income Security Selection/ Trading – MBS, CMBS & ABS	Teachers Advisors, Inc., TIAA and its affiliates – 1991 to Present	1991	1991	2006

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 59

SHORT-TERM BOND FUND II

			Total Experience (since dates specified below)
	Portfolio Role/
Name & Title	Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

John M. Cerra Managing Director	Fixed Income Security Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1985 to Present	1985	1985	2006

Richard W. Cheng Director	Fixed Income Security Selection/ Trading – Corporate Bonds	Teachers Advisors, Inc., TIAA and its affiliates – 1997 to Present	1997	1991	2006

Stephen Liberatore, CFA Managing Director	Fixed Income Security Selection – Coporate Bonds	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Nationwide Mutual Insurance Company – 2003 to 2004, Protective Life Corporation – 1999 to 2002	2004	1994	2006

Steven Raab, CFA Director	Fixed Income Security Selection/ Trading – MBS, CMBS & ABS	Teachers Advisors, Inc., TIAA and its affiliates – 1991 to Present	1991	1991	2006

HIGH-YIELD FUND II

			Total Experience (since dates specified below)
	Portfolio Role/
Name & Title	Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Michael J. Ainge, CFA Director	Fixed Income Security Selection – Research	Teachers Advisors, Inc., TIAA and its affiliates – 1998 to Present	1998	1992	2006

Jean C. Lin, CFA Director	Fixed Income Security Selection – Research	Teachers Advisors, Inc., TIAA and its affiliates – 1994 to Present	1994	1994	2006

Kevin R. Lorenz, CFA Managing Director	Fixed Income Security Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1987 to Present	1987	1987	2006

John G. Morriss Director	Fixed Income Security Selection – Research	Teachers Advisors, Inc., TIAA and its affiliates – 1998 to Present	1998	1990	2006

Richard J. Tanner, CFA Director	Fixed Income Security Selection – Research	Teachers Advisors, Inc., TIAA and its affiliates – 1996 to Present	1996	1988	2006

60 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

TAX-EXEMPT BOND FUND II

			Total Experience (since dates specified below)
	Portfolio Role/
Name & Title	Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Peter Scola Managing Director	Fixed Income Security Selection	Teachers Advisors, Inc., TIAA and its affiliates – 1998 to Present	1998	1967	2006

INFLATION-LINKED BOND FUND

			Total Experience (since dates specified below)
	Portfolio Role/
Name & Title	Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Steven I. Traum Managing Director	Fixed Income Security Selection – Trader/Research	Teachers Advisors, Inc., TIAA and its affiliates – 1983 to Present	1983	1980	2004

MONEY MARKET FUND

			Total Experience (since dates specified below)
	Portfolio Role/
Name & Title	Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Michael F. Ferraro, CFA Director	Fixed Income Security Selection – Trader/Research	Teachers Advisors, Inc., TIAA and its affiliates – 1998 to Present	1998	1974	1999

          The Funds’ SAI provides additional disclosure about the compensation structure of each of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Funds they manage.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 61

DISTRIBUTION ARRANGEMENTS

          TPIS distributes each Fund’s shares. Each Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, a Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses. This plan became effective on February 1, 2006; however, TPIS has agreed not to seek reimbursement of any expenses under the plan through April 30, 2008. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because these fees are paid out of each Fund’s assets on an ongoing basis, once these fees begin to be charged, over time they will increase the cost of your investment.

          TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of each Fund. TPIS may seek reimbursement under the distribution plan to pay such other intermediaries for expenses incurred in the sale and promotion of Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of their own assets to support the distribution of Retirement or Institutional Class shares. Payments to intermediaries may include payments to certain third party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

CALCULATING SHARE PRICE

          Each Fund determines its net asset value (“NAV”) per share, or share price, of a Fund on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for each Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). Fund shares are not priced on days that the NYSE is closed. Each Fund’s NAV is computed by dividing the value of the Fund’s assets, less its liabilities, and its NAV per share is computed by dividing its NAV allocable to each share class, by the number of outstanding shares of that class.

          If a Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          For Funds other than the Money Market Fund, we usually use market quotations or independent pricing services to value securities and other instruments held by the Funds. If market quotations or independent pricing services are not readily available, we will use a security’s “fair value,” as determined in good faith by or under the direction of the Board of Trustees. We may also use

62 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. For example, we might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before a Fund’s NAV is calculated. The use of fair value pricing may result in changes to the prices of portfolio securities that are used to calculate a Fund’s NAV.

          Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur, for instance, where there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust to the price levels in the U.S. when their markets open the next day. In these cases, we may fair value certain foreign securities when we feel the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Fund to the detriment of longer-term shareholders, it does eliminate some of the certainty in pricing obtained by using actual market close prices.

          Our fair value pricing procedures provide, among other things, for us to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. We also examine the prices of individual securities to determine, among other things, whether their price reflects fair value at the close of the NYSE based on market movements. Additionally, we may fair value domestic securities when we feel the last market quotation is not readily available or we feel it does not represent the fair value of that security.

          Money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          To calculate the Money Market Fund’s NAV per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 63

DIVIDENDS AND DISTRIBUTIONS

          Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The following table shows how often we plan to pay dividends on each Fund:

Fund	Dividend Paid

Growth & Income Fund	Quarterly
International Equity Fund	Annually
Large-Cap Growth Fund	Annually
Large-Cap Value Fund	Annually
Mid-Cap Growth Fund	Annually
Mid-Cap Value Fund	Annually
Small-Cap Equity Fund	Annually
Equity Index Fund	Annually
Social Choice Equity Fund	Annually
Real Estate Securities Fund	Quarterly
Managed Allocation Fund II	Quarterly
Bond Fund	Monthly
Bond Plus Fund II	Monthly
Short-Term Bond Fund II	Monthly
High-Yield Fund II	Monthly
Tax Exempt Bond Fund II	Monthly
Inflation-Linked Bond Fund	Quarterly
Money Market Fund	Monthly

          Although we pay dividends monthly from the Money Market Fund, these dividends are calculated and declared daily.

          We intend to pay net capital gains from Funds that have them once a year.

          Holders of Retail Class shares can elect from among the following distribution options:

1.

Reinvestment Option, Same Fund. We automatically reinvest your dividend and capital gain distributions in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. We automatically reinvest your dividend and capital gain distributions in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. We automatically reinvest your long-term capital gain distributions, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. We automatically reinvest your dividend and short-term capital gain distributions, but you will be sent a check for each long-term capital gain distribution.

64 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

5.	Cash Option. We send a check for your dividend and each capital gain distribution.

          We make distributions for each Fund on a per share basis to the shareholders of record on the Fund’s distribution date. We do this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below). Cash distribution checks will be mailed within seven days of the distribution date.

TAXES

          As with any investment, you should consider how your investment in any Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the Internal Revenue Service (“IRS”) a statement showing the taxable distributions paid to you in the previous year from each Fund. Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 5% (0% for taxable years beginning after 2007) to individual investors who are in the 10% or 15% tax bracket). Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          Under recent legislation, a portion of ordinary income dividends paid by a Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified income received by a Fund. Notwithstanding this, certain holding period requirements with respect to an individual’s shares in a Fund may apply to prevent the individual from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 65

the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of a Fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. We are also required to begin backup withholding if instructed by the IRS to do so.

          “Buying a dividend.” If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement, such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its investments and these taxes generally will reduce such Fund’s distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify in your hands for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Special considerations for Inflation-Linked Bond Fund shareholders. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond held by the Inflation-Linked Bond Fund may give rise to original issue discount, which will be included in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders

66 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year of the adjustment may be characterized in some circumstances as a return of capital.

          Clients of TIAA-CREF Trust Company, FSB. If you purchased Fund shares through TIAA-CREF Trust Company, FSB, it is responsible for providing you with a statement showing taxable distributions paid to you from each Fund.

          This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

YOUR ACCOUNT: BUYING, SELLING
OR EXCHANGING SHARES

RETAIL CLASS SHARES
TYPES OF ACCOUNTS

          Retail Class shares of the TIAA-CREF Institutional Mutual Funds are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and institutional accounts.

•	Affiliated investment companies.

          We will only accept accounts with a U.S. address of record; we will not accept accounts with a foreign address of record. Additionally, we will not accept a post office box as the address of record for accounts.

          For more information about opening an IRA or corporate or institutional account, please call us at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 67

         How to Open an Account and Make Subsequent Investments

          To open an account, send us a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of our consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments per Fund for all account types must be at least $100. All purchases must be in U.S. dollars and checks must be drawn on U.S. banks. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. We will not accept corporate checks for investment into non-corporate accounts.

          We consider all requests for purchases, checks and other forms of payment to be received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent). (See below.) We will not accept third party checks. (We consider any check not made payable directly to TIAA-CREF Institutional Mutual Funds-Retail Class as a third party check). We cannot accept checks made out to you or other parties and signed over to us.

          To Open An Account On-Line: Please visit our Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA), account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Institutional Mutual Funds-Retail Class, and application to:

First Class Mail:	The TIAA-CREF Institutional Mutual Funds-Retail Class c/o Boston Financial Data Services P.O. Box 8009 Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Institutional Mutual Funds-Retail Class c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.

          To Open An Account By Wire: Send us your application by mail, then call us to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank 225 Franklin Street Boston, MA 02110 ABA Number 011000028 DDA Number 99052771

68 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

          Specify on the wire:

•	The TIAA-CREF Institutional Mutual Funds-Retail Class

•	Account registration (names of registered owners), address and social security number(s) or taxpayer identification number

•	Indicate if this is for a new or existing account (provide Fund account number if existing)

•	The Fund(s) in which you want to invest, and amount per Fund to be invested

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, and the Fund(s) you want to invest in and the amount to be invested in each Fund(s).

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize us to take regular, automatic withdrawals from your bank account.

          To begin this service, send us a voided check or savings account investment slip. It will take us up to 10 days from the time we receive it to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after we receive your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the TIAA-CREF Institutional Mutual Funds over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check was provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call us at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from our website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your social security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 69

will lead you through the transaction process, and we will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (you do not have to send us an application again).

          Points to Remember for All Purchases

•	Your investment must be for a specified dollar amount. We cannot accept purchase requests specifying a certain price, date, or number of shares; we will return these investments.

•	We reserve the right to reject any application or investment. There may be circumstances when we will not accept new investments in one or more of the Funds.

•	Your ability to purchase shares may be restricted due to limitations on exchanges. See “Points to Remember When Exchanging” below.

•

If you have a securities dealer (including a mutual fund “supermarket”), bank, or other financial institution handle your transactions, they may charge you a fee. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transaction.

•

If your purchase check does not clear or payment on it is stopped, or if we do not receive good funds through electronic funds transfer, we will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the Funds or Advisors. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the Funds. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until you provide us with the information we need, we may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

HOW TO REDEEM SHARES

          You can redeem (sell) your Retail Class shares at any time. Redemptions must be for at least $250 or the balance of your investment in a Fund, if less.

          Usually, we send your redemption proceeds to you on the second business day after we receive your request, but not later than seven days afterwards, assuming the request is received in good order by the Funds’ transfer agent (or other

70 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

authorized Fund agent) (see below). If you request a redemption of shares shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

          We send redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, we will require a letter of instruction with a medallion signature guarantee for each account holder (see page 98). We can send your redemption proceeds in several different ways: by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below. We can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, medallion signature guarantees (if required), and any other required supporting legal documentation. Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders have the telephone redemption option automatically. If you do not want to be able to redeem by telephone, indicate this on your application or call us any time after opening your account. Telephone redemptions are not available for IRA accounts.

          By Systematic Redemption Plan: You can elect this feature only from Funds with balances of at least $5,000. We will automatically redeem shares in a particular Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount (minimum $250) of the redemption and from which Fund you want to redeem shares.

          If you want to set up a systematic redemption plan, contact us and we will send you the necessary forms. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A medallion signature guarantee is required for this address change.

          We can terminate the systematic redemption plan option at any time, although we will notify you if we do. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling us. Requests to establish,

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 71

terminate, or change the amount or frequency of redemptions will become effective within 5 days after we receive your instructions.

          Points To Remember When Redeeming:

•	We cannot accept redemption requests specifying a certain price or date; these requests will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send us your request in writing with a medallion signature guarantee of all owners exactly as registered on the account.

•	For redemptions of more than $250,000, we reserve the right to give you marketable securities instead of cash.

          By Check: If you’ve elected the Money Market Fund’s check writing privilege, you can make redemptions from the Money Market Fund by check. All registered account owners must sign a signature card before the privilege can be exercised. You can establish check writing on your account when you apply or later upon request. Checks are issued 10 days after the check writing privilege has been added to the account.

          For joint accounts, we require only the signature of any one owner on a check. You can write up to 24 checks per year, as long as each check is for at least $250. Checks written for less than $250 will not be honored. We reserve the right to charge a $25 fee if there are insufficient Money Market Fund shares in your account to cover the amount of the check; or for each check you write if you have already written 24 checks in one year.

          You cannot write a check to close your Money Market Fund account because the value of the Fund changes daily as dividends are accrued. You also cannot write a check to redeem shares from the Money Market Fund for 10 days after your check or automatic investment plan payment to purchase Money Market Fund shares is received if your Fund account does not otherwise have a sufficient balance to support the redemption check.

HOW TO EXCHANGE SHARES

          Investors holding Retail Class shares of a Fund are accorded certain exchange privileges involving their Retail Class shares of a Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of one Fund and the use of the proceeds to purchase Retail Class shares of another Fund;

•	a sale (redemption) of Retail Class shares of one Fund and the use of the proceeds to purchase shares of a mutual fund of TIAA-CREF Mutual Funds; and

•	a sale (redemption) of shares of a mutual fund of TIAA-CREF Mutual Funds and the use of the proceeds to purchase of Retail Class shares of a Fund.

72 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below. The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange to a Fund in which you already own shares must be at least $50. An exchange to a new Fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per Fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between accounts can be made only if the accounts are registered identically in the same name(s), address and social security number or taxpayer identification number.

          You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the Funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. We automatically redeem Retail Class shares from a specified Fund and purchase Retail Class shares in another Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the Funds involved in the exchange. An exchange to a Fund in which you already own shares must be for at least $50, and an exchange to a new Fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per Fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact us and we will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling us. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after we receive your instructions.

          Points To Remember When Exchanging:

•	Make sure you understand the investment objective of the Fund into which you exchange shares. The exchange option is not designed to allow you to

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 73

time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

To maintain low expense ratios and avoid disrupting the management of each Fund’s portfolio, we reserve the right to suspend the exchange privilege if you have made more than 12 exchanges within a 12-month period for any Fund or any TIAA-CREF Mutual Fund, except the Institutional International Equity Fund, the International Equity Fund, the Institutional High-Yield Fund II and the High-Yield Bond Fund. For these Funds we reserve the right to suspend the exchange privilege if you make more than 6 exchanges in a 12-month period. We count each purchase or sale order as one exchange. For example, an exchange out of one Fund and purchase of another Fund would count as one exchange for each Fund.

•

We reserve the right to reject any exchange request and to modify or terminate the exchange option at any time. We may do this, in particular, when we deem your transaction activity to be harmful to the Fund, including market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

OTHER INVESTOR INFORMATION

          Good Order. Your initial application and later requests for transactions will not be processed until they are received in good order by the Funds’ transfer agent (or other authorized Fund agent). Good order means that your application is properly completed or your transaction request includes your Fund account number, the amount of the transaction (in dollars or shares), signatures of all owners exactly as registered on the account, and any other supporting legal documentation that may be required.

          Share Price. If you buy shares from us directly, including through the Internet, the share price we use will be the NAV per share next calculated after the Funds’ transfer agent, (or other authorized Fund agent) receives your application or request in good order. If you buy shares through an intermediary, such as a securities dealer (including a mutual fund “supermarket”), bank or investment adviser, the share price we use will be the NAV per share next calculated after the intermediary receives a transaction request that is in good order. If this occurs before the NYSE closes (usually 4:00 p.m. Eastern Time), your price will be the NAV per share for that day. If it is after the NYSE closes, your price will be the NAV per share for the next business day. An intermediary could require you to place an order before 4:00 p.m. to get the NAV per share for that day. If you are opening an account on-line and are transferring assets from another institution, your transaction will be processed at the NAV per share next calculated after BFDS (or other authorized Fund agent) receives your check or wire in good order.

          Low Balance Fee. We are currently reassessing our policy concerning low balance accounts and are considering imposing a fee on smaller accounts. We will notify you in advance of any policy we intend to implement.

74 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

          Minimum Account Size. Due to the relatively high cost of maintaining smaller accounts, we reserve the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed.

          Taxpayer Identification Number. You must give us your taxpayer identification number (which, for most individuals, is your social security number) and tell us whether or not you are subject to back-up withholding for prior underreporting. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding.

          Changing Your Address. To change the address on your account, please call us or send us a written notification signed by all registered owners of your account.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), we require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the TIAA-CREF Mutual Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of the United States stock exchange participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a signature guarantee is required, please contact us.

          Transferring Shares. You can transfer ownership of your account to another person or organization or change the name on your account by sending us written instructions. All registered owners of the account must sign the request and provide medallion signature guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Transfer On Death. If you live in certain states, you can designate one or more persons (“beneficiaries”) to whom your TIAA-CREF Institutional Mutual Funds shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          Telephone and TIAA-CREF Web Center Transactions. The Funds are not liable for losses from unauthorized telephone and TIAA-CREF Web Center transactions so long as we follow reasonable procedures designed to verify the identity of the person effecting the transaction. We therefore take the following precautions to ensure your instructions are genuine: we require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given by telephone or through TIAA-CREF’s

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 75

Web Center are genuine. We also tape record telephone instructions and provide written confirmations. We accept all telephone instructions we reasonably believe are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them.

          If you do not want to be able to effect transactions over the telephone, call us for instructions.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account. Representatives of TPIS may recommend that you buy Fund shares. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Funds. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. They get no commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Institutional Mutual Funds, 730 Third Ave., New York, NY 10017-3206, attention: Director, Mutual Fund Distribution Services.

MARKET TIMING/EXCESSIVE TRADING POLICY

          There are shareholders who may try to profit from exchanging shares back and forth among the Funds, in an effort to “time” the market. As money is shifted in and out of the Funds, they incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, we reserve the right to suspend the exchange privilege if you make more than 12 exchanges within a 12-month period for any Fund or any TIAA-CREF Mutual Fund, except the Institutional International Equity Fund, the International Equity Fund, the Institutional High-Yield Fund II and the High-Yield Bond Fund. For these Funds, we reserve the right to suspend the exchange privilege for a calendar year if you make more than 6 exchanges in a 12-month period. We also reserve the right to reject any purchase or exchange request that we regard as disruptive to the Funds’ efficient portfolio management. A purchase or exchange request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because we have discretion in applying this policy, it is possible that similar exchange activity could be handled differently because of the surrounding circumstances.

          We have the right to modify our market timing policy at any time without advance notice.

          We also fair value price our international portfolio securities when necessary to assure that the Fund prices accurately reflect the value of the portfolio securities

76 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

held by the Funds as of 4:00 p.m., thereby minimizing any potential stale price arbitrage by market timers.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all Retail Class shareholders, and not to make exceptions with respect to these policies and procedures. We make reasonable efforts to apply these policies and procedures to shareholders who own Retail Class shares through omnibus accounts.

          The Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices.

ELECTRONIC PROSPECTUSES

          If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 77

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Common stock, preferred stock, and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income Securities: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); and preferred stock or other non-equity securities that pay dividends.

Foreign Investments: Securities of foreign issuers, securities or contracts traded or acquired in foreign markets or on foreign exchanges, or securities or contracts payable or denominated in foreign currencies.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally-recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

78 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the Funds’ financial performance for the past five years (or, if a Fund has not been in operation for five years, since commencement of operations). Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of the Funds for each of the periods presented in the two-year period ended September 30, 2006. Their report appears in TIAA-CREF Institutional Mutual Funds’ Annual Report, which is available without charge upon request. Information reported for fiscal periods before 2005 was audited by the Funds’ former independent registered public accounting firm.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Growth & Income Fund

	Retirement Class				Institutional Class					Retail Class

										For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	For the Years Ended September 30,				For the Years Ended September 30,

	2006	2005	2004	2003 (c)	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$9.12	$8.16	$7.39	$6.14	$9.05	$8.12	$7.36	$6.14	$7.91	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.12	0.13	0.10	0.07	0.14	0.18	0.12	0.10	0.09	0.08
Net realized and unrealized gain (loss) on total investments	0.77	0.95	0.75	1.22	0.76	0.93	0.76	1.22	(1.78)	0.24

Total gain (loss) from investment operations	0.89	1.08	0.85	1.29	0.90	1.11	0.88	1.32	(1.69)	0.32

Less distributions from:
Net investment income	(0.11)	(0.12)	(0.08)	(0.04)	(0.15)	(0.18)	(0.12)	(0.10)	(0.08)	(0.05)
Net realized gains	(1.14)	—	—	—	(0.14)	—	—	—	—	—

Total distributions	(1.25)	(0.12)	(0.08)	(0.04)	(1.29)	(0.18)	(0.12)	(0.10)	(0.08)	(0.05)

Net asset value, end of period	$8.76	$9.12	$8.16	$7.39	$8.66	$9.05	$8.12	$7.36	$6.14	$10.27

TOTAL RETURN	10.62%	13.32%	11.47%	21.14%	10.87%	13.70%	11.89%	21.62%	(21.51)%	3.22%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$86,918	$58,731	$35,874	$8,027	$97,494	$141,199	$625,503	$505,404	$376,529	$2,632
Ratio of expenses to average net assets before expense waiver and reimbursement	0.74%	0.46%	0.53%	0.48%	0.42%	0.15%	0.14%	0.15%	0.29%	4.10	%(b)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.40%	0.46%	0.44%	0.47%	0.13%	0.15%	0.14%	0.14%	0.22%	0.43	%(b)
Ratio of net investment income to average net assets	1.36%	1.43%	1.17%	1.02%	1.58%	2.04%	1.46%	1.48%	1.18%	1.53	%(b)
Portfolio turnover rate	133%	223%	77%	150%	133%	223%	77%	150%	128%	133%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The Retirement Class commenced operations on October 1, 2002.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	International Equity Fund

	Retirement Class				Institutional Class					Retail Class

										For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	For the Years Ended September 30,				For the Years Ended September 30,

	2006	2005	2004	2003 (c)	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.41	$10.49	$8.65	$6.86	$12.17	$10.29	$8.56	$6.86	$8.08	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.16	0.19	0.17	0.13	0.19	0.21	0.20	0.17	0.15	0.05
Net realized and unrealized gain (loss) on total investments	2.13	2.40	1.69	1.66	2.15	2.43	1.69	1.65	(1.29)	0.58

Total gain (loss) from investment operations	2.29	2.59	1.86	1.79	2.34	2.64	1.89	1.82	(1.14)	0.63

Less distributions from:
Net investment income	(0.14)	(0.11)	(0.02)	—	(0.22)	(0.20)	(0.16)	(0.12)	(0.08)	—
Net realized gains	(0.84)	(0.56)	—	—	(0.84)	(0.56)	—	—	—	—

Total distributions	(0.98)	(0.67)	(0.02)	—	(1.06)	(0.76)	(0.16)	(0.12)	(0.08)	—

Net asset value, end of period	$13.72	$12.41	$10.49	$8.65	$13.45	$12.17	$10.29	$8.56	$6.86	$10.63

TOTAL RETURN	19.68%	25.34%	21.45%	26.15%	20.60%	26.45%	22.17%	26.90%	(14.28)%	6.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$519,870	$231,867	$77,400	$9,863	$649,747	$668,009	$528,959	$370,026	$205,899	$13,943
Ratio of expenses to average net assets before expense waiver and reimbursement	0.76%	0.56%	0.58%	0.61%	0.45%	0.21%	0.20%	0.27%	0.44%	1.36	%(b)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.74%	0.56%	0.55%	0.54%	0.45%	0.21%	0.20%	0.20%	0.29%	0.80	%(b)
Ratio of net investment income to average net assets	1.27%	1.67%	1.63%	1.61%	1.48%	1.89%	1.98%	2.20%	1.80%	0.94	%(b)
Portfolio turnover rate	164%	147%	151%	156%	164%	147%	151%	156%	78%	164%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The Retirement Class commenced operations on October 1, 2002.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Growth Fund

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.03		0.05		0.03
Net realized and unrealized gain (loss) on total investments	(0.36)		(0.37)		(0.36)

Total gain (loss) from investment operations	(0.33)		(0.32)		(0.33)

Less distributions from:
Net investment income	—		—		—
Net realized gains	—		—		—

Total distributions	—		—		—

Net asset value, end of period	$9.67		$9.68		$9.67

TOTAL RETURN	(3.30	)%(c)	(3.20	)%(c)	(3.30	)%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,145		$12,465		$2,196
Ratio of expenses to average net assets before expense waiver and reimbursement	6.76	%(b)	1.97	%(b)	5.35	%(b)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.38	%(b)	0.13	%(b)	0.43	%(b)
Ratio of net investment income to average net assets	0.69	%(b)	0.97	%(b)	0.61	%(b)
Portfolio turnover rate	81%		81%		81%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

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TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 85

Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Fund

	Retirement Class					Institutional Class					Retail Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,					For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.43	$13.41	$11.55	$9.16	$10.00	$14.41	$13.40	$11.59	$9.16	$10.00	$14.17	$13.25	$11.52	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.23	0.26	0.24	0.21	0.01	0.27	0.30	0.28	0.25	0.01	0.25	0.26	0.24	0.22	0.01
Net realized and unrealized gain (loss) on total investments	1.75	1.90	2.23	2.24	(0.85)	1.75	1.92	2.22	2.22	(0.85)	1.71	1.88	2.21	2.20	(0.85)

Total gain (loss) from investment operations	1.98	2.16	2.47	2.45	(0.84)	2.02	2.22	2.50	2.47	(0.84)	1.96	2.14	2.45	2.42	(0.84)

Less distributions from:
Net investment income	(0.25)	(0.16)	(0.06)	(0.06)	—	(0.22)	(0.23)	(0.14)	(0.04)	—	(0.29)	(0.24)	(0.17)	(0.06)	—
Net realized gains	(0.48)	(0.98)	(0.55)	—	—	(0.48)	(0.98)	(0.55)	—	—	(0.48)	(0.98)	(0.55)	—	—

Total distributions	(0.73)	(1.14)	(0.61)	(0.06)	—	(0.70)	(1.21)	(0.69)	(0.04)	—	(0.77)	(1.22)	(0.72)	(0.06)	—

Net asset value, end of period	$15.68	$14.43	$13.41	$11.55	$9.16	$15.73	$14.41	$13.40	$11.59	$9.16	$15.36	$14.17	$13.25	$11.52	$9.16

TOTAL RETURN	$14.21%	16.23%	21.59%	26.94%	(8.40)%	14.47%	16.73%	21.96%	26.98%	(8.40)%	14.35%	16.35%	21.67%	26.47%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$257,287	$159,064	$69,314	$9,943	$92	$215,614	$216,512	$31,289	$14,822	$92	$198,739	$170,748	$137,166	$85,349	$18,135
Ratio of expenses to average net assets before expense waiver and reimbursement	0.68%	0.48%	0.51%	0.54%	0.03%	0.38%	0.14%	0.17%	0.21%	0.01%	0.53%	0.44%	0.49%	0.51%	0.03%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.67%	0.48%	0.48%	0.47%	0.03%	0.38%	0.14%	0.14%	0.14%	0.01%	0.53%	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets	1.54%	1.82%	1.87%	1.89%	0.09%	1.84%	2.11%	2.20%	2.31%	0.11%	1.69%	1.87%	1.89%	1.99%	0.09%
Portfolio turnover rate	115%	113%	154%	185%	25%	115%	113%	154%	185%	25%	115%	113%	154%	185%	25%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Fund

	Retirement Class									Institutional Class						Retail Class

									For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)								For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,									For the Years Ended September 30,						For the Years Ended September 30,

	2006		2005		2004		2003			2006	2005	2004	2003			2006	2005		2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.88		$14.23		$12.97		$9.21		$10.00	$17.01	$14.30	$13.02	$9.21		$10.00	$16.89	$14.23		$12.98		$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.02		0.01		(0.00	)(c)	(0.00	)(c)	0.00 (c)	0.06	0.06	0.05	0.04		0.00 (c)	0.02	0.01		0.00	(c)	0.00	(c)	0.00 (c)
Net realized and unrealized gain (loss) on total investments	0.39		3.31		1.76		3.76		(0.79)	0.41	3.33	1.76	3.77		(0.79)	0.40	3.32		1.75		3.77		(0.79)

Total gain (loss) from investment operations	0.41		3.32		1.76		3.76		(0.79)	0.47	3.39	1.81	3.81		(0.79)	0.42	3.33		1.75		3.77		(0.79)

Less distributions from:
Net investment income	(0.00	)(c)	(0.00	)(c)	—		(0.00	)(c)	—	(0.02)	(0.01)	(0.03)	—		—	(0.01)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—
Net realized gains	(0.45)		(0.67)		(0.50)		(0.00	)(c)	—	(0.45)	(0.67)	(0.50)	(0.00	)(c)	—	(0.45)	(0.67)		(0.50)		(0.00	)(c)	—

Total distributions	(0.45)		(0.67)		(0.50)		(0.00	)(c)	—	(0.47)	(0.68)	(0.53)	(0.00)		—	(0.46)	(0.67)		(0.50)		(0.00	)(c)	—

Net asset value, end of period	$16.84		$16.88		$14.23		$12.97		$9.21	$17.01	$17.01	$14.30	$13.02		$9.21	$16.85	$16.89		$14.23		$12.98		$9.21

TOTAL RETURN	2.42%		23.72%		13.48%		40.96%		(7.90)%	2.72%	24.12%	13.88%	41.37%		(7.90)%	2.37%	23.80%		13.48%		40.96%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$164,771		$131,943		$74,600		$25,519		$92	$34,088	$20,808	$3,684	$1,887		$92	$68,416	$62,481		$48,508		$22,004		$9,025
Ratio of expenses to average net assets before expense reimbursement	0.72%		0.48%		0.54%		0.73%		0.03%	0.50%	0.15%	0.17%	0.39%		0.01%	0.68%	0.44%		0.51%		0.69%		0.03%
Ratio of expenses to average net assets after expense reimbursement	0.69%		0.48%		0.48%		0.47%		0.03%	0.43%	0.15%	0.14%	0.14%		0.01%	0.68%	0.44%		0.44%		0.44%		0.03%
Ratio of net investment income (loss) to average net assets	0.13%		0.06%		(0.01)%		(0.02)%		0.02%	0.36%	0.39%	0.32%	0.31%		0.04%	0.13%	0.09%		0.02%		0.01%		0.02%
Portfolio turnover rate	147%		115%		148%		162%		19%	147%	115%	148%	162%		19%	147%	115%		148%		162%		19%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	Amount represents less than $0.01 per share.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Fund

	Retirement Class					Institutional Class					Retail Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,					For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$17.52	$14.38	$11.95	$9.03	$10.00	$17.57	$14.44	$12.02	$9.03	$10.00	$17.36	$14.27	$11.97	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.21	0.25	0.21	0.18	0.01	0.26	0.30	0.26	0.22	0.01	0.22	0.25	0.22	0.19	0.01
Net realized and unrealized gain (loss) on total investments	1.87	3.60	2.73	2.80	(0.98)	1.87	3.62	2.74	2.81	(0.98)	1.85	3.57	2.71	2.80	(0.98)

Total gain (loss) from investment operations	2.08	3.85	2.94	2.98	(0.97)	2.13	3.92	3.00	3.03	(0.97)	2.07	3.82	2.93	2.99	(0.97)

Less distributions from:
Net investment income	(0.21)	(0.14)	(0.06)	(0.06)	—	(0.23)	(0.22)	(0.13)	(0.04)	—	(0.22)	(0.16)	(0.18)	(0.05)	—
Net realized gains	(0.88)	(0.57)	(0.45)	—	—	(0.88)	(0.57)	(0.45)	—	—	(0.87)	(0.57)	(0.45)	—	—

Total distributions	(1.09)	(0.71)	(0.51)	(0.06)	—	(1.11)	(0.79)	(0.58)	(0.04)	—	(1.09)	(0.73)	(0.63)	(0.05)	—

Net asset value, end of period	$18.51	$17.52	$14.38	$11.95	$9.03	$18.59	$17.57	$14.44	$12.02	$9.03	$18.34	$17.36	$14.27	$11.97	$9.03

TOTAL RETURN	12.42%	27.20%	24.82%	33.27%	(9.70)%	12.68%	27.63%	25.36%	33.63%	(9.70)%	12.51%	27.23%	24.89%	33.29%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$318,024	$266,360	$92,268	$15,669	$90	$38,173	$25,868	$8,042	$4,009	$90	$125,871	$95,608	$40,706	$9,476	$8,852
Ratio of expenses to average net assets before expense reimbursement	0.69%	0.48%	0.52%	0.65%	0.03%	0.47%	0.15%	0.17%	0.32%	0.01%	0.63%	0.44%	0.51%	0.62%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.68%	0.48%	0.48%	0.47%	0.03%	0.43%	0.15%	0.14%	0.14%	0.01%	0.63%	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets	1.20%	1.50%	1.54%	1.52%	0.12%	1.46%	1.82%	1.88%	2.05%	0.14%	1.25%	1.53%	1.58%	1.83%	0.11%
Portfolio turnover rate	131%	110%	173%	215%	15%	131%	110%	173%	215%	15%	131%	110%	173%	215%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Equity Fund

	Retirement Class						Institutional Class						Retail Class

						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,						For the Years Ended September 30,						For the Years Ended September 30,

	2006	2005	2004		2003		2006	2005	2004		2003		2006	2005	2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.71	$14.20	$12.62		$9.27	$10.00	$15.84	$14.29	$12.68		$9.27	$10.00	$15.65	$14.15	$12.64		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.06	0.12	0.09		0.11	0.01	0.10	0.17	0.14		0.14	0.02	0.07	0.14	0.12		0.12	0.02
Net realized and unrealized gain (loss) on total investments	1.40	2.19	2.46		3.28	(0.74)	1.41	2.20	2.48		3.29	(0.75)	1.39	2.19	2.45		3.29	(0.75)

Total gain (loss) from investment operations	1.46	2.31	2.55		3.39	(0.73)	1.51	2.37	2.62		3.43	(0.73)	1.46	2.33	2.57		3.41	(0.73)

Less distributions from:
Net investment income	(0.11)	(0.10)	(0.04)		(0.04)	—	(0.11)	(0.12)	(0.08)		(0.02)	—	(0.12)	(0.13)	(0.13)		(0.04)	—
Net realized gains	(1.33)	(0.70)	(0.93)		—	—	(1.33)	(0.70)	(0.93)		—	—	(1.33)	(0.70)	(0.93)		—	—

Total distributions	(1.44)	(0.80)	(0.97)		(0.04)	—	(1.44)	(0.82)	(1.01)		(0.02)	—	(1.45)	(0.83)	(1.06)		(0.04)	—

Net asset value, end of period	$15.73	$15.71	$14.20	(c)	$12.62	$9.27	$15.91	$15.84	$14.29	(c)	$12.68	$9.27	$15.66	$15.65	$14.15	(c)	$12.64	$9.27

TOTAL RETURN	9.90%	16.35%	20.53	%(c)	36.65%	(7.30)%	10.15%	16.69%	20.98	%(c)	37.12%	(7.30)%	9.97%	16.55%	20.70	%(c)	36.90%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$216,828	$170,413	$116,445		$29,036	$93	$115,273	$116,652	$45,429		$18,702	$93	$85,719	$71,400	$61,937		$28,139	$18,351
Ratio of expenses to average net assets before expense reimbursement	0.72%	0.48%	0.54%		0.95%	0.03%	0.43%	0.15%	0.20%		0.62%	0.01%	0.61%	0.32%	0.38%		0.78%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.69%	0.48%	0.48%		0.47%	0.03%	0.41%	0.15%	0.14%		0.14%	0.01%	0.61%	0.30%	0.30%		0.30%	0.02%
Ratio of net investment income to average net assets	0.39%	0.78%	0.68%		0.89%	0.15%	0.66%	1.11%	1.03%		1.25%	0.17%	0.48%	0.97%	0.87%		1.10%	0.16%
Portfolio turnover rate	264%	273%	295%		328%	15%	264%	273%	295%		328%	15%	264%	273%	295%		328%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

			Equity Index Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006 (b)							For the Period March 31, 2006 (commencement of operations) to September 30, 2006

			For the Years Ended September 30,

			2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$9.97	$8.85	$8.07	$6.48	$8.06	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.07		0.17	0.18	0.15	0.13	0.11	0.08
Net realized and unrealized gain (loss) on total investments	0.17		0.78	1.09	0.99	1.53	(1.63)	0.17

Total gain (loss) from investment operations	0.24		0.95	1.27	1.14	1.66	(1.52)	0.25

Less distributions from:
Net investment income	—		(0.17)	(0.15)	(0.29)	(0.05)	(0.06)	—
Net realized gains	—		(0.66)	—	(0.07)	(0.02)	—	—

Total distributions	—		(0.83)	(0.15)	(0.36)	(0.07)	(0.06)	—

Net asset value, end of period	$10.24		$10.09	$9.97	$8.85	$8.07	$6.48	$10.25

TOTAL RETURN	2.40%		10.08%	14.40%	14.17%	25.79%	(19.04)%	2.50%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,909		$633,027	$606,341	$766,707	$1,355,731	$419,771	$7,115
Ratio of expenses to average net assets before expense waiver and reimbursement	4.07	%(c)	0.08%	0.09%	0.08%	0.09%	0.27%	1.49	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.34	%(c)	0.08%	0.09%	0.08%	0.08%	0.17%	0.24	%(c)
Ratio of net investment income to average net assets	1.39	%(c)	1.74%	1.94%	1.67%	1.71%	1.41%	1.53	%(c)
Portfolio turnover rate	32%		32%	24%	26%	5%	14%	32%

(a)	Based on average shares outstanding.

(b)	The percentages shown for the period are annualized.

(c)	The percentages shown for the period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Social Choice Equity Fund

	Retirement Class				Institutional Class						Retail Class

											For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	For the Years Ended September 30,				For the Years Ended September 30,

	2006	2005	2004	2003 (c)	2006		2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.23	$9.08	$8.01	$6.41	$10.13		$8.96	$7.96	$6.41	$8.03	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.15	0.14	0.10	0.09	0.18		0.18	0.14	0.12	0.11	0.10
Net realized and unrealized gain (loss) on total investments	0.81	1.17	1.00	1.54	0.80		1.16	0.99	1.52	(1.64)	0.08

Total gain (loss) from investment operations	0.96	1.31	1.10	1.63	0.98		1.34	1.13	1.64	(1.53)	0.18

Less distributions from:
Net investment income	(0.11)	(0.12)	(0.03)	(0.03)	(0.14)		(0.13)	(0.13)	(0.09)	(0.09)	—
Net realized gains	—	(0.04)	—	—	(0.00	)(h)	(0.04)	—	—	—	—

Total distributions	(0.11)	(0.16)	(0.03)	(0.03)	(0.14)		(0.17)	(0.13)	(0.09)	(0.09)	—

Net asset value, end of period	$11.08	$10.23	$9.08	$8.01	$10.97		$10.13	$8.96	$7.96	$6.41	$10.18

TOTAL RETURN	9.45%	14.41%	13.78%	25.42%	9.77%		15.03%	14.23%	25.89%	(19.34)%	1.80%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$79,640	$50,855	$28,870	$8,936	$129,712		$114,491	$82,778	$50,790	$36,180	$21,019
Ratio of expenses to average net assets before expense waiver and reimbursement	0.50%	0.44%	0.52%	0.48%	0.19%		0.10%	0.10%	0.13%	0.81%	0.99	%(e)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.45%	0.44%	0.44%	0.43%	0.17%		0.10%	0.08%	0.08%	0.18%	0.40	%(e)
Ratio of net investment income to average net assets	1.41%	1.46%	1.15%	1.16%	1.69%		1.87%	1.54%	1.65%	1.34%	1.95	%(e)
Portfolio turnover rate	18%	17%	7%	28%	18%		17%	7%	28%	22%	18%

(a)	Based on average shares outstanding.

(c)	The Retirement Class commenced operations on October 1, 2002.

(e)	The percentages shown for this period are annualized.

(h)	Amount represents less than $0.01.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Real Estate Securities Fund

	Retirement Class						Institutional Class						Retail Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,						For the Years Ended September 30,						For the Years Ended September 30,

	2006	2005	2004	2003			2006	2005	2004	2003			2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.66	$13.62	$12.40	$9.72	$10.00		$14.46	$13.50	$12.32	$9.72	$10.00		$14.35	$13.37	$12.22	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.31	0.48	0.50	0.57	0.05		0.34	0.52	0.53	0.59	0.05		0.31	0.47	0.49	0.52	0.05
Net realized and unrealized gain (loss) on total investments	2.76	2.53	2.49	2.39	(0.31)		2.69	2.47	2.48	2.37	(0.31)		2.70	2.48	2.45	2.39	(0.31)

Total gain (loss) from investment operations	3.07	3.01	2.99	2.96	(0.26)		3.03	2.99	3.01	2.96	(0.26)		3.01	2.95	2.94	2.91	(0.26)

Less distributions from:
Net investment income	(0.49)	(0.51)	(0.43)	(0.27)	(0.02)		(0.57)	(0.57)	(0.49)	(0.35)	(0.02)		(0.51)	(0.51)	(0.45)	(0.40)	(0.02)
Net realized gains	(1.58)	(1.46)	(1.34)	(0.01)	—		(1.58)	(1.46)	(1.34)	(0.01)	—		(1.58)	(1.46)	(1.34)	(0.01)	—

Total distributions	(2.07)	(1.97)	(1.77)	(0.28)	(0.02)		(2.15)	(2.03)	(1.83)	(0.36)	(0.02)		(2.09)	(1.97)	(1.79)	(0.41)	(0.02)

Net asset value, end of period	$15.66	$14.66	$13.62	$12.40	$9.72		$15.34	$14.46	$13.50	$12.32	$9.72		$15.27	$14.35	$13.37	$12.22	$9.72

TOTAL RETURN	23.45%	22.86%	25.81%	30.92%	(2.58	) %	23.57%	22.87%	26.30%	30.94%	(2.56	) %	23.50%	22.89%	25.84%	30.66%	(2.59	) %

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$197,157	$150,382	$69,980	$14,207	$97		$218,442	$240,806	$156,193	$99,389	$97		$189,084	$160,218	$107,695	$52,603	$19,246
Ratio of expenses to average net assets before expense reimbursement	0.71%	0.48%	0.50%	0.51%	0.03%		0.42%	0.17%	0.16%	0.18%	0.01%		0.62%	0.46%	0.50%	0.47%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.70%	0.48%	0.47%	0.48%	0.03%		0.42%	0.17%	0.15%	0.15%	0.01%		0.62%	0.46%	0.45%	0.45%	0.03%
Ratio of net investment income to average net assets	2.14%	3.36%	3.88%	4.81%	0.51%		2.40%	3.66%	4.12%	5.27%	0.53%		2.21%	3.37%	3.87%	4.80%	0.50%
Portfolio turnover rate	174%	244%	349%	317%	15%		174%	244%	349%	317%	15%		174%	244%	349%	317%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

98 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class	TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 99

Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Managed Allocation Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.11		0.11		0.13
Net realized and unrealized gain (loss) on total investments	0.11		0.11		0.10

Total gain (loss) from investment operations	0.22		0.22		0.23

Less distributions from:
Net investment income	(0.09)		(0.11)		(0.07)
Net realized gains	—		—		—

Total distributions	(0.09)		(0.11)		(0.07)

Net asset value, end of period	$10.13		$10.11		$10.16

TOTAL RETURN	2.17	%(c)	2.25	%(c)	2.36	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$8,358		$2,046		$7,505
Ratio of expenses to average net assets before expense reimbursement	1.59	%(b)	1.50	%(b)	1.38	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.25	%(b)	0.00	%(b)	0.00	%(b)
Ratio of net investment income to average net assets	2.14	%(b)	2.26	%(b)	2.56	%(b)
Portfolio turnover rate	8%		8%		8%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

100 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

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TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 101

Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Bond Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006							For the Period March 31, 2006 (commencement of operations) to September 30, 2006

			For the Years Ended September 30,

			2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.10	$10.29	$10.81	$10.72	$10.58	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.24		0.47	0.42	0.41	0.44	0.52	0.23
Net realized and unrealized gain (loss) on total investments	0.11		(0.13)	(0.14)	(0.06)	0.17	0.33	0.11

Total gain (loss) from investment operations	0.35		0.34	0.28	0.35	0.61	0.85	0.34

Less distributions from:
Net investment income	(0.22)		(0.47)	(0.42)	(0.42)	(0.44)	(0.52)	(0.23)
Net realized gains	—		—	(0.04)	(0.45)	(0.08)	(0.19)	—
Return of capital	—		—	(0.01)	—	—	—	—

Total distributions	(0.22)		(0.47)	(0.47)	(0.87)	(0.52)	(0.71)	(0.23)

Net asset value, end of period	$10.13		$9.97	$10.10	$10.29	$10.81	$10.72	$10.11

TOTAL RETURN	3.52	%(b)	3.46%	2.86%	3.46%	5.84%	8.52%	3.42	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,270		$1,709,874	$1,455,931	$931,386	$1,429,288	$1,170,560	$1,006
Ratio of expenses to average net assets before expense waiver and reimbursement	7.70	%(c)	0.25%	0.14%	0.14%	0.14%	0.24%	7.52	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.55	%(c)	0.25%	0.14%	0.14%	0.14%	0.19%	0.60	%(c)
Ratio of net investment income to average net assets	4.69	%(c)	4.71%	4.10%	3.94%	4.08%	5.16%	4.63	%(c)
Portfolio turnover rate	183%		183%	274%	90%	169%	181%	183%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annnualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds

	Bond Plus Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.25		0.26		0.25
Net realized and unrealized gain (loss) on total investments	0.10		0.10		0.10

Total gain (loss) from investment operations	0.35		0.36		0.35

Less distributions from:
Net investment income	(0.23)		(0.26)		(0.23)
Net realized gains	—		—		—

Total distributions	(0.23)		(0.26)		(0.23)

Net asset value, end of period	$10.12		$10.10		$10.12

TOTAL RETURN	3.54	%(c)	3.62	%(c)	3.55	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,474		$57,393		$2,581
Ratio of expenses to average net assets before expense reimbursement	4.86	%(b)	0.62	%(b)	3.73	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.55	%(b)	0.35	%(b)	0.50	%(b)
Ratio of net investment income to average net assets	5.03	%(b)	5.15	%(b)	5.06	%(b)
Portfolio turnover rate	92%		92%		92%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

104 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

continued

	Short-Term Bond Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.24		0.24		0.24
Net realized and unrealized gain (loss) on total investments	0.03		0.04		0.03

Total gain (loss) from investment operations	0.27		0.28		0.27

Less distributions from:
Net investment income	(0.21)		(0.24)		(0.22)
Net realized gains	—		—		—

Total distributions	(0.21)		(0.24)		(0.22)

Net asset value, end of period	$10.06		$10.04		$10.05

TOTAL RETURN	2.75	%(c)	2.83	%(c)	2.75	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,473		$56,867		$3,331
Ratio of expenses to average net assets before expense reimbursement	4.50	%(b)	0.55	%(b)	2.88	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.50	%(b)	0.30	%(b)	0.45	%(b)
Ratio of net investment income to average net assets	4.76	%(b)	4.87	%(b)	4.82	%(b)
Portfolio turnover rate	83%		83%		83%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 105

Financial highlights | TIAA-CREF Institutional Mutual Funds

	High-Yield Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.36		0.35		0.35
Net realized and unrealized gain (loss) on total investments	(0.12)		(0.08)		(0.09)

Total gain (loss) from investment operations	0.24		0.27		0.26

Less distributions from:
Net investment income	(0.32)		(0.35)		(0.32)
Net realized gains	—		—		—

Total distributions	(0.32)		(0.35)		(0.32)

Net asset value, end of period	$9.92		$9.92		$9.94

TOTAL RETURN	2.51	%(c)	2.82	%(c)	2.72	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$6,620		$53,478		$2,819
Ratio of expenses to average net assets before expense reimbursement	5.28	%(b)	0.67	%(b)	3.56	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.60	%(b)	0.40	%(b)	0.55	%(b)
Ratio of net investment income to average net assets	7.19	%(b)	7.16	%(b)	7.13	%(b)
Portfolio turnover rate	26%		26%		26%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

106 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

continued

	Tax-Exempt Bond Fund II

	Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.19		0.19
Net realized and unrealized gain (loss) on total investments	0.19		0.18

Total gain (loss) from investment operations	0.38		0.37

Less distributions from:
Net investment income	(0.19)		(0.17)
Net realized gains	—		—

Total distributions	(0.19)		(0.17)

Net asset value, end of period	$10.19		$10.20

TOTAL RETURN	3.85	%(c)	3.77	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$51,414		$4,302
Ratio of expenses to average net assets before expense reimbursement	0.63	%(b)	2.93	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.35	%(b)	0.50	%(b)
Ratio of net investment income to average net assets	3.79	%(b)	3.77	%(b)
Portfolio turnover rate	73%		73%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 107

Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Inflation-Linked Bond Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

			For the Years Ended September 30,					For the Years Ended September 30,

			2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.69	$10.75	$10.51	$10.12	$10.00	$10.54	$10.63	$10.39	$10.12	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.31		0.56	0.43	0.45	0.37	0.02	0.54	0.43	0.49	0.40	0.02
Net realized and unrealized gain (loss) on total investments	0.09		(0.39)	0.12	0.30	0.31	0.12	(0.39)	0.11	0.24	0.26	0.12

Total gain (loss) from investment operations	0.40		0.17	0.55	0.75	0.68	0.14	0.15	0.54	0.73	0.66	0.14

Less distributions from:
Net investment income	(0.21)		(0.57)	(0.46)	(0.42)	(0.29)	(0.02)	(0.55)	(0.48)	(0.40)	(0.39)	(0.02)
Net realized gains	—		(0.21)	(0.15)	(0.09)	—	—	(0.21)	(0.15)	(0.09)	—	—

Total distributions	(0.21)		(0.78)	(0.61)	(0.51)	(0.29)	(0.02)	(0.76)	(0.63)	(0.49)	(0.39)	(0.02)

Net asset value, end of period	$10.19		$10.08	$10.69	$10.75	$10.51	$10.12	$9.93	$10.54	$10.63	$10.39	$10.12

TOTAL RETURN	4.04	%(b)	1.70%	5.19%	7.36%	6.82%	1.37%	1.53%	5.14%	7.20%	6.64%	1.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$5,661		$363,157	$325,636	$382,305	$223,138	$101	$59,388	$70,277	$95,536	$20,193	$22,172
Ratio of expenses to average net assets before expense reimbursement	2.44	%(d)	0.28%	0.14%	0.15%	0.15%	0.01%	0.47%	0.30%	0.33%	0.31%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.55	%(d)	0.28%	0.14%	0.14%	0.14%	0.01%	0.43%	0.30%	0.30%	0.30%	0.02%
Ratio of net investment income to average net assets	6.08	%(d)	5.46%	3.97%	4.27%	3.56%	0.23%	5.32%	4.04%	4.67%	3.93%	0.22%
Portfolio turnover rate	83%		83%	239%	151%	210%	0%	83%	239%	151%	210%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(d)	The percentages shown for this period are annualized.

108 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class	TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 109

Financial highlights | TIAA-CREF Institutional Mutual Funds	concluded

	Money Market Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006							For the Period March 31, 2006 (commencement of operations) to September 30, 2006

			For the Years Ended September 30,

			2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Gain from investment operations:
Net investment income (a)	0.03		0.05	0.03	0.01	0.01	0.02	0.03
Net realized and unrealized gain (loss) on total investments	—		—	—	—	—	—	—

Total gain from investment operations	0.03		0.05	0.03	0.01	0.01	0.02	0.03

Less distributions from:
Net investment income	(0.03)		(0.05)	(0.03)	(0.01)	(0.01)	(0.02)	(0.03)
Net realized gain	—		—	—	—	—	—	—

Total distributions	(0.03)		(0.05)	(0.03)	(0.01)	(0.01)	(0.02)	(0.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	2.45	%(b)	4.70%	2.68%	1.10%	1.27%	1.89%	2.53	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$43,804		$272,119	$200,545	$179,775	$175,247	$188,394	$127,318
Ratio of expenses to average net assets before expense waiver and reimbursement	0.71	%(c)	0.14%	0.09%	0.09%	0.10%	0.28%	0.25	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35	%(c)	0.13%	0.09%	0.09%	0.09%	0.16%	0.25	%(c)
Ratio of net investment income to average net assets	5.07	%(c)	4.65%	2.65%	1.10%	1.27%	1.71%	5.16	%(c)

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

110 |	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class	TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	| 111

For more information about
TIAA-CREF Institutional Mutual Funds

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information (“SAI”). The SAI contains more information about all aspects of the Funds. A current SAI has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated in this prospectus by reference.

Annual and Semiannual Reports. The Funds’ annual and semiannual reports provide additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the preceding fiscal year.

Requesting documents. You can request a copy of the SAI or these reports without charge, or contact us for any other purpose, in any of the following ways:

By telephone:
Call 800 223-1200

In writing:
TIAA-CREF Institutional Mutual Funds-Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Over the Internet:
www.tiaa-cref.org

Information about TIAA-CREF Institutional Mutual Funds (including the SAI) can be reviewed and copied at the SEC’s public reference room (202 942-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

To lower costs and eliminate duplicate documents sent to your home, we will mail only one copy of the TIAA-CREF Institutional Mutual Funds prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free or write to us as follows:

By telephone:
Call 800 223-1200

In writing:
TIAA-CREF Institutional Mutual Funds-Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

811-9301

STATEMENT OF ADDITIONAL INFORMATION TIAA-CREF INSTITUTIONAL MUTUAL FUNDS FEBRUARY 1, 2007

Growth Equity Fund
Growth & Income Fund
International Equity Fund
Large-Cap Growth Fund
Large-Cap Value Fund
Mid-Cap Growth Fund
Mid-Cap Value Fund
Small-Cap Equity Fund
Large-Cap Growth Index Fund
Large-Cap Value Index Fund
Equity Index Fund
S&P 500 Index Fund
Mid-Cap Growth Index Fund
Mid-Cap Value Index Fund
Mid-Cap Blend Index Fund	Small-Cap Growth Index Fund
Small-Cap Value Index Fund
Small-Cap Blend Index Fund
International Equity Index Fund
Social Choice Equity Fund
Real Estate Securities Fund
Managed Allocation Fund II
Bond Fund
Bond Plus Fund II
Short-Term Bond Fund II
High-Yield Fund II
Tax-Exempt Bond Fund II
Inflation-Linked Bond Fund
Money Market Fund

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in any of the TIAA-CREF Institutional Mutual Funds. It is not a prospectus and should be read carefully in conjunction with the TIAA-CREF Institutional Mutual Funds’ Prospectus dated February 1, 2007 (the “Prospectus”), which may be obtained by writing us at TIAA-CREF Institutional Mutual Funds, .O. Box 4674, New York, NY 10164 or by calling 877 518-9161.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectus. The audited financial statements for the fiscal year ended September 30, 2006, are incorporated into this SAI by reference to the TIAA-CREF Institutional Mutual Funds’ Annual Report to shareholders. We will furnish you, without charge, a copy of the Annual Report on request.

The date of this SAI is February 1, 2007.

B-2	Investment Objectives, Policies, and Restrictions	B-41	Pricing of Shares
B-2	Fundamental Policies	B-41	Investments for Which Market Quotations Are Readily Available
B-3	Investment Policies	B-41	Equity Securities
B-18	Disclosure of Portfolio Holdings	B-41	Foreign Investments
B-19	Management of TIAA-CREF Institutional Mutual Funds	B-42	Debt Securities
B-19	Trustees and Officers of the TIAA-CREF Institutional Mutual Funds	B-42	Special Valuation Procedures for the Money Market Fund
B-21	Equity Ownership of TIAA-CREF Institutional Mutual Funds’ Trustees	B-42	Options and Futures
B-22	Trustee and Officer Compensation	B-42	Investments for Which Market Quotations Are Not Readily Available
B-22	Board Committees	B-43	Tax Status
B-23	Proxy Voting Policies	B-47	Brokerage Allocation
B-24	Principal Holders of Securities	B-51	Directed Brokerage
B-30	Investment Advisory and Other Services	B-51	Voting Rights
B-34	Information about the Funds’ Portfolio Management Teams	B-51	Legal Matters
B-39	About the TIAA-CREF Institutional Mutual Funds and the Shares	B-51	Experts
B-39	Class Structure	B-51	Financial Statements
B-40	Distribution (12b-1) Plan	B-52	Appendix A: TIAA-CREF Policy Statement on Corporate Governance
B-40	Indemnification of Shareholders
B-41	Indemnification of Trustees
B-41	Limitation of Fund Liability
B-41	Shareholder Meetings and Voting Rights
B-41	Additional Funds or Classes
B-41	Dividends and Distributions

INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

     The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of twenty-nine investment portfolios or funds of the TIAA-CREF Institutional Mutual Funds (the “Funds”) described in this statement of additional information. Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, each Fund’s investment objective, policies and principal investment strategies described in the Prospectus, as well as the investment restrictions contained in “Investment Policies” below, are not fundamental and therefore may be changed by the TIAA-CREF Institutional Mutual Funds’ board of trustees (the “Board of Trustees” or the “Board”) at any time. Each Fund will be “diversified” within the meaning of the 1940 Act.

     Unless stated otherwise, each of the following investment policies and risk considerations apply to each Fund.

FUNDAMENTAL POLICIES

     The following restrictions are fundamental policies of each Fund:

1.	The Fund will not issue senior securities except as permitted by law.

2.	The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 331/3 percent of the market value of that Fund’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5 percent, or such greater amount as may be permitted by law, of that Fund’s total assets taken at market value at the time of borrowing).

3.	The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

4.	The Fund will not purchase real estate or mortgages directly.

5.	The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.

6.	The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3 percent of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

7.	The Fund will not purchase any security on margin except that the Fund may obtain such shortterm credit as may be necessary for the clearance of purchases and sales of portfolio securities.

The following restriction is a fundamental policy of each Fund other than Managed Allocation Fund II:

8.	The Fund will not, with respect to at least 75 percent of the value of its total assets, invest more than 5 percent of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or hold more than 10 percent of the outstanding voting securities of any one issuer.

The following restriction is a fundamental policy of the Managed Allocation Fund II:

9.	The Fund will not invest in securities other than securities of other registered investment companies or other permissible investment products or pools that are approved by the Board of Trustees, government securities or short-term securities.

B-2 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

     The following restrictions are fundamental policies of the Tax-Exempt Bond Fund II:

10.	The Fund may invest more than 25 percent of its assets in tax-exempt securities issued or guaranteed by the U.S.

Government, its agencies or instrumentalities, or by any state or local government or a political subdivision of any of the foregoing; the Fund will not otherwise invest in any industry if after giving effect to that investment the Fund’s holding in that industry would exceed to that investment the Fund’s holding in that industry would exceed 25 percent of its total assets.

11.	Under normal market conditions, the Fund will invest at least 80 percent of its assets in tax-exempt bonds, a type of municipal security, the interest on which is exempt from federal income tax, including federal alternative minimum tax.

The following restriction is a fundamental policy of each Fund other than the Real Estate Securities Fund:

12.	The Fund will not invest 25 percent or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). The Real Estate Securities Fund has a policy of investing more than 25 percent of its total assets in securities of issuers in the real estate industry. With respect to this restriction, the Managed Allocation Fund II may invest more than 25 percent of its assets in any one investment company or other permissible invest product or pool.

     While the Managed Allocation Fund II does not intend to concentrate its investments in a particular industry, the Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more of its underlying funds, pools or products. Currently, no underlying investment of the Managed Allocation Fund II, other than the TIAA-CREF Institutional Real Estate Securities Fund, concentrates 25 percent or more of its total assets in any one industry.

INVESTMENT POLICIES

     The following policies and restrictions are non-fundamental policies of each Fund. These restrictions may be changed without the approval of the shareholders in the affected Fund.

     Non-Equity Investments of the Equity Funds. The Equity Funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. Pending more permanent investments or to use cash balances effectively, these Funds can hold the same types of money market instruments the Money Market Fund invests in (as described in the Prospectus), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for “First Tier Securities.”

     When market conditions warrant, the Equity Funds can invest directly in debt securities similar to those the Bond Fund may invest in. The Equity Funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

     Temporary Defensive Positions. During periods when Teachers Advisors, Inc. (“Advisors”), the investment adviser for the Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

     Liquidity Facility. The Equity Funds participate in a $1.5 billion unsecured revolving credit facility for temporary or emergency purposes including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. The College Retirement Equities Fund (“CREF”), TIAA-CREF Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1, each of which is managed by Advisors or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

     If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

     Taxable Securities. Under normal conditions, the Tax-Exempt Bond Fund II intends to invest only in securities that are tax-exempt for federal income tax purposes. However, we may invest on a temporary basis in taxable securities. In that case, the investments would be limited to securities that we determine to be high quality, such as those issued or guaranteed by the U.S. Government.

     Illiquid Investments. The Board has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A Fund will not purchase or otherwise acquire any investment if, as a result, more than 15% (10% in the case of the Money Market Fund) of its net assets (taken at current value) would be invested in illiquid investments.

     Lower-Quality Municipal Securities. Because the market for certain municpal securities is thin, Tax-Exempt Bond Fund II may encounter difficulties in disposing of lower-quality securities. At our option, we may pursue litigation or other remedies in order to protect the Fund’s interests.

     Municipal Market Disruption Risk. The value of municipal securities may be adversely affected by legal uncertainties regarding legislative proposals involving the taxation of municipal securities or rights of securities holders in the event of bankruptcy. From time to time, these uncertainties may affect the municipal securities market or certain parts thereof, having a significant impact on the prices of securities in the Tax-Exempt Bond Fund II.

     Restricted Securities. The Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”).

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-3

From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by a Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees from time to time may determine the liquidity of restricted securities.

     Preferred Stock. The Funds can invest in preferred stock consistent with their investment objectives.

     Options and Futures. Each of the Funds may engage in options and futures strategies to the extent permitted by the Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”). We do not intend for any Fund to use options and futures strategies in a speculative manner, but rather primarily as hedging techniques or for cash management purposes.

     Option-related activities could include: (1) selling of covered call option contracts and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each Fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

     A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

     A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the Fund, the Fund will realize a profit or loss on the transaction.

     A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

     A Fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premiums of the put options bought and sold, the Fund would realize a profit or loss on the transaction.

     In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on futures of groups of securities such as the Standard & Poor’s 500 Stock Index and the New York Stock Exchange Composite Index. The selling of calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund’s portfolio of securities. To the extent that a Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before a Fund deals in any option.

     There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

     To the extent permitted by applicable regulatory authorities, each Fund may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts may be offset prior to the future date by executing an opposite futures contract transaction.

     A futures contract on an investment is a binding contractual commitment that, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchas-

B-4 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

ing a futures contract — assuming a “long” position — a Fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract — assuming a “short” position — it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

     Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund usually will be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Fund. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

     Stock index futures may be used to hedge the equity investments of each Fund with regard to market risk (involving the market’s assessment of overall economic prospects), as distinguished from company risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, a Fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

     Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures con-tractassuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Each Fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of each Fund’s portfolio securities or instruments sought to be hedged.

     Successful use of futures contracts for hedging purposes also is subject to the user’s ability to correctly predict movements in the direction of the market. For example, it is possible that where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a Fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the nor-

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-5

mal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

     Each Fund (other than the Money Market Fund) may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that a Fund enters into nonhedging positions, it will do so only in accordance with certain CFTC exemptive provisions which permit the Funds to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereun-der, and therefore, are not subejct to registration as commodity pool operators.

     Options and futures transactions may increase a Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

     Investment Companies. Each Fund other than Managed Allocation Fund II, can invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no Fund other than Managed Allocation Fund II, can hold more than 3 percent of the total outstanding voting stock of any single investment company. Managed Allocation Fund II, however, can invest all of its assets in the securities of other investment companies. These restrictions would not apply to any fund that we introduce that invests substantially all of its assets in the securities of other funds of the TIAA-CREF Institutional Mutual Funds. When a Fund invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests.

     Firm Commitment Agreements and Purchase of “When-Issued” Securities. Each Fund can enter into firm commitment agreements for the purchase of securities on a specified future date. When a Fund enters into a firm commitment agreement, liability for the purchase price — and the rights and risks of ownership of the securities — accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See “Segregated Accounts” below.

Debt Instruments Generally

     A debt instrument held by a Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

     Ratings as Investment Criteria. Nationally recognized statistical ratings organizations’ (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

     Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s (“S&P”) are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while those obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

     U.S. Government Debt Securities. Some of the Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government

B-6 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA and FNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.

     Risks of Lower-Rated, Lower Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds’ net asset value (“NAV”). In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

     A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and the Funds anticipate that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

     Although most of the Funds can invest a percentage of their assets in lower-rated securities, High-Yield Fund II can invest up to 100% of its assets in debt instruments that are unrated or rated lower than the four highest rating categories assigned by Moody’s or S&P. Up to 20% of High-Yield Fund II’s assets may be invested in securities rated lower than B- or its equivalent by at least two rating agencies. Thus, in addition to the information set forth above about lower-rated securities, the following information about lower-rated securities is especially applicable to the High-Yield Fund II.

     Any debt instrument, no matter its initial rating, may, after purchase by a Fund, have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

     Lower-rated securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuers inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     It is possible that a major economic recession could affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities, to repay principal and pay interest thereon.

     The Funds may acquire lower-rated securities that are sold without registration under the federal securities law and therefore carry restrictions on resale. These Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The Funds may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Funds have no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues.

     Zero Coupon Obligations. Some of the Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securi-

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-7

ties, if necessary, at a time that the Fund otherwise would not have done so. To the extent a Fund is required to liquidate thinly traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

     Floating and Variable Rate Instruments. Some of the Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be deteremined by reference to a known lending rate, such as a bank’s prime rate, a certificate of desposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rates, changes and to have higher yields when interest rates increase. However, during the rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

     Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality, redemption provisions and maturity.

     Structured or Indexed Securities. Some of the Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Mortgage-Backed and Asset-Backed Securities

     Mortgage-Backed and Asset-Backed Securities Generally. Some of the Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

     Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

     The average maturity of pass-through pools of mortgage-related securities in which some of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

     Asset-Backed Securities. Some of the Funds may invest in asset-backed securities. To date, several types of asset-backed securities have been offered to investors including automobile-loan receivables, interests in pools of credit card receivables, and home equity loans.

     Mortgage Rolls. Some of the Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identi-

B-8 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

cal securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, the Funds treat mortgage rolls as purchase and sale transactions.

     Lending of Securities. Subject to fundamental investment policy 6 on page B-2 (relating to loans of portfolio securities), each Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC and are members of the National Association of Securities Dealers, Inc. (“NASD”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the SEC (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. The Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services, for arranging such loans, or for acting as securities lending agent. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

     Repurchase Agreements. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary government securities dealers or other domestic or foreign broker-dealers whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

     Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

     If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

     Swap Transactions. Each Fund may, to the extent permitted by the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

     By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

     While a Fund will only enter into swap transactions with coun-terparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund’s exposure in the event of default, it

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-9

will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

     Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

     To the extent that there is an imperfect correlation between the return a Fund is obligated to swap and securities or instruments representing such return, the value of the swap transaction may be adversely affected. No Fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

     Segregated Accounts. In connection with when-issued securities, firm commitments and certain other transactions in which a Fund incurs an obligation to make payments in the future, a Fund may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other securities as may be permitted by law.

     Currency Transactions. The value of a Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Fund may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

     The Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the inter-bank market.

     By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

     The Funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

     The Funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

     The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibil-ity to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

     There is no express limitation on the percentage of a Fund’s assets that may be committed to foreign currency exchange contracts. A Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that Advisors

B-10 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

believes will correlate closely to the currency’s price movements. The Funds generally will not enter into forward contracts with terms longer than one year.

     Real Estate Securities. As described more fully in the Prospectus, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50 percent of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

     The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody’s or BBB by S&P. If held by the Real Estate Securities Fund in signifi-cant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities. These investment practices and attendant risks are described in “Investment Policies” in this SAI.

     Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.

     In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

     Foreign Investments. As described more fully in the Prospectus, certain Funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country or region-specific risks and other considerations that may affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

     General. Since foreign companies may not be subject to accounting, auditing, financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

     Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund’s portfolio and the Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve most favorable net results on their portfolio transactions.

     Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-11

to the Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

     With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund’s investments in those countries. The economies of some countries differ unfavorably from the United States’ economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign counties continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

     Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and at times, preclude investment in certain of such countries and increase the cost and expenses of Funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation (i.e., remitting back to the U.S.) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

     Taxes. The dividends and interest payable on certain of the Funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds’ shareholders.

     Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. These risks include (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that result in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; and (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

     In addition, some countries in which the Fund may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in infla-tion rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

     The repatriation of investment income, capital and proceeds of sales described above are also relevant to investments in companies domiciled in emerging market countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

     Investments in Canada. The United States is Canada’s largest trading partner, and developments in U.S. economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the NAFTA Agreement will likely make the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future.

     Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a “separatist” party whose objective is to achieve sovereignty and increased self-governing legal and financial powers.

     Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

     Investments in Europe. The European Union (EU) is an intergovernmental and supranational union of 25 European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency (for 12 members) and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (EMU)) is the euro, which is in use in 12 of the 25 member states. In addition to adopting a single currency, EMU member countries no longer control their own monetary policies. Instead, the authority

B-12 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

to direct monetary policy is exercised by the new European Central Bank.

     In the transition to the single economic system, significant political decisions will be made which will affect the market regulation, subsidization, privatization across all industries, from agricultural products to telecommunications.

     While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Twelve disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversifi-cation within the region.

     The EU has been extending its influence to the east. It has accepted new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. For former Iron Curtain countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, eight of the new entrants are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

     Further expansion of EU membership has long-term economic benefits, but the remaining European countries are not viewed as currently suitable for membership, especially the troubled economies of countries further east. Also, as the EU continues to enlarge eastward, the candidate countries’ accessions tend to grow more controversial.

     The EU has the largest economy in the world according to the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, although the EU has set itself an objective to become “the world’s most dynamic and competitive economy” by the year 2010, it is now generally accepted that this target will not be met. The EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members, including Germany and Italy, is a matter of serious concern to policy makers.

     Investing in euro-denominated securities entails risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. In addition, many European countries rely heavily upon export-dependent businesses and fluctuations in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

     Investments in Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

     Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe is highly speculative at this time.

     Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or not experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

     Further, the governments in such countries may require governmental or quasi-governmental authorities to act as a custodian of the Funds’ assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors that result in significant risks and uncertainties arising from investing in Eastern Europe.

     Investments in Latin America. The political history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

     Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

     Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-13

of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

     A number of Latin American countries are among the largest debtors of developing countries. Argentina’s recent bankruptcy and the spreading financial turmoil in its neighboring countries are just the latest chapters in Latin America’s long history of foreign debt and default. Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the foreign debt and other loans is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

     Investments in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

     The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan’s economic problems. The yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

     Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

     Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefore, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

     Over the last few years, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. Banks, in particular, disposed of their huge overhang of bad loans and trimmed their balance sheets, and are now competing with foreign institutions as well as other types of financial institutions. The successful financial sector reform coincided with Japan economic recovery, which set the stage for bright future outlook for Japanese companies. Many Japanese companies cut costs, took care of unfunded pension liabilities and wrote off impaired assets during the last few years. As the Japanese economy starts to grow again, they are achieving improved profitability and earnings growth.

     Investments in Asia other than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the EU.

     Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

     A number of Asian companies are highly dependent on foreign loans for their operation which could impose strict repayment term schedules and require significant economic and financial restructuring.

     Depositary Receipts. The Equity Funds can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs”). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD’s national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the

B-14 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

     EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     Municipal Securities. The Tax-Exempt Bond Fund II invests in “municipal securities.” The term “municipal securities” as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, state, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which debt obligations is, in the opinion of the issuer’s counsel, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax (AMT) or from state or local taxes). Municipal securi-tites generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal securities if, in the opinon of the issuer’s counsel, the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes. Interest on certain “private activity” bonds is subject to federal alternative minimum tax. Interest from private activity bonds is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Opinions relating to the validity of municipal securities and to the exemption of interest on them from federal income taxes are rendered by bond counsel for each issuer at the time of issue. These opinions are generally based on covenants by the issuers or others regarding continuing compliance with the federal tax laws. In the event that the issuer fails to comply, the interest distributions to shareholders may retroactively become federally taxable. Neither the TIAA-CREF Institutional Mutual Funds nor Advisors will review the proceedings relating to the issuance of municipal securities or the basis for opinions of issuer’s counsel.

     Municipal securities may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wid variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to heath care delivery and competition from alternative health care of conventional housing facilities.

     Even though municipal securities are interest-bearing investments that promise a stable flow of income, their prices are inversely affect by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of municipal securities with longer remaining maturities typically fluctuate more than those of simarily rated municipal securities with shorter remaining maturities. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

     Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, municipal securities, as well as the tax-exempt nature of interest paid on those securities. Neither TIAA-CREF Institutional Mutual Funds nor Advisors can predict the effect of recent tax law changes upon the municipal obligation market, including the availability of instruments by a Fund. In addition, neither TIAA-CREF Institutional Mutual Funds nor Advisors can predict whether additional legisla-ton adversely affecting the municipal obligation market will be enacted in the future. Advisors monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of municipal securities for investment by the Tax-Exempt Bond Fund II so as to affect the Fund’s shareholders adversely, TIAA-CREF Institutional Mutual Funds will reevaluate the Fund’s investment objective and policies and might submit possible changes in the Fund’s structure to the Fund’s shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable for federal income tax purposes. TIAA-CREF Institutional Mutual Funds would treat the security as a permissible taxable money market instrument for the Fund within the applicable limits set forth in the Prospectus.

     Municipal Insurance. The Tax-Exempt Bond Fund II may invest its assets in municipal bonds whose principal and interest payments are guaranteed by a private insurance company. This insurance may be: (1) purchased by the bond issuer at the time of issuance; (2) purchased by TIAA-CREF to guarantee specific bonds only while held by the fund; or (3) purchased by an investor after the bond has been issued to guarantee the bond until its maturity date.

     Municipal Leases. Municipal leases are municipal securities that may take the form of lease or an installment purchase contract issued by the state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes and state income taxes within the state of issuance. Although municipal lease obligations do not normally constitute general obligations of municipality, a lease obligation is ordinarily backed by the municipality’s agreement to make the payments due under the lease obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requiremens for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal securities. These securities frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other municipal securities.

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-15

Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult. The Fund will not purchase lease obligations that contain non-appropriation clauses with an average life of five years or longer unless the lease obligation is rated investment grade by a nationally recognized rating organization.

     Municipal lease obligations may be deemed to be illiquid. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security and considered, amonth others: (1) the frequency of trades for the obligation; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades; and (5) the likelihood that the obligation will remain marketable based on the credit quality of the municipality or relevant obligor.

     Municipal leases will be considered illiquid securities unless the Board of Trustees determines on an ongoing basis that the leases are readily marketable.

     Municipal leases can be both rated and unrated. Rated leases that may be held by the Tax-Exempt Bond Fund II include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. The Fund may acquire unrated issues that Advisors deems to be comparable in quality to rated issues in which the Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board of Trustees.

     To limit the risks associated with municipal leases, the Tax-Exempt Bond Fund II will not invest in municipal lease obligations that are deemed illiquid if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets.

     Tobacco Related Bonds. The Fund may invest in tobacco settlement related bonds.

     Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local governments issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the tobacco companies subject to the tobacco settlement could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund’s net asset value.

     Tobacco manufacturers have been and continue to be subject to various legal claims. An adverse outcome to any tobacco litigation matters could adversely affect the payment streams associated with tobacco related bonds.

     Municipal Floating and Variable Rate Demand Instruments. Floating and variable rate demand bonds and notes are municipal securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are securities that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These securities have interest rates that fluctuate from time to time and frequently are secured by letters of credit or credit support arrangements provided by banks. Use of letters of credit or credit support arrangements generally will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the right to demand payment on them will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Tax-Exempt Bond Fund II will meet the quality criteria established by Advisors for the purchase of municipal securities. Advisors considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand securities in the Fund’s portfolio.

     Participation Interests. A participation interest in a municipal security gives the purchaser an undivided interest in the municipal obligaton in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissble for purchase by the Fund, the participation interest will backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trusteees has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by the Government Securities. The Tax-Exempt Bond Fund II will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the municipal obligation, plus accred interest. The Fund intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, or to maintain or improve the quality of its investment portfolio. The Tax-Exempt Bond Fund II will invest no more than 5% of the value of its assets in participation interests.

     Municipal Obligation Components. The interest payments on municipal securities can be divided into two different and variable components, which together result in a fixed interest trate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the Auction Component. The components can be purchased separately. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will drecrease as the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation have similar credit quality, redemption provisions and maturity.

     Municipal Custody Receipts. The Tax-Exempt Bond Fund II also may acquire custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal

B-16 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custody account with a custodian bank,which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the securities. Custody receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custoday receipt the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custody account in which the underlying security has been deposited is determined to be an assocation taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     Other Investment Techniques and Opportunities. Each Fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Fund’s portfolio.

     Industry Concentrations. With the exception of the Managed Allocation Fund II and the Real Estate Securities Fund, none of the Funds will concentrate more than 25% of its total assets in any one industry. While the Managed Allocation Fund II does not intend to concentrate its investments in any particular industry, the Fund may, through one or more of its underlying invests, indirectly concentrate in a single industry. Currently, no underlying investment of the Managed Allocation Fund II, other than the TIAA-CREF Real Estate Securities Fund, concentrates 25% or more of its total assets in any one industry.

     Portfolio Turnover. The transactions engaged in by the Funds are reflected in the Funds’ portfolio turnover rates. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Funds’ portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Funds and ultimately by the Funds’ shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

     For the year ended September 30, 2006, the portfolio turnover of some of the Funds significantly changed from portfolio turnover rates in 2005 as a result of a variety of factors. For example, the Growth Equity Fund portfolio turnover rate increased to 197% for 2006, as compared with 119% for the same period in 2005. This increase in portfolio turnover was due to certain state 529 plans invested in the Fund making revisions to their asset allocation models or redeeming their Fund shares, resulting in purchases or sales of Fund shares by those state 529 plans (“State 529 Plan Transactions”). The Fund’s turnover also increased due to inflows from the TIAA-CREF Lifecycle Funds (which use the Fund as an underlying fund investment). The Growth & Income Fund portfolio turnover rate decreased to 133% for 2006, as compared with 223% for the same period in 2005, due primarily to a change in the Fund’s management and a restructuring of the Fund that took place in 2005, which resulted in higher turnover that year. The decreased turnover was also due to fewer State 529 Plan Transactions in 2006. In addition, the Real Estate Securities Fund portfolio turnover rate decreased to 174% for 2006, as compared with 244% for the same period in 2005, due to participation in fewer equity offerings in 2006 than in 2005.

     Furthermore, the Large-Cap Growth Index Fund portfolio turnover rate decreased to 40% for 2006, as compared with 61% for the same period in 2005, and the S&P 500 Index Fund portfolio turnover rate decreased to 25% for 2006, as compared with 38% for the same period in 2005. The decreases in portfolio turnover rates for these Funds in 2006 were due partially to an increased use of futures, where practicable, for cash management, and were also due to a lower level of shareholder activity in 2006. Moreover, with respect to the S&P 500 Index Fund, the portfolio turnover rate was greater in 2005 as compared with 2006 because the Fund’s benchmark was rebalanced in 2005, which increased turnover that year. In addition, the Equity Index Fund portfolio turnover rate increased to 32% for 2006, as compared with 24% for the same period in 2005, the International Equity Index Fund portfolio turnover rate increased to 43% for 2006, as compared with 32% for the same period in 2005, the Mid-Cap Value Index Fund portfolio turnover rate increased to 76% for 2006, as compared with 43% for the same period in 2005, the Mid-Cap Growth Index Fund portfolio turnover rate increased to 72% for 2006, as compared with 42% for the same period in 2005, the Mid-Cap Blend Index Fund portfolio turnover rate increased to 69% for 2006, as compared with 40% for the same period in 2005, and the Small-Cap Growth Index Fund portfolio turnover rate increased to 102% for 2006, as compared with 70% for the same period in 2005. The increases in portfolio turnover rates for these Funds in 2006 were due to increased shareholder activity and the need to keep the Funds fully invested and closely aligned with their respective benchmarks. In the case of the Equity Index Fund, increased turnover was also due to State 529 Plan Transactions.

     The Bond Fund portfolio turnover rate decreased to 183% for 2006, as compared with 274% for the same period in 2005, due primarily to a decrease in the size of the mortgage “roll” portfolio resulting from unattractive pricing levels in the market. Finally, the Inflation-Linked Bond Fund portfolio turnover rate decreased to 83% for 2006, as compared with 239% for the same period in 2005. This decrease resulted from fewer opportunities to do relative value trades that would have benefited the Fund in 2006 and from fewer State 529 Plan Transactions in 2006.

     The portfolio turnover rates of the other Funds did not change significantly from 2005 to 2006.

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-17

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board has adopted policies and procedures governing the disclosure by the Funds and Advisors of Fund portfolio holdings to third parties, in order to ensure that this information is disclosed in a manner that is in the best interests of all Fund shareholders. As a threshold matter, except as described below, the Funds and Advisors will not disclose the Funds’ portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The Fund will disclose its portfolio holdings to all third parties who request it after that period. In addition, the Funds and Advisors may disclose the ten largest holdings of any Fund to third parties ten days after the end of the calendar month.

     The Funds and Advisors may disclose the Funds’ portfolio holdings to third parties outside the time restrictions described above as follows:

Fund holdings in any particular security can be made available to stock exchanges or regulators, and Fund holdings in a particular issuer’s securities can be made available to that issuer, in each case subject to approval of Advisors’ Area Compliance Officer, the Chief Compliance Officer or an attorney holding the title of Chief Counsel or above.

Fund portfolio holdings can be made available to rating and ranking organizations subject to a written confidentiality agreement that restricts trading on the information.

Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holding information to that third party is:

approved by an individual holding the title of Executive Vice President or above;

approved by an individual holding the title of Chief Counsel or above; and

subject to a written confidentiality agreement that includes provisions that restrict trading on the information.

     On an annual basis, the Boards of the Funds and of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval.

     Currently, the Funds have ongoing arrangements to disclose, in accordance with all of the provisions of the Funds’ portfolio holdings disclosure policy, the portfolio holdings of the Funds to the following recipients: Lipper (a Reuters company), Morningstar, Inc., Russell/Mellon Analytical Services, The Thomson Corporation, and Bloomberg L.P. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

     In addition, occasionally the Funds and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Funds’ portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements.

     The Funds send summaries of their portfolio holdings to shareholders semi-annually as part of the Funds’ annual and semi-annual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to us at TIAA-CREF Institutional Mutual Funds, P.O. Box 4674, New York, NY 10164.

B-18 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

MANAGEMENT OF TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

TRUSTEES AND OFFICERS OF THE TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

     The following table includes certain information about the TIAA-CREF Institutional Mutual Funds’ trustees and officers, including positions held with the Funds, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the Funds’ disinterested trustees and the second table includes information about the Funds’ officers.

DISINTERESTED TRUSTEES
Number of
Portfolios
in Fund
	Position(s)	Term of Office		Complex
	Held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Fund	Time Served	During Past 5 Years	by Trustee	Held by Trustees
Forrest Berkley	Trustee	Indefinite term.	Retired. Partner (1990-2005) and Head of	66	Director and member of
c/o Corporate Secretary		Trustee since 2006.	Global Product Management (2003-2005),		the Investment Committee, the
730 Third Avenue			GMO (formerly, Grantham, Mayo, Van Otterloo		Maine Coast Heritage Trusts and the
New York, NY 10017-3206			& Co.) (investment management); and member		Boston Athaneum; and Investment
Date of Birth (“DOB”):			of asset allocation portfolio management		Committee member, Gulf of Maine
4/25/54			team, GMO (2003-2005).		Research Institute, Maine Community
Foundation and Carnegie
Endowment for International Peace.
Eugene Flood, Jr.	Trustee	Indefinite term.	President, and Chief Executive Officer (since	66	None
c/o Corporate Secretary		Trustee since 2005.	2000) and a Director (since 1994) of Smith
730 Third Avenue			Breeden Associates, Inc. (investment advisor).
New York, NY 10017-3206
DOB:10/31/55
Howell E. Jackson	Trustee	Indefinite term.	James S. Reid, Jr. Professor of Law (since	66	None
c/o Corporate Secretary		Trustee since 2005.	2004) and Vice Dean for Budget (since 2003)
730 Third Avenue			and on the faculty (since 1989) of Harvard
New York, NY 10017-3206			Law School.
DOB: 1/4/54
Nancy L. Jacob	Chairman of	Indefinite term.	President and Founder (since October 2006)	66	Director and Chairman of the
c/o Corporate Secretary	the Board,	Trustee since 1999.	of NLJ Advisors, Inc. (investment advisor).		Okabena Company
730 Third Avenue	Trustee		formerly, President and Managing Principal,		(financial services).
New York, NY 10017-3206			Windermere Investment Associates (1997-
DOB: 1/15/43			June 2006). Chairman and Chief Executive
Officer, CTC Consulting, Inc. (1994-1997) and
Executive Vice President, U.S. Trust Company
of the Pacific Northwest (1993-1997).
Bridget A. Macaskill	Trustee	Indefinite term.	Independent Consultant for Merrill Lynch	66	Director, J Sainsbury plc (food
c/o Corporate Secretary		Trustee since 2003.	(since 2003). Formerly, Chairman,		retailer), Prudential plc,
730 Third Avenue			Oppenheimer Funds, Inc. (2000-2001). Chief		International Advisory Board,
New York, NY 10017-3206			Executive Officer (1995-2001); President		British-American Business
DOB: 8/5/48			(1991-2000); and Chief Operating Officer		Council and Federal National
			(1989-1995) of that firm.		Mortgage Association (Fannie Mae).
James M. Poterba	Trustee	Indefinite term.	Head (since 2006) and Associate Head	66	None
c/o Corporate Secretary		Trustee since 2006.	(1994-2000 and 2001–2006) Economics		The Jeffrey Company (unregistered
730 Third Avenue			Department, Massachusetts Institute of		investment company)
New York, NY 10017-3206			Technology (MIT), Mitsui Professor of
7/13/58			Economics, MIT (1996-present The Jeffrey
Company (unregistered investment company)
and Program Director, National Bureau of
Economic Research (1990-present).
Maceo K. Sloan	Trustee	Indefinite term.	Chairman, President and Chief Executive	66	Director, SCANA Corporation
c/o Corporate Secretary		Trustee since 1999.	Officer, Sloan Financial Group, Inc. (since		(energy holding company) and
730 Third Avenue			1991); Chairman, CEO and CIO, NCM Capital		M&F Bancorp, Inc.
New York, NY 10017-3206			Management Group, Inc. (since 1991); and
DOB: 10/18/49			Chairman and CEO, NCM Capital Advisers Inc.
(since 2003).

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-19

Management | Trustees and officers of the TIAA-CREF Institutional Mutual Funds						continued

Number of
Portfolios
in Fund
	Position(s)	Term of Office			Complex
	Held with	and Length of		Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Fund	Time Served		During Past 5 Years	by Trustee	Held by Trustees
Laura T. Starks	Trustee	Indefinite term.		Chairman, Department of Finance, the	66	None
c/o Corporate Secretary		Trustee since 2006.		Charles E. and Sarah M. Seay Regents
730 Third Avenue				Chair in Finance (since 2002-present), and
New York, NY 10017-3206				Director, AIM Investment Center, McCombs
DOB: 2/17/50				School of Business, University of Texas at
Austin (2000-present); Professor, University of
Texas at Austin (1987-present); Fellow, Financial
Management Association (2002-present).
Associate Dean for Research (2001-2002),
Associate Director of Research, the Center for
International Business Education and Research,
University of Texas at Austin (2002-2003) and
Director of the Bureau of Business Research,
University of Texas at Austin (2001-2002).

OFFICERS
	Position(s) Held	Term of Office and
Name, Address and Age	with Fund	Length of Time Served		Principal Occupation(s) During Past 5 Years
Herbert M. Allison, Jr.	President and	One year term.		Chairman, President and Chief Executive Officer of TIAA (since 2002), President and Chief Executive
TIAA-CREF	Chief Executive	President and Chief		Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds
730 Third Avenue	Officer	Executive Officer since		and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Funds
New York, NY 10017-3206		2002	.	Complex”) (since 2002). Formerly, President and Chief Executive Officer of Alliance for 8 LifeLong
DOB: 8/2/43				Learning, Inc., (2000-2002). President, Chief Operating Officer and Member of the Board of Directors
of Merrill Lynch & Co., Inc., (1997-1999).
Gary Chinery	Vice President	One year term.		Vice President and Treasurer of TIAA and the TIAA-CREF Funds Complex (since 2004). Vice President
TIAA-CREF	and Treasurer	Vice President and		and Treasurer (since 2004) and Second Vice President and Associate Treasurer (1998-2003) of
730 Third Avenue		Treasurer since 2004.		Advisors TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual
New York, NY 10017-3206				and Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-
DOB: 11/28/49				CREF Tuition Financing, Inc. (“Tuition Financing”) TIAA-CREF Life Insurance Company (“TIAA-CREF
Life”) and TCT Holdings, Inc
Scott C. Evans	Executive Vice	One year term.		Executive Vice President (since 1999) and Head of Asset Management (since 2006) of TIAA and
TIAA-CREF	President	Executive Vice		the TIAA-CREF Fund Complex. Manager, TIAA Realty Capital Management, LLC and Director of TPIS.
730 Third Avenue		President since		President and Chief Executive Office of Investment Management and Advisors, Director of Advisors
New York, NY 10017-3206		1998	.	and Manager of Investment Management. Formerly, Chief Investment Officer Management. Formerly,
DOB: 5/11/59				Chief Investment Officer of TIAA (2004-2006) and the TIAA-CREF Fund Complex (2003-2005) and
Executive Vice President of CREF Investments.
I. Steven Goldstein	Executive Vice	One year term.		Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Funds Complex (since 2003).
TIAA-CREF	President	Executive Vice		Director of TIAA-CREF Life. Formerly, Advisor for McKinsey & Company (2003); Vice President,
730 Third Avenue		President since		Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001-2002); and
New York, NY 10017-3206		2003	.	Senior Vice and Chief Communications Officer for Insurance Information Institute (1993-2001).
DOB: 9/24/52
E. Laverne Jones	Vice President	One year term.		Vice President and Corporate Secretary of TIAA and the TIAA-CREF Funds Complex (since 1999).
TIAA-CREF	and Corporate	Vice President and
730 Third Avenue	Secretary	Corporate Secretary
New York, NY 10017-3206		since 1999.
DOB: 3/7/49
Susan S. Kozik	Executive Vice	One year term.		Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Funds Complex
TIAA-CREF	President	Executive Vice		(since 2003). Formerly, Vice President of IT Operations and Services, Lucent Technologies (2000-
730 Third Avenue		President since		2003; and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company
New York, NY 10017-3206		2003	.	(1997-2000).
DOB: 8/20/57
George W. Madison	Executive Vice	One year term.		Executive Vice President and General Counsel of TIAA and the TIAA-CREF Funds Complex (since 2003).
TIAA-CREF	President and	Executive Vice		Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica
730 Third Avenue	General Counsel	President since		Incorporated (1997-2003).
New York, NY 10017-3206		2003	.
DOB: 10/17/53
Erwin W. Martens	Executive Vice	One year term.		Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Funds Complex (since 2003).
TIAA-CREF	President	Executive Vice		Director of Advisors, TPIS, and Manager of Investment Management. Formerly, Managing Director and
730 Third Avenue		President since		Chief Risk Officer, Putnam Investments (1999-2003); and Head and Deputy Head of Global Market
New York, NY 10017-3206		2003	.	Risk Management (1997-1999).
DOB: 3/18/56

B-20 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

Management | Trustees and officers of the TIAA-CREF Institutional Mutual Funds				continued

	Position(s) Held	Term of Office and
Name, Address and Age	with Fund	Length of Time Served		Principal Occupation(s) During Past 5 Years
Frances Nolan	Executive Vice	One year term.		Executive Vice President, Individual Client Services, of TIAA and the TIAA-CREF Funds Complex (since
TIAA-CREF	President	Executive Vice		2006). President, Chief Executive Officer and Manager of Services. Formerly, Executive Vice President,
730 Third Avenue		President since		Client Services, of TIAA and the TIAA-CILEF Fund Complex (2003-2005); Director of TPIS, Tuition
New York, NY 10017-3206		2001	.	Financing and TIAA-CREF Life. Formerly, Executive Vice President, Retirement Services, CREF and TIAA,
DOB: 8/4/57				(2000-2003); Vice President, Eastern Division (1994-2000).
Dermot J. O’Brien	Executive Vice	One year term.		Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Fund Complex (since 2003).
TIAA-CREF	President	Executive Vice		Director, TIAA-CREF Life. Formerly, First Vice President and Head of Human Resources, International
730 Third Avenue		President since		Private Client Division, Merrill Lynch & Co. (1999-2003); and Vice President and Head of Human
New York, NY 10017-3206		2003	.	Resources, Japan Morgan Stanley (1998-1999).
DOB: 3/13/66
Eric C. Oppenheim	Vice President	One year term.		Vice President and Acting Chief Compliance Officer of the TIAA-CREF Fund Complex, and Services
TIAA-CREF	and Acting Chief	Vice President and		(since 2005). Formerly, Vice President, Compliance Officer of Investment Management Advisors,
730 Third Avenue	Compliance	Acting Chief		Tuition Financing and Services (2005-2006), Vice President and Compliance Officer of TIAA (2004-
New York, NY 10017-3206	Officer	Compliance Officer		2005); First Vice President and Manager of Compliance and Centralized Trust Functions, Private
DOB: 7/31/48		since 2005.		Banking Division Comerica Incorporated (2001-2004), Manager of Compliance and Regulatory
Affairs, Investment Banking Division, Comerica Incorporated (1993-2001).
Georganne C. Proctor	Executive Vice	One year term.		Executive Vice President and Chief Financial Officer of TIAA and TIAA-CREF Fund Complex (since 2006).
TIAA-CREF	President and	Executive Vice		Manager and Executive Vice President of TIAA-CREF Investment Management, LLC, Director and
730 Third Avenue	Chief Financial	President and Chief		Executive Vice President of Teachers Personal Investors Services, Inc. and Advisors. Formerly, Executive
New York, NY 10017-3206	Officer	Financial Officer		Vice President, Finance, Golden West Financial Corporation (2002-2006) and Senior Vice President,
DOB: 10/25/56		since 2006.		Chief Financial Officer and Director, Bechtel Group, Inc. (1999-2002).
Bertram L. Scott	Executive Vice	One year term.		Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA-CREF Fund Complex
TIAA-CREF	President	Executive Vice		(since 2006). Director and President of TIAA-CREF Enterprises, Inc. Formerly, Executive Vice President,
730 Third Avenue		President since		Product Management of TIAA and TIAA-CREF Fund Complex (2000-2005); President and Chief
New York, NY 10017-3206		2001	.	Executive Officer, Horizon Mercy (1996-2000).
DOB: 3/26/51
Edward D. Van Dolsen	Executive Vice	One year term.		Executive Vice President, Institutional Client Services (since January 2006). Director of Tuition Financing
TIAA-CREF	President	Executive Vice		and Manager of Services. Formerly Senior Vice President, Pension Products (2003-2006), Vice
730 Third Avenue		President since		President, Support Services (1998-2003), of TIAA and the TIAA-CREF Fund Complex.
New York, NY 10017-3206		January 2006.
DOB: 4/21/58

EQUITY OWNERSHIP OF TIAA-CREF INSTITUTIONAL MUTUAL FUNDS’ TRUSTEES

     The following chart includes information relating to equity securities beneficially owned by the TIAA-CREF Institutional Mutual Funds’ trustees in the TIAA-CREF Institutional Mutual Funds and in the same “family of investment companies” as the TIAA-CREF Institutional Mutual Funds, as of December 31, 2006. The TIAA-CREF Institutional Mutual Funds’ family of investment companies includes TIAA-CREF Institutional Mutual Funds, (including the TIAA-CREF Lifecycle Funds), CREF, TIAA-CREF Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

DISINTERESTED TRUSTEES
		Aggregate Dollar Range of Equity Securities in All
		Registered Investment Companies Overseen by
Name of Trustee	Dollar Range of Equity Securities in Fund	Trustee in Family of Investment Companies
Forrest Berkley*	TIAA-CREF International Equity Fund – Retirement Class $10,001 - $50,000	$50,001 - $100,000
Eugene Flood, Jr.	TIAA-CREF S&P 500 Index Fund — Retirement Class $50,001 - $1000,000	Over $100,000
	TIAA-CREF International Equity Fund — Retirement Class $50,001 - $100,000
Howell E. Jackson	TIAA-CREF International Equity Index Fund – Retirement Class $0 - $10,000	Over $100,000
	TIAA-CREF Mid-Cap Blend Index Fund – Retirement Class $0 - $10,000
	TIAA-CREF Small Cap Growth Index Fund – Retirement Class $0 - $10,000
	TIAA-CREF Small Cap Value Index Fund – Retirement Class $0 - $10,000
	TIAA-CREF Social Choice Equity Fund – Retirement Class $0 - $10,000
Nancy L. Jacob	$0	Over $100,000
James M. Poterba†	$0	Over $100,000
Bridget Macaskill	TIAA-CREF Mid Cap Value Fund — Retirement Class $10,001 - $50,000	Over $100,000
	TIAA-CREF Mid Cap Growth Fund — Retirement Class $10,001 - $50,000
	TIAA-CREF Large Cap Value Fund — Retirement Class $10,001 - $50,000
	TIAA-CREF Small Cap Equity Fund — Retirement Class $10,001 - $50,000
	TIAA-CREF International Equity Fund — Retirement Class $10,001 - $50,000
Maceo K. Sloan	$0	Over $100,000
Laura T. Starks‡	$0	Over $100,000

*	Mr. Berkley was elected to the Board of Trustees effective September 19, 2006.
†	Prof. Poterba was elected to the Board of Trustees effective April 3, 2006.
‡	Dr. Starks was elected to the Board of Trustees effective July 18, 2006.

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-21

Management | Trustees and officers of the TIAA-CREF Institutional Mutual Funds	continued

TRUSTEE AND OFFICER COMPENSATION

     The following table shows the compensation received from the Funds and the TIAA-CREF fund complex by each non-officer trustee for the fiscal year ending September 30, 2006. The Funds’ officers receive no compensation from any fund in the TIAA-CREF fund complex. The TIAA-CREF fund complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds (including the TIAA-CREF Lifecycle Funds) and TIAA-CREF Mutual Funds, each a registered investment company.

DISINTERESTED TRUSTEES
	(2)	(3)	(4)
(1)	Aggregate Compensation	Pension or Retirement Benefits	Total Compensation
Name of Person	From TIAA-CREF Institutional Mutual Funds	Accrued As Part of Fund Expenses	Paid From Fund Complex
Forrest Berkley[1]	$0	$0	$0
Willard T. Carleton[3]	$5,406.21	$3,487.11	$191,600.00
Eugene Flood, Jr.	$5,543.16	$4,262.45	$212,550.00
Howell E. Jackson	$4,946.85	$4,262.45	$200,100.00
Nancy L. Jacob	$7,551.65	$3,487.11	$237,000.00
Bevis Longstreth[2,3]	$5,391.97	$3,487.11	$191,200.00
Bridget A. Macaskill	$4,925.39	$4,487.11	$181,500.00
James M. Poterba[4]	$3,219.65	$1,839.03	$103,200.00
Maceo K. Sloan[2]	$5,383.62	$3,487.11	$190,800.00
Laura T. Starks[5]	$1,443.91	$925.58	$48,000.00
Ahmed H. Zewail[2,3]	$3,328.83	$3,487.11	$147,000.00

1	Mr. Berkley was appointed as trustee effective September 19, 2006.

2	This compensation, or a portion of it, was not actually paid based on prior election of trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees. Excluding this year’s deferrals, a total of $859,960.44, including interest, earned across the fund complex has been deferred for prior years’ service, including interest through September 30, 2006, for all current trustees who has elected to defer their compensation.

3	These are former trustees.

4	Prof. Poterba was elected as a trustee effective April 3, 2006.

5	Dr. Starks was elected as a trustee effective July 18, 2006.

     The Board has approved trustee compensation at the following rates effective January 1, 2007: an annual retainer of $50,000; a Board and committee meeting fee of $2,500; an annual long-term compensation contribution of $75,000; a committee chair fee of $10,000 ($15,000 for the Chairs of Operations and Audit and Compliance Committees); a Board chair fee of $25,000; and an Operations and Audit and Compliance Committee member fee of $5,000. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is pro-rated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the needs to attract and retain well-qualified Board members.

     The Funds have a long-term compensation plan for non-officer trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 are allocated to notional CREF and TIAA annuity accounts chosen by the trustee. Benefits will be paid after the trustee leaves the Board in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of benefit payments until the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee, after the trustee leaves the Board. The compensation table above does not reflect any payments under the long-term compensation plan.

BOARD COMMITTEES

     The Board of Trustees has appointed the following standing committees, each with specific responsibilities for aspects of the TIAA-CREF Institutional Mutual Funds’ operations:

(1)

An Audit and Compliance Committee (formerly called the “Audit Committee”), consisting solely of independent trustees, assists the full Board in fulfilling its oversight responsibilities for financial and operational reporting, internal control and compliance with laws, regulations and ethics, which audits and examines the records and affairs of the TIAA-CREF Institutional Mutual Funds as it deems necessary, using independent auditors or others. The Audit and Compliance Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the independent auditors. The Audit and Compliance Committee has adopted a formal written charter that is available upon request. During the fiscal year ended September 30, 2006, the Audit and Compliance Committee held eight meetings. The current members of the Audit and Compliance Committee are Mr. Sloan (chair), Mr. Berkley, Ms. Macaskill and Prof. Poterba. Mr. Sloan serves as the audit committee financial expert.

(2)	An Investment Committee (formerly called the “Finance Committee”), which oversees the management of the TIAA-CREF Institutional Mutual Funds’ investments subject to appropriate oversight by the full Board of Trustees. During

B-22 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

Management | Trustees and officers of the TIAA-CREF Institutional Mutual Funds	continued

2006, the Investment Committee held four meetings. The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkely, Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.

(3)	A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees, which addresses all corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the TIAA-CREF Institutional Mutual Funds and the initiation of appropriate shareholder resolutions. During the fiscal year ended September 30, 2006, the Corporate Governance and Social Responsibility Committee held nine meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Prof. Jackson and Dr. Starks.

(4)	An Executive Committee, which generally is vested with full board powers between Board meetings on matters not specifically addressed by the full Board. During the fiscal year ended September 30, 2006, the Executive Committee did not hold any meetings. The current members of the Executive Committee are Dr. Jacob (chair), Dr. Flood, Prof. Jackson, Prof. Poterba and Mr. Sloan.

(5)	A Nominating and Governance Committee, consisting solely of independent trustees, which nominates certain TIAA-CREF

Institutional Mutual Funds’ officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. During the fiscal year ended September 30, 2006, the Nominating and Goverance Committee held nine meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Dr. Flood and Mr. Sloan.

(6)	An Operations Committee, consisting solely of independent trustees, which oversees operational matters of the TIAA-CREF Institutional Mutual Funds, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. This Committee was formed in July 2006 and held one meeting in the fiscal year ended September 30, 2006. The current members of the Operations Committee are Prof. Jackson (chair), Dr. Flood, Dr. Jacob and Dr. Starks.

     Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Institutional Mutual Funds. The Secretary’s address is: 730 Third Avenue, New York, New York 10017-3206.

PROXY VOTING POLICIES

     The TIAA-CREF Institutional Mutual Funds have adopted policies and procedures to govern their voting of proxies of portfolio companies. The Funds seek to use proxy voting as a tool to promote positive returns for long-term shareholders. We believe that companies that follow good corporate governance practices and are responsive to shareholder concerns are more likely to produce better returns than those companies that do not follow these practices or act in such a manner.

     As a general matter, the Board of Trustees has delegated to Advisors responsibility for voting the proxies of the portfolio companies in accordance with Board approved guidelines established by the Trustee Committee on Corporate Governance and Social Responsibility. Guidelines for proposals related to corporate governance proposals and social issues are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as Appendix A to this SAI.

     Advisors has a team of professionals responsible for reviewing and voting each proxy. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms, various corporate governance-related publications and TIAA-CREF investment professionals. Based on their analysis of each proposal and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the interests of the Funds’ shareholders. Occasionally, when a proposal relates to social or environmental concerns or governance issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors seeks guidance on how to vote from the Trustee Committee on Corporate Governance and Social Responsibility.

     The Funds believe there are no material conflicts of interest that interfere with their voting decisions. There may be rare instances in which a trustee or senior executive of the Funds, Advisors or Advisors’ affiliates is either a director or executive of a portfolio company. In such cases, this individual is required to recuse him- or herself from all decisions regarding the portfolio company.

     In order to ensure that proxy voting is aligned with the investment objective of the Social Choice Equity Fund, we have adopted special proxy voting policies for that Fund. We will vote the shares of the companies held in the Social Choice Equity Fund consistent with the social criteria (or screens) considered by the Fund in selecting companies for inclusion in its portfolio. In cases where we are asked to vote on social matters that are not covered under the Fund’s screens, we will cast such votes in accordance with the policies and procedures described in TIAA-CREF’s Policy Statement on Corporate Governance. If the matter is not covered there, Advisors will seek guidance on how to vote from the Trustee Committee on Corporate Governance and Social Responsibility.

     A report of proxies voted for the Funds is made quarterly to the Funds’ Board and/or the Investment Committee, noting any proxies that were voted in exception to the TIAA-CREF Policy Statement on Corporate Governance.

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-23

     A record of all proxy votes cast for the Funds for the twelve-month period ended June 30, 2006, can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov. A record of the Funds’ proxy votes for the twelve-month period ended June 30, 2007, will become available on August 31, 2007.

PRINCIPAL HOLDERS OF SECURITIES

     As of December 29, 2006, the following investors were known to hold beneficially or of record 5% or more of the outstanding shares of any class of a Fund:

Teachers Insurance and Annuity Association
730 Third Avenue
New York, NY 10017-3206
Fund/Class	Percentage of Holding	Shares
Bond Fund – Retirement Class	24.63%	51,710.956
Bond Fund – Retail Class	29.52%	51,771.164
Bond Plus Fund II – Institutional Class	85.65%	5,090,660.443
Bond Plus Fund II – Retail Class	11.45%	51,787.981
Bond Plus Fund II – Retirement Class	12.87%	51,782.037
Equity Index Fund – Retirement Class	14.09%	51,240.602
Growth & Income – Retail Class	13.90%	52,430.360
High Yield Fund II – Institutional Class	91.20%	5,173,880.860
High Yield Fund II – Retail Class	12.06%	52,604.890
High Yield Fund II – Retirement Class	12.01%	52,607.233
Inflation-Linked Bond Fund – Retirement Class	5.85%	51,051.939
Large-Cap Growth Fund – Institutional Class	65.27%	904,232.139
Large-Cap Growth Fund – Retail Class	16.19%	50,235.585
Large-Cap Growth Fund – Retirement Class	16.06%	50,233.135
Managed Allocation Fund II – Institutional Class	100.00%	206,685.167
Managed Allocation Fund II – Retirement Class	5.89%	51,527.904
Mid-Cap Blend Index Fund – Institutional Class	19.69%	992,070.394
Mid-Cap Growth Index Fund – Institutional Class	80.23%	2,168,792.384
Mid-Cap Value Index Fund – Institutional Class	48.41%	3,113,683.409
Short-Term Bond Fund II – Institutional Class	87.36%	5,082,484.420
Short-Term Bond Fund II – Retail Class	12.27%	51,765.644
Short-Term Bond Fund II – Retirement Class	10.69%	51,686.187
Small-Cap Blend Index Fund – Institutional Class	14.26%	1,386,717.988
Small-Cap Growth Index Fund – Institutional Class	97.38%	5,895,914.041
Small-Cap Value Index Fund – Institutional Class	89.21%	5,692,505.527
Tax-Exempt Bond Fund II – Institutional Class	100.00%	5,091,446.583
Tax-Exempt Bond Fund II – Retail Class	8.13%	51,323.036

TIAA-CREF Institutional Managed Allocation Fund
730 Third Avenue
New York, NY 10017-3206
Fund/Class	Percentage of Holding	Shares
Small-Cap Equity Fund – Retail Class	23.03%	1,414,471.984

TIAA-CREF Institutional Managed Allocation Fund II
730 Third Avenue
New York, NY 10017-3206
Fund/Class	Percentage of Holding	Shares
Bond Plus Fund II – Institutional Class	14.35%	852,961.681
Large-Cap Growth Fund – Institutional Class	34.10%	472,433.350

B-24 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

TIAA-CREF
JP Morgan Retirement Plans Program
3 Metrotech Ctr Fl 6
Brooklyn, NY 11245-0001
Fund/Class	Percentage of Holding	Shares
Growth & Income Fund – Retirement Class	52.68%	5,892,365.618
International Equity Fund – Retirement Class	65.60%	34,623,441.275
International Equity Index Fund – Retirement Class	66.99%	4,242,556.005
Large-Cap Growth Index Fund – Retirement Class	80.54%	3,270,791.855
Large-Cap Value Fund – Retirement Class	65.41%	13,579,049.220
Large-Cap Value Index Fund – Retirement Class	59.71%	2,413,001.491
Managed Allocation Fund II – Retirement Class	70.81%	619,844.857
Mid-Cap Blend Index Fund – Retirement Class	65.09%	1,476,473.181
Mid-Cap Growth Fund – Retirement Class	66.73%	6,753,566.390
Mid-Cap Growth Index Fund – Retirement Class	41.21%	357,217.150
Mid-Cap Value Fund – Retirement Class	65.19%	13,663,561.637
Mid-Cap Value Index Fund – Retirement Class	48.22%	946,699.177
Real Estate Securities Fund – Retirement Class	55.54%	8,815,016.365
S&P 500 Index Fund – Retirement Class	58.62%	6,443,358.683
Small-Cap Blend Index Fund – Retirement Class	68.42%	1,592,595.109
Small-Cap Equity Fund – Retirement Class	71.80%	11,387,322.804
Small-Cap Growth Index Fund – Retirement Class	63.99%	891,902.452
Small-Cap Value Index Fund – Retirement Class	59.60%	1,915,955.487
Social Choice Equity Fund – Retirement Class	55.90%	4,516,682.783

JP Morgan
TIAA-CREF Trust CO IRA Program
3 Metrotech Ctr Fl 6
Brooklyn, NY 11245-0001
Fund/Class	Percentage of Holding	Shares
Bond Fund – Retirement Class	75.25%	157,965.244
Bond Plus Fund II – Retirement Class	82.51%	332,040.245
Equity Index Fund – Retirement Class	80.98%	294,562.085
Growth & Income Fund – Retirement Class	47.26%	5,286,760.473
High Yield Fund II – Retirement Class	85.09%	372,819.677
Inflation-Linked Bond Fund – Retirement Class	92.93%	811,363.285
International Equity Fund – Retirement Class	34.19%	18,047,300.128
International Equity Index Fund – Retirement Class	32.29%	2,044,829.607
Large-Cap Growth Fund – Retirement Class	81.84%	256,016.121
Large-Cap Growth Index Fund – Retirement Class	18.42%	748,050.895
Large-Cap Value Fund – Retirement Class	34.33%	7,127,988.865
Large-Cap Value Index Fund – Retirement Class	38.56%	1,558,485.750
Managed Allocation Fund II – Retirement Class	23.16%	202,715.513
Mid-Cap Blend Index Fund – Retirement Class	32.09%	727,884.668
Mid-Cap Growth Fund – Retirement Class	33.16%	3,355,910.959
Mid-Cap Growth Index Fund – Retirement Class	31.68%	274,596.790
Mid-Cap Value Fund – Retirement Class	34.70%	7,273,548.743
Mid-Cap Value Index Fund – Retirement Class	50.13%	984,184.782
Money Market Fund – Retirement Class	98.39%	44,816,621.310
Real Estate Securities Fund – Retirement Class	44.16%	7,008,395.159
S&P 500 Index Fund – Retirement Class	40.81%	4,485,801.898
Short-Term Bond Fund II – Retirement Class	88.24%	426,778.967
Small-Cap Blend Index Fund – Retirement Class	30.77%	716,291.890
Small-Cap Equity Fund – Retirement Class	28.08%	4,453,491.612
Small-Cap Growth Index Fund – Retirement Class	34.38%	479,161.986
Small-Cap Value Index Fund – Retirement Class	39.56%	1,271,857.627
Social Choice Equity Fund – Retirement Class	44.00%	3,554,577.449
TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-25

Donaldson Lufkin & Jenrette Securities Corp
P.O. Box 2052
Jersey City, NJ 07303-2052
Fund/Class	Percentage of Holding	Shares
Bond Plus Fund II – Retail Class	13.31%	60,172.151
Equity Index Fund – Retail Class	6.01%	70,776.059
High Yield Fund II – Retail Class	7.98%	34,821.032
International Equity Fund – Retail Class	7.28%	194,656.615
Large-Cap Growth Fund – Retail Class	16.03%	49,739.542
Short-Term Bond Fund II – Retail Class	20.32%	85,738.712
Tax-Exempt Bond Fund II – Retail Class	10.65%	67,233.348

SEI Private Trust Company
c/o TIAA-CREF
One Freedom Valley Drive
Oaks, PA 19456
Fund/Class	Percentage of Holding	Shares
Bond Fund – Institutional Class	25.18%	32,081,104.467
Growth & Income Fund – Institutional Class	80.71%	9,255,266.029
Growth Equity Fund – Institutional Class	10.82%	1,889,778.514
High Yield Fund II – Institutional Class	7.78%	441,519.255
Inflation-Linked Bond Fund – Institutional Class	5.70%	2,410,074.317
International Equity Fund – Institutional Class	50.81%	18,581,976.939
Large-Cap Growth Index Fund – Institutional Class	22.04%	3,943,760.483
Large-Cap Value Fund – Institutional Class	13.85%	1,222,201.614
Mid-Cap Growth Fund – Institutional Class	12.48%	269,514.648
Mid-Cap Growth Index Fund – Institutional Class	6.62%	179,079.944
Mid-Cap Value Fund – Institutional Class	21.88%	500,689.442
Mid-Cap Value Index Fund – Institutional Class	6.12%	393,383.098
Real Estate Securities Fund – Institutional Class	24.72%	3,805,375.461
S&P 500 Index Fund – Institutional Class	32.07%	15,600,615.901
Short-Term Bond Fund II – Institutional Class	12.05%	701,026.950
Small-Cap Equity Fund – Institutional Class	44.12%	3,050,328.173
Small-Cap Value Index Fund – Institutional Class	5.36%	342,248.171
Social Choice Equity Fund – Institutional Class	69.19%	6,362,364.630

SEI Private Trust Company
c/o First Hawaiian Bank
One Freedom Valley Drive
Oaks, PA 19456
Fund/Class	Percentage of Holding	Shares
Equity Index Fund – Institutional Class	15.65%	10,294,477.623
International Equity Index Fund – Institutional Class	16.74%	3,236,049.933
Large-Cap Value Index Fund – Institutional Class	30.61%	5,786,686.205
Mid-Cap Blend Index Fund – Institutional Class	72.27%	3,641,627.036
Small-Cap Blend Index Fund – Institutional Class	29.78%	2,896,468.346

SEI Private Trust Company
c/o Laird Norton
One Freedom Valley Drive
Oaks, PA 19456
Fund/Class	Percentage of Holding	Shares
Social Choice Equity – Retail Class	62.80%	1,735,944.496

B-26 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

CHET (529 Plan)
Office of the Treasurer
55 Elm Street
Hartford, CT 06106
Fund/Class	Percentage of Holding	Shares
Bond Fund – Institutional Class	16.64%	21,198,550.035
Equity Index Fund – Institutional Class	29.84%	19,631,946.146
Inflation-Linked Bond Fund – Institutional Class	16.72%	7,073,994.715
International Equity Index Fund – Institutional Class	10.87%	2,101,475.496
Mid-Cap Growth Fund – Institutional Class	24.60%	531,234.857
Mid-Cap Value Fund – Institutional Class	21.71%	496,867.825
Money Market Fund – Institutional Class	23.49%	42,366,806.410
Real Estate Securities Fund – Institutional Class	10.37%	1,596,886.257
S&P 500 Index Fund – Institutional Class	11.16%	5,429,012.458
Small-Cap Equity Fund – Institutional Class	10.13%	700,584.064

Georgia Higher Education Savings Plan (529 Plan)
PO Box 105307
Atlanta, GA 30348-5307
Fund/Class	Percentage of Holding	Shares
Bond Fund – Institutional Class	7.34%	9,350,916.957
Equity Index Fund – Institutional Class	20.64%	13,578,872.348
Inflation-Linked Bond Fund – Institutional Class	8.85%	3,744,341.443
International Equity Index Fund – Institutional Class	10.34%	1,997,419.922
Money Market Fund – Institutional Class	5.87%	10,589,967.820
Real Estate Securities Fund – Institutional Class	9.39%	1,444,755.312
S&P 500 Index Fund – Institutional Class	6.88%	3,348,953.884
Small-Cap Blend Fund – Institutional Class	7.46%	725,588.657

Idaho College Savings Program
P.O. Box 55254
Boston, MA 02205-8675
Fund/Class	Percentage of Holding	Shares
Growth Equity Fund – Institutional Class	6.52%	1,139,802.494
Large-Cap Value Fund – Institutional Class	6.15%	542,859.773

The Kentucky Education Savings Plan Trust (529 Plan)
PO Box 8100
Boston, MA 02266-8100
Fund/Class	Percentage of Holding	Shares
Growth & Income Fund – Institutional Class	17.74%	2,034,422.613
Inflation-Linked Bond Fund – Institutional Class	5.12%	2,166,085.808

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-27

Michigan Education Savings Program (529 Plan)
Executive Director – Met
Director of Treasury
PO Box 30198
Lansing, MI 48909
Fund/Class	Percentage of Holding	Shares
Bond Fund – Institutional Class	25.10%	31,977,416.451
Equity Index Fund – Institutional Class	14.20%	9,343,952.194
Inflation-Linked Bond Fund – Institutional Class	24.77%	10,481,009.442
International Equity Fund – Institutional Class	17.46%	6,385,971.556
International Equity Index Fund – Institutional Class	23.57%	4,554,371.284
Large-Cap Growth Index Fund – Institutional Class	46.41%	8,304,460.517
Large-Cap Value Index Fund – Institutional Class	40.35%	7,628,198.931
Mid-Cap Growth Fund – Institutional Class	62.77%	1,355,768.321
Mid-Cap Value Fund – Institutional Class	56.27%	1,287,828.087
Money Market Fund – Institutional Class	38.70%	69,812,350.630
Real Estate Securities Fund – Institutional Class	19.66%	3,026,080.698
S&P 500 Index Fund – Institutional Class	29.48%	14,337,820.418
Small-Cap Blend Index Fund – Institutional Class	13.07%	1,271,127.231
Small-Cap Equity Fund – Institutional Class	25.83%	1,786,116.077

The Minnesota College Savings Plan (529 Plan)
PO Box 64028
St. Paul, MN 555164-0028
Fund/Class	Percentage of Holding	Shares
Bond Fund – Institutional Class	8.18%	10,419,752.623
Equity Index Fund – Institutional Class	8.63%	5,677,300.793
Inflation-Linked Bond Fund – Institutional Class	8.18%	3,461,910.977
International Equity Fund – Institutional Class	13.53%	4,946,581.300
Large-Cap Growth Index Fund – Institutional Class	23.88%	4,273,560.365
Large-Cap Value Index Fund – Institutional Class	17.79%	3,363,034.335
Money Market Fund – Institutional Class	13.07%	23,579,923.660
Real Estate Securities Fund – Institutional Class	12.79%	1,967,845.412
Small-Cap Blend Index Fund – Institutional Class	11.08%	1,077,637.179

State Regents for Higher Education (529 Plan)
655 Research Parkway, Suite 200
Oklahoma City, OK 78104
Fund/Class	Percentage of Holding	Shares
International Equity Index Fund – Institutional Class	6.34%	1,225,930.764
Mid-Cap Growth Index Fund – Institutional Class	12.92%	349,269.144
Money Market Fund – Institutional Class	5.38%	9,699,696.630
Real Estate Securities Fund – Institutional Class	5.36%	825,033.378
S&P 500 Index Fund – Institutional Class	6.98%	3,397,757.582
Small-Cap Blend Index Fund – Institutional Class	5.14%	500,305.487

Independent 529 Plan
66 Brooks Drive
Braintree, MA 02184
Fund/Class	Percentage of Holding	Shares
S&P 500 Index Fund – Institutional Class	6.23%	3,029,824.572

Mac & Co.
Mutual Funds Operations
525 William Penn Place
Pittsburgh, PA 15230-3198
Fund/Class	Percentage of Holding	Shares
Mid-Cap Value Index Fund – Institutional Class	39.30%	2,527,668.282

B-28 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

Counsel Trust
FBO Etnyre International, Ltd. Profit Sharing and Retirement Savings
336 Fourth Avenue
The Times Building
Pittsburgh, PA 15222-2011
Fund/Class	Percentage of Holding	Shares
Mid-Cap Growth Index Fund – Retirement Class	25.44%	220,540.841

Priscilla A & David W Towle
Francis A Towle & Nelson & Joan
Towle Rev Trust Ten Com
3900 Yorktowne Blvd, Apt 1101
Port Orange, FL 32129-6010
Fund/Class	Percentage of Holding	Shares
Tax-Exempt Bond Fund II – Retail Class	5.43%	34,294.141

Paul A Ebert
Laura A Ebert JT Ten
PO Box 69
Presque Isle, WI 54557-0069
Fund/Class	Percentage of Holding	Shares
Tax-Exempt Bond Fund II – Retail Class	5.68%	24,752.475

State Street Bank & Trust Cust for the Rollover IRA of
Raymond F Machacek
316 Nagog Hill Rd
Acton, MA 01720-3234
Fund/Class	Percentage of Holding	Shares
Bond Plus Fund II – Retail Class	10.39%	46,969.986

State Street Bank & Trust Cust for the Rollover IRA of
Claude A Stanley
760 Diebler Ln
Middleburg, PA 17842-8524
Fund/Class	Percentage of Holding	Shares
Bond Fund – Retail Class	5.65%	9,900.990

Weimin Dong
Shanshan Kang Jt Ten
112 Monroe Dr
Palo Alto, CA 94306-4413
Fund/Class	Percentage of Holding	Shares
Tax-Exempt Bond Fund II – Retail Class	8.85%	55,850.795

American Heart Association Inc
DBA Heritage Affiliate
122 E 42nd St Fl 18
New York, NY 10168-1899
Fund/Class	Percentage of Holding	Shares
Social Choice Equity Fund – Retail Class	14.59%	403,295.911

American Council of Learned Societies
633 3rd Ave. Fl 8
New York, NY 10017-6706
Fund/Class	Percentage of Holding	Shares
Money Market Fund – Retail Class	9.75%	16,098,633.610

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-29

National Financial Services LLC
For the Exclusive Benefit of Our Customers
PO Box 770001
Cincinnati, OH 45277-0033
Fund/Class	Percentage of Holding	Shares
Mid-Cap Growth Fund – Retail Class	9.28%	374,615.898
Mid-Cap Value Fund – Retail Class	9.12%	736,585.889

Charles Schwab & Co
101 Montgomery St.
San Francisco, CA 94104-4122
Fund/Class	Percentage of Holding	Shares
Social Choice Equity Fund – Institutional Class	18.70%	1,719,653.426

Victor DeLuca
Nicholas Jacangelo TTEEs
Jessie Smith Noyes Foundation Inc
6 E 39 th St.
New York, NY 10016-0112
Fund/Class	Percentage of Holding	Shares
Social Choice Equity Fund – Institutional Class	7.70%	708,379.439

ING National Trust
151 Farmington Ave
Hartfort, CT 06156-0001
Fund/Class	Percentage of Holding	Shares
Equity Index Fund – Institutional Class	6.31%	4,148,021.116
International Equity Index Fund – Institutional Class	25.90%	5,006,249.945
Mid-Cap Blend Index Fund – Institutional Class	8.04%	405,200.099
Small-Cap Blend Index Fund – Institutional Class	10.57%	1,028,115.964

     The current trustees and officers of the Funds, as a group, bene-ficially or of record owned less than 1% of the shares of each class of each Fund as of December 31, 2006.

     Any person owning more than 25% of each Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

     As explained in the Prospectus, investment advisory and related services for each of the Funds are provided by personnel of Advisors. Advisors manages the investment and reinvestment of the assets of each Fund, subject to the direction and control of the Finance Committee of the Board of Trustees.

     TIAA, an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc. (“Enterprises”), which in turn holds all of the shares of Advisors and of Teachers Personal Investors Services, Inc. (“TPIS”), the principal underwriter for the TIAA-CREF Institutional Mutual Funds. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”) and TIAA-CREF Investment Management, LLC (“Investment Management”). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to College Retirement Equities Fund (“CREF”), a companion organization to TIAA. All of the foregoing are affiliates of the TIAA-CREF Institutional Mutual Funds and Advisors.

     As noted in the Prospectus, Advisors manages the assets of the Funds pursuant to two different investment management agreements. The Growth Equity Fund, as discussed in the Prospectus, remains subject to its original investment management agreement with Advisors (the “Original Management Agreement”). The rest of the Funds are subject to a new investment management agreement approved by shareholders (the “New Management Agreement”). The New Management Agreement restructures the pricing and services of the subject Funds, which includes an increase in fee rates for actively-managed Funds. Under both Management Agreements, investment management fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectus.

     Furthermore, Advisors has contractually agreed to reimburse the Funds for noninvestment management fee expenses of the Funds that exceed certain amounts as stated in the Prospectus, through April 30, 2008 (April 30, 2010 for all Funds managed to an index).

     For the Funds’ fiscal years ended September 30, 2004, 2005 and 2006, the table below reflects (i) the total dollar amount of investment management fees for each Fund, (ii) the amount of the waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.

B-30 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

	Gross			Waived			Net
	Fiscal year	Fiscal year	Fiscal year	Fiscal year	Fiscal year	Fiscal year	Fiscal year	Fiscal year	Fiscal year
	ended Sept.	ended Sept.	ended Sept.	ended Sept.	ended Sept.	ended Sept.	ended Sept.	ended Sept.	ended Sept.
	2006	2005	2004	2006	2005	2004	2006	2005	2004
Growth Equity Fund	$94,613	$82,139	$80,402	—	—	—	$94,613	$82,139	$80,402
Growth & Income Fund	$581,033	$346,133	$511,568	$435,703	—	—	$145,330	$346,133	$511,568
International Equity Fund	$3,908,919	$682,580	$466,878	—	—	—	$3,908,919	$682,580	$466,878
Large-Cap Value Fund	$2,032,199	$337,031	$139,120	—	—	—	$2,032,199	$337,031	$139,120
Large-Cap Growth Fund	$28,496	—	—	$23,430	—	—	$5,066	—	—
Mid-Cap Growth Fund	$971,318	$132,541	$87,406	—	—	—	$971,318	$132,541	$87,406
Mid-Cap Value Fund	$1,532,547	$216,192	$70,418	—	—	—	$1,532,547	$216,192	$70,418
Small-Cap Equity Fund	$1,420,039	$240,947	$138,422	—	—	—	$1,420,039	$240,947	$138,422
Large-Cap Growth Index Fund	$222,559	$115,969	$15,476	—	—	—	$222,559	$115,969	$15,476
Large-Cap Value Index Fund	$201,045	$121,947	$46,548	—	—	—	$201,045	$121,947	$46,548
Equity Index Fund	$250,928	$275,666	$317,264	—	—	—	$250,928	$275,666	$317,264
S&P 500 Index Fund	$305,486	$168,470	$59,241	—	—	—	$305,486	$168,470	$59,241
Mid-Cap Growth Index Fund	$15,006	$10,826	$9,713	—	—	—	$15,006	$10,826	$9,713
Mid-Cap Value Index Fund	$23,920	$16,940	$13,943	—	—	—	$23,920	$16,940	$13,943
Mid-Cap Blend Index Fund	$35,213	$24,080	$19,234	—	—	—	$35,213	$24,080	$19,234
Small-Cap Growth Index Fund	$37,330	$28,870	$27,024	—	—	—	$37,330	$28,870	$27,024
Small-Cap Value Index Fund	$34,049	$27,638	$24,280	—	—	—	$34,049	$27,638	$24,280
Small-Cap Blend Index Fund	$73,785	$58,113	$49,033	—	—	—	$73,785	$58,113	$49,033
International Equity Index Fund	$133,992	$54,339	$29,867	—	—	—	$133,992	$54,339	$29,867
Social Choice Equity Fund	$223,269	$56,576	$34,729	—	—	—	$223,269	$56,576	$34,729
Real Estate Securities Fund	$2,030,304	$421,529	$229,100	—	—	—	$2,030,304	$421,529	$229,100
Managed Allocation Fund II	—	—	—	—	—	—	—	—	—
Bond Fund	$3,600,946	$954,064	$792,892	—	—	—	$3,600,946	$954,064	$792,892
Bond Plus Fund II	$83,169	—	—	—	—	—	$83,169	—	—
Short-Term Bond Fund II	$71,324	—	—	—	—	—	$71,324	—	—
High-Yield Fund II	$93,229	—	—	—	—	—	$93,229	—	—
Tax-Exempt Bond Fund II	$78,279	—	—	—	—	—	$78,279	—	—
Inflation-Linked Bond Fund	$964,434	$400,211	$333,032	—	—	—	$964,434	$400,211	$333,032
Money Market Fund	$227,744	$75,726	$65,462	—	—	—	$227,744	$75,726	$65,462

SERVICE AGREEMENTS

     Those Funds that offer Retirement Class Shares (as described in the Prospectus) have entered into a service agreement with Advisors for the provision of certain administrative services related to the offering of this class of shares on retirement plan platforms (the “Retirement Class Service Agreement”).

     The service fees are equal to 0.25% of average daily net assets attributable to Retirement Class Shares.

     In 2002, the TIAA-CREF Institutional Mutual Funds entered into a Service Agreement (“Prior Service Agreement”) with Advisors, whereby Advisors agreed to provide or arrange for the provision of a variety of services for the ordinary operation of the TIAA-CREF Institutional Mutual Funds, including, but not limited to, transfer agency, accounting and administrative services. The Prior Service Agreement was effectively terminated for all Funds that approved the New Management Agreement with Advisors (as described in the Prospectus) on February 1, 2006. However, the Prior Service Agreement remains in effect for Growth Equity Fund.

     Both Service Agreements will continue in effect from year to year so long as such continuances are specifically approved for a Fund at least annually by the Board of Trustees, or by the vote of a majority of the outstanding votes attributable to the shares of such Fund. Both Service Agreements provide that they may be terminated, without penalty, by the Board of Trustees or by Advisors (or by a majority of a Fund’s outstanding voting securities in the case of the Prior Service Agreement), in each case on sixty (60) days’ written notice to the other party. Each Service Agreement may also be amended as to any Fund by the parties only if such amendment is specifically approved by the Board of Trustees.

     Specific transfer agency services include: (1) receiving orders for the purchase of Fund shares, issuing shares upon receipt of such orders, and recording the issuance of shares; (2) receiving redemption requests; (3) effecting transfers of shares; (4) preparing and transmitting payments for dividends and distributions; (5) maintaining records for shareholder accounts; (6) maintaining shareholder relations, including preparing necessary reports and other information and services; (7) performing shareholder services funded by any shareholder service plan; and (8) performing any other customary services of a transfer agent or dividend-disbursing agent for a registered investment company.

     Specific accounting services include: (1) monitoring expenses and preparation and updating expense budgets; (2) preparing and filing Forms N-SAR; (3) preparing financial information for meetings of the Board of Trustees; (4) calculating the net asset value of each Fund and the net asset value per share of each class of shares; (5) calculating total return and other statistical information; (6) calculating dividend amounts available for distribution and notifying transfer agent of authorized dividend rates; (7) preparing financial statements; (8) monitoring portfolio activity; (9) determining the allocation of invoices among Funds and authorizing payment of expenses; (10) maintaining accounting records for each Fund and making appropriate representations in conjunction with audits; (11) preparing federal, state and local tax returns and reports; (12) coordinating review and approval of dividends by management and auditors and portfolio listings to be included in financial statements; and (13) performing any other customary accounting services for a registered investment company.

     Specific administrative services include: (1) preparing materials and minutes for meetings of Board of Trustees, including assistance in presentations to Board of Trustees; (2) providing regulatory compliance advice to the distributor and the Funds regarding sales literature and marketing plans; (3) monitoring portfolio activity; (4) preparing responses to performance questionnaires; (5) preparing semi-annual and annual shareholder reports, and coordinating

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-31

auditor and management review; (6) filing notices with state securities regulators regarding sales of Fund shares; (7) developing and implementing procedures to monitor and test compliance with regulatory requirements and with Fund investment objective, policies and restrictions; (8) approving dividend rates, distributions, and tax positions; (9) coordinating activities of other service providers; (10) coordinating, preparing, filing and printing of registration statements for the TIAA-CREF Institutional Mutual Funds; (11) preparing management letters and coordinating production of Management’s Discussion of Fund Performance with respect to the preparation and printing of shareholder reports; (12) reviewing tax returns; (13) creating and maintaining business records; and (14) performing any other customary administrative services for a registered investment company.

     For the services rendered, the facilities furnished and expenses assumed by Advisors, the Fund pays Advisors at the end of each calendar month a fee for each Fund calculated as a percentage of the daily net assets of the Fund. The annual rates under the Prior Service Agreement and Retirement Service Agreement, as well as the fees paid under the Service Agreement for the fiscal years ended September 30, 2004, 2005, and 2006, are set forth in the table below:

	Current Service	Service Fees for fiscal year	Service Fees for fiscal year	Service Fees for fiscal year
Name of Fund	Fee Rate	ended September 30, 2006	ended September 30, 2005	ended September 30, 2004
Growth Equity Fund
Institutional Class	*	$16,561	$41,070	$40,201
Growth & Income Fund
Retirement Class	0.25%	$200,934	$160,765	$78,530
Institutional Class	*	$16,967	$154,153	$246,545
Retail Class	*	—	—	—
International Equity Fund
Retirement Class	0.25%	$1,010,814	$531,918	$163,240
Institutional Class	*	$67,154	$180,589	$141,226
Retail Class	*	—	—	—
Large-Cap Value Fund
Retirement Class	0.25%	$529,501	$428,744	$130,616
Institutional Class	*	$30,850	$53,058	$9,606
Retail Class	*	$193,269	$536,385	$367,843
Large-Cap Growth Fund
Retirement Class	0.25%	$1,188	—	—
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Mid-Cap Growth Fund
Retirement Class	0.25%	$475,436	$337,428	$212,885
Institutional Class	*	$2,905	$4,897	$1,181
Retail Class	*	$74,325	$178,827	$144,182
Mid-Cap Value Fund
Retirement Class	0.25%	$807,640	$623,491	$188,515
Institutional Class	*	$3,509	$6,932	$2,518
Retail Class	*	$112,335	$229,442	$86,732
Small-Cap Equity Fund
Retirement Class	0.25%	$561,388	$511,653	$295,156
Institutional Class	*	$16,142	$33,477	$14,285
Retail Class	*	$46,175	$127,306	$95,957
Large-Cap Growth Index Fund
Retirement Class	0.25%	$86,461	$69,205	$3,338
Institutional Class	*	$32,962	$53,908	$7,541
Large-Cap Value Index Fund
Retirement Class	0.25%	$25,865	$1,506	$644
Institutional Class	*	$30,722	$60,880	$23,234
Equity Index Fund
Retirement Class	0.25%	$1,588	—	—
Institutional Class	*	$40,939	$137,820	$158,618
Retail Class	*	—	—	—
S&P 500 Index Fund
Retirement Class	0.25%	$326,901	$265,035	$117,976
Institutional Class	*	$38,093	$68,638	$22,678
Mid-Cap Growth Index Fund
Retirement Class	0.25%	$13,536	$1,333	$1,179
Institutional Class	*	$2,037	$5,334	$4,787

* These classes of the Funds are not currently subject to any service agreement.

B-32 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

	Current Service	Service Fees for fiscal year	Service Fees for fiscal year	Service Fees for fiscal year
Name of Fund	Fee Rate	ended September 30, 2006	ended September 30, 2005	ended September 30, 2004
Mid-Cap Value Index Fund
Retirement Class	0.25%	$21,589	$849	$608
Institutional Class	*	$3,228	$8,419	$6,935
Mid-Cap Blend Index Fund
Retirement Class	0.25%	$46,717	$11,822	$1,547
Institutional Class	*	$4,429	$11,344	$9,525
Small-Cap Growth Index Fund
Retirement Class	0.25%	$32,783	$2,521	$1,464
Institutional Class	*	$5,223	$14,285	$13,425
Small-Cap Value Index Fund
Retirement Class	0.25%	$25,356	$3,608	$718
Institutional Class	*	$4,817	$13,606	$12,096
Small-Cap Blend Index Fund
Retirement Class	0.25%	$26,328	$1,292	$1,038
Institutional Class	*	$10,851	$28,978	$24,453
International Equity Index Fund
Retirement Class	0.25%	$74,626	$2,944	$1,219
Institutional Class	*	$25,841	$40,494	$22,293
Social Choice Equity Fund
Retirement Class	0.25%	$179,514	$133,822	$67,618
Institutional Class	*	$8,010	$20,414	$13,385
Retail Class	*	—	—	—
Real Estate Securities Fund
Retirement Class	0.25%	$420,500	$420,519	$150,922
Institutional Class	*	$32,207	$81,135	$53,099
Retail Class	*	$171,428	$468,077	$255,491
Managed Allocation Fund II
Retirement Class	0.25%	$4,962	—	—
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Bond Fund
Retirement Class	0.25%	$847	—	—
Institutional Class	*	$201,944	$477,032	$396,446
Retail Class	*	—	—	—
Bond Plus Fund II
Retirement Class	0.25%	$1,449	—	—
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Short-Term Bond Fund II
Retirement Class	0.25%	$1,565	—	—
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
High Yield Fund II
Retirement Class	0.25%	$1,325	—	—
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Tax-Exempt Bond Fund II
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Inflation-Linked Bond Fund
Retirement Class	0.25%	$2,010	—	—
Institutional Class	*	$34,374	$112,088	$94,532
Retail Class	*	$42,073	$127,877	$98,889
Money Market Fund
Retirement Class	0.25%	$19,085	—	—
Institutional Class	*	$20,752	$56,794	$49,098
Retail Class	*	—	—	—

* These classes of the Funds are not currently subject to any service agreement.

     The service fees are accrued daily at 1/365th of the applicable annual rate set forth in the above table.

UNDERWRITERS

     TPIS, 730 Third Avenue, New York, NY 10017-3206, may be considered the “principal underwriter” for the TIAA-CREF Institutional Mutual Funds. TIAA holds all of the shares of

Enterprises, which in turn holds all the shares of Advisors and of TPIS. Shares of the TIAA-CREF Institutional Mutual Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the TIAA-CREF Institutional Mutual Funds, TPIS has the right to distribute shares of the TIAA-CREF Institutional Mutual Funds from year to year, subject to approval by the Board of Trustees. TPIS may enter into selling agreements with

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-33

one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services to the TIAA-CREF Institutional Mutual Funds.

CUSTODIAN AND TRANSFER AGENT

     JPMorgan Chase Bank (“JPMorgan”), 4 Chase MetroTech Center, Brooklyn, NY 11245, acts as custodian for the TIAA-CREF Institutional Mutual Funds. JPMorgan is responsible for the safekeeping of the Funds’ portfolio securities.

     Boston Financial Data Services, Inc., 2000 Crown Colony Dr., Quincy, MA 02169, acts as the transfer and dividend-paying agent for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm of the TIAA-CREF Institutional Mutual Funds and audited the Funds financial statements for the fiscal years ended September 30, 2005 and September 30, 2006. Prior to fiscal year 2005, a different accounting firm served as the independent registered public accounting firm for the TIAA-CREF Institutional Mutual Funds.

PERSONAL TRADING POLICY

     The TIAA-CREF Institutional Mutual Funds, Advisors and TPIS have adopted codes of ethics under Rule 17j-l of the 1940 Act and Rule 204A-1 of the Investment Advisers Act. Under these codes, certain access persons and members of their households are limited in trading for their own accounts. While they may invest in securities that may also be purchased or held by the Funds, some transactions they make must be reported and approved, and they must send duplicates of all confirmation statements and other account reports to a special compliance unit for review.

INFORMATION ABOUT THE FUNDS’
PORTFOLIO MANAGEMENT TEAMS

STRUCTURE OF COMPENSATION FOR PORTFOLIO

MANAGERS

     Equity portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance (80% weighting), peer reviews (10% weighting) and manager-subjective ratings (10% weighting).

     Fixed-income portfolio management team members are compensated through a combination of base salary, annual performance awards, and long-term compensation awards. Currently, the annual performance awards and long-term compensation are determined by performance ratings which are reflective of investment performance and peer reviews.

     Investment performance is calculated, where records are available, over four years, each ending December 31. For each year, the gross excess return of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. This investment performance is averaged using a 40% weight for the most recent year, 30% for the second year, 20% for the third year and 10% for the fourth year. This weighted result is then compared to the compen-

sation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity or fixed-income group (as applicable) as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

     The following chart includes information relating to the portfolio management team members listed in the prospectus, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Funds they manage, as of September 30, 2006.

B-34 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

Additional Information Regarding Portfolio Managers | TIAA-CREF Institutional Mutual Funds					continued
GROWTH EQUITY FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Susan Hirsch	4	1	$12,286	$22	$0
Gregory B. Luttrell, CFA	5	2	$12,553	$47	$50,001 - $100,000

GROWTH & INCOME FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Susan Kempler	3	0	$123,561	$0	$1 - $10,000

INTERNATIONAL EQUITY FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Shigemi (Amy) Hatta	0	0	$0	$0	$1 - $10,000
Christopher F. Semenuk	3	1	$124,570	$74	$1 - $10,000

LARGE-CAP GROWTH FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Susan Hirsch	4	1	$12,286	$22	$0
Gregory B. Luttrell, CFA	5	2	$12,553	$47	$0

LARGE-CAP VALUE FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Richard Cutler	3	2	$124,010	$56	$100,001 - $500,000
Athanasios (Tom) Kolefas, CFA	4	2	$138,167	$56	$0

MID-CAP GROWTH FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Gregory B. Luttrell, CFA	5	2	$12,553	$47	$50,001 - $100,000
George (Ted) Scalise, CFA	0	1	$267	$25	$0

MID-CAP VALUE FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Richard Cutler	3	2	$124,010	$56	$10,001 - $50,000
Athanasios (Tom) Kolefas, CFA	4	2	$138,167	$56	$100,001 - $500,000

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-35

Additional Information Regarding Portfolio Managers | TIAA-CREF Institutional Mutual Funds	continued

SMALL-CAP EQUITY FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Michael S. Shing, CFA	2	0	$123,272	$0	$50,001 - $100,000

LARGE-CAP GROWTH INDEX FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Philip James (Jim) Campagna, CFA	19	0	$147,307	$0	$0
Anne Sapp, CFA	19	0	$147,307	$0	$0

LARGE-CAP VALUE INDEX FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Philip James (Jim) Campagna, CFA	19	0	$147,307	$0	$0
Anne Sapp, CFA	19	0	$147,307	$0	$0

EQUITY INDEX FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Philip James (Jim) Campagna, CFA	19	0	$147,307	$0	$0
Anne Sapp, CFA	19	0	$147,307	$0	$0

S&P 500 INDEX FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Philip James (Jim) Campagna, CFA	19	0	$147,307	$0	$1 - $10,000
Anne Sapp, CFA	19	0	$147,307	$0	$1 - $10,000

MID-CAP GROWTH INDEX FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Philip James (Jim) Campagna, CFA	19	0	$147,307	$0	$0
Anne Sapp, CFA	19	0	$147,307	$0	$0

MID-CAP VALUE INDEX FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Philip James (Jim) Campagna, CFA	19	0	$147,307	$0	$0
Anne Sapp, CFA	19	0	$147,307	$0	$0

B-36 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

Additional Information Regarding Portfolio Managers | TIAA-CREF Institutional Mutual Funds	continued

MID-CAP BLEND INDEX FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Philip James (Jim) Campagna, CFA	19	0	$147,307	$0	$0
Anne Sapp, CFA	19	0	$147,307	$0	$0

SMALL-CAP GROWTH INDEX FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Philip James (Jim) Campagna, CFA	19	0	$147,307	$0	$0
Anne Sapp, CFA	19	0	$147,307	$0	$0

SMALL-CAP VALUE INDEX FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Philip James (Jim) Campagna, CFA	19	0	$147,307	$0	$0
Anne Sapp, CFA	19	0	$147,307	$0	$0

SMALL-CAP BLEND INDEX FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Philip James (Jim) Campagna, CFA	19	0	$147,307	$0	$0
Anne Sapp, CFA	19	0	$147,307	$0	$0

INTERNATIONAL EQUITY INDEX FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Philip James (Jim) Campagna, CFA	19	0	$147,307	$0	$0
Anne Sapp, CFA	19	0	$147,307	$0	$0

SOCIAL CHOICE EQUITY FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Philip James (Jim) Campagna, CFA	19	0	$147,307	$0	$0
Anne Sapp, CFA	19	0	$147,307	$0	$1 - $10,000

REAL ESTATE SECURITIES FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
David Copp	1	1	$696	$17	$0
Thomas M. Franks, CFA	2	2	$123,498	$108	$0
Brenda Lee	1	1	$696	$17	$0

		TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-37

Additional Information Regarding Portfolio Managers | TIAA-CREF Institutional Mutual Funds	continued

MANAGED ALLOCATION FUND II
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
John M. Cunniff, CFA	2	0	$825	$0	$0
Hans L. Erickson, CFA	4	0	$123,626	$0	$0
Pablo Mitchell	2	0	$825	$0	$1 - $10,000

BOND FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
John M. Cerra	7	2	$17,003	$167	$0
Richard W. Cheng	7	1	$17,003	$55	$0
Stephen Liberatore, CFA	7	1	$17,003	$55	$0
Steven Raab, CFA	7	1	$17,003	$55	$0

BOND PLUS FUND II
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
John M. Cerra	7	2	$17,003	$167	$0
Richard W. Cheng	7	1	$17,003	$55	$0
Stephen Liberatore, CFA	7	2	$17,003	$55	$0
Steven Raab, CFA	7	1	$17,003	$55	$0

SHORT-TERM BOND FUND II
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
John M. Cerra	7	2	$17,003	$167	$0
Richard W. Cheng	7	1	$17,003	$55	$0
Stephen Liberatore, CFA	7	1	$17,003	$55	$0
Steven Raab, CFA	7	1	$17,003	$55	$0

HIGH-YIELD FUND II
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Michael J. Ainge, CFA	1	1	$342	$60	$0
Jean C. Lin, CFA	1	1	$342	$60	$0
Kevin R. Lorenz, CFA	1	2	$342	$173	$0
John G. Morriss	1	1	$342	$60	$0
Richard J. Tanner, CFA	1	1	$342	$60	$0

B-38 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

Additional Information Regarding Portfolio Managers | TIAA-CREF Institutional Mutual Funds	continued

TAX-EXEMPT BOND FUND II
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Peter Scola	1	0	$251	$0	$0

INFLATION-LINKED BOND FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Steven I. Traum	5	0	$14,538	$0	$1, - $10,000

MONEY MARKET FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund
Michael F. Ferraro, CFA	5	0	$14,538	$0	$0

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

     Portfolio managers of the Funds may also manage other registered investment companies, unregistered investment pools and investment accounts that might raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. These include:

     Aggregation and Allocation of Transactions. Advisors may, on occasion, aggregate or “bunch” orders of the Funds and its other client accounts, and orders of its affiliated investment adviser; TIAA-CREF Investment Management, LLC, in each case consistent with Advisors’ policy to seek best execution for all orders. Advisors may also, on occasion, aggregate or “bunch” orders of TIAA pursuant to Advisors’ aggregation and allocation of orders policies. Advisors has adopted procedures to ensure that the Funds are afforded equal opportunity with Advisors’ other clients or clients of its affiliates to receive investment allocations and that such allocations are provided to the Funds and Advisors’ other client accounts or clients of its affiliates in a manner that is consistent with Advisors’ fiduciary obligations.

     Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services.

     IPO Allocation. Advisors has adopted procedures to ensure that it allocates initial public offerings to the Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fidu-ciary obligations to its clients.

     Compensation. The compensation paid to Advisors for managing the Funds, as well as its other clients, is based on a percentage of assets under management. Advisors is not paid performance-based fees for its management of the Funds or any other client accounts. Furthermore, the performance element of portfolio managers’ compensation does not differentiate between the performance of other client accounts. Advisors’ compensation structure therefore does not raise conflicts of interest that may arise when an investment adviser is paid management fees based on performance of some of its client’s accounts and not other.

ABOUT THE TIAA-CREF INSTITUTIONAL MUTUAL FUNDS AND THE SHARES

     TIAA-CREF Institutional Mutual Funds was organized as a Delaware statutory trust on April 15, 1999. A copy of TIAA-CREF Institutional Mutual Funds’ Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware statutory trust, the TIAA-CREF Institutional Mutual Funds’ operations are governed by its Declaration of Trust. Upon the initial purchase of shares of benefi-cial interest in TIAA-CREF Institutional Mutual Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

CLASS STRUCTURE

     The TIAA-CREF Institutional Mutual Funds offers three classes of shares (Retirement Class, Institutional Class and Retail Class), which have the distribution and service fee arrangements described below. Each Fund may not offer all classes of shares.

     Retirement Class Shares. Retirement Class shares of the Funds are offered exclusively through accounts established by employees in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(b) and 457 plans. Retirement Class shares are also offered through custody accounts established by individuals pursuant to Section 408 of the Code.

     Institutional Class Shares. Institutional class shares of TIAA-CREF Institutional Mutual Funds are only available for purchase by or through certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”), such as TIAA-CREF Trust

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-39

Company, FSB (the “Trust Company”), or other persons, such as state-sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF or other persons that the TIAA-CREF Institutional Mutual Funds may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through employee plans may have to pay additional expenses related to the administration of such plans.

     Retail Class Shares. Retail Class shares of the Funds are offered directly to the investing public. Retail Class shares are subject to a distribution (12b-1) plan pursuant to which they may reimburse TPIS for its expenses associated with distributing and promoting Retail Class shares.

DISTRIBUTION (12b-1) PLAN

     The TIAA-CREF Institutional Mutual Funds’ Board of Trustees has adopted a Distribution Plan with respect to Retail Class shares offered by certain Funds (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act, which became effective February 1, 2006. Under the Distribution Plan, each Fund reimburses TPIS for all or part of certain expenses that TPIS incurs in connection with the promotion and distribution of Retail Class shares. The expenses for which a Fund may reimburse TPIS under the Distribution Plan include, but are not limited to, compensation of dealers and other for the expenses of their various activities primarily intended to promote the sale of Retail Class shares. Reimbursements by a Fund under the Distribution Plan are calculated daily and paid monthly up to a rate or rates approved from time to time by the Board, provided that no rate may exceed the annual rate of 0.25% of the average daily net assets of the Retail Class of the Fund. Please note, however, that TPIS has contractually agreed not to seek any reimbursement under the Distribution Plan until April 30, 2008. Therefore, no 12b-1 fees were paid by the Funds pursuant to the Distribution Plan in fiscal year 2006.

     The Distribution Plan has been approved by a majority of the trustees, including a majority of the trustees who are not interested persons of the TIAA-CREF Institutional Mutual Funds and who have no direct or indirect interest in the financial operation of the Distribution Plan (the “Independent Trustees”), by votes cast in person at a meeting called for the purpose of voting on such Distribution Plan. In adopting the Distribution Plan, the trustees concluded that the Distribution Plan would benefit the Retail Class shareholders of each Fund.

     One of the potential benefits of the Distribution Plan is that payments to TPIS (and from TPIS to other intermediaries) could lead to increased sales and reduced redemptions, eventually enabling a Fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by a Fund in connection with the Distribution Plan. Furthermore, the investment management of a Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio management team to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

     Pursuant to the Distribution Plan, at least quarterly, TPIS provides the Funds with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

     The Distribution Plan provides that it continues in effect only as long as its continuance is approved at least annually by a majority of both the trustees and the Independent Trustees. The Distribution Plan provides that it may be terminated without penalty with respect to any Fund at any time: (a) by a vote of a majority of the Independent Trustees; or (b) by a vote of a majority of the votes attributable to the Retail Class shares of that Funds. The Distribution Plan further provides that it may not be amended to increase materially the maximum amount of fees specified therein with respect to a Fund without the approval of a majority of the votes attributable to such Fund’s Retail Class shares. In addition, the Distribution Plan provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority of both the trustees and the Independent Trustees. The Retail Class shareholders of each Fund have exclusive voting rights with respect to the application of the Distribution Plan to that Fund.

INDEMNIFICATION OF SHAREHOLDERS

     Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that TIAA-CREF Institutional Mutual Funds has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as TIAA-CREF Institutional Mutual Funds, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the TIAA-CREF Institutional Mutual Funds could possibly be subject to personal liability.

     To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of TIAA-CREF Institutional Mutual Funds and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by TIAA-CREF Institutional Mutual Funds or its trustees, (ii) provides for the indemnification out of property of the TIAA-CREF Institutional Mutual Funds of any shareholders held personally liable for any obligations of TIAA-CREF Institutional Mutual Funds or any series of TIAA-CREF Institutional Mutual Funds, and (iii) provides that TIAA-CREF Institutional Mutual Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation

B-40 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

of TIAA-CREF Institutional Mutual Funds and satisfy any judgment thereon. Thus, the risk of a TIAA-CREF Institutional Mutual Funds shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) TIAA-CREF Institutional Mutual Funds itself would be unable to meet its obligations. In the light of DBTA, the nature of TIAA-CREF Institutional Mutual Funds’ business, and the nature of its assets, the risk of personal liability to a TIAA-CREF Institutional Mutual Funds shareholder is remote.

INDEMNIFICATION OF TRUSTEES

     The Declaration of Trust further provides that TIAA-CREF Institutional Mutual Funds shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of TIAA-CREF Institutional Mutual Funds. The Declaration of Trust does not authorize TIAA-CREF Institutional Mutual Funds to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

LIMITATION OF FUND LIABILITY

     All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or TIAA-CREF Institutional Mutual Funds. No Fund is liable for the obligations of any other Fund. Since each class of the Funds uses a combined Prospectus, however, it is possible that one Fund might become liable for a misstatement or omission in the Prospectus regarding another Fund with which its disclosure is combined. The trustees have considered this factor in approving the use of the combined Prospectus.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

     Under the Declaration of Trust, TIAA-CREF Institutional Mutual Funds is not required to hold annual meetings to elect trustees or for other purposes. It is not anticipated that TIAA-CREF Institutional Mutual Funds will hold shareholders’ meetings unless required by law or the Declaration of Trust. TIAA-CREF Institutional Mutual Funds will be required to hold a meeting to elect trustees to fill any existing vacancies on the Board if, at any time, fewer than 75% of the trustees holding office were elected by the shareholders of TIAA-CREF Institutional Mutual Funds.

     Shares of TIAA-CREF Institutional Mutual Funds do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the net asset value represented by the outstanding shares of TIAA-CREF Institutional Mutual Funds may elect all of the trustees, in which case the holders of the remaining shares would not be able to elect any trustees. Shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable Fund).

ADDITIONAL FUNDS OR CLASSES

     Pursuant to the Declaration of Trust, the trustees may establish additional Funds (technically, “series” of shares) or “classes” of shares in TIAA-CREF Institutional Mutual Funds without shareholder approval. The trustees have established another series of funds of the Trust, known as the “Lifecycle Funds,” which are addressed in separate prospectuses and a separate statement of additional information. The establishment of additional Funds or classes does not affect the interests of current shareholders in the existing Funds or their classes.

DIVIDENDS AND DISTRIBUTIONS

     Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the trustees. In the event of the liquidation or dissolution of TIAA-CREF Institutional Mutual Funds as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and nonassessable.

PRICING OF SHARES

     The assets of the Funds are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

     Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

EQUITY SECURITIES

     Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith by the operations Committee of the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s net asset value is calculated.

FOREIGN INVESTMENTS

     Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-41

take place contemporaneously with the determination of the valuation of certain other investments held by the Fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund’s net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Operations Committee of the Board of Trustees and in accordance with the responsibilities of the Board of Trustees as a whole.

DEBT SECURITIES

     Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service, except when we believe the prices do not accurately reflect the security’s fair value.

     Values for money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

     All debt securities may also be valued at fair value as determined in good faith by the Operations Committee of the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

     For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

     The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of one percent from $1.00 per share. In the event such deviation should exceed 1/2 of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

OPTIONS AND FUTURES

     Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund’s net assets will be increased or decreased by the difference between the premiums received on written options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

     For example, when a Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

     A premium paid on the purchase of a put will be deducted from a Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

     Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

     Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value, as determined in good faith under the direction of the Trustees. For more information about the Funds’ fair value pricing procedures, see calculating share price in the Prospectus.

B-42 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

TAX STATUS

     The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

     Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund is intended to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which each Fund is intended to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

     Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

     A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; net income derived from an interest in a qualified publicly traded partnership (“PTP”), for years beginning after October 24, 2004 and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the total assets of the Fund may consist of such other securities of any one issuer, the Fund may not hold more than 10% of the outstanding voting securities of any issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issue or more than 10% of a PTP’s equity securities), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or business, or the securities of one or more PTPs.

     If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

DISTRIBUTIONS TO AVOID FEDERAL EXCISE TAX

     A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the twelve months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

CAPITAL LOSS CARRYFORWARDS

     As of September 30, 2006, the following Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

			Date of Expiration
	9/30/10	9/30/11	9/30/12	9/30/13	9/30/14	Total

Growth Equity Fund	$21,853,458	$53,723,592	$73,374,871	$2,530,334	$0	$150,987,346
Large-Cap Growth Index Fund	0	0	0	0	51,197	51,197
Bond Fund	0	0	0	0	681,137	681,137
Money Market Fund	—	1,731	—	—	373	2,104

INVESTMENTS IN FOREIGN SECURITIES

     Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-43

countries is not now known. Each Fund intends to operate so as to qualify for applicable treaty-reduced rates of tax.

     If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. The International Equity Fund and the International Equity Index Fund anticipate that they may qualify for and make this election in most, but not necessarily all, of their taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which such an election is made, the Fund will report to shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

     If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

INVESTMENTS WITH ORIGINAL ISSUE DISCOUNT

     Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

OPTIONS, FUTURES, AND SWAPS

     A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification as a regulated investment company, each Fund seeks to monitor its transactions, seeks to make the appropriate tax elections and seeks to make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

     The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

     The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

B-44 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

DISTRIBUTIONS

     Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

     At a Fund’s option, it retains some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Funds are expected to pay tax on any retained net capital gain at their regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Funds choose this option, they must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

     Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

BUYING A DIVIDEND

     An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

QUALIFIED DIVIDEND INCOME

     Individual shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income. The Fund must designate the portion of its distributions that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions that may be designated as qualified dividend income for that taxable year is the total amount of quali-fied dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. Little, if any, of the ordinary dividends paid by the Fixed-Income Funds or the Money Market Fund are expected to constitute qualified dividend income. These special rules relating to qualified dividend income apply to taxable years beginning before January 1, 2011. Without additional Congressional action, all of the Funds’ ordinary income dividends for taxable years beginning on or after such date will be subject to taxation at ordinary income rates.

DIVIDENDS-RECEIVED DEDUCTION

     The Trust’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Fund are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-45

that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

GAINS AND LOSSES ON REDEMPTIONS

     A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

     In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

LONG-TERM CAPITAL GAINS

     In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (or 5% (0% for tax years beginning after 2007) in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. These maximum rates on long-term capital gains applies to taxable years beginning prior to January 1, 2011. Without additional Congressional action, the maximum federal income tax rate on capital gains for taxable years beginning on or after such date, will be 20% (10% in the case of individual investors who are in the 10% or 15% bracket). Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

DEDUCTION OF CAPITAL LOSSES

     Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

REPORTS TO SHAREHOLDERS

     The Fund sends to each of their shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

BACKUP WITHHOLDING

     The Trust may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish the Fund with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

SHARES HELD IN CERTAIN CUSTODY ACCOUNTS

     Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408 (IRAs) are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and

B-46 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions. Shareholders invested through such accounts should consult their tax adviser or TIAA-CREF for more information.

TREATMENT OF TAX-EXEMPT BOND FUND II

     The Tax-Exempt Bond Fund II expects to qualify to pay “exempt-interest dividends” which may be treated by shareholders as items of interest that is exempt from regular federal income tax. (Distributions derived from net long-term capital gains of the Tax-Exempt Bond Fund II will ordinarily be taxable to shareholders as long-term capital gains, and any distributions derived from taxable interest income, net short-term capital gains, and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.) The recipient of exempt-interest dividends is required to report such income on his or her federal income tax returns, but if a shareholder borrows funds to purchase or carry shares of the Tax-Exempt Bond Fund II, interest paid on such debt is not deductible. In addition, exempt-interest dividends will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable. Any losses realized by shareholders who dispose of shares of the Tax-Exempt Bond Fund II with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

     The Tax-Exempt Bond Fund II may invest a portion of its assets in private activity bonds, the interest from which (including the Fund’s distributions attributable to such interest) may be a preference item for purposes of federal alternative minimum tax (AMT), both individual and corporate. Income from securities that is a preference item is included in the computation of the AMT and, in the case of corporations, all exempt-interest income, whether or not attributable to private activity bond interest, may increase a corporate shareholder’s liability, if any, for AMT.

     Shareholders who have not held shares of the Tax-Exempt Bond Fund II for such fund’s full taxable year may have designated as tax-exempt interest or as a tax-preference item a percentage distribution which is not equal to the actual amount of tax-exempt income or tax-preference income earned by the Fund during the period of their investment.

     A portion of the dividends to shareholders from the Tax-Exempt Bond Fund II may be exempt from state and local taxes. Income from investments in the shareholder’s state of residence is generally tax-exempt. The Tax-Exempt Bond Fund II will direct the Transfer Agent to send shareholders a breakdown of income from each state in order to aid them in preparing tax returns.

BROKERAGE ALLOCATION

     Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of a Fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

     Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.

     Advisors may place orders with brokers providing useful research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

     The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2006. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Fund	Commissions
Growth Equity Fund	$214,718
Growth & Income Fund	$465,131
International Equity Fund	$5,133,007
Large-Cap Value Fund	$2,381,225
Large-Cap Growth Fund	$10,225
Mid-Cap Growth Fund	$663,059
Mid-Cap Value Fund	$1,445,080
SmallCap Equity Fund	$9,746
Large-Cap Growth Index Fund	$17,086
Large-Cap Value Index Fund	$12,612
Equity Index Fund	$5,734
S&P 500 Fund	$6,290
Mid-Cap Growth Index Fund	$867
Mid-Cap Value Index Fund	$1,771
Mid-Cap Blend Index Fund	$3,253
Small-Cap Growth Index Fund	$2,570
Small-Cap Value Index Fund	$1,507
Small-Cap Blend Index Fund	$4,105
International Equity Index Fund	$26,589
Real Estate Securities Fund	$2,904,516
Social Choice Equity Fund	$3,225

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-47

     Research or service obtained for one Fund may be used by Advisors in managing the other Funds and other advisory clients. In such circumstances, the expenses incurred will be allocated equitably consistent with Advisors’ fiduciary duty to the other Funds. Research or services obtained for TIAA-CREF Institutional Mutual Funds also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. Under such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the TIAA-CREF Institutional Mutual Funds.

     The aggregate amount of brokerage commissions paid by the Funds for the fiscal year ending September 30, 2004, 2005 and 2006 was as follows:

	2004	2005	2006
Fund	Commissions	Commissions	Commissions
Growth Equity Fund	$122,499	$160,732	$279,440
Growth & Income Fund	$642,106	$545,035	$425,644
International Equity Fund	$624,031	$2,011,807	$4,507,060
Equity Index Fund	$34,413	$52,639	$34,557
Social Choice Equity Fund	$8,088	$11,132	$9,083
Large-Cap Value Fund	$646,121	$1,384,478	$2,043,536
Mid-Cap Growth Fund	$152,560	$333,501	$494,933
Mid-Cap Value Fund	$420,608	$623,422	$1,196,243
Small-Cap Equity Fund	$269,257	$359,980	$327,821
Large-Cap Growth Index Fund	$3,247	$102,385	$90,756
Large-Cap Value Index Fund	$27,192	$89,102	$86,246
S&P 500 Index Fund	$27,756	$77,021	$52,563
Mid-Cap Growth Index Fund	$237	$1,555	$7,676
Mid-Cap Value Index Fund	$449	$2,664	$12,916
Mid-Cap Blend Index Fund	$1,469	$8,214	$24,845
Small-Cap Growth Index Fund	$6,652	$16,694	$36,551
Small-Cap Value Index Fund	$3,561	$14,659	$25,991
Small-Cap Blend Index Fund	$6,535	$39,397	$37,859
International Equity Index Fund	$2,645	$15,508	$141,472
Real Estate Securities Fund	$2,500,812	$2,812,739	$2,507,107

     During the fiscal year ending September 30, 2006, certain of the Funds acquired securities of certain regular brokers or dealers or their parents. These entities and the value of a Fund’s aggregate holdings in the securities of those entities, as of September 30, 2006, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Fund	Broker	Parent	Holdings (US$)
Institutional Equity Index	Bank of America Corp	Bank of America Corp	10,605,146
Institutional Equity Index	Bear Stearns Cos, Inc	Bear Stearns & Co Inc.	718,573
Institutional Equity Index	Citigroup, Inc	Citigroup	10,709,299
Institutional Equity Index	Goldman Sachs Group, Inc	Goldman Sachs & Co	2,800,440
Institutional Equity Index	JPMorgan Chase & Co	JPMorgan Chase & Co	7,068,137
Institutional Equity Index	Legg Mason Inc	Legg Mason Inc	554,730
Institutional Equity Index	Lehman Brothers Holdings Inc	Lehman Brothers Inc	1,717,762
Institutional Equity Index	Merrill Lynch & Co Inc	Merrill Lynch	3,120,274
Institutional Equity Index	Morgan Stanley	Morgan Stanley	3,384,191
Institutional Equity Index	Piper Jaffray Co	Piper Jaffray Co	54,800
Institutional Equity Index	Wachovia Corp	Wachovia Corp	3,891,883
Institutional Growth & Income	Bank of America Corp	Bank of America Corp	4,856,710
Institutional Growth & Income	Bear Stearns Cos, Inc	Bear Stearns & Co Inc.	1,103,848
Institutional Growth & Income	Citigroup, Inc	Citigroup	2,625,656
Institutional Growth & Income	JPMorgan Chase & Co	JPMorgan Chase & Co	3,595,774
Institutional Growth & Income	Morgan Stanley	Morgan Stanley	2,452,765
Institutional Growth Equity	Goldman Sachs Group, Inc	Goldman Sachs & Co	1,266,745
Institutional Growth Equity	Merrill Lynch & Co Inc	Merrill Lynch	714,149
Institutional International Equity Index	Barclays PLC	Barclays Capital	3,097,164

B-48 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID (continued)

Fund	Broker	Parent	Holdings (US$)
Institutional International Equity Index	Nomura Holdings Inc	Nomura Holdings Inc	1,181,528
Institutional International Equity Index	UBS AG	UBS	4,679,060
Institutional Large-Cap Growth	Goldman Sachs Group, Inc	Goldman Sachs & Co	236,161
Institutional Large-Cap Growth	Merrill Lynch & Co Inc	Merrill Lynch	133,130
Institutional Large-Cap Growth Index	Goldman Sachs Group, Inc	Goldman Sachs & Co	4,241,599
Institutional Large-Cap Growth Index	Lehman Brothers Holdings Inc	Lehman Brothers Inc	445,745
Institutional Large-Cap Growth Index	Merrill Lynch & Co Inc	Merrill Lynch	1,143,811
Institutional Large-Cap Growth Index	Morgan Stanley	Morgan Stanley	745,213
Institutional Large-Cap Value	Bank of America Corp	Bank of America Corp	26,051,091
Institutional Large-Cap Value	Citigroup, Inc	Citigroup	5,388,003
Institutional Large-Cap Value	JPMorgan Chase & Co	JPMorgan Chase & Co	24,137,299
Institutional Large-Cap Value	Merrill Lynch & Co Inc	Merrill Lynch	39,501
Institutional Large-Cap Value	Morgan Stanley	Morgan Stanley	13,477,122
Institutional Large-Cap Value	Wachovia Corp	Wachovia Corp	9,371,052
Institutional Large-Cap Value Index	Bank of America Corp	Bank of America Corp	20,166,748
Institutional Large-Cap Value Index	Citigroup, Inc	Citigroup	20,365,197
Institutional Large-Cap Value Index	Goldman Sachs Group, Inc	Goldman Sachs & Co	1,299,226
Institutional Large-Cap Value Index	Lehman Brothers Holdings Inc	Lehman Brothers Inc	2,841,394
Institutional Large-Cap Value Index	Merrill Lynch & Co Inc	Merrill Lynch	4,851,439
Institutional Large-Cap Value Index	Morgan Stanley	Morgan Stanley	5,714,686
Institutional S&P 500 Index	Bank of America Corp	Bank of America Corp	18,680,020
Institutional S&P 500 Index	Citigroup, Inc	Citigroup	18,920,296
Institutional S&P 500 Index	Goldman Sachs Group, Inc	Goldman Sachs & Co	5,616,444
Institutional S&P 500 Index	Lehman Brothers Holdings Inc	Lehman Brothers Inc	3,056,327
Institutional S&P 500 Index	Merrill Lynch & Co Inc	Merrill Lynch	5,342,426
Institutional S&P 500 Index	Morgan Stanley	Morgan Stanley	6,021,637
Institutional Social Choice Equity	Bank of America Corp	Bank of America Corp	5,266,252
Institutional Social Choice Equity	Goldman Sachs Group, Inc	Goldman Sachs & Co	1,702,358
Institutional Social Choice Equity	Legg Mason Inc	Legg Mason Inc	247,107
Institutional Social Choice Equity	Merrill Lynch & Co Inc	Merrill Lynch	1,986,788
Institutional Social Choice Equity	Wachovia Corp	Wachovia Corp	2,537,114

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL
Fund	Broker	Parent	Holdings (US$)
Institutional Bond	Bank of America Corp	Bank of America Corp	6,324,251
Institutional Bond	Bear Stearns Cos, Inc	Bear Stearns & Co Inc.	1,521,140
Institutional Bond	Citigroup Inc	Citigroup	8,312,146
Institutional Bond	Goldman Sachs Group Inc	Goldman Sachs & Co	6,142,261
Institutional Bond	HSBC Finance Corp	HSBC Securities	11,278,518
Institutional Bond	JPMorgan Chase & Co	JPMorgan Chase & Co	839,889
Institutional Bond	Lehman Brothers Holdings Inc	Lehman Brothers Inc	3,902,159
Institutional Bond	Merrill Lynch & Co Inc	Merrill Lynch	3,957,784
Institutional Bond	Morgan Stanley	Morgan Stanley	7,805,794
Institutional Bond	UBS Finance (Delaware) Inc	UBS	4,993,419
Institutional Bond	Wachovia Corp	Wachovia Corp	3,368,235
Institutional Bond Plus II	Bank of America Corp	Bank of America Corp	379,883
Institutional Bond Plus II	Bear Stearns Cos, Inc	Bear Stearns & Co Inc.	25,352
Institutional Bond Plus II	Citigroup Inc	Citigroup	371,605
Institutional Bond Plus II	Goldman Sachs Group Inc	Goldman Sachs & Co	206,015
Institutional Bond Plus II	HSBC Finance Corp	HSBC Securities	833,040

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-49

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL (continued)
Fund	Broker	Parent	Holdings (US$)
Institutional Bond Plus II	JPMorgan Chase & Co	JPMorgan Chase & Co	78,552
Institutional Bond Plus II	Lehman Brothers Holdings Inc	Lehman Brothers Inc	154,033
Institutional Bond Plus II	Merrill Lynch & Co Inc	Merrill Lynch	151,878
Institutional Bond Plus II	Morgan Stanley	Morgan Stanley	241,154
Institutional Bond Plus II	Wachovia Corp	Wachovia Corp	145,971
Institutional Equity Index	Bank of America Corp	Bank of America Corp	10,605,146
Institutional Equity Index	Bear Stearns Cos, Inc	Bear Stearns & Co Inc.	718,573
Institutional Equity Index	Citigroup Inc	Citigroup	10,709,299
Institutional Equity Index	Goldman Sachs Group Inc	Goldman Sachs & Co	2,800,440
Institutional Equity Index	JPMorgan Chase & Co	JPMorgan Chase & Co	7,068,137
Institutional Equity Index	Lehman Brothers Holdings Inc	Lehman Brothers Inc	1,717,762
Institutional Equity Index	Merrill Lynch & Co Inc	Merrill Lynch	3,120,274
Institutional Equity Index	Morgan Stanley	Morgan Stanley	3,384,191
Institutional Equity Index	Wachovia Corp	Wachovia Corp	3,891,883
Institutional Growth & Income	Bank of America Corp	Bank of America Corp	4,856,710
Institutional Growth & Income	Bear Stearns Cos, Inc	Bear Stearns & Co Inc.	1,103,848
Institutional Growth & Income	Citigroup Inc	Citigroup	2,625,656
Institutional Growth & Income	JPMorgan Chase & Co	JPMorgan Chase & Co	3,595,774
Institutional Growth & Income	Morgan Stanley	Morgan Stanley	2,452,765
Institutional Growth Equity	Goldman Sachs Group Inc	Goldman Sachs & Co	1,266,745
Institutional Growth Equity	Merrill Lynch & Co Inc	Merrill Lynch	714,149
Institutional International Equity Index	Barclays PLC	Barclays Capital	3,097,164
Institutional International Equity Index	UBS AG	UBS	4,679,060
Institutional Large-Cap Growth	Goldman Sachs Group Inc	Goldman Sachs & Co	236,161
Institutional Large-Cap Growth	Merrill Lynch & Co Inc	Merrill Lynch	133,130
Institutional Large-Cap Growth Index	Goldman Sachs Group Inc	Goldman Sachs & Co	4,241,599
Institutional Large-Cap Growth Index	Lehman Brothers Holdings Inc	Lehman Brothers Inc	445,745
Institutional Large-Cap Growth Index	Merrill Lynch & Co Inc	Merrill Lynch	1,143,811
Institutional Large-Cap Growth Index	Morgan Stanley	Morgan Stanley	745,213
Institutional Large-Cap Value	Bank of America Corp	Bank of America Corp	26,051,091
Institutional Large-Cap Value	Citigroup Inc	Citigroup	5,388,003
Institutional Large-Cap Value	JPMorgan Chase & Co	JPMorgan Chase & Co	24,137,299
Institutional Large-Cap Value	Merrill Lynch & Co Inc	Merrill Lynch	39,501
Institutional Large-Cap Value	Morgan Stanley	Morgan Stanley	13,477,122
Institutional Large-Cap Value	Wachovia Corp	Wachovia Corp	9,371,052
Institutional Large-Cap Value Index	Bank of America Corp	Bank of America Corp	20,166,748
Institutional Large-Cap Value Index	Citigroup Inc	Citigroup	20,365,197
Institutional Large-Cap Value Index	Goldman Sachs Group Inc	Goldman Sachs & Co	1,299,226
Institutional Large-Cap Value Index	Lehman Brothers Holdings Inc	Lehman Brothers Inc	2,841,394
Institutional Large-Cap Value Index	Merrill Lynch & Co Inc	Merrill Lynch	4,851,439
Institutional Large-Cap Value Index	Morgan Stanley	Morgan Stanley	5,714,686
Institutional Mid-Cap Value	Bear Stearns Cos, Inc	Bear Stearns & Co Inc.	3,362,400
Institutional Money Market	Bank of America Corp	Bank of America Corp	4,896,295
Institutional Money Market	Barclay's U.S. Funding Corp	Barclays Capital	6,182,960
Institutional Money Market	Goldman Sachs Group Inc	Goldman Sachs & Co	1,493,611
Institutional Money Market	HSBC Finance Corp	HSBC Securities	3,983,083
Institutional Money Market	Merrill Lynch & Co Inc	Merrill Lynch	6,953,482
Institutional Money Market	Morgan Stanley	Morgan Stanley	6,558,699
Institutional Money Market	UBS Finance (Delaware) Inc	UBS	6,868,822
Institutional S&P 500 Index	Bank of America Corp	Bank of America Corp	18,680,020

B-50 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL (concluded)
Fund	Broker	Parent	Holdings (US$)
Institutional S&P 500 Index	Citigroup Inc	Citigroup	18,920,296
Institutional S&P 500 Index	Goldman Sachs Group Inc	Goldman Sachs & Co	5,616,444
Institutional S&P 500 Index	Lehman Brothers Holdings Inc	Lehman Brothers Inc	3,056,327
Institutional S&P 500 Index	Merrill Lynch & Co Inc	Merrill Lynch	5,342,426
Institutional S&P 500 Index	Morgan Stanley	Morgan Stanley	6,021,637
Institutional Short-Term Bond II	Bank of America Corp	Bank of America Corp	100,888
Institutional Short-Term Bond II	Citigroup Inc	Citigroup	598,561
Institutional Short-Term Bond II	Goldman Sachs Group Inc	Goldman Sachs & Co	158,417
Institutional Short-Term Bond II	HSBC Finance Corp	HSBC Securities	758,787
Institutional Short-Term Bond II	JPMorgan Chase & Co	JPMorgan Chase & Co	240,775
Institutional Short-Term Bond II	Merrill Lynch & Co Inc	Merrill Lynch	242,965
Institutional Short-Term Bond II	Morgan Stanley	Morgan Stanley	171,023
Institutional Short-Term Bond II	Wachovia Corp	Wachovia Corp	124,455
Institutional Social Choice Equity	Bank of America Corp	Bank of America Corp	5,266,252
Institutional Social Choice Equity	Goldman Sachs Group Inc	Goldman Sachs & Co	1,702,358
Institutional Social Choice Equity	Merrill Lynch & Co Inc	Merrill Lynch	1,986,788
Institutional Social Choice Equity	Wachovia Corp	Wachovia Corp	2,537,114

DIRECTED BROKERAGE

     In accordance with the 1940 Act, as amended, the Funds have adopted a policy prohibiting the Funds to compensate brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors personnel do not violate this policy of the Funds.

VOTING RIGHTS

     We do not plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. We will mail proxy materials to shareholders for these meetings, and we encourage shareholders who cannot attend to vote by proxy. The number of votes you have on any matter submitted to shareholders depends on the dollar value of your investment in the Funds.

LEGAL MATTERS

     All matters of applicable state law pertaining to the Funds have been passed upon by George W. Madison, Executive Vice President and General Counsel of the TIAA-CREF Institutional Mutual Funds (and TIAA and CREF). Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP of Washington, D.C.

EXPERTS

     The financial statements for the fiscal year September 30, 2006, incorporated by reference in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent registered certified public accountants, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing. For fiscal periods prior to fiscal year 2005, a different accounting firm served as the Funds’ independent registered public accounting firm.

FINANCIAL STATEMENTS

     The audited financial statements of the TIAA-CREF Institutional Mutual Funds are incorporated herein by reference to the Funds’ report on Form N-CSR for the fiscal year ended September 30, 2006, which contains the Funds’ Annual Report. These financial statements have been filed with the SEC and the reports have been provided to all shareholders. We will furnish you, without charge, another copy of the Annual Report on request.

TIAA-CREF Institutional Mutual Funds Statement of Additional Information | B-51

Appendix A | TIAA-CREF Policy Statement on Corporate Governance

TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

Introduction

     Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is a long-term investor in the U.S. and international equity markets. We recognize that the development, vitality and integrity of public corporations are critical to the strength of TIAA-CREF’s investments and to the country’s overall economy and society. We believe that sound corporate governance contributes significantly to long-term corporate performance. Accordingly, we conceive our fiduciary responsibility to our shareholders and participants to require that we be advocates for better corporate governance — both as a means to improve long-term value for our participants and to foster the investor confidence necessary for the long-term viability of the free market system.

     TIAA-CREF’s views on corporate governance are founded on our conviction that good corporate governance should maintain the appropriate balance between the rights of shareholders — the owners of the corporations — and the needs of the board and management to direct and manage effectively the corporation’s affairs. A sound governance structure should reinforce a culture of corporate integrity, contribute to the identification and pursuit of long-term strategic goals of growth and profit and, most importantly, ensure continuity of strong leadership. At the same time, it should provide an active and vigilant line of defense against breaches of integrity and abuses of authority.

     This Policy Statement sets forth our views as to what good corporate governance means in an ever-changing economic environment and presents our voting guidelines on major proxy issues. We expect that the statement will serve as a basis for dialogue with boards of directors and senior managers, with the objectives of improving corporate governance practices and increasing long-term shareholder value.

     This is the fourth edition of this document, which is revised periodically by the Corporate Governance and Social Responsibility Committees of the TIAA-CREF boards. We note that this revision reflects our reaction to recent major corporate governance failures and market dysfunction and to the regulatory and legislative responses they provoked. New reforms, including the Sarbanes-Oxley legislation and the amended listing requirements of the major U.S. exchanges, have materially affected the marketplace and investor expectations. These reforms have served to codify into law and regulation many principles and policies that TIAA-CREF has long endorsed — a development our participation in the regulatory process helped to produce.

     This statement reflects recent experience and strengthens and clarifies our corporate governance principles, to make them more useful to corporate managements, boards of directors, other shareholders and market participants. We place particular priority on three areas that were generally recognized as sources of significant and continuing corporate governance deficiencies: 1) the failure of boards of directors to play their required oversight role; 2) the failure of some professional advisors, including public accountants, law firms, investment bankers and consultants, to discharge their responsibilities properly, and 3) the failure of many investors, particularly institutional investors, to exercise effectively their rights and responsibilities or even to be heard on matters of corporate governance importantly affecting them. Our new policy initiatives reinforce and supplement the reforms announced to date and help to ensure that the spirit of these reforms is incorporated into practice.

     Although many of the specifics in this statement relate principally to companies incorporated in the United States, the broad principles apply to all public corporations in which TIAA-CREF might invest. TIAA-CREF’s portfolio has been diversified internationally for many years, and we have played a significant role in efforts to improve global standards of corporate governance. We will continue to promote principles and practices of good corporate governance outside the United States, as explained in the section on global standards.

The Board of Directors

     The primary responsibility of the board of directors is to foster the long-term success of the corporation, consistent with its fiduci-ary responsibility to shareholders and its obligations to regulators. To carry out this responsibility, the board must ensure that it is independent and accountable to shareholders and must exert authority for the continuity of executive leadership with proper vision and values. The board is singularly responsible for the selection and evaluation of the corporation’s chief executive officer and included in that evaluation is assurance as to the quality of senior management. The board should also be responsible for the review and approval of the corporation’s long-term strategy, the assurance of the corporation’s financial integrity, and the development of equity and compensation policies that motivate management to achieve and sustain superior long-term performance.

     The board should put in place structures and processes that enable it to carry out these responsibilities effectively. Certain issues may be delegated appropriately to committees, including the audit, compensation and corporate governance/nominating committees, to develop recommendations to bring to the full board. Nevertheless, the board maintains overall responsibility for the work of the committees and the long-term success of the corporation.

     TIAA-CREF puts major focus on the quality of the board of directors. Accordingly, while we normally vote for the board’s nominees, we will vote for alternative candidates when our analysis indicates that those candidates will better represent shareholder interests. We will withhold our vote from unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. We also will withhold our vote from unopposed directors when the board as a whole has acted contrary to legitimate shareholder concerns.

A. Board Membership

     1. Director Independence. The Board should be comprised of a substantial majority of independent directors. This is a prime example of a principle long espoused by TIAA-CREF and now accepted by mainstream boards and senior managements. Going forward, TIAA-CREF will focus on how company boards interpret and implement the new exchange listing requirements as reflected by

B-52 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

their actions and corporate governance positions and will encourage board practices that promote a spirit and culture of true independence and vitality.

     More specifically, the definition of independence should extend beyond that incorporated in amended listing standards of the exchanges. We believe independence means that a director and his or her immediate family have no present or former employment with the company, nor any substantial connection of a personal or financial nature (other than equity in the company or equivalent stake) to the company or its management that could in fact or in appearance compromise the director’s objectivity and loyalty to shareholders. To be independent, the director must not provide, or be affiliated with any organization that provides goods or services for the company if a reasonable, disinterested observer could consider the relationship substantial.

     True independence depends upon these and other factors that may not be readily discerned by shareholders. In view of the importance of independence, non-management directors should evaluate the independence of each of their fellow directors based on all information available to them and should disclose to shareholders how they determine that directors are capable of acting independently.

     2. Director Qualifications. The board should be comprised of individuals who can contribute business judgment to board deliberations and decisions, based on their experience in relevant business, management disciplines or other professional life. Directors should reflect a diversity of background and experience, and at least one director should qualify as a financial expert for service on the audit committee. Each director should be prepared to devote substantial time and effort to board duties, taking into account other executive responsibilities and board memberships.

     3. Board Alignment with Shareholders. Directors should have a direct, personal and material investment in the common shares of the company so as to align their attitudes and interests with those of public shareholders. The definition of a material investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation; their use is less aligned with the interests of long-term equity owners than other forms of equity.

     4. Director Education. Directors should continuously take steps through director education to improve their competence and understanding of their roles and responsibilities and to deepen their exposure to the company’s businesses, operations and management. The company should disclose whether directors are participating in such programs. New directors should receive comprehensive orientation, and all directors should receive periodic updates concerning their responsibilities or participate in periodic director education programs. Companies may develop and conduct such programs internally and may encourage directors to participate in independent programs available for director education through universities and organizations with a history of providing excellent education.

     5. Disclosure of Any Monetary Arrangements. The Board should approve and disclose to shareholders any monetary arrangements with directors for services outside normal board activities.

B. Board Responsibilities

     1. Fiduciary Oversight. The board must exercise its fiduciary responsibilities in the best interests of the corporation and its shareholders. In addition to ensuring that corporate resources are used only for appropriate business purposes, the board should be a model of integrity and inspire a culture of high ethical standards. The board should mandate strong internal controls, avoid board member conflicts of interest, and promote fiscal accountability and compliance with all applicable laws and regulations. The board should develop a clear and meaningful set of governance principles and disclose them to shareholders on the company’s website, as well as in the annual report or proxy statement. The board also should develop procedures that require that it be informed of violations of corporate standards. Finally, through the audit committee, the board should be directly engaged in the selection and oversight of the corporation’s external audit firm.

     2. CEO Selection and Succession Planning. The development, selection and evaluation of executive leadership are among the most important decisions the board will make. Continuity of strong executive leadership with proper values is critical to corporate success. Under such leadership, companies have the best opportunity to succeed and benefit shareholders. Indifferent or weak leadership over time allows the best of business positions to erode and a company’s fortunes to decline. To ensure the long-term success of the company and its shareholders, it is imperative that the board develop, select and support strong corporate leadership.

     This process depends upon a thorough and effective management development and succession plan, and a sound evaluation process. The succession plan should identify high-potential executives and provide them with career development opportunities to advance in increasingly responsible positions. A thoughtful and deliberate succession plan will result in a pool of senior managers who have the experience and demonstrated capabilities to succeed as the Chief Executive Officer.

     The evaluation process should be ongoing and should reflect a clear understanding between the board and the CEO regarding the corporation’s expected performance, including specific objectives and measures for CEO performance.

     3. Strategic Planning. The board should review the company’s strategic plan at least annually. The strategic allocation of corporate resources to each of the company’s businesses is critical to its future success. Strategic plan reviews should include assessments of a) markets, products and customers for each major business segment; b) competitive strengths and weaknesses of the company; c) opportunities and threats confronting the company; d) key success factors and other elements necessary to maintain a competitive advantage; e) human resource management issues; and f) a projection of the firm’s financial resources, which ensures flexibility and includes sufficient availability of capital needed to achieve its strategic objectives.

     4. Equity Policy. The board should develop an equity policy that reflects its broad philosophy regarding the proportion of stock that the company intends to be available for executive compensation and communicate that policy to shareholders. The board should establish limits on the number of shares to be available for option programs, as measured by potential dilution, and should disclose

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the terms of those programs. As equity-based compensation has become an increasingly important part of executive compensation, it has claimed an increasingly larger share of the equity base of the corporation — in many cases far more than shareholders would have approved or the board may have intended. A well-designed equity policy will help to prevent such results and ensure that compensation is appropriately linked to both corporate performance and corporate resources.

C. Board Structure and Processes

     1. Role of the Chairman. The board should organize its functions and conduct its business in a manner that enables it to carry out its responsibilities consistent with good governance principles. Thus, it should ensure that it is the focal point for accountability of the CEO and management of the company. In the absence of special circumstances, we would leave to the discretion of the board whether to separate the positions of CEO and chairman. However, when the board chooses not to separate the positions, it should designate a lead or presiding director who would preside over executive sessions of independent directors and, if the board determines it to be appropriate, would participate actively in the preparation of board agendas. The board should encourage full discussion of all issues before the board and provide appropriate resources for board members so that they may prepare for meetings.

     2. Committee Structure. The board should delegate certain functions to committees. Under new regulations, three key committees must be comprised exclusively of independent directors: the audit committee, the compensation committee, and the corporate governance/nominating committee. The new requirements have also greatly expanded the responsibilities and necessary competencies of audit committee members. The credibility of the corporation will depend in part on the vigorous demonstration of independence by the committees and their chairs. Committees should have the right to retain and evaluate outside consultants and to communicate directly with staff below the senior level.

     The committees should report back to the board on important issues they have considered and upon which they have taken action. The audit, compensation and corporate governance/nominating committees should meet in executive session on a regular basis with inclusion of management personnel, if appropriate because of issues under discussion, and also without such personnel being present. If the company receives a shareholder proposal, the committee most appropriate to consider the matter should review the proposal and the management response to it. Each committee should create and disclose to shareholders a clear and meaningful charter specifying its role and responsibilities, including the following:

     • Audit Committee

     The audit committee plays a critical role in ensuring the corporation’s financial integrity and consideration of legal and compliance issues. It represents the intersection of the board, management, independent auditors, and internal auditors, and it has sole authority to hire and fire the corporation’s independent auditors. When selecting auditors, the committee should consider the outside firm’s independence. The committee should ensure that the firm’s independence is not compromised by the provision of non-audit services. The committee should establish limitations on the type and amount of such services that the audit firm can provide. The committee should also consider imposing limitations on the corporation’s ability to hire staff from the audit firm and requiring periodic rotation of the outside audit firm.

     In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the audit committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s process to monitor and manage business risks facing the company. The committee should establish a means by which employees can communicate directly with committee members and should ensure that the company develops, and is in compliance with, ethics policies and legal and regulatory requirements.

     • Compensation Committee

     Executive compensation practices provide a window into the effectiveness of the board. Through the compensation committee, the board should implement rational compensation practices that respond to the company’s equity policy, including conditional forms of compensation that motivate managers to achieve performance that is better than that of a peer group. They should not be driven by accounting treatment or the pursuit of short-term share price results. Compensation should reward only the creation of genuine and sustainable value. With shareholders’ interest and fairness in mind, the committee should develop policies and practices regarding cash pay, the role of equity-based compensation, fringe benefits and senior management employment contracts, severance and payments after change of control. All policies should be disclosed to shareholders upon adoption by the full board. As described later in this statement, TIAA-CREF has developed guidelines for the spe-cific components of executive compensation.

     • Corporate Governance/Nominating Committee

     The corporate governance/nominating committee is responsible for ensuring that the corporation has an engaged and vital board of directors. The committee should be charged to make recommendations related to the preparation of corporate governance principles; director qualifications and compensation; board and committee size, structure, composition and leadership; board and committee effectiveness; and director independence evaluation and director retirement policy. It should also be responsible for succession planning. The committee should also consider how new regulatory requirements affecting corporate governance should change company practices.

     3. Executive Sessions. The board should hold routinely scheduled executive sessions at which management, including the CEO, is not present. These meetings should help to facilitate a culture of independence, providing directors with an opportunity to engage in open discussion of issues that might otherwise be inhibited by the presence of the CEO or management. Executive sessions should also be used to evaluate CEO performance and discuss CEO compensation.

     4. Board Evaluation. The board should conduct regular evaluations of its performance and that of its key committees. Such evaluations should be designed to improve the board’s effectiveness and enhance its engagement and vitality. They should be based on criteria defined in the board’s governance principles and its com-

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mittee charters and should include a review of the skills, experience and contributions represented in the boardroom. In addition to director orientation and education, the board should consider other ways to improve director performance, including individual director performance evaluations.

     5. Annual Elections. All directors should stand for annual election to the board. A classified board structure at a public company can be a significant impediment to a free market for corporate control, particularly in combination with other takeover defenses, such as a “poison pill” shareholder rights plan. Moreover, a classified board structure can restrict a board’s ability to remove expeditiously an ineffective director.

     6. Board Schedule and Meeting Agendas. The board should establish schedules and agendas for the full board and its committees that anticipate business “rhythms” and normal recurring agenda items. They should specify the dates of meetings and subjects to be covered at each meeting and should ensure that all relevant materials are provided to members well before each meeting. This will enable directors to be prepared and vigorously engaged in meetings and the staff to be prepared to respond to the needs and concerns of the board and its committees. Meeting agendas should allow sufficient time to discuss important issues thoroughly.

     7. Indemnification and Liability. Directors should be held accountable to the shareholders and the corporation for willful or gross negligence of their duty of loyalty and their duty of care and should not obtain insurance for these types of conduct. Exclusive of this, the corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors.

     8. Board Size. The board should be large enough to allow key committees to be staffed with independent directors but small enough to allow all views to be heard and to encourage the active participation of all members.

     9. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limitations on the length of director service, we believe the board should establish a director retirement policy. A fixed director retirement policy will contribute to board vitality.

Shareholder Rights and Responsibilities

     As owners of the corporation, shareholders have a unique relationship to the board and management. Unlike other groups that do business with the corporation (e.g., customers, suppliers, lenders and labor), common stock shareholders do not and cannot have contractual protection of their interests. Instead, they must rely on the board of directors, whom they elect, and on their right to vote at shareholder meetings. To protect their long-term economic interests, shareholders have a responsibility to monitor the conduct of the board of directors and exercise their voting rights by casting thoughtful and informed proxy votes that enhance the financial interests of their investors. In view of the importance of the board of directors, shareholders should withhold votes from unopposed directors where the individual or the board as a whole has acted contrary to legitimate shareholder concerns.

     Although the proxy vote is the key mechanism by which shareholders play a role in the governance of the corporation, it is appropriate for institutional investors that are entrusted with the investment funds of others to be active shareholders and promote more effective corporate governance in the companies in which they invest. Institutional investors should also ensure that their own internal corporate governance practices meet high standards of accountability, transparency and fiduciary responsibility.

     TIAA-CREF votes its proxies in accordance with the following principles, which are intended to promote shareholder rights and enhance shareholder value:

     1. Each Director Represents All Shareholders. Shareholders should have the right to expect that each director is acting in the interests of all shareholders and not the interest of a dominant shareholder or a particular stakeholder.

     2. One Share-One Vote. Shareholders should have the right to a vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights or reduce the proportional impact of larger shareholdings.

     3. Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner to a proxy tabulator independent of management, except in circumstances of a contest for control. Confidential voting protects shareholders from undue influences in making voting decisions.

     4. Majority Requirements. Shareholders should have the right to approve matters submitted for their consideration with a simple majority of the shares voted. The board should not impose super-majority voting requirements, except if necessary to protect the interests of minority stockholders where there is a single dominant shareholder.

     5. Abstention Votes. Shareholder votes cast “for” or “against” a proposal should be the only votes counted. Votes cast to abstain should not be counted, except for purposes of determining whether a quorum requirement is met.

     6. Authorization of Stock. Shareholders should have the right to approve increases in the authorized number of common shares. Shareholders should ensure that such increases are intended for a valid corporate purpose and are not to be used in a manner inconsistent with shareholder interests; for example, as in an excessively generous equity compensation plan.

     7. Fair Price Provisions. All shareholders should receive equal financial treatment. TIAA-CREF supports “fair price” provisions and measures to limit the corporation’s ability to buy back shares from a particular shareholder at higher-than-market prices. Similarly, we support the elimination of pre-emptive rights, which can impede a corporation’s ability to raise capital efficiently. Exceptions may be made in those cases where an independent analysis indicates that such rights have a distinct value to shareholders, as they sometimes do in jurisdictions outside the United States.

     8. Anti-takeover Provisions. Shareholders should have the right to approve any action that alters the fundamental relationship between the shareholders and the board. Companies should make a compelling case prior to adopting shareholder rights plans (“poison pills”) and other anti-takeover measures, articulating their potential benefits to shareholders. We believe that any anti-takeover measure

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should have reasonably short expiration periods of no longer than three years. We strongly oppose anti-takeover provisions that contain “continuing director” or “deferred redemption” provisions that seek to limit the discretion of a future board to redeem the plan.

     9. Incorporation Site. Shareholder interests should be protected, regardless of the corporation’s domicile. Many jurisdictions have adopted statutes that protect companies from unfriendly takeovers, in some cases through laws that obscure or dilute directors’ fiduci-ary obligations to shareholders. TIAA-CREF will not support reincorporations to a new domicile if we believe the motivation is to take advantage of laws or judicial interpretations that reduce shareholder rights. We encourage boards to opt out of coverage under local laws mandating special anti-takeover protection.

     10. Shareholder Access to the Board. Shareholders should have the ability to communicate effectively with the board of directors. Formal procedures should be created to enable shareholders to communicate their views and concerns directly to board members. The board of directors is responsible for representing shareholders’ interests. When the board fails to fulfill its governance responsibilities, shareholders should consider other means to ensure board responsiveness, including challenges to the current board.

     11. Bundled Issues. Shareholders should have the right to vote on separate and distinct issues. The board should not combine disparate issues and present them for a single vote.

Executive Compensation

     As described earlier, the board is responsible for ensuring that a compensation program is in place which will attract, retain and motivate strong management and which complies with the board’s equity policy. TIAA-CREF believes that aligning the rewards of employees with those of shareholders will enhance the long-term performance of the corporation, and compensation programs that are based on performance can play the critical role in this alignment. Thus, TIAA-CREF encourages the board to work with consultants who are independent of management to develop carefully designed cash pay, stock-based compensation and fringe benefit programs that are clearly understood by management and shareholders, and based on the following principles:

1.	Compensation plans should be reasonable and fair by prevailing industry standards and able to withstand the critical scrutiny of investors, employees and the public at large.

2.	Compensation plans should be understandable and appropriate to the corporation’s size, complexity and performance.

3.	Disclosure to shareholders about executive compensation should be full and complete and should be adequate to enable a reasonably sophisticated investor to evaluate and assess the total compensation package as well as particular elements.

4.	In setting compensation levels and incentive opportunities, the board should consider the individual’s experience, expertise, responsibilities and goals and objectives, in addition to overall corporate performance. The board should also consider comparative industry pay levels. However, surveys should be considered cautiously. Surveys that appear to call for stock option use inconsistent with the board’s equity policy or clearly in excess of levels that can be explained to shareholders should be disregarded.

5.	Compensation plans should encourage employees to achieve performance objectives and in so doing, create long-term shareholder value subject to appropriate consideration of the firm’s reputation, integrity and ethical standards.

6.	Compensation plans should be objectively linked to appropriate parameters of company performance, such as earnings, return on capital or other relevant financial or operational measures that are within the control of the executives who will receive the pay. Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

A. Equity-based Compensation

     Shareholder interests are greatly affected by equity-based compensation plans. Equity-based compensation can be a critical element of compensation and can provide the greatest opportunity for the creation of wealth for managers whose efforts contribute to the creation of value for shareholders. Thus, equity-based compensation plans can offer the greatest incentives. At the same time, they can offer significant incentives for abuse. There is a need for regulatory organizations to require realistic accounting of the cost of equity-based plans to the company so as to eliminate the excesses that have diminished the usefulness of these plans to shareholders. As a matter of public policy, TIAA-CREF strongly advocates comprehensive disclosure and realistic accounting of equity-based plans, with the cost charged to the income statement. Further, we urge companies to consider the following principles when developing equity-based compensation plans:

1.	The use of equity in compensation programs should be limited by the equity policy developed by the board of directors.

2.	Equity-based plans should fully disclose the size of grants, potential value to recipients, cost to the company, and plan provisions that could have a material impact on the number and value of shares distributed. Disclosure should also include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

3.	All plans that provide for the distribution of stock or stock options to employees and/or directors should be submitted to shareholders for approval.

4.	Equity-based plans should emphasize restricted stock awards. Restricted stock more closely aligns the interests of executives with shareholders (as opposed to option grants), and the value to the recipient and cost to the corporation can be determined easily and tracked continuously.

5.	Equity-based plans should make judicious use of stock option grants. When used in excess, option grants can provide management with incentives to promote the company’s stock price without necessarily improving its performance or long-term value. When stock options are awarded, a company should develop plans for performance-based options, which set performance hurdles to achieve vesting; premium options, with vesting dependent on attainment of a pre-determined appreciation of stock; and/or indexed options, with a strike price tied to an index. Accounting rules should provide a “level playing field” for consideration of these alternatives; fixed-price options

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should not receive more favorable accounting treatment. Companies should also require that stock obtained through exercise of options be held for substantial periods of time, apart from sales permitted to meet tax liabilities produced by such exercise.

6.	Equity-based plans should specifically prohibit or severely restrict “mega grants,” which are grants of stock options of a value, at the time of grant, greater than a reasonable and explainable multiple of the recipient’s total cash compensation.

7.	Equity-based plans should prohibit the issuance of stock or stock options that are timed to take advantage of non-public information with significant short-term implications for the stock price.

B. Fringe Benefits and Severance Agreements

     Fringe benefits are an important component of the compensation plan and can have a significant impact on shareholders. They can be extremely complex, with high potential for unintended and unearned value transfer to management, and with unanticipated cost to the company. When developing fringe benefit plans, the board should be guided by the same principles of disclosure, reasonableness and fairness that guide development of other compensation plan components.

     More specifically, pension plans and executive contracts provide opportunities for earnings transfer and corporate liabilities that must be carefully controlled. Executive pension plans should provide for retirement income formulas that are comparable (as a percentage of final average pay) to that of employees throughout the organization. Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlement to allow this total to be achieved; however, SERPs should not be used to enhance retirement benefits beyond that which is reasonable. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of all SERPs should be fully disclosed.

2.	The value of the supplemental payment to which each eligible proxy-level executive is entitled should be estimated and disclosed.

3.	“Constructive credit” should be used to replicate full service credit not exceed it.

4.	Lump-sum distributions of the SERPs should be allowed; the discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

5.	The total cost of all supplemental plan obligations should be estimated and disclosed.

     Executive contracts and their costs also should be disclosed. Although they can be of substantial value to the corporation and its shareholders, they generally include severance arrangements that may produce substantial continuing obligations that go beyond reasonable parameters. Companies should not provide excessive perquisites during employment or in the post-retirement period. Severance arrangements should not provide contractual payments to executives who are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice, and full disclosure are requirements, and such contracts should protect the interests of the company as well as the executive.

Role of Independent Advisors

     Independent advisors, including public accountants, law firms, investment bankers and consultants can be critical to the effectiveness of corporate governance and enhance the legal and regulatory compliance of the corporate client. The role of advisors and how they perform their professional responsibilities can also leave an indelible mark on a corporation’s public reputation. Accordingly, advisors should provide advice and support in the best interests of the corporate client as a whole and avoid any actual or appearance of conflict of interest or undue influence of senior management. Such advisors should not provide their professional skills and expertise to enable clients to engage in transactions or corporate practices that are primarily designed for the purpose of obscuring or disguising financial condition or to mislead the market in other material ways. If advisors reasonably understand that their professional engagement and advice is being misused for these purposes, they should seek to bring such matters to the attention of the independent directors.

     If advisors are not reasonably satisfied that an appropriate response is forthcoming from the company, they should withdraw from the engagement and, if permitted by the advisor’s applicable rules of professional conduct, they should bring the matter to the attention of the appropriate regulator.

Governance of Companies Domiciled Outside the United States

     Investment opportunities are increasingly spread around the globe, and in fact, the modern corporation is increasingly delocal-ized in its own operations and even its legal organization. Thus, the interplay of different laws, standards, and customary practices must be increasingly considered in evaluating the governance risks posed by any investment. Not every country should — or will —adopt common, “one-size-fits-all” codes of practice. Legal systems will continue to differ. This makes it all the more crucial to identify where differences in practice may lead to a significant departure from what most would agree are desirable corporate governance principles.

     As the policy statements of international bodies (e.g., the International Corporate Governance Network, the Organization for Economic Cooperation and Development, and various advisory panels to the European Union) attest, there is widespread and growing agreement on many of the principles of corporate governance. But substantial resistance to certain of them still remains, such as the desirability of a market for corporate control, fair treatment of minority shareholders, and the accountability of directors to shareholders. TIAA-CREF will continue to be an active participant in the dialogue on these matters, meeting regularly with governments, shareholders, managers, regulators and exchange officials.

     TIAA-CREF appreciates that our governance initiatives are most effective when taken in conjunction with significant institutions in a company’s country of origin. We also recognize the importance of understanding how other countries’ practices and structures of ownership may operate differently from a U.S. model.

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     As a concerned and responsible investor, TIAA-CREF votes its shares whenever possible. In accordance with this policy, we have a proxy voting group that is familiar with the voting procedures in every country in which we invest, and custodial arrangements which provide for such voting around the world. We try to identify, address and improve on mechanisms in other markets that produce impediments to effective foreign shareholder voting.

     TIAA-CREF believes that it is incumbent upon any major public company, and particularly upon those that avail themselves of international capital markets, to take all reasonable steps to ensure that foreign shareholders can vote knowledgeably on issues of shareholder concern. To this end, we believe that our portfolio companies should:

1.	Publish full proxy materials in at least one widely-read international language of importance to their body of foreign shareholders (most often this will be English).

2.	Distribute such materials in a timely fashion so that international investors can make informed voting decisions and have sufficient time for the many extra steps normally entailed in voting shares from overseas.

3.	Not encumber the voting process with additional requirements and procedures so that it is more difficult for a foreign shareholder to vote shares than for one resident in the country of origin.

4.	Seek to ameliorate or eliminate particular practices such as the blocking of shares for a specified time before the shareholders’ meeting, which serve as a deterrent to share voting.

5.	Confirm, if possible, that a given shareholder’s vote has been received, and describe how that vote was recorded.

6.	Permit qualified institutional investors such as TIAA-CREF to participate in share exchanges and rights offerings on an equal basis with other investors.

Social Responsibility Issues

     TIAA-CREF believes that building long-term shareholder value is consistent with directors giving careful consideration to issues of social responsibility and the common good. We recognize that efforts to promote good corporate citizenship may serve to enhance a company’s reputation and long-term economic performance, and we encourage boards of both U.S. and international companies to adopt policies and practices that promote corporate citizenship and establish open channels of communication with shareholders, employees, customers, suppliers and the larger community. In particular, we believe that the following concerns should be among the issues that companies address:

  The environmental impact of the corporation’s operations and products.

  Equal employment opportunities for all segments of the population.

  Employee training and development.

  Evaluation of corporate actions to ensure that these actions do not negatively affect the common good of the corporation’s communities and its constituencies.

In developing our proxy voting guidelines for social issues, we seek to balance fiduciary responsibility with a commitment to corporate social responsibility and a belief that companies should be allowed flexibility in dealing with these issues. We will evaluate whether or not a resolution is practical and reasonable when it seeks action on the part of a corporation, and whether or not the shareholder resolution process is the appropriate forum for addressing the issues raised by proponents. We may be sympathetic to the concerns raised by proponents but may not believe that the actions requested of the corporation provide an effective remedy for those issues. In such instances, TIAA-CREF will vote to abstain.

     This approach to proxy voting is applied to a wide array of social issues. Our guidelines for voting on some of the more frequent issues are as follows:

Environmental Resolutions

     TIAA-CREF generally will support resolutions that request reasonable disclosure about the environmental impact of a corporation’s operations and products. TIAA-CREF generally will not support proposals that would require companies to take highly spe-cific actions or adopt very specific policies aimed at improving the environment. Exceptions may be made in cases where companies have extremely poor environmental records.

Human Rights Resolutions

     TIAA-CREF generally will support resolutions that request reasonable reports concerning company activities in countries with records of repression of human rights. TIAA-CREF generally will not support resolutions that would mandate that a company take specific actions (such as withdrawing from a country) for the sole purpose of promoting a particular agenda.

Tobacco-Related Resolutions

     TIAA-CREF generally will support proposals that call for increased disclosure about the risks of tobacco use and those that aim to reduce youth access to and use of tobacco products. TIAA-CREF generally will not support proposals that would require investment or divestment of a company’s assets and/or pension funds. We believe that each participant should have the choice of whether or not to invest in an account that uses non-financial criteria for its investment program.

Labor Issues Resolutions

     TIAA-CREF generally will support proposals that call for a company to increase the diversity of its workforce and implement non-discrimination policies.

     TIAA-CREF will consider on a case-by-case basis proposals concerning labor policies and practices. TIAA-CREF generally will support proposals that include reasonable requests and concern companies or countries where demonstrably egregious repression of human rights is found.

Dialogue Between TIAA-CREF and Companies

     TIAA-CREF believes that its policies on corporate governance should be shaped and allowed to evolve in collaboration with the companies in which it invests. Accordingly, we will continue to take the following steps, which have proven valuable in the past: a) provide copies of this Policy Statement and subsequent editions to companies in which we invest and suggest that the

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companies distribute the Statement to all executive officers and directors; b) periodically seek suggestions from companies and knowledgeable observers for ways to improve our guidelines and to make them more useful to directors and senior management; c) arrange for occasional informal opportunities for company directors, managers, and TIAA-CREF managers to review the guidelines in the Policy Statement; and d) send copies of the Policy Statement to other large institutional investors and appropriate organizations, make them available upon request, and publish them for TIAA-CREF participants and participating institutions to review and offer suggestions for change.

     We also communicate directly with companies where we perceive shortcomings in governance structure or policies. We engage in confidential discussions with board members and senior executives of the companies to explain our concerns and gain insights to their company. Our aim is to resolve privately any differences we may have. When these discussions fail to persuade us that management is responsive to shareholder interests, we may file shareholder proposals to build support for necessary change.

GUIDELINES FOR ASSESSING COMPENSATION PLANS

Equity-Based Award Compensation

     When voting on equity-based compensation plans, TIAA-CREF will consider the following elements of the plan:

     A. Potential Dilution from Stock-Based Plans

     Red Flag: Total potential dilution from existing and proposed compensation plans exceeds 15% over duration of plan(s) or 2% in any one year.

     Override: Increase threshold to 25% for plans proposed by companies in human-capital-intensive industries in which coverage extends through at least middle management levels. Increase threshold to 20% for firms at the lower range of market equity capitalization.

     Comment: The override conditions are each designed to address a specific consideration. The first addresses the needs of human-capital-intensive industries where generous stock-based grants may be necessary to attract and retain personnel and where significant contributions are made by individuals outside the ranks of senior management. The second override addresses the need to provide compensation with sufficient value at lower capitalization firms, since a given level of dilution has a lower economic value in a firm with lower market capitalization.

     B. Excessive Run Rate from Actual Grants

     Red Flag: In the most recent three years, potential dilution from stock and stock option grants averaged in excess of 2% per year.

     Override: Increase threshold to 3% for plans proposed by companies in human-capital-intensive industries.

     Comment: The “potential dilution” test described above is a snapshot at a given point in time. That test can miss excessive transfer of stock ownership over time, through stock plans, to executives and employees at companies that repeatedly return to the well for more options. This red flag for excessive run rates is based on actual grants at companies requesting shareholder approval for additional share authorizations for employee stock plans.

     C. Reload Options

     Red Flag: Proposal provides for granting reload options.

     Override: None.

     Comment: Reload options are automatically reloaded after exercise at the then-current market price. They enable the individual receiving them to reap the maximum potential benefit from option awards by allowing him or her to lock in increases in stock price that occur over the duration of the option with no attendant risk. This creates an additional divergence of interests between the shareholders and the option recipient, and an open-ended force for the dilution of shareholders’ equity.

     D. Evergreen Option Plans

     Red Flag: Plan contains an evergreen feature that has no termination date and reserves a specified percentage of the outstanding shares for award each year.

     Override: None.

     E. Option Mega Grants

     Red Flag: Option grants that are excessive in relation to other forms of compensation, are out of proportion to compensation of other employees of the corporation, and/or represent excessive earnings transfer opportunities compared to the scale and/or success of the corporation.

     F. Option Pricing

     Red Flag: Unspecified exercise price or exercise price below 100% of fair market value on the date of the grant.

     Override: None.

     G. Restricted Stock

     Red Flag: A plan limited to restricted stock exceeds 3% dilution, or, for an omnibus plan that potentially would allow award of restricted stock exceeding this level, the company has made grants of restricted stock exceeding 1% of outstanding shares over the last three years.

     Override: Arguments for higher dilution from restricted stock may be considered on a case-by-case basis for small-cap companies, or as part of a program to reduce dilution related to prior use of stock options.

     H. Coverage

     Red Flag: Plan is limited to a small number of senior employees. Override: Permits awards to a small number of employees at firms at the lower range of market equity capitalization.

     I. Repricing Options

     Red Flag: An option plan gives the company the ability to lower the exercise price of options already awarded where the market price of the stock has declined below the original exercise price (“underwater options”).

     Override: The company has not repriced options in the past or has excluded senior executives and board members from any

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repricing and has tied any repricing to a significant reduction in the total number of outstanding options.

     Comment: Repricing options after a decline in the stock price undermines the rationale for establishing an option plan in the first place. Repricing gives management a benefit unavailable to shareholders and thereby reduces the alignment of interests between shareholders and management.

     J. Excess Discretion

     Red Flag: Significant terms of awards — such as coverage, option price, or type of award provided for the proposed plan — are not specified in the proposal.

     Override: None.

     K. Bundling

     Red Flag: Vote on executive compensation plan is coupled with vote on one or more unrelated proposals.

     Override: None.

Fringe Benefits

  Support proposals that require shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

  Consider on a case-by-case basis proposals for prior shareholder ratification of all “golden parachute” severance agreements.
  Voting decisions will depend on the corporate governance profileand prior actions of the company.

  Support proposals to limit additions to supplemental executive retirement plans at the time of executives’ retirement.

B-60 | Statement of Additional Information TIAA-CREF Institutional Mutual Funds

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